                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES

                Investment Company Act file number 811-07462

                              WM Variable Trust
             (Exact name of registrant as specified in charter)

              1201 Third Avenue, 22nd Floor, Seattle, WA 98101
             (Address of principal executive offices) (Zip code)

                                John T. West
              1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                   (Name and address of agent for service)

     Registrant's telephone number, including area code: (206) 461-3800

                 Date of fiscal year end: December 31, 2003

                 Date of reporting period: December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS

[wm Variable Trust logo]




                           WM VARIABLE TRUST

                           | | EQUITY FUNDS

                           | | FIXED-INCOME FUNDS



                                          Common sense. Uncommon solutions.


[PHOTO]


                           ANNUAL REPORT

                           for the year ended

                           December 31, 2003

Equity Funds


REIT Fund

Equity Income Fund

Growth & Income Fund

West Coast Equity Fund

Mid Cap Stock Fund

Growth Fund

Small Cap Stock Fund

International Growth Fund



Fixed-Income Funds


Short Term Income Fund

U.S. Government Securities Fund

Income Fund

Money Market Fund



Table of Contents


Message from the President.................1

Individual Portfolio Reviews...............2

Portfolio of Investments..................25

Statements of Assets and Liabilities......56

Statements of Operations..................60

Statements of Changes in Net Assets.......62

Statements of Changes in Net
Assets - Capital Stock Activity...........66

Financial Highlights......................68

Notes to Financial Statements.............75

Independent Auditors' Report..............82

Other Information (unaudited).............83


---------------------------------------------------------
NOT FDIC OR NCUA/NCUSIF INSURED
---------------------------------------------------------
May Lose Value * Not a Deposit * No Bank or Credit Union
Guarantee * Not insured by any federal government agency
---------------------------------------------------------

[PHOTO] Dear Investor,

During 2003, equity investments rebounded after three years of down markets while bonds also reported positive performance.(1) We believe these past few years have demonstrated the benefits provided by our fund family's emphasis on diversification and asset allocation. At this strategy's most basic level, a mix of carefully selected stocks and bonds offered not only the ability to help manage risk and limit losses during the recent equity market downturn, but also the potential for performance gains as markets turned the tide.

This year's performance also underscored the importance of diversification and allocation at the asset class level. During the year, the forefront of the market rebound included asset classes such as high-yield bonds, small-cap stocks, real estate holdings, and foreign equities. Over the last several years, we have made each of these asset classes available through individual funds and as components of our Strategic Asset Management Portfolios. Like many of our investment options, these WM Variable Trust Funds and Portfolios offer the potential to build wealth while managing and moderating risk levels--the crux of our investment philosophy at the WM Group of Funds.

We introduced the WM VT REIT Fund in May 2003 and have been very pleased with its results. The Fund, which invests primarily in real estate investment trust (REIT) securities, provides another tool for building diversification. As both an individual fund option and an investment within our asset allocation portfolios, the WM VT REIT Fund exemplifies our dedication to improving diversification and thereby better managing risk.

Although this year attested to the benefits of active asset allocation in advancing markets, we believe this strategy can actually assist investors during all phases of the market cycle. Active asset allocation can keep portfolios balanced during an equity market run-up, potentially limit the impact of a subsequent downturn, and provide the discipline to stay invested so that an ensuing rebound is not missed. A well-diversified and allocated portfolio can mitigate the effects of short-term market movements and keep investors on track to meet their long-term goals.

As always, we encourage you to meet regularly with your Investment Representative to ensure that your investment portfolio remains in line with your long-term goals. Economies and markets are in constant flux and your needs can change over time, so it is prudent to periodically examine your entire financial portfolio. The guidance of an investment professional can assist this process.

Our enthusiasm for this year's equity market rebound has been tempered by concerns raised by investigations within the mutual fund industry. Two trading activities, market timing and late trading, have received widespread media coverage in recent months. I would like to take this opportunity to comment on how the WM Group of Funds views these issues.

Market timing, which involves the short-term buying and selling of shares, is a practice that the WM Group of Funds opposes. We believe that this type of activity can be detrimental to the long-term interests of investors. Late trading is the practice of placing a trade for mutual fund shares after 4 p.m. EST at that day's net asset value. The securities laws strictly prohibit this practice, and the WM Group of Funds endorses and abides by this rule. To ensure that we are effectively addressing these issues, we will continue to review our existing practices and to support appropriate regulations.

As an officer for more than half of our 64-year history, I have been part of our diligent efforts to build a specific company culture and industry reputation. We stress two basic values at the WM Group of
Funds: risk-adjusted asset management and customer service. This past year has been a gratifying one in terms of both of these core values. We are pleased with the performance of the Portfolios and Funds, and we have garnered strong industry recognition for these results. By providing a unique structure and mix of investment opportunities, we have been able to grow when some in the industry have struggled. In addition, customer service was the basis for many of this year's initiatives. We worked hard to enhance aspects of it that you see regularly, such as many of our Web site features, as well as those that are behind the scenes. In each case, our goal has been to streamline and improve operations for both you and your Investment Representative.

Thank you for the confidence and trust you have placed in the WM Group of Funds. We look forward to continuing to serve your investment needs.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President

(1) As measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index for the one-year period ended December 31, 2003.
    Indices are unmanaged, and individuals cannot invest directly in an index.

[PHOTO]                                                  REIT Fund

Value of a $10,000 Investment (Class 1 shares)(1)

                                   [graph]

--------------------------------------------------------------------------
                                    REIT Fund

DATE                                      Fund      Grth 10K    Inflation
--------------------------------------------------------------------------
Mar-03
Apr-03                                   $10,000     $10,000      $10,000
May-03                                   $10,510     $10,612       $9,984
Jun-03                                   $10,730     $10,888       $9,995
Jul-03                                   $11,340     $11,458      $10,006
Aug-03                                   $11,421     $11,508      $10,044
Sep-03                                   $11,791     $11,870      $10,077
Oct-03                                   $12,061     $12,125      $10,066
Nov-03                                   $12,571     $12,673      $10,039
Dec-03                                   $13,040     $13,108      $10,020

===========================================================
Total Returns as of 12/31/03(1)

CLASS 1 SHARES                      Since Inception(3)
                                      (May 1, 2003)

 REIT Fund(1)                             30.40%
 ----------------------------------------------------------
 NAREIT All REIT Index(2)                 31.08%
===========================================================
CLASS 2 SHARES                      Since Inception(3)
                                    (August 4, 2003)

 REIT Fund(1)                             16.34%
 ----------------------------------------------------------
 NAREIT All REIT Index(2)                 14.40%
===========================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The National Association of Real Estate Investment Trust (NAREIT) All REIT Index is an unmanaged index that reflects the aggregate performance of all publicly traded REITs that own, develop, and manage properties. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from April 30, 2003 (Class 1 shares) and July 31, 2003 (Class 2 shares) and not from the inception of the index.

(3)  Not annualized.


PORTFOLIO MANAGER: RICHARD E. HELM
WM ADVISORS, INC.
The Fund is managed by an equity team led by Richard E. Helm, Senior Portfolio Manager of WM Advisors, Inc. Mr. Helm, CFA, joined WM Advisors in 2001, and he has investment management experience dating back to 1986. He holds a B.S. from the University of Colorado at Boulder and an M.B.A. from the University of Denver.

PERFORMANCE REVIEW
The WM VT REIT FUND posted a total return of 30.40% (Class 1 shares) from its inception on May 1, 2003 through December 31, 2003. Real estate investments performed very well for much of this period. The Fund took advantage of these strong results and performed in line with its benchmark index. However, we believe that market conditions are such that it would not be reasonable to expect Fund performance in the upcoming fiscal year to match that of the year just completed. (All Fund performance described above is for Class 1 shares.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE 8-MONTH PERIOD FROM ITS INCEPTION THROUGH DECEMBER 31, 2003?
The Fund's launch in May 2003 occurred in the midst of an equity market rally, and real estate holdings performed very well throughout the period. Given the strong economic backdrop and positive fundamentals, the real estate market segment outpaced the overall equity market (measured by the S&P 500) for the period. In its early months, the Fund's performance trailed slightly behind the real estate index while we were in the process of investing the Fund's cash. However, in late summer and fall, the Fund's results were roughly in line with the benchmark's results. Fund performance can be credited to both stock selection and sector weightings.

The Fund's objective is to provide a high level of current income as well as the potential for intermediate- to long-term capital appreciation. The Fund will generally invest at least 80% of its assets in real estate investment trust (REIT) securities or fixed-income securities of issuers that are principally engaged in U.S. real estate or related industries. Although REITs are unavoidably tied to conditions in the real estate industry, we diversify the Fund across a variety of property types in an effort to spread risk. These include residential, office, industrial, retail, and health care properties.

Over the last few years, a very strong housing market has funded consumer spending. Rising home values, historically low mortgage rates, and a record boom in refinancing activity have all added to the consumer's bottom line. As a result, certain housing-related stocks among the Fund's holdings did well during the period. For example, D.R. Horton, a national builder of single-family homes, benefited from the housing boom. However, mortgage and realty REITs struggled a bit during the summer as mortgage rates spiked higher. Annaly Mortgage Management, which owns and manages a portfolio of mortgages on commercial and residential loans, saw its stock price decline after rates increased in June and July. In contrast, Equity Office Properties, the largest REIT in the marketplace, generated positive results for the Fund even though it trailed the overall market.

Individual holdings that benefited the Fund also included a position in Freidman, Billings, Ramsey Group. It provided not only strong results, but also additional diversification. This holding is unique in that it is a REIT but it generates much of its cash flow through investment banking and brokerage operations. Our position in Capital Automotive also appreciated during the period. The firm buys auto dealer lots and then leases the land back to dealers.

WHICH OF THE FUND'S HOLDINGS OR SECTOR ALLOCATIONS HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
We look at a variety of sectors within the real estate industry to find high-quality REITs at attractive valuations. The three largest segments of the REIT market are industrial/office space, retail, and residential sectors. We held significant positions in all three sectors, but we were a bit underweighted in each relative to the benchmark index.

We found what we deemed to be more attractive valuations in other sectors, such as lodging. Until 2003, this segment of the market had not fully recovered from the effects of 9/11, but its subsequent rebound was quite sharp. We began with an industry weighting greater than that of the index and were rewarded with strong performance as the entire sector rallied significantly. Investments in FelCor Lodging Trust, Host Marriott, and Hospitality Properties Trust all added to Fund performance.

Another overweighted sector was that of health care REITs. For example, our position in Health Care Property Investors, Inc. was a very strong performer for the period. The firm invests in health care-related real estate located throughout the United States. We slightly underweighted the retail sector but found some attractive investments that added value to the Fund. The retail market has experienced significant growth and it may be difficult for some firms to sustain current growth rates.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We build the portfolio from the bottom up, but we also examine trends within sectors to assess the relative valuations of individual REIT securities. Currently, we see some value in the residential sector. We believe these securities have strong yield characteristics as well as the potential for relative upside growth. Low mortgage rates have enabled home renters to buy homes while enabling speculators to build new apartment complexes, so supply exceeds demand. However, the housing market could suffer if interest rates rise sharply in response to improving economic conditions. We are closely watching the valuations of those sectors that are particularly interest-rate sensitive. The economic backdrop is certainly stronger than in recent years, but market valuations may already reflect this improvement and growth rates may be difficult to sustain. Because REITs are generally dividend-producing value stocks, they can provide a prudent investment opportunity when market valuations extend and we see a cyclical rotation out of the higher-growth equity segments. Overall, we see improvements in cyclical economic conditions, but we feel that the magnitude of the recovery will depend on employment conditions.

(4) Allocation percentages are based on total investment value of the portfolio as of 12/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the period ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.


Portfolio Composition as of December 31, 2003(4)

[pie chart]

Mortgage/Financial 3%
Self Storage       3%
Cash Equivalents   4%
Health Care        5%
Diversified        5%
Lodging/Resorts    6%
Common Stocks      7%
Specialty          7%
Residential       12%
Retail            22%
Industrial/Office 26%

[PHOTO]                                           Equity Income Fund*

Value of a $10,000 Investment (Class 1 shares)(1)

                                   [graph]

-------------------------------------------------------------------------------------------
                                      EQUITY INCOME

                                                                     S&P Barra
                                                      Inflation      500 Value    S&P 500
DATE                                       Fund        Grth 10K       Grth 10K    Grth 10K
-------------------------------------------------------------------------------------------
Apr-98                                   $10,000       $10,000        $10,000     $10,000
May-98                                    $9,800       $10,018         $9,859      $9,828
Jun-98                                    $9,820       $10,030         $9,934     $10,227
Jul-98                                    $9,549       $10,042         $9,718     $10,119
Aug-98                                    $8,777       $10,054         $8,156      $8,655
Sep-98                                    $9,248       $10,066         $8,652      $9,210
Oct-98                                    $9,850       $10,090         $9,329      $9,959
Nov-98                                   $10,221       $10,090         $9,815     $10,563
Dec-98                                   $10,302       $10,084        $10,159     $11,171
Jan-99                                   $10,432       $10,108        $10,365     $11,638
Feb-99                                   $10,171       $10,121        $10,142     $11,276
Mar-99                                   $10,261       $10,151        $10,449     $11,727
Apr-99                                   $10,552       $10,225        $11,350     $12,181
May-99                                   $10,602       $10,225        $11,149     $11,893
Jun-99                                   $10,729       $10,225        $11,577     $12,553
Jul-99                                   $10,568       $10,256        $11,221     $12,162
Aug-99                                   $10,327       $10,280        $10,937     $12,101
Sep-99                                   $10,096       $10,330        $10,509     $11,769
Oct-99                                   $10,226       $10,348        $11,102     $12,514
Nov-99                                   $10,417       $10,355        $11,036     $12,768
Dec-99                                   $10,558       $10,355        $11,451     $13,521
Jan-00                                   $10,236       $10,379        $11,087     $12,842
Feb-00                                   $10,176       $10,441        $10,394     $12,599
Mar-00                                   $10,799       $10,526        $11,478     $13,831
Apr-00                                   $10,769       $10,533        $11,401     $13,415
May-00                                   $10,920       $10,539        $11,437     $13,140
Jun-00                                   $10,820       $10,600        $10,985     $13,463
Jul-00                                   $10,799       $10,618        $11,205     $13,253
Aug-00                                   $11,074       $10,631        $11,955     $14,076
Sep-00                                   $11,391       $10,686        $11,953     $13,333
Oct-00                                   $11,851       $10,704        $12,176     $13,277
Nov-00                                   $11,677       $10,711        $11,553     $12,231
Dec-00                                   $12,372       $10,704        $12,148     $12,291
Jan-01                                   $12,648       $10,772        $12,661     $12,727
Feb-01                                   $12,576       $10,815        $11,821     $11,566
Mar-01                                   $12,442       $10,840        $11,354     $10,833
Apr-01                                   $12,913       $10,883        $12,124     $11,675
May-01                                   $13,199       $10,932        $12,251     $11,753
Jun-01                                   $13,144       $10,950        $11,854     $11,467
Jul-01                                   $13,403       $10,920        $11,649     $11,355
Aug-01                                   $13,300       $10,920        $10,976     $10,644
Sep-01                                   $12,667       $10,969         $9,933      $9,784
Oct-01                                   $12,625       $10,932         $9,933      $9,971
Nov-01                                   $13,154       $10,913        $10,564     $10,736
Dec-01                                   $13,351       $10,871        $10,725     $10,830
Jan-02                                   $13,299       $10,896        $10,431     $10,672
Feb-02                                   $13,236       $10,939        $10,337     $10,466
Mar-02                                   $13,848       $11,000        $10,866     $10,860
Apr-02                                   $13,402       $11,062        $10,322     $10,202
May-02                                   $13,444       $11,062        $10,363     $10,126
Jun-02                                   $12,731       $11,069         $9,709      $9,405
Jul-02                                   $11,786       $11,081         $8,660      $8,672
Aug-02                                   $12,020       $11,117         $8,719      $8,729
Sep-02                                   $10,864       $11,136         $7,723      $7,780
Oct-02                                   $11,340       $11,155         $8,364      $8,465
Nov-02                                   $12,030       $11,155         $8,952      $8,963
Dec-02                                   $11,680       $11,131         $8,486      $8,436
Jan-03                                   $11,404       $11,180         $8,254      $8,215
Feb-03                                   $11,202       $11,266         $8,029      $8,092
Mar-03                                   $11,330       $11,333         $8,019      $8,170
Apr-03                                   $12,125       $11,308         $8,812      $8,844
May-03                                   $12,868       $11,290         $9,460      $9,310
Jun-03                                   $13,107       $11,303         $9,529      $9,429
Jul-03                                   $13,227       $11,315         $9,741      $9,595
Aug-03                                   $13,425       $11,358         $9,951      $9,782
Sep-03                                   $13,545       $11,396         $9,771      $9,678
Oct-03                                   $14,158       $11,383        $10,440     $10,226
Nov-03                                   $14,410       $11,352        $10,534     $10,316
Dec-03                                   $15,196       $11,331        $11,185     $10,856

==========================================================================================
Average Annual Total Returns as of 12/31/03(1)
CLASS 1 SHARES                      1 Year      5 Year      Since Inception
                                                            (April 28, 1998)
 Equity Income Fund(1)              30.10%      8.09%             7.65%
 -----------------------------------------------------------------------------------------
 S&P 500/Barra Value Index(2)       31.79%      1.95%             2.00%
 -----------------------------------------------------------------------------------------
 S&P 500 Index(2)                   28.70%     -0.57%             1.46%
==========================================================================================
CLASS 2 SHARES                      1 Year      5 Year      Since Inception
                                                            (May 1, 2001)
 Equity Income Fund(1)              29.73%      N/A               6.10%
 -----------------------------------------------------------------------------------------
 S&P 500/Barra Value Index(2)       31.79%      N/A              -2.98%
 -----------------------------------------------------------------------------------------
 S&P 500 Index(2)                   28.70%      N/A              -2.69%
==========================================================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

*    AS OF 08/01/00, THE WM VT BOND & STOCK FUND BECAME THE WM VT
     EQUITY INCOME FUND, AND THE FUND'S OBJECTIVES AND STRATEGIES
     CHANGED. THIS INFORMATION SHOULD BE CONSIDERED WHEN REVIEWING PAST PERFORMANCE. PLEASE REVIEW THE PROSPECTUS FOR DETAILED
     INFORMATION.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The S&P 500 Index represents an unmanaged weighted index of 500 companies. The S&P 500/Barra Value Index is constructed by ranking the securities in the S&P 500 Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500 Index. Effective May 1, 2003, WM Advisors included the S&P 500/Barra Value Index because it believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices are unmanaged and assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from April 30, 1998 (Class 1 shares) and April 30, 2001 (Class 2 shares) and not from the inception of the index.


PORTFOLIO MANAGER: RICHARD E. HELM
WM ADVISORS, INC.
The Fund is managed by an equity team led by Richard E. Helm, Senior Portfolio Manager of WM Advisors, Inc. Mr. Helm, CFA, joined WM Advisors in 2001, and he has investment management experience dating back to 1986. He holds a B.S. from the University of Colorado at Boulder and an M.B.A. from the University of Denver.

PERFORMANCE REVIEW
The WM VT EQUITY INCOME FUND posted a total return of 30.10% for the year ended December 31, 2003. This performance outpaced the 28.70% return of the S&P 500 Index and came in just under the S&P 500/Barra Value Index results of 31.79%.(2) Please note that due to a significant shift in the Fund's investment objective in 2000, long-term performance comparisons may not be relevant. (All Fund performance described above is for Class 1 shares.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE YEAR ENDED DECEMBER 31, 2003?
Equities launched a rally in late 2002, and after stalling in early 2003, the market resumed its upward climb for much of the period's remainder. Significant monetary and fiscal stimulus, improving economic conditions, and an easing of mid-period geopolitical tensions all fed the advance. During the rally's stall in the first few months of 2003, the Fund's bond positions provided solid gains. Subsequently, a well-timed increase in equity positions, along with sector allocations and stock selection, supported the Fund's strong relative results. By the close of the period, we had extended the Fund's equity investment weighting from 82% to 92%. This strategy allowed the Fund to increase its participation in the resurgent rally.

The improving economic landscape benefited Fund performance within a variety of sectors. The materials, technology, and industrial sectors all augmented Fund performance. For example, Diebold (+31%), a manufacturer of self-service transaction systems and one of the Fund's largest positions, provided strong results. Key positions in the financial sector also boosted overall performance. J.P. Morgan Chase (+53%) took advantage of improvements in financial and economic conditions and generated significant gains for the Fund.

Although our technology positions performed very well as a group, they slightly underperformed the overall market segment. Software producer Computer Associates (+103%) generated very strong results, but telecommunications assets underperformed. We maintained an under-weighting in this subsector, but the performance of holdings such as SBC Communications (-4%) hampered overall results.

Health care provided somewhat mixed results for the year. Our overweighting was vulnerable to the sector's general underperformance, but some Fund holdings posted very strong results. One such example is Mylan Laboratories (+63%), a developer and distributor of generic drugs. Conversely, firms such as Schering-Plough (-22%) and Merck (-18%) suffered because of weak product pipelines and the expiration of patents. Because politics tend to play a role in health care, especially during an election year, we reduced some of our health care positions, including the elimination of our position in Schering-Plough. We believe large pharmaceutical firms have the potential to rebound because they continue to fund research and development and have the cash flows to grow through mergers and acquisitions. Although there is some headline risk associated with potential regulation in the industry, we continue to favor several of these firms due to their attractive yields and growth potential.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
At the end of February, we reduced exposure to fixed-income investments in favor of equities. This shift proved highly beneficial for the Fund after the equity market reignited a rally that lasted for the rest of the year. We found several stocks at attractive prices that also offered growing dividends and yields greater than the market average. We also sought firms that announced plans to begin paying dividends. One such example is Mandalay Resort Group, a hotel and casino gaming firm that announced its first dividend during the year and closed with very strong performance. Another purchase was D.R. Horton, a homebuilder with a solid business model and dividend growth potential. This firm also performed very well for the Fund.

We built on consumer discretionary and financial positions while reducing bond holdings. This move enhanced the Fund's absolute and relative performance. For example, our purchase of Countrywide Financial generated strong results as the firm benefited from a boom in mortgage refinancing and servicing. Beneficial real estate holdings included General Growth Properties (+60%), a firm that owns and operates malls and shopping centers. Despite advances by real estate stocks that elevated valuations, strong cash flows into the Fund permitted us to reduce the overall concentration without selling holdings. We directed new cash flows into other more attractively valued areas of the markets. Within consumer stocks, we added blue-chip companies that had been sold off by the market and were poised for a rebound. For example, we purchased McDonald's and Sears, and both performed well over the year.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
Equity markets now seem to have priced in the economic recovery, and valuations have advanced. In fact, the period closed with very strong performance from value holdings as the rally in 2003 proved to be very broad based. The extension in overall market valuations creates an environment that hinges on strong stock selection. Profit growth has supported the sharp rally, but growth rates are probably not sustainable and the market should reward firms with the ability to generate consistent earnings.

We look for opportunities in firms that are priced attractively relative to the rest of the market, and we trim positions as they become more richly valued. We believe that market interest in dividend yield has not been fully factored into the prices of many firms, and we continue to see opportunities in dividend-producing stocks. Overall, we are pleased with the rebound in both the economy and equity markets and feel that the recovery will continue to take hold. However, ongoing conditions of corporate overcapacity and weak employment could limit the magnitude of the advance.


(3) Allocation percentages are based on total investment value of the portfolio as of 12/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the year ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.


Portfolio Composition as of December 31, 2003(3)

[pie chart]

Corporate Bonds            2%
Materials                  3%
Telecommunication Services 3%
Convertible Bonds          3%
Cash Equivalents           3%
Utilities                  4%
Information Technology     6%
Energy                     7%
Consumer Staples           7%
Health Care                7%
REITs                      8%
Industrials                8%
Consumer Discretionary    15%
Financials                24%

[PHOTO]                                       Growth & Income Fund


Value of a $10,000 Investment (Class 1 shares)(1)

                   [graph]

----------------------------------------------------------------------------
                               GROWTH & INCOME
                                                                     S&P
                                                     Inflation      Index
DATE                                       Fund      Grth 10K      Grth 10K
----------------------------------------------------------------------------
Dec-93                                    $10,000
Jan-94                                    $10,010     $10,000       $10,000
Feb-94                                     $9,970     $10,034        $9,730
Mar-94                                     $9,670     $10,068        $9,307
Apr-94                                     $9,860     $10,082        $9,428
May-94                                     $9,900     $10,089        $9,581
Jun-94                                     $9,660     $10,124        $9,345
Jul-94                                     $9,950     $10,151        $9,654
Aug-94                                    $10,250     $10,192       $10,047
Sep-94                                    $10,040     $10,219        $9,805
Oct-94                                    $10,140     $10,226       $10,029
Nov-94                                     $9,670     $10,239        $9,661
Dec-94                                     $9,830     $10,239        $9,802
Jan-95                                    $10,040     $10,280       $10,057
Feb-95                                    $10,440     $10,322       $10,447
Mar-95                                    $10,820     $10,356       $10,757
Apr-95                                    $11,030     $10,390       $11,070
May-95                                    $11,440     $10,411       $11,507
Jun-95                                    $11,646     $10,431       $11,777
Jul-95                                    $12,072     $10,431       $12,170
Aug-95                                    $12,123     $10,459       $12,202
Sep-95                                    $12,437     $10,479       $12,714
Oct-95                                    $12,123     $10,514       $12,669
Nov-95                                    $12,792     $10,507       $13,227
Dec-95                                    $13,016     $10,499       $13,471
Jan-96                                    $13,442     $10,561       $13,935
Feb-96                                    $13,726     $10,595       $14,069
Mar-96                                    $13,949     $10,650       $14,204
Apr-96                                    $14,253     $10,692       $14,412
May-96                                    $14,415     $10,712       $14,784
Jun-96                                    $14,213     $10,718       $14,845
Jul-96                                    $13,469     $10,739       $14,184
Aug-96                                    $13,924     $10,759       $14,485
Sep-96                                    $14,557     $10,794       $15,299
Oct-96                                    $14,734     $10,828       $15,718
Nov-96                                    $15,943     $10,849       $16,911
Dec-96                                    $15,855     $10,849       $16,580
Jan-97                                    $16,875     $10,883       $17,609
Feb-97                                    $16,931     $10,917       $17,752
Mar-97                                    $16,398     $10,944       $17,013
Apr-97                                    $17,020     $10,958       $18,029
May-97                                    $18,173     $10,951       $19,136
Jun-97                                    $18,639     $10,964       $19,990
Jul-97                                    $20,385     $10,977       $21,577
Aug-97                                    $19,760     $10,998       $20,377
Sep-97                                    $20,663     $11,026       $21,494
Oct-97                                    $19,712     $11,053       $20,776
Nov-97                                    $20,073     $11,047       $21,738
Dec-97                                    $20,374     $11,033       $22,112
Jan-98                                    $20,470     $11,054       $22,357
Feb-98                                    $22,058     $11,075       $23,969
Mar-98                                    $22,890     $11,096       $25,196
Apr-98                                    $23,082     $11,116       $25,451
May-98                                    $22,431     $11,136       $25,013
Jun-98                                    $23,082     $11,150       $26,029
Jul-98                                    $22,124     $11,163       $25,753
Aug-98                                    $18,354     $11,176       $22,029
Sep-98                                    $19,910     $11,190       $23,441
Oct-98                                    $21,738     $11,217       $25,347
Nov-98                                    $23,151     $11,217       $26,883
Dec-98                                    $24,237     $11,210       $28,431
Jan-99                                    $24,978     $11,237       $29,620
Feb-99                                    $24,436     $11,250       $28,698
Mar-99                                    $25,235     $11,284       $29,846
Apr-99                                    $26,921     $11,367       $31,001
May-99                                    $26,622     $11,367       $30,270
Jun-99                                    $27,964     $11,367       $31,950
Jul-99                                    $27,069     $11,401       $30,953
Aug-99                                    $26,344     $11,428       $30,798
Sep-99                                    $25,683     $11,483       $29,954
Oct-99                                    $26,823     $11,504       $31,850
Nov-99                                    $27,563     $11,510       $32,497
Dec-99                                    $28,627     $11,510       $34,411
Jan-00                                    $27,256     $11,538       $32,684
Feb-00                                    $26,362     $11,606       $32,066
Mar-00                                    $29,167     $11,701       $35,202
Apr-00                                    $29,260     $11,708       $34,142
May-00                                    $29,722     $11,715       $33,442
Jun-00                                    $29,354     $11,783       $34,265
Jul-00                                    $28,420     $11,803       $33,731
Aug-00                                    $30,333     $11,817       $35,825
Sep-00                                    $29,802     $11,879       $33,934
Oct-00                                    $30,637     $11,899       $33,791
Nov-00                                    $28,563     $11,906       $31,128
Dec-00                                    $29,302     $11,899       $31,281
Jan-01                                    $31,779     $11,974       $32,391
Feb-01                                    $30,364     $12,022       $29,437
Mar-01                                    $28,852     $12,050       $27,571
Apr-01                                    $30,298     $12,098       $29,713
May-01                                    $31,037     $12,152       $29,912
Jun-01                                    $30,363     $12,173       $29,185
Jul-01                                    $30,315     $12,139       $28,899
Aug-01                                    $28,654     $12,139       $27,090
Sep-01                                    $26,284     $12,193       $24,901
Oct-01                                    $26,597     $12,152       $25,377
Nov-01                                    $28,046     $12,131       $27,323
Dec-01                                    $28,276     $12,084       $27,564
Jan-02                                    $27,306     $12,112       $27,161
Feb-02                                    $26,697     $12,160       $26,637
Mar-02                                    $28,096     $12,228       $27,639
Apr-02                                    $26,138     $12,297       $25,964
May-02                                    $26,483     $12,297       $25,772
Jun-02                                    $24,648     $12,304       $23,937
Jul-02                                    $22,624     $12,318       $22,070
Aug-02                                    $22,973     $12,358       $22,215
Sep-02                                    $20,570     $12,379       $19,801
Oct-02                                    $22,110     $12,400       $21,543
Nov-02                                    $23,238     $12,400       $22,812
Dec-02                                    $22,292     $12,373       $21,471
Jan-03                                    $21,878     $12,428       $20,908
Feb-03                                    $21,363     $12,523       $20,594
Mar-03                                    $21,430     $12,598       $20,794
Apr-03                                    $23,170     $12,571       $22,508
May-03                                    $24,495     $12,551       $23,694
Jun-03                                    $25,027     $12,564       $23,997
Jul-03                                    $25,009     $12,578       $24,419
Aug-03                                    $25,327     $12,626       $24,896
Sep-03                                    $25,309     $12,668       $24,632
Oct-03                                    $26,266     $12,654       $26,026
Nov-03                                    $26,602     $12,620       $26,255
Dec-03                                    $28,262     $12,596       $27,631

=======================================================================================
Average Annual Total Returns as of 12/31/03(1)
CLASS 1 SHARES                      1 Year      5 Year       Since Inception
                                                            (January 12, 1994)
 Growth & Income Fund(1)            26.80%       3.13%            10.99%
 --------------------------------------------------------------------------------------
 S&P 500 Index(2)                   28.70%      -0.57%            10.79%
=======================================================================================
CLASS 2 SHARES                      1 Year      5 Year        Since Inception
                                                            (November 6, 2001)
 Growth & Income Fund(1)            26.49%      N/A                1.40%
 --------------------------------------------------------------------------------------
 S&P 500 Index(2)                   28.70%      N/A                4.01%
=======================================================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The S&P 500 Index represents an unmanaged weighted index of 500 companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from January 31, 1994 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

PORTFOLIO MANAGER: STEPHEN Q. SPENCER
WM ADVISORS, INC.
The Fund is managed by an equity team led by Stephen Q. Spencer, Senior Portfolio Manager of WM Advisors, Inc. and Head of Equity Investments. Mr. Spencer, CFA, joined WM Advisors in 1999, and he has experience in investment and financial analysis dating back to 1984. He holds both a B.S. and an M.B.A. in Finance/Capital Markets from Brigham Young University.

PERFORMANCE REVIEW
For the year ended December 31, 2003, the WM VT GROWTH & INCOME FUND posted a total return of 26.80%. The Fund slightly underperformed its benchmark, the S&P 500 Index, which returned 28.70% for the period.(2) Long-term results have been favorable, with the Fund outpacing its benchmark and posting an average annual total return of 10.99% since its inception. (All Fund performance described above is for Class 1 shares.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE YEAR ENDED DECEMBER 31, 2003?
The period was marked by very accommodative fiscal and monetary policies that injected huge amounts of stimulus into the economy and financial markets. Resulting improvements in economic growth helped fuel a broad-based rally in global equity markets. Although some stagnant performance occurred early in 2003, most major market segments and sectors closed this fiscal year with positive performance. After geopolitical tensions eased in the spring, equity markets responded and investors' appetite for risk returned.

There has been a dramatic shift in market sentiment compared to this time last year. The economic backdrop has improved, and the subsequent cyclical upturn has been stronger than many had previously expected. Assets with the most perceived risk led the market--a distinct contrast to asset performance in 2002. For example, technology, which had lagged significantly since early 2000, was among the period's best-performing large-cap sectors. Growth stocks, particularly firms with higher price-to-earnings ratios, led traditional value market segments early in 2003. Historically, these types of reversals often characterize market rebounds. When markets reach an inflection point and begin to rebound, they can shift quickly to favor the segments that had suffered the most through the downturn. Large-cap value stocks closed the period with very strong results as the materials, energy, and industrials sectors led the market in the fourth quarter.

The Fund benefited from strong stock selection in certain market segments. Within consumer staples, Avon (+25%) was a strong performer. Assisted by growing sales of its beauty products, the firm rallied on news of strong earnings growth. The industrials sector also performed well for the Fund. Both Tyco (+55%) and Honeywell (+39%) outpaced the overall market. Within health care stocks, the Fund benefited from the strong performance of firms like Mylan Laboratories (+63%), a developer and distributor of generic drugs, and Guidant (+95%), a manufacturer of implantable medical devices.

Other positions provided disappointing results during the period. For example, Schering-Plough (-22%) suffered through a period of management change, as well as patent expiration for some of its pharmaceuticals. As a result, we lowered our weighting in the firm. Freddie Mac (-1%) struggled through a management overhaul and scrutiny of its accounting practices. It has also endured political pressure to remove the government-backed status of its mortgage-backed securities, but we do not feel that this outcome is likely. As a result, we added to our position during the downturn and believe that the firm could benefit once political pressure subsides.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
We typically maintain a core portfolio of positions in firms that we feel are attractively valued and hold them for the long term. We build or trim positions based on valuation as well as our analysis of company fundamentals. This strategy encompasses a long-term investment horizon and helps to limit portfolio turnover. During the period, we maintained relatively consistent sector weightings by adhering to our core investment philosophy and not chasing market movements.

Such market moves included those within the technology sector. These assets rallied considerably, as demonstrated by the S&P 500 Information Technology Sector Index, which advanced more than 47%. However, we chose not to increase our positions in the sector after valuations advanced farther and faster than our comfort level could tolerate. Accordingly, we looked elsewhere for quality firms with more attractive valuations. The underweighting in this sector caused the majority of the Fund's underperformance, but certain technology stocks generated strong results for the Fund. Firms such as Motorola (+62%) and Computer Associates (+103%) both added to its results. The technology sector remained a significant underweighting at the close of the period.

Within other sectors, we added a few select holdings to the portfolio. One of these was ACE Limited, a firm that provides a broad range of insurance and reinsurance products. It has rallied considerably since hitting a low point in March. We also added Alcoa, an aluminum producer, and were rewarded by strong results. We continue to carry an overweighting in both the health care and financial sectors.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
While we are pleased with the cyclical economic rebound and the ensuing rally in equity markets, we are carefully watching secular headwinds that could limit the advance. For example, job growth remains elusive, and this could eventually constrain consumer spending. Business investment has shown improvement, but firms may wait to increase hiring until they feel more secure in the sustainability of profit and revenue growth. The strong gains in earnings have been off of low base levels and also partially the result of cost-cutting measures enacted during the economic downturn.

We believe this environment provides solid investment opportunities. Markets rebounded quickly during the period, led by many firms that have yet to post sustainable earnings growth. Although value firms led during the fourth quarter, a number of quality firms with solid profitability did not participate in the rally's full magnitude. We feel these firms could be poised for relative strength. We continue to scour markets for quality firms that have attractive valuations and long-term growth prospects.


(3) Allocation percentages are based on total investment value of the portfolio as of 12/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the year ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of December 31, 2003(3)

[pie chart]

Materials                  1%
Telecommunication Services 1%
Cash Equivalents           4%
Utilities                  4%
Energy                     8%
Industrials                9%
Consumer Staples          10%
Consumer Discretionary    11%
Information Technology    12%
Health Care               16%
Financials                24%

[PHOTO]                                      West Coast Equity Fund


Value of a $10,000 Investment (Class 1 shares)(1)

                                   [graph]

----------------------------------------------------------------------------------------
                                       WEST COAST

                                                      S&P500    Russell 3000 Inflation
DATE                                       Fund      Grth 10K     Grth 10K   Grth 10K
----------------------------------------------------------------------------------------
Apr-98                                   $10,000     $10,000      $10,000     $10,000
May-98                                    $9,470      $9,828       $9,753     $10,018
Jun-98                                    $9,290     $10,227      $10,083     $10,030
Jul-98                                    $8,720     $10,119       $9,899     $10,042
Aug-98                                    $7,020      $8,655       $8,383     $10,054
Sep-98                                    $7,690      $9,210       $8,954     $10,066
Oct-98                                    $8,500      $9,959       $9,634     $10,090
Nov-98                                    $9,700     $10,563      $10,224     $10,090
Dec-98                                   $10,940     $11,171      $10,874     $10,084
Jan-99                                   $11,230     $11,638      $11,243     $10,108
Feb-99                                   $10,540     $11,276      $10,845     $10,121
Mar-99                                   $10,860     $11,727      $11,243     $10,151
Apr-99                                   $11,470     $12,181      $11,751     $10,225
May-99                                   $11,990     $11,893      $11,527     $10,225
Jun-99                                   $12,853     $12,553      $12,109     $10,225
Jul-99                                   $12,903     $12,162      $11,742     $10,256
Aug-99                                   $12,953     $12,101      $11,609     $10,280
Sep-99                                   $12,497     $11,769      $11,311     $10,330
Oct-99                                   $13,126     $12,514      $12,021     $10,348
Nov-99                                   $13,622     $12,768      $12,357     $10,355
Dec-99                                   $15,355     $13,521      $13,146     $10,355
Jan-00                                   $15,234     $12,842      $12,630     $10,379
Feb-00                                   $17,473     $12,599      $12,748     $10,441
Mar-00                                   $17,959     $13,831      $13,746     $10,526
Apr-00                                   $16,732     $13,415      $13,262     $10,533
May-00                                   $16,115     $13,140      $12,889     $10,539
Jun-00                                   $17,576     $13,463      $13,271     $10,600
Jul-00                                   $17,504     $13,253      $13,036     $10,618
Aug-00                                   $18,992     $14,076      $14,003     $10,631
Sep-00                                   $17,697     $13,333      $13,369     $10,686
Oct-00                                   $16,748     $13,277      $13,179     $10,704
Nov-00                                   $15,311     $12,231      $11,964     $10,711
Dec-00                                   $16,320     $12,291      $12,165     $10,704
Jan-01                                   $17,686     $12,727      $12,581     $10,772
Feb-01                                   $15,983     $11,566      $11,431     $10,815
Mar-01                                   $15,137     $10,833      $10,686     $10,840
Apr-01                                   $16,707     $11,675      $11,543     $10,883
May-01                                   $18,063     $11,753      $11,635     $10,932
Jun-01                                   $19,730     $11,467      $11,421     $10,950
Jul-01                                   $18,278     $11,355      $11,233     $10,920
Aug-01                                   $17,871     $10,644      $10,570     $10,920
Sep-01                                   $14,612      $9,784       $9,638     $10,969
Oct-01                                   $15,625      $9,971       $9,862     $10,932
Nov-01                                   $16,931     $10,736      $10,622     $10,913
Dec-01                                   $17,443     $10,830      $10,771     $10,871
Jan-02                                   $17,254     $10,672      $10,637     $10,896
Feb-02                                   $16,878     $10,466      $10,420     $10,939
Mar-02                                   $17,870     $10,860      $10,876     $11,000
Apr-02                                   $17,243     $10,202      $10,305     $11,062
May-02                                   $16,595     $10,126      $10,186     $11,062
Jun-02                                   $15,785      $9,405       $9,452     $11,069
Jul-02                                   $14,093      $8,672       $8,701     $11,081
Aug-02                                   $13,583      $8,729       $8,742     $11,117
Sep-02                                   $12,540      $7,780       $7,823     $11,136
Oct-02                                   $13,348      $8,465       $8,446     $11,155
Nov-02                                   $14,403      $8,963       $8,957     $11,155
Dec-02                                   $13,508      $8,436       $8,451     $11,131
Jan-03                                   $13,306      $8,215       $8,243     $11,180
Feb-03                                   $13,178      $8,092       $8,107     $11,266
Mar-03                                   $12,998      $8,170       $8,193     $11,333
Apr-03                                   $13,978      $8,844       $8,862     $11,308
May-03                                   $15,382      $9,310       $9,397     $11,290
Jun-03                                   $15,715      $9,429       $9,524     $11,303
Jul-03                                   $16,302      $9,595       $9,742     $11,315
Aug-03                                   $17,049      $9,782       $9,958     $11,358
Sep-03                                   $16,836      $9,678       $9,850     $11,396
Oct-03                                   $18,257     $10,226      $10,446     $11,383
Nov-03                                   $18,684     $10,316      $10,590     $11,352
Dec-03                                   $19,368     $10,856      $11,074     $11,331

====================================================================================
Average Annual Total Returns as of 12/31/03(1)
CLASS 1 SHARES                      1 Year      5 Year      Since Inception
                                                            (April 28, 1998)
 West Coast Equity Fund(1)          43.35%      12.10%            12.35%
 -----------------------------------------------------------------------------------
 Russell 3000 Index(2)              31.06%       0.37%             1.82%
 -----------------------------------------------------------------------------------
 S&P 500 Index(2)                   28.70%      -0.57%             1.46%
====================================================================================
CLASS 2 SHARES                      1 Year      5 Year       Since Inception
                                                            (November 6, 2001)
 West Coast Equity Fund(1)          42.93%       N/A              8.38%
 -----------------------------------------------------------------------------------
 Russell 3000 Index(2)              31.06%       N/A              5.50%
 -----------------------------------------------------------------------------------
 S&P 500 Index(2)                   28.70%       N/A              4.01%
====================================================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: THERE MAY BE ADDITIONAL INVESTMENT RISKS DUE TO THE FUND'S
CONCENTRATION IN THE WEST COAST REGION OF THE UNITED STATES. PAST
PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The S&P 500 Index represents an unmanaged weighted index of 500 companies. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market. Effective May 1, 2003, the Russell 3000 Index replaced the S&P 500 Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices are unmanaged and assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from April 30, 1998 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

PORTFOLIO MANAGER: PHILIP M. FOREMAN
WM ADVISORS, INC.
The Fund is managed by an equity team led by Philip M. Foreman, Senior Portfolio Manager of WM Advisors, Inc. Mr. Foreman, CFA, was employed by WM Advisors from 1991 to 1999, and he rejoined the firm in 2002. He has investment management experience dating back to 1984. He holds a B.S. in Economics from the University of Washington and an M.B.A. in Finance from the University of Puget Sound.

PERFORMANCE REVIEW
For the year ended December 31, 2003, the WM VT WEST COAST EQUITY FUND posted a total return of 43.35%, which outpaced the 31.06% return of the Russell 3000 Index.(2) Long-term results have also been very favorable. The Fund had an average annual total return of 12.10% for the five-year period ended December 31, 2003, and this performance surpassed the Russell 3000 Index by an average annual rate of nearly 12 percentage points. (All Fund performance described above is for Class 1 shares.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE YEAR ENDED DECEMBER 31, 2003?
Improving economic conditions and stronger earnings reports sustained the period's rebounding equities market. Small-cap stocks led the market advance as three years of investor aversion to risk ended. Technology was among the top performing sectors. Many of the firms rewarded by the market this period were those that had struggled the most through the market downturn.

The Fund generated strong performance on both a relative and an absolute basis, outpacing the Fund's benchmarks. It gained value from its small-cap stock weighting, sector concentrations, and stock selection. Smaller-sized companies, particularly those that could turn profits while exiting the down cycle, provided impressive results. Markets jumped at signs of profitability as the recession filtered out weaker firms. For example, Advanced Digital Information Corp. (+109%), a digital tape storage firm, held on to market share during the downturn in the technology sector. When markets began to rebound, the firm's stock appreciated quickly, more than doubling in price during the period. Another firm, Schnitzer Steel (+504%), realized both pricing and volume benefits from the boom in Chinese construction. The firm has become a key exporter of scrap steel to China. Both of these firms were strong contributors to the Fund's overall results for the year.

Improving economic conditions also led to performance gains within the Fund's overweightings in industrials and cyclical firms. The materials sector provided powerful results from firms such as Louisiana-Pacific (+122%). Strong pricing power served the lumber firm well, and its stock more than doubled over the period. In fact, advances in this industry have been so substantial that we believe much of it has become richly valued, so we have been trimming lumber positions. A materials company that did not fare too well for much of this year was Oregon Steel Mills. The firm struggled with balance sheet issues and weak demand for steel piping in gas systems until the fourth quarter when its stock rallied considerably and closed the year on a positive note (+45%). The financial sector also performed relatively well, and our stock selection contributed to Fund results. Holdings such as East West Bancorp (+49%) and Greater Bay Bancorp (+65%) advanced amid the improving financial backdrop and favorable market conditions.

The Fund also benefited from its technology holdings, which supplied some of the period's strongest results. Among the Fund's better performers was Pixelworks (+90%), a developer of chip sets for flat panel screens. Large-cap technology positions, such as Hewlett-Packard (+32%), also provided positive results. The firm reported stronger earnings, and investors reaped the benefits. Although technology stocks advanced rapidly, not all firms fully participated in the gains. Microsoft (+6%) has been a core Fund holding for many years, but during the past 12 months the firm languished while the majority of the sector flourished. We maintained a slight overweighting in it because we believe it could benefit from continued improvements in capital spending. In addition, some of this sector's small-cap firms experienced difficulties early in the year after struggling to maintain profitability during the downturn. The stock of InFocus (+57%), a producer of projectors for business presentations, languished for much of the year, only to close the period with a sharp rally. Onyx (-35%), a software firm, continued to struggle from growing pains stemming from its overextension during the boom, which prompted us to reduce the position during the year.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
We maintained relatively equal weightings in small-, mid-, and large-cap stocks and benefited from the broad market advance. The Fund took advantage of the strength offered by smaller-sized firms, but we will continue to seek opportunities across the entire capitalization spectrum.

As the prospects for an improving business environment brightened, we added to firms that stand to gain from increased business investment. We purchased Hilton since we feel that business travel should improve alongside underlying economic conditions. We also favored firms that can produce and sell in China. In addition to Schnitzer Steel, we increased our holdings in Nike (+43%) and Intel (+106%), both of which have made inroads into the Chinese market. We also added to the Fund's positions in media-related firms, such as Univision (+62%) and Knight-Ridder (+22%). This market segment could be poised for continued strength because advertising budgets are generally tied to economic conditions and can get a boost during an election year.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We are very pleased with the strong performance generated in the past year, but we do not expect the market's advance to continue at its current pace. The first year of a recovery often coincides with a powerful market upswing--especially in small-cap equities. Many firms streamlined operations during the downturn and were rewarded with very strong earnings as the economy rebounded. These earnings have helped drive the market higher, but the pace of earnings growth probably cannot be sustained and markets will eventually favor firms that show consistent profitability. We plan to keep the Fund cyclically oriented, taking advantage of improving economic fundamentals and prospects for continued growth in capital spending. However, we are closely watching valuations and the Federal Reserve's stance toward short-term interest rates. We continue to seek small-, mid-, and large-size firms that have good business prospects and that are reasonably priced.


(3) Allocation percentages are based on total investment value of the portfolio as of 12/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the year ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.


Portfolio Composition as of December 31, 2003(3)

[pie chart]

Telecommunication Services 1%
REITs                      2%
Consumer Staples           3%
Energy                     4%
Cash Equivalents           5%
Materials                  5%
Health Care               11%
Industrials               13%
Consumer Discretionary    17%
Financials                18%
Information Technology    21%

[PHOTO]                                                  Mid Cap Stock Fund


Value of a $10,000 Investment (Class 1 shares)(1)

                                   [graph]

--------------------------------------------------------------------------
                                    MID CAP

                                                     S&P400     Inflation
DATE                                      Fund      Grth 10K     Grth 10K
--------------------------------------------------------------------------
Apr-00                                   $10,000     $10,000      $10,000
May-00                                   $10,210      $9,875      $10,006
Jun-00                                    $9,980     $10,020      $10,064
Jul-00                                   $10,150     $10,178      $10,081
Aug-00                                   $10,860     $11,314      $10,093
Sep-00                                   $10,751     $11,237      $10,146
Oct-00                                   $10,951     $10,857      $10,163
Nov-00                                   $10,651     $10,037      $10,169
Dec-00                                   $11,740     $10,805      $10,163
Jan-01                                   $12,170     $11,046      $10,227
Feb-01                                   $12,139     $10,415      $10,268
Mar-01                                   $11,700      $9,640      $10,292
Apr-01                                   $12,351     $10,703      $10,333
May-01                                   $12,780     $10,953      $10,379
Jun-01                                   $13,188     $10,909      $10,397
Jul-01                                   $13,129     $10,746      $10,368
Aug-01                                   $12,739     $10,395      $10,368
Sep-01                                   $11,488      $9,102      $10,414
Oct-01                                   $11,898      $9,504      $10,379
Nov-01                                   $12,408     $10,211      $10,361
Dec-01                                   $13,149     $10,739      $10,321
Jan-02                                   $12,699     $10,683      $10,345
Feb-02                                   $12,699     $10,696      $10,386
Mar-02                                   $13,470     $11,461      $10,444
Apr-02                                   $13,380     $11,407      $10,503
May-02                                   $13,510     $11,214      $10,503
Jun-02                                   $12,805     $10,393      $10,509
Jul-02                                   $11,871      $9,386      $10,521
Aug-02                                   $11,995      $9,433      $10,555
Sep-02                                   $11,071      $8,673      $10,573
Oct-02                                   $11,389      $9,048      $10,591
Nov-02                                   $11,984      $9,572      $10,591
Dec-02                                   $11,789      $9,179      $10,568
Jan-03                                   $11,584      $8,911      $10,614
Feb-03                                   $11,430      $8,699      $10,696
Mar-03                                   $11,481      $8,772      $10,760
Apr-03                                   $11,882      $9,409      $10,737
May-03                                   $12,796     $10,189      $10,719
Jun-03                                   $12,867     $10,318      $10,731
Jul-03                                   $13,094     $10,684      $10,743
Aug-03                                   $13,433     $11,169      $10,784
Sep-03                                   $13,268     $10,999      $10,819
Oct-03                                   $14,194     $11,830      $10,808
Nov-03                                   $14,596     $12,242      $10,778
Dec-03                                   $15,058     $12,449      $10,758

================================================================================
Average Annual Total Returns as of 12/31/03(1)
CLASS 1 SHARES                      1 Year            Since Inception
                                                      (May 1, 2000)
 Mid Cap Stock Fund(1)              27.73%                11.80%
 S&P MidCap 400 Index(2)            35.61%                 6.16%
===============================================================================
CLASS 2 SHARES                      1 Year            Since Inception
                                                      (May 1, 2001)
 Mid Cap Stock Fund(1)              27.45%                 7.49%
 S&P MidCap 400 Index(2)            35.61%                 5.83%
================================================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: INTERNATIONAL INVESTING INVOLVES INCREASED RISKS DUE TO CURRENCY FLUCTUATIONS, POLITICAL OR SOCIAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The S&P MidCap 400 Index represents an unmanaged weighted index of 400 mid-size companies. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from April 30, 2000 (Class 1 shares) and April 30, 2001 (Class 2 shares) and not from the inception of the index.


PORTFOLIO MANAGER: DANIEL R. COLEMAN
WM ADVISORS, INC.
The Fund is managed by an equity team led by Daniel R. Coleman, Senior Portfolio Manager of WM Advisors, Inc. Mr. Coleman joined WM Advisors in 2001, and he has investment experience dating back to 1979. He holds a B.A. in Finance from the University of Washington and an M.B.A. from New York University.

PERFORMANCE REVIEW
For the year ended December 31, 2003, the WM VT MID CAP STOCK FUND returned 27.73%. The Fund underperformed its benchmark, the S&P MidCap 400 Index, which advanced 35.61%.(2) However, the Fund has posted an average annual total return of 11.80% since its inception, nearly doubling the 6.16% return of its benchmark for the same period. (All Fund performance described above is for Class 1 shares.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE YEAR ENDED DECEMBER 31, 2003?
The Fund benefited from strong cyclical market performance as significant fiscal and monetary stimulus contributed to a recovery in economies and equity markets. Earnings climbed above their lows, and the asset types that had suffered the most through the downturn led the market recovery. As geopolitical uncertainty receded in April, markets responded quickly and rallied for the rest of the period, driving the Fund's results.

There were several very strong performers during the period. Among them was Countrywide Financial (+96%), which benefited from low mortgage rates and a booming refinancing business. Luxury retailer

Tiffany & Co. (+89%), which we had added near the end of the previous fiscal year, also helped boost Fund performance. The firm benefited from improving economic conditions and higher sales, partially due to an expanded product line within its stores.

Health care stocks provided mixed results, but they remain a core overweighting in the portfolio. Our position in HEALTHSOUTH hampered the Fund's results for the period. We sold a portion of this position before its price underwent a major decline, and we eliminated it when company officers received indictments, but the damage had already been done. Another health care holding that suffered during the period was AmerisourceBergen (+6%), which has been a core Fund holding. The drug distributor was a strong performer during the downturn, but it lagged the market this year before closing the period with a rally. We added to our position on the stock's weakness, but it did not rebound as much as the overall market. Better results within the health care segment came from Guidant (+95%), a manufacturer of medical devices, and Mylan Laboratories (+63%), a producer and distributor of generic pharmaceuticals.

Our investment style favors quality firms that we believe are priced attractively and have the potential for strong long-term investment performance. The period's broad-based rally benefited such firms, but it was led by riskier assets for much of the year. As a result, we missed out on some relative results. For example, toy-maker Mattel lagged behind the market for the second half of the period. Yet, this firm has been a core Fund holding for the past three years and a very strong performance contributor for most of the Fund's history. We feel that the markets will eventually reward these types of high-quality firms that can generate consistent earnings over longer-term time horizons. In fact, mid-cap value stocks returned to favor in the fourth quarter, outpacing their growth counterparts.

The market's preference for aggressive mid-cap names early in the period, plus the Fund's specific stock selection, yielded somewhat disappointing results within industrials and technology. Firms such as Lockheed Martin (-11%) did not perform as well as the overall group. We sold off a portion of the Lockheed position late last year, but the firm continued to experience choppy performance during this period as prospects for additional defense contracts diminished.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
Because of their strong historical results, many firms within the portfolio have appreciated to levels near the top of mid-cap parameters, and we have begun to slowly shift assets into smaller mid-cap firms that we believe have room to grow. This does not represent a wholesale shift in style, just a trimming of positions that have done very well for the Fund. Firms such as Nike, Guidant, Lockheed Martin, ConocoPhillips, and Avon have grown to the top of the mid-cap range.

The process to lower the Fund's overall capitalization levels will be slow and valuation-based. It has already begun with additions to, or new positions in, firms with lower capitalizations, such as Adobe, Tiffany & Co., Neiman Marcus, and Mandalay Resort Group, which all performed well during the period.

We remained relatively sector neutral during the period, looking for investment opportunities stock by stock. Although the technology sector rallied considerably, we were a bit underweighted and did not attempt to chase trailing performance. In contrast, our bottom-up stock selection has created overweightings in both the financial and energy sectors.

We also employ a core buy-and-hold strategy, but trim and add to positions in response to valuation shifts. For example, the stock of Hershey advanced on talks of a potential takeover, and we took some profits when it became richly valued. After the takeover fell through and the stock declined, we rebuilt the position. The stock has since rallied.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We were pleased with the period's equity rebound, which benefited Fund performance. Although the more aggressive stocks led the summer's sharp market advance, we are watching valuations closely to find quality firms that have sustainable earnings leverage. These firms normally are favored after the initial rebound of a market rally, like we experienced in 2003. We are also attempting to reduce the Fund's overall capitalization levels, adding to firms that in our opinion are not only priced attractively, but also have growth opportunity within the mid-cap arena. We seek firms that have strong balance sheets, good cash flows, and valuations priced below that of the overall market. We believe the economy should continue to rebound, but probably not at the pace recorded in the third quarter as employment and overcapacity could eventually hold back the magnitude of this growth. Overall earnings growth has been very strong, but we do not expect the pace to continue. As earnings growth moderates, we believe the market will eventually rotate to favor firms that can generate consistent earnings.

(3) Allocation percentages are based on total investment value of the portfolio as of 12/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the year ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of December 2003(3)

[pie chart]

Telecommunications      1%
Materials               3%
Utilities               5%
Consumer Staples        5%
Cash Equivalents        8%
Energy                  8%
Industrials            10%
Health Care            12%
Information Technology 14%
Consumer Discretionary 15%
Financials             19%

[PHOTO]                                                  Growth Fund

Value of a $10,000 Investment (Class 1 shares)(1)

                                   [graph]

----------------------------------------------------------------------------------------------------
                                            GROWTH FUND
                                                                           Russell 1000
                                                                              Growth       S&P 500
                                                            Inflation         Index          Index
DATE                                          Fund           Grth 10K        Grth 10K      Grth 10K
----------------------------------------------------------------------------------------------------
Dec-93                                       $10,000         $10,000         $10,000       $10,000
Jan-94                                       $10,483         $10,027         $10,231       $10,335
Feb-94                                       $10,438         $10,061         $10,045       $10,056
Mar-94                                       $10,179         $10,095          $9,560        $9,619
Apr-94                                       $10,116         $10,109          $9,606        $9,744
May-94                                        $9,803         $10,117          $9,751        $9,902
Jun-94                                        $9,437         $10,151          $9,463        $9,658
Jul-94                                        $9,750         $10,178          $9,787        $9,977
Aug-94                                       $10,314         $10,219         $10,332       $10,384
Sep-94                                       $10,340         $10,247         $10,190       $10,133
Oct-94                                       $10,573         $10,254         $10,431       $10,365
Nov-94                                       $10,233         $10,267         $10,097        $9,985
Dec-94                                       $10,269         $10,267         $10,266       $10,131
Jan-95                                       $10,376         $10,308         $10,485       $10,394
Feb-95                                       $10,698         $10,349         $10,924       $10,797
Mar-95                                       $10,931         $10,384         $11,243       $11,117
Apr-95                                       $11,315         $10,418         $11,490       $11,441
May-95                                       $11,763         $10,439         $11,891       $11,892
Jun-95                                       $12,452         $10,460         $12,350       $12,172
Jul-95                                       $13,260         $10,460         $12,863       $12,577
Aug-95                                       $13,341         $10,487         $12,878       $12,611
Sep-95                                       $13,762         $10,508         $13,471       $13,140
Oct-95                                       $13,394         $10,542         $13,481       $13,094
Nov-95                                       $14,049         $10,535         $14,005       $13,670
Dec-95                                       $14,103         $10,528         $14,085       $13,923
Jan-96                                       $14,372         $10,590         $14,555       $14,402
Feb-96                                       $15,045         $10,624         $14,822       $14,540
Mar-96                                       $15,153         $10,679         $14,841       $14,679
Apr-96                                       $15,915         $10,721         $15,231       $14,895
May-96                                       $16,229         $10,741         $15,763       $15,279
Jun-96                                       $15,542         $10,747         $15,785       $15,342
Jul-96                                       $14,406         $10,768         $14,860       $14,659
Aug-96                                       $15,378         $10,788         $15,243       $14,970
Sep-96                                       $16,432         $10,823         $16,353       $15,811
Oct-96                                       $15,880         $10,857         $16,451       $16,245
Nov-96                                       $16,381         $10,878         $17,687       $17,478
Dec-96                                       $16,381         $10,878         $17,340       $17,135
Jan-97                                       $17,179         $10,913         $18,555       $18,199
Feb-97                                       $16,402         $10,947         $18,429       $18,347
Mar-97                                       $15,307         $10,974         $17,432       $17,583
Apr-97                                       $15,573         $10,987         $18,590       $18,633
May-97                                       $16,668         $10,981         $19,932       $19,777
Jun-97                                       $17,324         $10,994         $20,729       $20,659
Jul-97                                       $18,790         $11,007         $22,562       $22,300
Aug-97                                       $17,810         $11,028         $21,242       $21,060
Sep-97                                       $18,850         $11,055         $22,287       $22,214
Oct-97                                       $18,341         $11,083         $21,462       $21,472
Nov-97                                       $18,269         $11,076         $22,374       $22,466
Dec-97                                       $18,222         $11,063         $22,625       $22,852
Jan-98                                       $18,825         $11,084         $23,302       $23,106
Feb-98                                       $20,576         $11,105         $25,054       $24,772
Mar-98                                       $21,557         $11,126         $26,053       $26,040
Apr-98                                       $22,396         $11,146         $26,413       $26,303
May-98                                       $21,733         $11,166         $25,663       $25,851
Jun-98                                       $23,795         $11,180         $27,233       $26,901
Jul-98                                       $23,717         $11,193         $27,054       $26,615
Aug-98                                       $19,711         $11,207         $22,993       $22,767
Sep-98                                       $22,121         $11,220         $24,759       $24,226
Oct-98                                       $22,887         $11,247         $26,749       $26,196
Nov-98                                       $24,455         $11,247         $28,785       $27,783
Dec-98                                       $28,976         $11,240         $31,381       $29,384
Jan-99                                       $32,824         $11,267         $33,223       $30,612
Feb-99                                       $31,761         $11,281         $31,705       $29,660
Mar-99                                       $35,817         $11,315         $33,376       $30,846
Apr-99                                       $37,668         $11,397         $33,419       $32,040
May-99                                       $35,597         $11,397         $32,393       $31,284
Jun-99                                       $38,451         $11,397         $34,661       $33,020
Jul-99                                       $36,940         $11,431         $33,559       $31,990
Aug-99                                       $37,934         $11,459         $34,106       $31,830
Sep-99                                       $39,816         $11,514         $33,390       $30,958
Oct-99                                       $42,810         $11,535         $35,910       $32,917
Nov-99                                       $47,596         $11,541         $37,850       $33,586
Dec-99                                       $57,110         $11,541         $41,786       $35,564
Jan-00                                       $57,230         $11,569         $39,826       $33,778
Feb-00                                       $64,252         $11,637         $41,774       $33,140
Mar-00                                       $65,229         $11,733         $44,765       $36,381
Apr-00                                       $59,319         $11,740         $42,634       $35,286
May-00                                       $53,986         $11,747         $40,485       $34,563
Jun-00                                       $55,568         $11,815         $43,554       $35,413
Jul-00                                       $54,579         $11,835         $41,738       $34,860
Aug-00                                       $58,765         $11,849         $45,515       $37,025
Sep-00                                       $55,839         $11,911         $41,209       $35,070
Oct-00                                       $53,343         $11,931         $39,260       $34,923
Nov-00                                       $44,648         $11,938         $33,473       $32,171
Dec-00                                       $44,532         $11,931         $32,415       $32,329
Jan-01                                       $46,625         $12,006         $34,655       $33,476
Feb-01                                       $37,715         $12,054         $28,771       $30,423
Mar-01                                       $33,725         $12,082         $25,641       $28,495
Apr-01                                       $39,883         $12,130         $28,884       $30,709
May-01                                       $38,798         $12,185         $28,460       $30,914
Jun-01                                       $37,304         $12,206         $27,799       $30,163
Jul-01                                       $35,200         $12,172         $27,104       $29,868
Aug-01                                       $31,691         $12,172         $24,887       $27,998
Sep-01                                       $28,652         $12,226         $22,403       $25,736
Oct-01                                       $29,073         $12,185         $23,580       $26,227
Nov-01                                       $30,992         $12,164         $25,846       $28,239
Dec-01                                       $31,599         $12,117         $25,796       $28,487
Jan-02                                       $30,616         $12,145         $25,340       $28,071
Feb-02                                       $27,879         $12,193         $24,288       $27,530
Mar-02                                       $28,743         $12,261         $25,129       $28,565
Apr-02                                       $26,849         $12,330         $23,078       $26,834
May-02                                       $26,428         $12,330         $22,520       $26,635
Jun-02                                       $23,856         $12,337         $20,437       $24,739
Jul-02                                       $21,891         $12,351         $19,313       $22,809
Aug-02                                       $22,195         $12,392         $19,371       $22,960
Sep-02                                       $20,299         $12,413         $17,362       $20,464
Oct-02                                       $22,171         $12,434         $18,954       $22,265
Nov-02                                       $23,528         $12,434         $19,983       $23,576
Dec-02                                       $21,796         $12,407         $18,602       $22,190
Jan-03                                       $21,328         $12,461         $18,150       $21,608
Feb-03                                       $20,976         $12,557         $18,067       $21,284
Mar-03                                       $21,234         $12,632         $18,403       $21,491
Apr-03                                       $23,011         $12,605         $19,763       $23,262
May-03                                       $24,297         $12,585         $20,749       $24,488
Jun-03                                       $24,460         $12,598         $21,035       $24,801
Jul-03                                       $25,116         $12,612         $21,559       $25,237
Aug-03                                       $25,887         $12,660         $22,096       $25,730
Sep-03                                       $25,348         $12,702         $21,859       $25,457
Oct-03                                       $26,752         $12,688         $23,088       $26,898
Nov-03                                       $27,079         $12,654         $23,330       $27,134
Dec-03                                       $28,154         $12,630         $24,138       $28,556

==================================================================================
Average Annual Total Returns as of 12/31/03(1)
CLASS 1 SHARES                            1 Year      5 Year            10 Year

 Growth Fund(1)                           29.18%      -0.57%            10.91%
 ---------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)             29.75%      -5.11%             9.21%
 ---------------------------------------------------------------------------------
 S&P 500 Index(2)                         28.70%      -0.57%            11.06%
==================================================================================
CLASS 2 SHARES                            1 Year      5 Year        Since Inception
                                                                  (November 6, 2001)

 Growth Fund(1)                           28.82%       N/A              -3.06%
 ---------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)             29.75%       N/A               1.08%
 ---------------------------------------------------------------------------------
 S&P 500 Index(2)                         28.70%       N/A               4.01%
==================================================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: INTERNATIONAL INVESTING INVOLVES INCREASED RISKS DUE TO CURRENCY FLUCTUATIONS, POLITICAL OR SOCIAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The S&P 500 Index represents an unmanaged weighted index of 500 companies. The Russell 1000 Growth Index represents the performance of those companies in the Russell 1000 Index (the 1,000 largest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Effective May 1, 2003, the Russell 1000 Growth Index replaced the S&P 500 Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices are unmanaged and assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from December 31, 1993 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

PORTFOLIO MANAGERS: OPPENHEIMERFUNDS, JANUS CAPITAL MANAGEMENT, AND COLUMBIA MANAGEMENT ADVISORS
The Fund combines the expertise of three large-cap growth fund managers:
OppenheimerFunds, Janus Capital Management, and Columbia Management Advisors. WM Advisors sets the Fund's general investment process and determines the asset proportions to be guided by each subadvisor. The three subadvisors in turn provide additional expertise and complementary styles of large-cap growth investment management.

PERFORMANCE REVIEW
The WM VT GROWTH FUND took advantage of a broad-based equity market rally and posted a total return of 29.18% for the year ended December 31, 2003. The Fund performed in line with its benchmark, which advanced 29.75% for the period.(2) (All Fund performance described above is for Class 1 shares.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE YEAR ENDED DECEMBER 31, 2003?
Oppenheimer cites its positions in cyclical stocks poised for renewed growth from sectors such as consumer discretionary and technology as the period's key performance drivers. These included firms such as Intel Corp. (+106%), Cisco Systems (+85%), and Dell (+27%). Managers also identified attractive investments among consumer discretionary stocks in such areas as media, leisure, and other forms of entertainment. The Fund's holdings among cruise ship operators, such as Royal Caribbean Cruises Ltd. (+108%) and Carnival Corp. (+59%) appreciated in response to stronger demand and steady growth. The Fund's performance was also helped by cable service providers, such as Comcast Corp. (+39%), media companies such as Time Warner (+37%), and several retailers.

Conversely, Viacom (+9%), one of the Fund's larger holdings, rose more modestly than other media holdings.

The biggest contributor to Janus' portion of the portfolio was Internet giant Yahoo! (+175%). Other strong performers within information technology included Cisco Systems, which Janus also held, and Computer Associates (+103%). Meanwhile, Liberty Media (+33%), which holds a broad array of media assets spanning both content and distribution, and storage and software producer Veritas Software also logged strong results. Several of Janus' selected stocks did experience headwinds during the period, including aerospace and defense contractor Lockheed Martin and consumer products manufacturer Colgate Palmolive.

Columbia cites its overweighting in the consumer discretionary sector as well as exposure to some of the higher-growth areas of the market as key performance determinants. Strong performers in the consumer discretionary sector include Chico's, a private label retailer that was purchased during the period, and home improvement retailer Lowe's (+48%). While good sector weightings in consumer discretionary, consumer staples and health care contributed positively, there was some relative weakness within the information technology sector.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
By the end of the period, Oppenheimer had nearly doubled its allocation to the health care sector. It sold some holdings within the sector on valuation concerns, but it replaced those positions with what they believed to be other, more reasonably priced biotechnology, medical device, and generic drug stocks. Oppenheimer also trimmed the Fund's weighting in financials, especially among housing and mortgage-related stocks. These assets included Countrywide Financial Corp. and Freddie Mac, which enjoyed sizeable gains within the favorable interest rate environment. Additionally, Oppenheimer built on positions in the industrial/capital goods sector. It believes that there are significant opportunities within this sector following three years of a capital-spending drought. Overall, given the sharp appreciation in many holdings and Oppenheimer's valuation-sensitive discipline, this subadvisor continues to trade up and round out existing positions while seeking new opportunities.

With key data and other evidence pointing to an improving business environment, Janus increased its portfolio's growth bias, an area that performed strongly during the period. It also maintained a strict sell discipline as it managed individual positions in light of each company's risk profile and valuation. The positions that were trimmed or sold during the period were the result of efforts to reduce risk and realize gains. In turn, Janus redeployed some of those assets in what it considers to be companies that are more tuned in to an improving economic picture. Information technology was by far the most significant contributor to absolute performance. The consumer discretionary area also boosted results. Meanwhile, investments in the industrials and consumer staples sectors were its two weakest performing groups.

Columbia tactically selected weightings in consumer discretionary and other cyclical issues during the period. It based these decisions on the economic recovery, which has been bolstered by low interest rates and fiscal stimulus. Its overweighting in the consumer discretionary sector is due to the potential for improved economic conditions that would support a 2004 rebound in retail and advertising. Columbia also increased the technology weighting, but the positions have not yet realized the full benefits from increased business spending. Industrials and materials have been underweighted but going forward it expects to increase holdings in these sectors as these companies should benefit from a global economic expansion.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY? Oppenheimer sees favorable prospects for the U.S. economy based on factors that include improvements in capital spending, industrial production, and increases in manufacturing activity. Inflation and interest rates near historical lows have also set the stage for further business growth. Within this environment, Oppenheimer's investment style remains focused on a company-by-company approach with a greater emphasis on stocks it believes are most likely to be among beneficiaries of these improving economic fundamentals. It allocates assets among a broadly based portfolio of stocks that it believes offer good prospects for growth at a reasonable price.

Janus feels that the upcoming earnings season will be telling in terms of whether recent market gains are justified by a meaningful rise in earnings. Growth in earnings could also support the premise that an economic recovery is indeed underway. Janus is also paying close attention to the possible effects on business fundamentals from energy prices, the 2004 election, and the weak U.S. dollar. Janus stresses its focus on the big picture, but credits its detailed financial modeling and creative research as the sources of its edge in selecting individual companies.

In Columbia's view, economic growth continues to strengthen, corporate earnings are recovering and the labor market appears to have stabilized. It continues to emphasize a top-down approach to evaluate the market environment, coupled with bottom-up research on companies with strong earnings growth, solid competitive positions, and reasonable valuations. It maintains a positive outlook going forward, but is carefully monitoring the investment environment for events that could erode business and consumer confidence and jeopardize the recovery.


(3) Allocation percentages are based on total investment value of the portfolio as of 12/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the year ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of December 31, 2003(3)

[pie chart]

Other                   1%
Materials               2%
Cash Equivalents        5%
Energy                  5%
Consumer Staples        6%
Industrials            10%
Financials             11%
Health Care            15%
Consumer Discretionary 18%
Information Technology 27%

[PHOTO]                                          Small Cap Stock Fund

[Value of a $10,000 Investment (Class 1 shares)(1)

                       [graph]

-------------------------------------------------------------------------------------------
                                         SMALL CAP
                                                                                Russell 2K
                                                       Inflation     Russ 2K   Growth Index
DATE                                         Fund      Grth 10K      Grth 10K     Grth 10K
-------------------------------------------------------------------------------------------
Dec-93                                      $10,000
Jan-94                                      $10,070     $10,000      $10,000      $10,000
Feb-94                                      $10,160     $10,034       $9,964       $9,956
Mar-94                                       $9,950     $10,068       $9,439       $9,345
Apr-94                                       $9,720     $10,082       $9,495       $9,359
May-94                                       $9,800     $10,089       $9,388       $9,149
Jun-94                                       $9,530     $10,124       $9,072       $8,758
Jul-94                                       $9,880     $10,151       $9,221       $8,883
Aug-94                                      $10,350     $10,192       $9,734       $9,535
Sep-94                                      $10,520     $10,219       $9,701       $9,575
Oct-94                                      $11,010     $10,226       $9,662       $9,676
Nov-94                                      $10,240     $10,239       $9,272       $9,284
Dec-94                                      $10,530     $10,239       $9,520       $9,504
Jan-95                                      $10,530     $10,280       $9,401       $9,310
Feb-95                                      $10,830     $10,322       $9,792       $9,740
Mar-95                                      $10,790     $10,356       $9,959      $10,024
Apr-95                                      $10,630     $10,390      $10,180      $10,175
May-95                                      $10,630     $10,411      $10,355      $10,308
Jun-95                                      $11,454     $10,431      $10,893      $11,018
Jul-95                                      $12,267     $10,431      $11,520      $11,876
Aug-95                                      $12,659     $10,459      $11,759      $12,022
Sep-95                                      $13,261     $10,479      $11,969      $12,270
Oct-95                                      $12,789     $10,514      $11,434      $11,666
Nov-95                                      $13,010     $10,507      $11,914      $12,181
Dec-95                                      $13,793     $10,499      $12,229      $12,451
Jan-96                                      $13,592     $10,561      $12,215      $12,348
Feb-96                                      $14,375     $10,595      $12,596      $12,911
Mar-96                                      $15,319     $10,650      $12,853      $13,167
Apr-96                                      $15,771     $10,692      $13,541      $14,178
May-96                                      $16,423     $10,712      $14,075      $14,905
Jun-96                                      $15,808     $10,718      $13,496      $13,936
Jul-96                                      $13,836     $10,739      $12,318      $12,235
Aug-96                                      $14,951     $10,759      $13,034      $13,140
Sep-96                                      $15,539     $10,794      $13,543      $13,817
Oct-96                                      $15,095     $10,828      $13,335      $13,221
Nov-96                                      $15,240     $10,849      $13,884      $13,589
Dec-96                                      $15,178     $10,849      $14,248      $13,854
Jan-97                                      $14,672     $10,883      $14,533      $14,200
Feb-97                                      $14,311     $10,917      $14,180      $13,342
Mar-97                                      $13,309     $10,944      $13,510      $12,401
Apr-97                                      $13,381     $10,958      $13,548      $12,257
May-97                                      $14,920     $10,951      $15,055      $14,099
Jun-97                                      $15,678     $10,964      $15,700      $14,577
Jul-97                                      $15,765     $10,977      $16,431      $15,323
Aug-97                                      $15,929     $10,998      $16,807      $15,783
Sep-97                                      $16,990     $11,026      $18,037      $17,042
Oct-97                                      $16,707     $11,053      $17,245      $16,018
Nov-97                                      $16,860     $11,047      $17,133      $15,637
Dec-97                                      $17,090     $11,033      $17,433      $15,646
Jan-98                                      $16,903     $11,054      $17,158      $15,438
Feb-98                                      $18,379     $11,075      $18,425      $16,801
Mar-98                                      $19,166     $11,096      $19,185      $17,507
Apr-98                                      $19,045     $11,116      $19,290      $17,614
May-98                                      $17,668     $11,136      $18,250      $16,335
Jun-98                                      $17,721     $11,150      $18,289      $16,502
Jul-98                                      $16,443     $11,163      $16,809      $15,124
Aug-98                                      $12,937     $11,176      $13,545      $11,633
Sep-98                                      $14,064     $11,190      $14,605      $12,813
Oct-98                                      $15,128     $11,217      $15,201      $13,482
Nov-98                                      $16,748     $11,217      $15,998      $14,528
Dec-98                                      $18,444     $11,210      $16,988      $15,843
Jan-99                                      $18,241     $11,237      $17,214      $16,555
Feb-99                                      $16,532     $11,250      $15,820      $15,041
Mar-99                                      $16,443     $11,284      $16,066      $15,576
Apr-99                                      $17,176     $11,367      $17,506      $16,951
May-99                                      $18,391     $11,367      $17,762      $16,979
Jun-99                                      $19,858     $11,367      $18,564      $17,873
Jul-99                                      $20,436     $11,401      $18,056      $17,321
Aug-99                                      $20,091     $11,428      $17,388      $16,673
Sep-99                                      $20,487     $11,483      $17,391      $16,995
Oct-99                                      $21,525     $11,504      $17,461      $17,430
Nov-99                                      $24,924     $11,510      $18,503      $19,272
Dec-99                                      $31,554     $11,510      $20,598      $22,668
Jan-00                                      $33,961     $11,538      $20,266      $22,457
Feb-00                                      $45,342     $11,606      $23,612      $27,683
Mar-00                                      $40,264     $11,701      $22,056      $24,774
Apr-00                                      $32,146     $11,708      $20,728      $22,272
May-00                                      $29,523     $11,715      $19,520      $20,321
Jun-00                                      $36,207     $11,783      $21,222      $22,946
Jul-00                                      $34,535     $11,803      $20,539      $20,980
Aug-00                                      $38,143     $11,817      $22,106      $23,187
Sep-00                                      $35,714     $11,879      $21,456      $22,034
Oct-00                                      $33,389     $11,899      $20,499      $20,245
Nov-00                                      $28,073     $11,906      $18,396      $16,569
Dec-00                                      $28,214     $11,899      $19,976      $17,583
Jan-01                                      $32,615     $11,974      $21,017      $19,005
Feb-01                                      $26,350     $12,022      $19,638      $16,399
Mar-01                                      $22,090     $12,050      $18,678      $14,909
Apr-01                                      $25,364     $12,098      $20,138      $16,734
May-01                                      $27,035     $12,152      $20,634      $17,122
Jun-01                                      $30,126     $12,173      $21,345      $17,589
Jul-01                                      $25,231     $12,139      $20,191      $16,089
Aug-01                                      $23,499     $12,139      $19,538      $15,085
Sep-01                                      $17,651     $12,193      $16,909      $12,652
Oct-01                                      $19,817     $12,152      $17,898      $13,869
Nov-01                                      $22,720     $12,131      $19,283      $15,027
Dec-01                                      $24,626     $12,084      $20,473      $15,963
Jan-02                                      $22,136     $12,112      $20,260      $15,395
Feb-02                                      $19,732     $12,160      $19,705      $14,399
Mar-02                                      $22,309     $12,228      $21,289      $15,650
Apr-02                                      $19,168     $12,297      $21,483      $15,312
May-02                                      $16,937     $12,297      $20,529      $14,416
Jun-02                                      $15,504     $12,304      $19,511      $13,194
Jul-02                                      $12,753     $12,318      $16,565      $11,166
Aug-02                                      $12,232     $12,358      $16,522      $11,160
Sep-02                                      $11,473     $12,379      $15,335      $10,354
Oct-02                                      $12,825     $12,400      $15,828      $10,878
Nov-02                                      $14,674     $12,400      $17,239      $11,956
Dec-02                                      $13,015     $12,373      $16,279      $11,131
Jan-03                                      $13,181     $12,428      $15,828      $10,829
Feb-03                                      $12,588     $12,523      $15,350      $10,540
Mar-03                                      $12,374     $12,598      $15,548      $10,699
Apr-03                                      $13,725     $12,571      $17,022      $11,711
May-03                                      $16,191     $12,551      $18,849      $13,031
Jun-03                                      $16,451     $12,564      $19,190      $13,282
Jul-03                                      $17,683     $12,578      $20,391      $14,286
Aug-03                                      $18,656     $12,626      $21,325      $15,053
Sep-03                                      $18,775     $12,668      $20,930      $14,672
Oct-03                                      $21,241     $12,654      $22,689      $15,940
Nov-03                                      $21,714     $12,620      $23,494      $16,460
Dec-03                                      $22,307     $12,596      $23,971      $16,534

==============================================================================
Average Annual Total Returns as of 12/31/03(1)
CLASS 1 SHARES                      1 Year      5 Year       Since Inception
                                                            (January 12, 1994)
 Small Cap Stock Fund(1)            71.40%      3.88%             8.38%
 -----------------------------------------------------------------------------
 Russell 2000 Growth Index(2)       48.54%      0.86%             5.20%
 -----------------------------------------------------------------------------
 Russell 2000 Index(2)              47.25%      7.13%             9.21%
==============================================================================
CLASS 2 SHARES                      1 Year      5 Year      Since Inception
                                                             (May 1, 2001)
 Small Cap Stock Fund(1)            70.93%       N/A              -4.91%
 -----------------------------------------------------------------------------
 Russell 2000 Growth Index(2)       48.54%       N/A              -0.45%
 -----------------------------------------------------------------------------
 Russell 2000 Index(2)              47.25%       N/A               6.75%
==============================================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: INTERNATIONAL INVESTING INVOLVES INCREASED RISKS DUE TO CURRENCY FLUCTUATIONS, POLITICAL OR SOCIAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS. THERE MAY BE ADDITIONAL RISKS ASSOCIATED WITH EMERGING MARKETS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The Russell 2000 Index represents the 2,000 smallest companies included in the Russell 3000 Index and is used to measure the small-cap market. The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Effective May 1, 2003, the Russell 2000 Growth Index replaced the Russell 2000 Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices are unmanaged and assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from January 31, 1994 (Class 1 shares) and April 30, 2001 (Class 2 shares) and not from the inception of the index.

PORTFOLIO MANAGER: LINDA C. OLSON
WM ADVISORS, INC.
The Fund is managed by an equity team led by Linda C. Olson, Senior Portfolio Manager of WM Advisors, Inc. Ms. Olson holds the Chartered Financial Analyst designation, and she is a Certified Financial Planner. She joined WM Advisors in 1997 and has investment experience dating back to 1983. Ms. Olson graduated magna cum laude from the University of Washington and has participated in the Wharton Executive Education program.

PERFORMANCE REVIEW
For the year ended December 31, 2003, the WM VT SMALL CAP STOCK FUND posted very strong results on both an absolute and a relative basis. For the period, the Fund generated a total return of 71.40%. These results significantly outpaced those of its benchmark, the Russell 2000 Growth Index, which advanced 48.54%.(2) (All Fund performance described above is for Class 1 shares.) However, we believe that market conditions are such that it would not be reasonable to expect Fund performance in the upcoming year to match that of the year just completed.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE YEAR ENDED DECEMBER 31, 2003?
A sharp turnaround in the technology sector characterized the period, and the Fund benefited from its overweighting in small-cap technology positions. Market sentiment experienced a turnaround over the course of the past year as well. Throughout most of 2002, investors were extremely risk averse and assets with higher degrees of perceived risk struggled considerably. This trend reversed in October of that year. Investors' appetite for risk increased, and the asset classes that had suffered the most through the downturn began to lead the recovery. This was definitely the case for small-cap growth stocks, and it was particularly true in the technology sector. Although geopolitical uncertainty derailed the rally in early 2003, small-cap stocks recovered to post very strong results over the remainder of the period.

Just as investors overzealously invested in emerging companies during the late-1990s boom, they quickly dumped these firms during the downturn that followed from 2000 through 2002. Many of these emerging companies went out of business, but the ones that were able to continue operations and grow to profitability were amply rewarded in 2003. The overall market advance was supported by a global economic recovery on the heels of significant worldwide monetary stimulus. Technology spending re-emerged, and capital expenditures climbed above the significant lows of the past few years. However, the employment picture has remained relatively weak. Prevailing overcapacity issues may need to be worked through before firms will make strong hiring commitments. Yet, the period's bump in spending certainly helped small-cap technology firms.

The Fund benefited from both strong stock selection and favorable sector allocations. Its overweighting in the technology sector and very strong performance from these holdings accounted for a large portion of the Fund's advance over its benchmark. The Fund's positions within the sector outpaced the market as well. For example, Primus Knowledge Solutions (+1398%) skyrocketed after suffering alongside its entire industry during the past few years. The firm provides software applications to improve customer service. Once it reached profitability, investors bid its stock price up quickly. Corillian (+597%) is a technology solutions provider for financial services firms and was one of the strongest contributors to Fund results. Lionbridge Technologies (+392%) benefited from weakening competition and a well-executed plan. It specializes in software testing and localization, as well as translation of software and Internet applications. Another strong performer was Click2Learn (+180%), which focuses on software on-line learning and training. These products were not a priority for firms during the cost-cutting of recent years. As many of its competitors struggled and went out of business, Click2Learn merged with one of its competitors and is now emerging as a leader in its industry.

Biotechnology positions also contributed to overall results. This sector benefited from the shift in market preferences back to riskier assets, as well as the appointment of a new commissioner of the Food and Drug Administration (FDA). The new FDA regime has been somewhat more prone to approval of new products than the prior administration and pharmaceutical firms have benefited. Dendreon (+52%) was a strong contributor to overall performance. It is currently developing a vaccine for prostate cancer.

Despite the very strong overall performance, not all Fund holdings advanced during the period. Onyx Software (-35%) was impacted by an over-extension in real estate spending as the firm struggled to match capacity and growth during the boom and subsequent downturn. We still believe in their product and continue to hold the stock in the portfolio. In addition, Corixa (-5%) suffered as lackluster sales of a competitor's drug helped to push its market segment lower. First Consulting Group (-2%), which has been a small Fund holding for quite some time, struggled this year despite the sharp rally in small-cap stocks.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
A major initiative during the year was the process of trimming positions that had done very well and become richly valued. Some firms also advanced so quickly that they represented too large a relative position in the Fund's portfolio. Such gains led us to lock in profits and seek other opportunities in the market.

Currently, we are slowly reducing the overweighting in technology-based sectors relative to the Russell 2000 Growth Index, which is comprised of roughly 30% technology stocks. This process funded the addition of some consumer stocks, such as retailer AnnTaylor Stores, which performed well in 2003. We will continue to methodically trim technology positions that have become fairly valued and use the profits to spread out overall sector allocations.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
Equity market conditions have dramatically improved over the past 12 months. There continues to be positive news in the small-cap arena, but we are carefully watching valuations and market sentiment. With memories of difficult market performance fresh in investors' minds, sentiment can change abruptly if fundamentals fail to support the quick market advance. We do not believe that the hyper-rebound in the small-cap arena can continue at its current pace. Historically, small-cap growth stocks have led the early stages of a market recovery. Market scrutiny may now focus on whether or not firms can continue to increase capital investment or build sustainable profits and earnings. We will continue to scour the small-cap market for emerging companies that have a strong management team, and which we believe will be leaders in their respective markets.

(3) Allocation percentages are based on total investment value of the portfolio as of 12/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

(4) Represents an industry within the Information Technology sector which accounted for 34% of the Fund's total net assets as of 12/31/03.

Note: Performance information provided for individual securities held within the Fund represents performance for the year ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.


Portfolio Composition as of December 31, 2003(3)

[pie chart]

Materials                        1%
Computers & Peripherals(4)       1%
Telecommunication Services       1%
IT Services(4)                   2%
Communications Equipment(4)      3%
Cash & Other                     3%
Electronic Equipment(4)          3%
Energy                           4%
Consumer Staples                 4%
Semiconductors(4)                4%
Financials                       9%
Industrials                     10%
Internet Software & Services(4) 10%
Software(4)                     11%
Consumer Discretionary          14%
Health Care                     20%

[PHOTO]                                     International Growth Fund

Value of a $10,000 Investment (Class 1 shares)(1)

                                   [graph]

------------------------------------------------------------------------------------
                              INTERNATIONAL GROWTH
                                                                             EAFE
                                                          Inflation         Index
DATE                                         Fund          Grth 10K        Grth 10K
------------------------------------------------------------------------------------
Dec-93                                      $10,000         $10,000        $10,000
Jan-94                                      $10,752         $10,027        $10,848
Feb-94                                      $10,513         $10,061        $10,820
Mar-94                                      $10,141         $10,095        $10,356
Apr-94                                      $10,469         $10,109        $10,798
May-94                                      $10,513         $10,117        $10,738
Jun-94                                      $10,419         $10,151        $10,893
Jul-94                                      $10,668         $10,178        $11,000
Aug-94                                      $10,827         $10,219        $11,263
Sep-94                                      $10,490         $10,247        $10,910
Oct-94                                      $10,712         $10,254        $11,276
Nov-94                                      $10,295         $10,267        $10,737
Dec-94                                      $10,188         $10,267        $10,806
Jan-95                                       $9,745         $10,308        $10,394
Feb-95                                       $9,638         $10,349        $10,367
Mar-95                                       $9,851         $10,384        $11,017
Apr-95                                      $10,144         $10,418        $11,434
May-95                                      $10,206         $10,439        $11,300
Jun-95                                      $10,072         $10,460        $11,105
Jul-95                                      $10,592         $10,460        $11,799
Aug-95                                      $10,422         $10,487        $11,352
Sep-95                                      $10,494         $10,508        $11,577
Oct-95                                      $10,323         $10,542        $11,269
Nov-95                                      $10,413         $10,535        $11,585
Dec-95                                      $10,861         $10,528        $12,054
Jan-96                                      $11,211         $10,590        $12,106
Feb-96                                      $11,175         $10,624        $12,150
Mar-96                                      $11,292         $10,679        $12,411
Apr-96                                      $11,453         $10,721        $12,775
May-96                                      $11,435         $10,741        $12,542
Jun-96                                      $11,534         $10,747        $12,616
Jul-96                                      $11,016         $10,768        $12,250
Aug-96                                      $11,143         $10,788        $12,280
Sep-96                                      $11,416         $10,823        $12,609
Oct-96                                      $11,325         $10,857        $12,483
Nov-96                                      $11,861         $10,878        $12,982
Dec-96                                      $11,843         $10,878        $12,819
Jan-97                                      $11,898         $10,913        $12,372
Feb-97                                      $11,970         $10,947        $12,578
Mar-97                                      $11,870         $10,974        $12,627
Apr-97                                      $12,116         $10,987        $12,696
May-97                                      $12,852         $10,981        $13,525
Jun-97                                      $13,412         $10,994        $14,275
Jul-97                                      $13,826         $11,007        $14,509
Aug-97                                      $12,631         $11,028        $13,428
Sep-97                                      $13,308         $11,055        $14,183
Oct-97                                      $11,888         $11,083        $13,096
Nov-97                                      $11,513         $11,076        $12,965
Dec-97                                      $11,531         $11,063        $13,082
Jan-98                                      $11,653         $11,084        $13,684
Feb-98                                      $12,425         $11,105        $14,565
Mar-98                                      $13,102         $11,126        $15,016
Apr-98                                      $13,431         $11,146        $15,138
May-98                                      $13,327         $11,166        $15,068
Jun-98                                      $12,904         $11,180        $15,186
Jul-98                                      $12,967         $11,193        $15,344
Aug-98                                      $11,242         $11,207        $13,446
Sep-98                                      $10,668         $11,220        $13,037
Oct-98                                      $11,221         $11,247        $14,399
Nov-98                                      $11,849         $11,247        $15,141
Dec-98                                      $12,131         $11,240        $15,742
Jan-99                                      $12,287         $11,267        $15,700
Feb-99                                      $11,911         $11,281        $15,329
Mar-99                                      $12,402         $11,315        $15,973
Apr-99                                      $12,872         $11,397        $16,623
May-99                                      $12,349         $11,397        $15,770
Jun-99                                      $13,194         $11,397        $16,388
Jul-99                                      $13,780         $11,431        $16,880
Aug-99                                      $13,989         $11,459        $16,946
Sep-99                                      $14,303         $11,514        $17,120
Oct-99                                      $14,962         $11,535        $17,766
Nov-99                                      $16,123         $11,541        $18,388
Dec-99                                      $18,433         $11,541        $20,041
Jan-00                                      $17,493         $11,569        $18,770
Feb-00                                      $18,132         $11,637        $19,279
Mar-00                                      $18,571         $11,733        $20,031
Apr-00                                      $17,703         $11,740        $18,981
May-00                                      $16,825         $11,747        $18,522
Jun-00                                      $17,810         $11,815        $19,250
Jul-00                                      $16,857         $11,835        $18,447
Aug-00                                      $17,204         $11,849        $18,611
Sep-00                                      $15,850         $11,911        $17,709
Oct-00                                      $15,135         $11,931        $17,294
Nov-00                                      $14,528         $11,938        $16,649
Dec-00                                      $14,777         $11,931        $17,245
Jan-01                                      $15,134         $12,006        $17,236
Feb-01                                      $13,813         $12,054        $15,945
Mar-01                                      $13,110         $12,082        $14,890
Apr-01                                      $14,323         $12,130        $15,934
May-01                                      $13,717         $12,185        $15,384
Jun-01                                      $13,079         $12,206        $14,761
Jul-01                                      $12,675         $12,172        $14,494
Aug-01                                      $12,271         $12,172        $14,130
Sep-01                                      $10,747         $12,226        $12,701
Oct-01                                      $11,270         $12,185        $13,027
Nov-01                                      $11,960         $12,164        $13,507
Dec-01                                      $12,150         $12,117        $13,588
Jan-02                                      $11,591         $12,145        $12,867
Feb-02                                      $11,698         $12,193        $12,958
Mar-02                                      $12,411         $12,261        $13,666
Apr-02                                      $12,399         $12,330        $13,764
May-02                                      $12,446         $12,330        $13,951
Jun-02                                      $11,828         $12,337        $13,402
Jul-02                                      $10,649         $12,351        $12,080
Aug-02                                      $10,493         $12,392        $12,056
Sep-02                                       $9,386         $12,413        $10,765
Oct-02                                      $10,144         $12,434        $11,344
Nov-02                                      $10,782         $12,434        $11,860
Dec-02                                      $10,241         $12,407        $11,463
Jan-03                                       $9,831         $12,461        $10,985
Feb-03                                       $9,602         $12,557        $10,733
Mar-03                                       $9,289         $12,632        $10,530
Apr-03                                      $10,204         $12,605        $11,575
May-03                                      $10,782         $12,585        $12,287
Jun-03                                      $11,035         $12,598        $12,590
Jul-03                                      $11,462         $12,612        $12,897
Aug-03                                      $11,804         $12,660        $13,211
Sep-03                                      $12,011         $12,702        $13,620
Oct-03                                      $12,840         $12,688        $14,470
Nov-03                                      $13,011         $12,654        $14,794
Dec-03                                      $13,876         $12,630        $15,951

=================================================================================================
Average Annual Total Returns as of 12/31/03(1)
CLASS 1 SHARES                                        1 Year      5 Year          10 Year
 International Growth Fund(1)                         35.51%      2.73%             3.33%
 ------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International EAFE Index(2)   39.17%      0.26%             4.78%
=================================================================================================
CLASS 2 SHARES                                        1 Year      5 Year      Since Inception
                                                                             (November 6, 2001)
 International Growth Fund(1)                         35.10%      N/A               8.25%
 ------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International EAFE Index(2)   39.17%      N/A               9.79%
=================================================================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: INTERNATIONAL INVESTING INVOLVES INCREASED RISKS DUE TO CURRENCY FLUCTUATIONS, POLITICAL OR SOCIAL INSTABILITY, AND DIFFERENCES IN ACCOUNTING STANDARDS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The Morgan Stanley Capital International (MSCI) EAFE Index is a broad-based unmanaged index of equity markets representing 21 countries. It includes the stock markets of Europe, Australasia, and the Far East weighted by capitalization. It assumes reinvestment of all dividends and distributions, but it does not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from December 31, 1993 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

PORTFOLIO MANAGER: CAPITAL GUARDIAN TRUST COMPANY
The Fund is managed by an international equity team at Capital Guardian Trust Company. Nine portfolio managers and 30 analysts share the management responsibilities for the Fund. The managers average over 24 years of investment experience and have been with the firm for an average of 21 years. The firm has managed the Fund since 1999.

PERFORMANCE REVIEW
For the year ended December 31, 2003, the WM VT INTERNATIONAL GROWTH FUND posted a total return of 35.51%. Despite the strong results, the Fund slightly underperformed its benchmark, the MSCI EAFE Index, which returned 39.17%.(2) Global markets advanced for much of the period and closed it with results that outpaced domestic markets. (All Fund performance described above is for Class 1 shares.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE YEAR ENDED DECEMBER 31, 2003?
The year started out with the prospect of war in Iraq as well as the impact of higher oil prices on already fragile economic growth in international markets. As fighting began in late March, markets fluctuated on the latest developments. Only small markets managed slight gains (in U.S. dollar terms). A rally took hold in international markets during the second quarter that continued until the end of the year coinciding with investors beginning to anticipate an improvement in the global economy.

Better global economic growth helped the European economy during the year, although domestic demand in much of Europe was problematic. The manufacturing sector saw marginal improvement and service activity was also higher. The Japanese economy showed further signs of firming this year, based largely on export growth and capital investment following the year's rebound in corporate profits. The economies of Hong Kong and Singapore also improved as the Pacific region continued to benefit from strong Chinese demand.

The Fund benefited from a tremendous year for cyclical stocks such as those in the materials and commodity-related industries. Within the materials sector, the Fund's holdings in BHP Billiton and Nitto Denko performed well during the period.

The portfolio's overweighted position in information technology also helped performance during 2003. Top performers within IT were semiconductor manufacturers Samsung and Tokyo Electron as well as computer maker NEC Corp., software giant SAP AG and Internet software firm Yahoo! Japan.

The industrials sector also outperformed the benchmark and contributed to the Fund's performance during the year. Siemens AG was the top performing industrial stock in the portfolio and also represented the largest position held among industrial issues. Siemens benefited from better than expected profits in the third quarter and a positive outlook for the next fiscal year. The company has undergone a cost-cutting program that the market appears to be responding to positively.

Performance for the year was negatively impacted by stock selection in financials--specifically commercial banks, European and Canadian insurance and reinsurance companies and diversified financial services. Within the insurance and reinsurance industry, companies continued to engage in forced selling of securities to meet solvency requirements, which, in turn, perpetuated a vicious cycle of losses and more forced selling. Swiss Reinsurance, Manulife, Prudential, and AEGON were four of the top detractors in this sector during the year.

Stock selection within the telecommunication services sector was also a detractor for the year. We believe markets had already discounted the debt reduction efforts of many European diversified operators so their stock prices were flat following earlier gains. It appears European wireless and equipment holdings were also weaker on market concerns about future growth. Media holdings underperformed as the better industry environment we had expected took longer to materialize.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
There were no major shifts in portfolio strategy during the year. As portfolios are constructed from the bottom up, there are no sector or country shifts, other than in the context of individual firms relative to any other companies within the investment universe.

While the portfolio retained its overall appearance throughout the year (in terms of over- and underweightings), we added to several individual security positions such as NEC Corporation, which became a top portfolio holding during 2003. New names to the portfolio this year included HSBC Holdings, Toyota Motor Corp., and Mitsubishi Corp.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We continue to identify and invest in companies that may have been overlooked by the market in 2003's equity rally. In other cases, though, we continue to see upside potential in some companies even after strong stock price gains. We still find value in Europe and the Pacific Rim and, as we have expressed before, our outlook is predicated on our belief that high free cash flows, the payment of dividends or the potential for higher dividends are the attributes that will be rewarded over time.


(3) Allocation percentages are based on total investment value of the portfolio as of 12/31/03.

Note: Performance information provided for individual securities held within the Fund represents performance for the year ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

Portfolio Composition as of December 31, 2003(3)

[pie chart]

Norway           2%
Singapore        2%
Australia        2%
Hong Kong        2%
Spain            3%
Canada           4%
Cash Equivalents 5%
Germany          5%
Other            7%
Switzerland      9%
Netherlands     10%
France          11%
United Kingdom  17%
Japan           21%

[PHOTO]                                               Short Term Income Fund

Value of a $10,000 Investment (Class 1 shares)(1)

                                  [graph]

-----------------------------------------------------------------------------------------------
                                    SHORT TERM INCOME
                                                                                        ML 1-3
                                                    Inflation   Citigroup 1-3           Index
DATE                                      Fund       Grth 10K     Grth 10K             Grth 10K
-----------------------------------------------------------------------------------------------
Dec-93                                   $10,000
Jan-94                                   $10,000     $10,000      $10,000              $10,000
Feb-94                                    $9,960     $10,034       $9,954               $9,935
Mar-94                                    $9,920     $10,068       $9,902               $9,886
Apr-94                                    $9,880     $10,082       $9,869               $9,849
May-94                                    $9,880     $10,089       $9,881               $9,863
Jun-94                                    $9,880     $10,124       $9,918               $9,900
Jul-94                                    $9,961     $10,151      $10,011              $10,001
Aug-94                                   $10,001     $10,192      $10,054              $10,041
Sep-94                                    $9,953     $10,219      $10,036              $10,024
Oct-94                                    $9,994     $10,226      $10,061              $10,050
Nov-94                                    $9,994     $10,239      $10,019              $10,010
Dec-94                                    $9,838     $10,239      $10,042              $10,033
Jan-95                                    $9,838     $10,280      $10,186              $10,173
Feb-95                                    $9,921     $10,322      $10,336              $10,319
Mar-95                                    $9,999     $10,356      $10,406              $10,398
Apr-95                                   $10,081     $10,390      $10,508              $10,497
May-95                                   $10,288     $10,411      $10,706              $10,699
Jun-95                                   $10,329     $10,431      $10,769              $10,765
Jul-95                                   $10,329     $10,431      $10,823              $10,812
Aug-95                                   $10,413     $10,459      $10,896              $10,851
Sep-95                                   $10,455     $10,479      $10,951              $10,910
Oct-95                                   $10,583     $10,514      $11,048              $11,010
Nov-95                                   $10,668     $10,507      $11,147              $11,113
Dec-95                                   $10,753     $10,499      $11,238              $11,207
Jan-96                                   $10,839     $10,561      $11,340              $11,302
Feb-96                                   $10,753     $10,595      $11,301              $11,265
Mar-96                                   $10,710     $10,650      $11,299              $11,267
Apr-96                                   $10,710     $10,692      $11,308              $11,281
May-96                                   $10,710     $10,712      $11,343              $11,309
Jun-96                                   $10,797     $10,718      $11,427              $11,399
Jul-96                                   $10,841     $10,739      $11,473              $11,451
Aug-96                                   $10,886     $10,759      $11,516              $11,493
Sep-96                                   $10,975     $10,794      $11,628              $11,603
Oct-96                                   $11,065     $10,828      $11,769              $11,745
Nov-96                                   $11,155     $10,849      $11,862              $11,845
Dec-96                                   $11,155     $10,849      $11,864              $11,846
Jan-97                                   $11,201     $10,883      $11,930              $11,905
Feb-97                                   $11,247     $10,917      $11,958              $11,940
Mar-97                                   $11,247     $10,944      $11,955              $11,953
Apr-97                                   $11,294     $10,958      $12,052              $12,060
May-97                                   $11,387     $10,951      $12,140              $12,148
Jun-97                                   $11,433     $10,964      $12,231              $12,240
Jul-97                                   $11,575     $10,977      $12,387              $12,393
Aug-97                                   $11,575     $10,998      $12,392              $12,402
Sep-97                                   $11,670     $11,026      $12,494              $12,503
Oct-97                                   $11,718     $11,053      $12,574              $12,589
Nov-97                                   $11,766     $11,047      $12,596              $12,611
Dec-97                                   $11,814     $11,033      $12,678              $12,693
Jan-98                                   $11,862     $11,054      $12,807              $12,825
Feb-98                                   $11,911     $11,075      $12,824              $12,837
Mar-98                                   $11,940     $11,096      $12,886              $12,903
Apr-98                                   $11,988     $11,116      $12,956              $12,970
May-98                                   $12,038     $11,136      $13,032              $13,049
Jun-98                                   $12,087     $11,150      $13,099              $13,118
Jul-98                                   $12,137     $11,163      $13,168              $13,186
Aug-98                                   $12,236     $11,176      $13,270              $13,296
Sep-98                                   $12,385     $11,190      $13,449              $13,473
Oct-98                                   $12,436     $11,217      $13,468              $13,500
Nov-98                                   $12,436     $11,217      $13,512              $13,546
Dec-98                                   $12,436     $11,210      $13,577              $13,608
Jan-99                                   $12,487     $11,237      $13,665              $13,679
Feb-99                                   $12,436     $11,250      $13,622              $13,639
Mar-99                                   $12,538     $11,284      $13,741              $13,766
Apr-99                                   $12,589     $11,367      $13,805              $13,824
May-99                                   $12,538     $11,367      $13,787              $13,808
Jun-99                                   $12,585     $11,367      $13,829              $13,848
Jul-99                                   $12,585     $11,401      $13,850              $13,882
Aug-99                                   $12,637     $11,428      $13,886              $13,897
Sep-99                                   $12,737     $11,483      $13,992              $14,011
Oct-99                                   $12,737     $11,504      $14,038              $14,060
Nov-99                                   $12,789     $11,510      $14,084              $14,098
Dec-99                                   $12,794     $11,510      $14,121              $14,139
Jan-00                                   $12,794     $11,538      $14,131              $14,137
Feb-00                                   $12,902     $11,606      $14,235              $14,241
Mar-00                                   $12,923     $11,701      $14,308              $14,325
Apr-00                                   $12,978     $11,708      $14,305              $14,320
May-00                                   $12,978     $11,715      $14,351              $14,360
Jun-00                                   $13,114     $11,783      $14,529              $14,531
Jul-00                                   $13,224     $11,803      $14,648              $14,655
Aug-00                                   $13,334     $11,817      $14,775              $14,769
Sep-00                                   $13,427     $11,879      $14,920              $14,909
Oct-00                                   $13,484     $11,899      $14,926              $14,906
Nov-00                                   $13,651     $11,906      $15,066              $15,053
Dec-00                                   $13,847     $11,899      $15,249              $15,214
Jan-01                                   $14,018     $11,974      $15,538              $15,456
Feb-01                                   $14,074     $12,022      $15,664              $15,570
Mar-01                                   $14,227     $12,050      $15,810              $15,733
Apr-01                                   $14,284     $12,098      $15,862              $15,774
May-01                                   $14,341     $12,152      $16,006              $15,905
Jun-01                                   $14,399     $12,173      $16,080              $15,975
Jul-01                                   $14,571     $12,139      $16,310              $16,210
Aug-01                                   $14,687     $12,139      $16,444              $16,330
Sep-01                                   $14,860     $12,193      $16,618              $16,539
Oct-01                                   $14,976     $12,152      $16,766              $16,693
Nov-01                                   $14,919     $12,131      $16,749              $16,656
Dec-01                                   $14,977     $12,084      $16,742              $16,671
Jan-02                                   $15,034     $12,112      $16,796              $16,691
Feb-02                                   $15,091     $12,160      $16,831              $16,721
Mar-02                                   $14,976     $12,228      $16,752              $16,658
Apr-02                                   $15,207     $12,297      $16,890              $16,791
May-02                                   $15,323     $12,297      $17,037              $16,925
Jun-02                                   $15,375     $12,304      $17,096              $17,015
Jul-02                                   $15,375     $12,318      $17,194              $17,090
Aug-02                                   $15,495     $12,358      $17,335              $17,216
Sep-02                                   $15,674     $12,379      $17,510              $17,388
Oct-02                                   $15,554     $12,400      $17,464              $17,362
Nov-02                                   $15,673     $12,400      $17,593              $17,510
Dec-02                                   $15,913     $12,373      $17,863              $17,759
Jan-03                                   $16,034     $12,428      $17,936              $17,853
Feb-03                                   $16,154     $12,523      $18,086              $18,012
Mar-03                                   $16,214     $12,598      $18,148              $18,066
Apr-03                                   $16,394     $12,571      $18,313              $18,221
May-03                                   $16,575     $12,551      $18,489              $18,390
Jun-03                                   $16,601     $12,564      $18,565              $18,462
Jul-03                                   $16,473     $12,578      $18,433              $18,357
Aug-03                                   $16,473     $12,626      $18,464              $18,379
Sep-03                                   $16,729     $12,668      $18,682              $18,614
Oct-03                                   $16,665     $12,654      $18,624              $18,551
Nov-03                                   $16,665     $12,620      $18,645              $18,562
Dec-03                                   $16,793     $12,596      $18,786              $18,709

=============================================================================================================================
Average Annual Total Returns as of 12/31/03(1)

CLASS 1 SHARES                                                        1 Year           5 Year           Since Inception
                                                                                                      (January 12, 1994)
   Short Term Income Fund(1)                                          5.52%             6.19%                5.34%
   --------------------------------------------------------------------------------------------------------------------------
   Citigroup Broad Investment-Grade Credit 1-3 Years Index(2)         5.16%             6.70%                6.56%
   --------------------------------------------------------------------------------------------------------------------------
   Merrill Lynch (1-3 yrs.) Corporate Bond Index(2)                   5.33%             6.57%                6.52%
=============================================================================================================================
CLASS 2 SHARES                                                        1 Year             5 Year        Since Inception
                                                                                                      (November 6, 2001)

   Short Term Income Fund(1)                                          5.46%               N/A                5.25%
   --------------------------------------------------------------------------------------------------------------------------
   Citigroup Broad Investment-Grade Credit 1-3 Years Index(2)         5.16%               N/A                5.38%
   --------------------------------------------------------------------------------------------------------------------------
   Merrill Lynch (1-3 yrs.) Corporate Bond Index(2)                   5.33%               N/A                5.40%
=============================================================================================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: THERE MAY BE ADDITIONAL CREDIT AND DEFAULT RISKS ASSOCIATED WITH LOWER-RATED SECURITIES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class
     2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life
     Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The Merrill Lynch (1-3 years) Corporate Bond Index is unmanaged and includes all investment-grade corporate debt securities with maturities of one to three years. The Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities with maturities between one and three years. Effective May 1, 2003, the Citigroup Broad Investment-Grade Credit 1-3 Years Index replaced the Merrill Lynch (1-3 Years) Corporate Bond Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown as of January 31, 1994 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.


PORTFOLIO MANAGER: CRAIG V. SOSEY
WM ADVISORS, INC.
The Fund is managed by a fixed-income team led by Craig V. Sosey, Senior Portfolio Manager of WM Advisors, Inc. Mr. Sosey joined WM Advisors in 1998, and he has banking and financial analysis experience dating back to 1983. He holds a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley.

PERFORMANCE REVIEW
The WM VT SHORT TERM INCOME FUND posted a total return of 5.52% for the year ended December 31, 2003. The Fund benefited from both a concentration in corporate issues and falling short-term interest rates as it outpaced the 5.16% return of its benchmark, the Citigroup Broad Investment-Grade Credit 1-3 Years Index.(2) Although declining short-term rates can boost overall performance, lower rates also affect the income generated by the underlying securities in the Fund. (All Fund performance described above is for Class 1 shares.)

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE YEAR ENDED DECEMBER 31, 2003?
Interest rates sank to historical lows as the Federal Reserve utilized a highly accommodative monetary policy. Attempting to spur economic growth and avoid potential deflation, the Fed cut the federal funds rate to 1% in June, its lowest level in 45 years. Subsequently, interest rates spiked higher in response to stronger economic growth. The yield of the two-year Treasury actually ended the fiscal year slightly higher than where it began. Within fixed-income classes, corporate bonds led the market throughout the period, outpacing both Treasury bonds and mortgage-backed issues.

The Fund was overweighted in corporate bond positions. These holdings performed well all year as yield spreads between corporate and Treasury bonds declined in response to improving balance sheets and better economic conditions. We were a little early when we moved into corporate bonds during 2002, but our exposure to them rewarded the Fund in 2003.

The Fund also benefited from our discerning credit research, which helped us avoid any major corporate bond defaults. It also helped us find attractive values that may have been overlooked by the market. For example, our analysis of Canadian phone company TELUS led us to retain the holding after its debt was downgraded to below investment-grade. The Fund was rewarded after the firm returned to investment-grade status and generated a strong return for its bondholders. We tried to take advantage of similar situations where our credit research uncovered opportunities missed by much of the fixed-income market. Sealed Air, a manufacturer of materials and systems for fresh food packaging, was constrained by an acquisition's asbestos problems, and its bond prices suffered. We were encouraged by the company's fundamentals and were rewarded as the firm largely worked through these issues.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
The yield advantage of corporate issues narrowed dramatically during the year, driving strong performance, especially for lower-rated issues. Currently, the yield differential between short-term AA rated and BBB rated bonds is small. Closer to the end of the period, this led us toward higher-rated issues that we believe carry less risk but nearly the same yield. For example, we purchased bonds of Berkshire Hathaway and Toyota Motor Credit, which offered AAA ratings and very competitive yield characteristics.

Late in the period, we began to take some profits in our corporate bond positions and shift some of these assets into mortgage-backed securities. We believe these issues may have already seen the bulk of refinancing and prepayment activities. We added holdings in real estate investment trusts due to their strong yields, as well as debt restrictions and interest coverage requirements not offered by corporate bonds.

The Fund closed the fiscal year with 96% of assets in investment-grade securities and an average rating of A1.(3) The Fund's securities have a weighted average maturity of just 2.5 years and a weighted average duration (a measurement of price sensitivity to interest rate changes) of only 2.0 years, factors that could limit the risk associated with potentially rising interest rates.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We plan to hold the Fund's duration near the two-year range because of the increased likelihood that short-term rates could move higher in the wake of economic growth. Part of this strategy will rely on balancing very short-term positions with holdings in the five-year maturity range. The short end of the yield curve is typically the most affected by rising interest rates. Longer-term rates have already been moving higher, and with the Federal Reserve holding short-term rates at 1%, the difference in yields has become steeper. This steepness can signal the market's anticipation of potential tightening by the Federal Reserve. We will be watching for signs of a flattening yield curve, where the difference in yields between short- and long-term assets decreases. Inflation has yet to surface, but the Federal Reserve could intervene if we see signs of employment growth or any potential price pressures.


(3) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest. Allocation percentages are based on total investment value of the portfolio as of 12/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the year ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

============================================================================

Portfolio Composition as of December 31, 2003(3)

                                 [pie chart]


Commercial Mortgage-Backed Securities     1%
CMOs                                      1%
U.S. Treasuries                           3%
Government Agency                         4%
Asset-Backed Securities                   5%
Government Mortgage-Backed Securities     7%
Cash Equivalents                         10%
Corporate Bonds                          69%

[PHOTO]                                      U.S. Government Securities Fund

Value of a $10,000 Investment (Class 1 shares)(1)

                                  [graph]

------------------------------------------------------------------------------------------------------
                                             US GOVERNMENT

                                                          Inflation       LB Gov   Citigroup Mortgage
DATE                                         Fund         Grth 10K       Grth 10K       Grth 10K
------------------------------------------------------------------------------------------------------
Dec-93                                      $10,000        $10,000       $10,000        $10,000
Jan-94                                      $10,129        $10,027       $10,137        $10,101
Feb-94                                       $9,950        $10,061        $9,922        $10,038
Mar-94                                       $9,701        $10,095        $9,699         $9,790
Apr-94                                       $9,611        $10,109        $9,622         $9,729
May-94                                       $9,590        $10,117        $9,610         $9,762
Jun-94                                       $9,575        $10,151        $9,588         $9,737
Jul-94                                       $9,708        $10,178        $9,764         $9,927
Aug-94                                       $9,708        $10,219        $9,766         $9,948
Sep-94                                       $9,606        $10,247        $9,628         $9,815
Oct-94                                       $9,585        $10,254        $9,622         $9,812
Nov-94                                       $9,544        $10,267        $9,604         $9,777
Dec-94                                       $9,596        $10,267        $9,663         $9,858
Jan-95                                       $9,795        $10,308        $9,843        $10,079
Feb-95                                      $10,037        $10,349       $10,054        $10,336
Mar-95                                      $10,100        $10,384       $10,117        $10,378
Apr-95                                      $10,228        $10,418       $10,250        $10,517
May-95                                      $10,581        $10,439       $10,663        $10,858
Jun-95                                      $10,634        $10,460       $10,745        $10,915
Jul-95                                      $10,613        $10,460       $10,705        $10,937
Aug-95                                      $10,732        $10,487       $10,831        $11,038
Sep-95                                      $10,786        $10,508       $10,935        $11,136
Oct-95                                      $10,963        $10,542       $11,101        $11,238
Nov-95                                      $11,150        $10,535       $11,274        $11,370
Dec-95                                      $11,216        $10,528       $11,434        $11,511
Jan-96                                      $11,317        $10,590       $11,504        $11,600
Feb-96                                      $11,126        $10,624       $11,269        $11,508
Mar-96                                      $11,082        $10,679       $11,176        $11,469
Apr-96                                      $11,013        $10,721       $11,104        $11,416
May-96                                      $10,945        $10,741       $11,085        $11,401
Jun-96                                      $11,070        $10,747       $11,228        $11,547
Jul-96                                      $11,047        $10,768       $11,256        $11,593
Aug-96                                      $11,047        $10,788       $11,232        $11,596
Sep-96                                      $11,232        $10,823       $11,418        $11,790
Oct-96                                      $11,490        $10,857       $11,669        $12,019
Nov-96                                      $11,689        $10,878       $11,872        $12,185
Dec-96                                      $11,630        $10,878       $11,751        $12,131
Jan-97                                      $11,666        $10,913       $11,764        $12,235
Feb-97                                      $11,714        $10,947       $11,781        $12,248
Mar-97                                      $11,571        $10,974       $11,656        $12,146
Apr-97                                      $11,716        $10,987       $11,824        $12,331
May-97                                      $11,837        $10,981       $11,925        $12,446
Jun-97                                      $11,969        $10,994       $12,059        $12,589
Jul-97                                      $12,277        $11,007       $12,401        $12,822
Aug-97                                      $12,167        $11,028       $12,278        $12,799
Sep-97                                      $12,351        $11,055       $12,463        $12,951
Oct-97                                      $12,576        $11,083       $12,678        $13,091
Nov-97                                      $12,589        $11,076       $12,743        $13,135
Dec-97                                      $12,726        $11,063       $12,877        $13,255
Jan-98                                      $12,890        $11,084       $13,070        $13,378
Feb-98                                      $12,853        $11,105       $13,035        $13,418
Mar-98                                      $12,864        $11,126       $13,071        $13,470
Apr-98                                      $12,942        $11,146       $13,130        $13,546
May-98                                      $13,083        $11,166       $13,265        $13,641
Jun-98                                      $13,199        $11,180       $13,416        $13,701
Jul-98                                      $13,252        $11,193       $13,436        $13,768
Aug-98                                      $13,488        $11,207       $13,786        $13,893
Sep-98                                      $13,620        $11,220       $14,158        $14,060
Oct-98                                      $13,687        $11,247       $14,110        $14,044
Nov-98                                      $13,568        $11,247       $14,114        $14,109
Dec-98                                      $13,622        $11,240       $14,145        $14,180
Jan-99                                      $13,689        $11,267       $14,227        $14,277
Feb-99                                      $13,554        $11,281       $13,889        $14,225
Mar-99                                      $13,658        $11,315       $13,943        $14,323
Apr-99                                      $13,712        $11,397       $13,975        $14,393
May-99                                      $13,602        $11,397       $13,852        $14,297
Jun-99                                      $13,530        $11,397       $13,824        $14,264
Jul-99                                      $13,488        $11,431       $13,803        $14,167
Aug-99                                      $13,447        $11,459       $13,803        $14,158
Sep-99                                      $13,670        $11,514       $13,915        $14,399
Oct-99                                      $13,712        $11,535       $13,938        $14,475
Nov-99                                      $13,740        $11,541       $13,918        $14,487
Dec-99                                      $13,689        $11,541       $13,828        $14,439
Jan-00                                      $13,604        $11,569       $13,847        $14,328
Feb-00                                      $13,747        $11,637       $14,044        $14,497
Mar-00                                      $13,877        $11,733       $14,291        $14,652
Apr-00                                      $13,877        $11,740       $14,251        $14,659
May-00                                      $13,877        $11,747       $14,259        $14,671
Jun-00                                      $14,141        $11,815       $14,513        $14,988
Jul-00                                      $14,200        $11,835       $14,654        $15,084
Aug-00                                      $14,391        $11,849       $14,871        $15,307
Sep-00                                      $14,523        $11,911       $14,912        $15,471
Oct-00                                      $14,613        $11,931       $15,056        $15,585
Nov-00                                      $14,807        $11,938       $15,352        $15,816
Dec-00                                      $15,024        $11,931       $15,658        $16,069
Jan-01                                      $15,220        $12,006       $15,816        $16,318
Feb-01                                      $15,342        $12,054       $15,996        $16,408
Mar-01                                      $15,443        $12,082       $16,052        $16,514
Apr-01                                      $15,428        $12,130       $15,888        $16,533
May-01                                      $15,490        $12,185       $15,941        $16,635
Jun-01                                      $15,552        $12,206       $16,014        $16,658
Jul-01                                      $15,829        $12,172       $16,398        $16,968
Aug-01                                      $15,982        $12,172       $16,602        $17,123
Sep-01                                      $16,212        $12,226       $16,891        $17,374
Oct-01                                      $16,459        $12,185       $17,326        $17,611
Nov-01                                      $16,274        $12,164       $16,938        $17,449
Dec-01                                      $16,198        $12,117       $16,791        $17,386
Jan-02                                      $16,321        $12,145       $16,900        $17,556
Feb-02                                      $16,489        $12,193       $17,056        $17,748
Mar-02                                      $16,290        $12,261       $16,685        $17,568
Apr-02                                      $16,581        $12,330       $17,083        $17,895
May-02                                      $16,719        $12,330       $17,185        $18,026
Jun-02                                      $16,851        $12,337       $17,426        $18,172
Jul-02                                      $17,075        $12,351       $17,809        $18,377
Aug-02                                      $17,251        $12,392       $18,162        $18,539
Sep-02                                      $17,442        $12,413       $18,587        $18,674
Oct-02                                      $17,458        $12,434       $18,438        $18,745
Nov-02                                      $17,411        $12,434       $18,279        $18,728
Dec-02                                      $17,634        $12,407       $18,722        $18,925
Jan-03                                      $17,650        $12,461       $18,675        $18,978
Feb-03                                      $17,777        $12,557       $18,976        $19,107
Mar-03                                      $17,761        $12,632       $18,921        $19,101
Apr-03                                      $17,825        $12,605       $19,008        $19,174
May-03                                      $17,937        $12,585       $19,502        $19,183
Jun-03                                      $17,926        $12,598       $19,400        $19,224
Jul-03                                      $17,507        $12,612       $18,599        $18,876
Aug-03                                      $17,624        $12,660       $18,703        $18,998
Sep-03                                      $17,943        $12,702       $19,248        $19,323
Oct-03                                      $17,859        $12,688       $18,974        $19,258
Nov-03                                      $17,875        $12,654       $18,997        $19,313
Dec-03                                      $18,009        $12,630       $19,166        $19,503

=============================================================================================================================
Average Annual Total Returns as of 12/31/03(1)

CLASS 1 SHARES                                                       1 Year            5 Year               10 Year
   U.S. Government Securities Fund(1)                                 2.14%             5.74%                6.06%
   --------------------------------------------------------------------------------------------------------------------------
   Citigroup Mortgage Index(2)                                        3.07%             6.59%                6.91%
   --------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Government Bond Index(2)                           2.37%             6.26%                6.72%

=============================================================================================================================
CLASS 2 SHARES                                                       1 Year             5 Year          Since Inception
                                                                                                      (November 6, 2001)
   U.S. Government Securities Fund(1)                                 1.87%               N/A                4.10%
   --------------------------------------------------------------------------------------------------------------------------
   Citigroup Mortgage Index(2)                                        3.07%               N/A                4.83%
   --------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Government Bond Index(2)                           2.37%               N/A                4.77%

=============================================================================================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: NEITHER THE PRINCIPAL OF GOVERNMENT BOND FUNDS NOR THEIR YIELDS ARE GUARANTEED BY THE U.S. GOVERNMENT. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class
     2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life
     Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The Lehman Brothers Government Bond Index is an unmanaged index of all U.S. government bonds. The Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index, and consists of 30- and 15-year agency issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages. Effective May 1, 2003, the Citigroup Mortgage Index replaced the Lehman Brothers Government Bond Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from December 31, 1993 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.


PORTFOLIO MANAGER: CRAIG V. SOSEY
WM ADVISORS, INC.
The Fund is managed by a fixed-income team led by Craig V. Sosey, Senior Portfolio Manager of WM Advisors, Inc. Mr. Sosey joined WM Advisors in 1998, and he has banking and financial analysis experience dating back to 1983. He holds a B.S. in Finance from the University of the Pacific and an M.B.A. from the University of California, Berkeley.

PERFORMANCE REVIEW
The WM VT U.S. GOVERNMENT SECURITIES FUND posted a total return of 2.14% (Class 1 shares) for the year ended December 31, 2003. Interest rates moved lower during the first half of 2003 only to close the period on an upswing. Mortgage-backed securities also suffered from a high degree of prepayments stemming from record refinancing activity.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S PERFORMANCE OVER THE YEAR ENDED DECEMBER 31, 2003?
The period's key performance drivers were the rapid changes in interest rates and the relative underperformance of mortgage-backed holdings. A spike in Treasury and mortgage rates in late June and July erased much of the gains generated by the Fund in prior months. Mortgages, which represent the majority of Fund holdings, suffered from record refinancing activity that pushed prepayments higher throughout the year. In general, falling mortgage rates, like those of this period, provide mortgage holders with greater incentive to refinance and lead them to prepay their existing mortgages. These assets must then be invested at lower interest rates. Under these types of market conditions, mortgage securities do not get as much of a price benefit from falling rates, but they are just as susceptible to a downswing in prices as interest rates rise. In general, U.S. government-backed bonds underperformed much of the fixed-income market as investors regained their appetite for risk.

After falling to historical lows early in the period, interest rates reacted to improving economic conditions and changing market views of the Federal Reserve's actions. When the Fed announced a June rate cut of 25 basis points (0.25%), the market had been expecting more drastic stimulus measures, and long-term rates quickly moved higher. In fact, the yield on the 10-year Treasury bond jumped from a low of 3.13% in mid-June to 4.58% in just two months.(3) Mortgage rates moved just as rapidly, and even though both rate measures settled lower in October, the damage had been done. Third quarter economic growth subsequently came in above expectations, and longer-term rates moved higher near the end of the year. A slightly longer maturity structure compared to the overall market helped the Fund during the decline in interest rates. However, the Fund gave back some of those gains when rates moved higher.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
In general, we keep about 75% of the portfolio in core holdings designed to track the overall mortgage market. We use the other 25% to gain the yield, stability, or liquidity offered by securities such as Treasuries, agency issues, or collateralized mortgage obligations. These securities help our strategy of seeking relative performance strength in the mortgage/government-backed market.

We also typically keep duration (a measure of price sensitivity to interest rate changes) relatively close to that of the overall market, attempting to limit interest rate risk while taking advantage of longer-term secular trends in rates. During the period, the duration of both the Fund and the overall mortgage market shortened considerably as a result of the rapid rise in mortgage prepayments. Duration moved higher after rates increased and prepayments began to slow. At the end of the period, the Fund's securities had a weighted average maturity of 4.1 years and a weighted average duration of 3.3 years.

To maintain yield and duration, we tried to avoid lower coupon mortgages and instead favored Treasury and agency bonds. These positions also suffered during the early summer and underperformed the overall fixed-income market. We looked for mortgage securities with prepayment protection and also used collateralized mortgage obligations to reduce the impact of prepayments.

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
In response to a stronger economic environment, we moved the Fund to a more defensive stance in the last few months of the period. We believe there is increased potential for interest rates to rise above their current levels, especially if employment conditions improve. Job growth, an important determinant of future consumption, has lagged the rest of the economy during the recovery period. For the near term, we plan to hold the Fund to a slightly short-to-neutral duration to limit interest rate risk. We are also looking for higher-coupon mortgages to generate yield since we are less concerned with prepayment risk than we were during the past 12 months. Although mortgage-backed securities struggled during this period, they can provide yield advantages relative to other areas of the fixed-income market and can perform relatively well in a stable interest rate environment.


(3) Source: The Federal Reserve Board. Represents rates from June 13, 2003 to August 13, 2003.

(4) Allocation percentages are based on total investment value of the portfolio as of 12/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the year ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

============================================================================
Portfolio Composition as of December 31, 2003(4)

                                 [pie chart]


Cash Equivalents              6%
GNMA                          8%
Government Agency             8%
U.S. Treasuries               8%
CMOs                         13%
FNMA                         25%
FHLMC/FGLMC                  32%

[PHOTO]                                                          Income Fund

Value of a $10,000 Investment (Class 1 shares)(1)

                                  [graph]

---------------------------------------------------------------------------------------------------------
                                                  INCOME
                                                                            Leh Bros     Citigroup Broad
                                                            Inflation         Agg           Inv Grade
DATE                                         Fund           Grth 10K         Index           Grth 10K
---------------------------------------------------------------------------------------------------------
Dec-93                                      $10,000          $10,000        $10,000          $10,000
Jan-94                                      $10,193          $10,027        $10,135          $10,135
Feb-94                                       $9,874          $10,061         $9,959           $9,967
Mar-94                                       $9,478          $10,095         $9,713           $9,720
Apr-94                                       $9,321          $10,109         $9,635           $9,647
May-94                                       $9,262          $10,117         $9,634           $9,646
Jun-94                                       $9,218          $10,151         $9,613           $9,625
Jul-94                                       $9,467          $10,178         $9,804           $9,808
Aug-94                                       $9,427          $10,219         $9,816           $9,819
Sep-94                                       $9,218          $10,247         $9,672           $9,678
Oct-94                                       $9,177          $10,254         $9,663           $9,668
Nov-94                                       $9,177          $10,267         $9,642           $9,642
Dec-94                                       $9,187          $10,267         $9,708           $9,715
Jan-95                                       $9,390          $10,308         $9,900           $9,916
Feb-95                                       $9,664          $10,349        $10,136          $10,148
Mar-95                                       $9,725          $10,384        $10,198          $10,207
Apr-95                                       $9,860          $10,418        $10,341          $10,347
May-95                                      $10,507          $10,439        $10,741          $10,758
Jun-95                                      $10,548          $10,460        $10,819          $10,833
Jul-95                                      $10,421          $10,460        $10,795          $10,812
Aug-95                                      $10,676          $10,487        $10,926          $10,936
Sep-95                                      $10,824          $10,508        $11,032          $11,039
Oct-95                                      $11,051          $10,542        $11,175          $11,187
Nov-95                                      $11,255          $10,535        $11,343          $11,361
Dec-95                                      $11,493          $10,528        $11,502          $11,518
Jan-96                                      $11,482          $10,590        $11,578          $11,596
Feb-96                                      $11,065          $10,624        $11,376          $11,399
Mar-96                                      $10,944          $10,679        $11,297          $11,317
Apr-96                                      $10,810          $10,721        $11,233          $11,233
May-96                                      $10,788          $10,741        $11,211          $11,226
Jun-96                                      $10,944          $10,747        $11,361          $11,371
Jul-96                                      $10,967          $10,768        $11,392          $11,402
Aug-96                                      $10,876          $10,788        $11,372          $11,386
Sep-96                                      $11,115          $10,823        $11,570          $11,584
Oct-96                                      $11,450          $10,857        $11,827          $11,845
Nov-96                                      $11,669          $10,878        $12,029          $12,040
Dec-96                                      $11,542          $10,878        $11,918          $11,934
Jan-97                                      $11,519          $10,913        $11,955          $11,981
Feb-97                                      $11,566          $10,947        $11,984          $11,994
Mar-97                                      $11,377          $10,974        $11,851          $11,873
Apr-97                                      $11,569          $10,987        $12,029          $12,043
May-97                                      $11,677          $10,981        $12,143          $12,156
Jun-97                                      $11,856          $10,994        $12,288          $12,301
Jul-97                                      $12,368          $11,007        $12,620          $12,634
Aug-97                                      $12,148          $11,028        $12,512          $12,525
Sep-97                                      $12,380          $11,055        $12,698          $12,709
Oct-97                                      $12,615          $11,083        $12,882          $12,892
Nov-97                                      $12,690          $11,076        $12,941          $12,953
Dec-97                                      $12,851          $11,063        $13,072          $13,085
Jan-98                                      $13,015          $11,084        $13,239          $13,254
Feb-98                                      $12,978          $11,105        $13,228          $13,245
Mar-98                                      $13,015          $11,126        $13,273          $13,296
Apr-98                                      $13,066          $11,146        $13,342          $13,365
May-98                                      $13,258          $11,166        $13,469          $13,494
Jun-98                                      $13,400          $11,180        $13,584          $13,604
Jul-98                                      $13,374          $11,193        $13,612          $13,633
Aug-98                                      $13,531          $11,207        $13,834          $13,841
Sep-98                                      $13,925          $11,220        $14,158          $14,168
Oct-98                                      $13,620          $11,247        $14,083          $14,104
Nov-98                                      $13,793          $11,247        $14,163          $14,182
Dec-98                                      $13,808          $11,240        $14,206          $14,226
Jan-99                                      $13,943          $11,267        $14,306          $14,331
Feb-99                                      $13,565          $11,281        $14,056          $14,080
Mar-99                                      $13,696          $11,315        $14,133          $14,161
Apr-99                                      $13,764          $11,397        $14,179          $14,207
May-99                                      $13,571          $11,397        $14,054          $14,077
Jun-99                                      $13,457          $11,397        $14,009          $14,029
Jul-99                                      $13,429          $11,431        $13,950          $13,973
Aug-99                                      $13,401          $11,459        $13,943          $13,963
Sep-99                                      $13,535          $11,514        $14,105          $14,130
Oct-99                                      $13,592          $11,535        $14,157          $14,173
Nov-99                                      $13,550          $11,541        $14,156          $14,171
Dec-99                                      $13,510          $11,541        $14,088          $14,106
Jan-00                                      $13,467          $11,569        $14,041          $14,067
Feb-00                                      $13,598          $11,637        $14,211          $14,231
Mar-00                                      $13,813          $11,733        $14,399          $14,416
Apr-00                                      $13,710          $11,740        $14,357          $14,373
May-00                                      $13,638          $11,747        $14,350          $14,360
Jun-00                                      $13,964          $11,815        $14,648          $14,660
Jul-00                                      $14,098          $11,835        $14,781          $14,794
Aug-00                                      $14,306          $11,849        $14,996          $15,005
Sep-00                                      $14,375          $11,911        $15,090          $15,107
Oct-00                                      $14,421          $11,931        $15,190          $15,204
Nov-00                                      $14,633          $11,938        $15,439          $15,450
Dec-00                                      $14,924          $11,931        $15,726          $15,742
Jan-01                                      $15,246          $12,006        $15,982          $16,002
Feb-01                                      $15,307          $12,054        $16,121          $16,144
Mar-01                                      $15,363          $12,082        $16,202          $16,228
Apr-01                                      $15,221          $12,130        $16,134          $16,152
May-01                                      $15,299          $12,185        $16,231          $16,257
Jun-01                                      $15,346          $12,206        $16,292          $16,311
Jul-01                                      $15,768          $12,172        $16,657          $16,688
Aug-01                                      $15,988          $12,172        $16,849          $16,871
Sep-01                                      $15,941          $12,226        $17,044          $17,079
Oct-01                                      $16,332          $12,185        $17,401          $17,424
Nov-01                                      $16,206          $12,164        $17,161          $17,183
Dec-01                                      $16,128          $12,117        $17,051          $17,082
Jan-02                                      $16,285          $12,145        $17,189          $17,217
Feb-02                                      $16,441          $12,193        $17,356          $17,382
Mar-02                                      $16,206          $12,261        $17,067          $17,095
Apr-02                                      $16,519          $12,330        $17,399          $17,420
May-02                                      $16,628          $12,330        $17,546          $17,568
Jun-02                                      $16,596          $12,337        $17,699          $17,698
Jul-02                                      $16,563          $12,351        $17,913          $17,909
Aug-02                                      $16,924          $12,392        $18,216          $18,222
Sep-02                                      $17,137          $12,413        $18,511          $18,512
Oct-02                                      $17,105          $12,434        $18,426          $18,429
Nov-02                                      $17,219          $12,434        $18,420          $18,425
Dec-02                                      $17,677          $12,407        $18,802          $18,808
Jan-03                                      $17,842          $12,461        $18,819          $18,823
Feb-03                                      $18,152          $12,557        $19,078          $19,090
Mar-03                                      $18,201          $12,632        $19,063          $19,073
Apr-03                                      $18,529          $12,605        $19,221          $19,241
May-03                                      $19,101          $12,585        $19,579          $19,597
Jun-03                                      $19,111          $12,598        $19,540          $19,562
Jul-03                                      $18,417          $12,612        $18,883          $18,901
Aug-03                                      $18,504          $12,660        $19,008          $19,031
Sep-03                                      $19,077          $12,702        $19,511          $19,530
Oct-03                                      $19,009          $12,688        $19,330          $19,350
Nov-03                                      $19,130          $12,654        $19,376          $19,406
Dec-03                                      $19,408          $12,630        $19,574          $19,600

=============================================================================================================================
Average Annual Total Returns as of 12/31/03(1)

CLASS 1 SHARES                                                       1 Year            5 Year               10 Year
   Income Fund(1)                                                     9.78%             7.04%                6.86%
   --------------------------------------------------------------------------------------------------------------------------
   Citigroup Broad Investment-Grade Index(2)                          4.20%             6.62%                6.96%
   --------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(2)                            4.11%             6.62%                6.95%

=============================================================================================================================
CLASS 2 SHARES                                                        1 Year             5 Year         Since Inception
                                                                                                      (November 6, 2001)
   Income Fund(1)                                                     9.47%               N/A                8.06%
   --------------------------------------------------------------------------------------------------------------------------
   Citigroup Broad Investment-Grade Index(2)                          4.20%               N/A                5.57%
   --------------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(2)                            4.11%               N/A                5.58%

=============================================================================================================================

To obtain more current Fund performance, including the most recent month-end performance, call (800) 222-5852.

NOTE: THERE MAY BE ADDITIONAL CREDIT AND DEFAULT RISKS ASSOCIATED WITH LOWER-RATED SECURITIES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been reflected, performance would have been lower. The performance of Class
     2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life
     Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Fund may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Based upon the contract through which an investment in the Fund may be made, withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Fund's performance would have been lower had the Advisor not waived a portion of its fees or reimbursed certain other expenses, and had the Custodian not allowed its fees to be reduced by credits. Performance results assume reinvestment of all capital gains and dividends.

(2) The Lehman Brothers Aggregate Bond Index is unmanaged and represents all investment-grade, government, corporate, mortgage, and asset-backed securities. The Citigroup Broad Investment-Grade Index measures the performance of bonds including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade securities. Effective May 1, 2003, the Citigroup Broad Investment-Grade Index replaced the Lehman Brothers Aggregate Bond Index because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics. Indices assume reinvestment of all dividends and distributions, but do not reflect any asset-based charges for investment management or other expenses. Inflation is measured by the Consumer Price Index for all urban consumers. Individuals cannot invest directly in an index. For comparative purposes, the benchmark's performance is shown from December 31, 1993 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index.

PORTFOLIO MANAGER: GARY J. POKRZYWINSKI
WM ADVISORS, INC.
The Fund is managed by a fixed-income team led by Gary J. Pokrzywinski, Senior Portfolio Manager of WM Advisors, Inc. and Head of Investments. Mr. Pokrzywinski, CFA, joined WM Advisors in 1992, and he has investment experience that dates back to 1984. He holds a Business Degree from the University of Wisconsin, Milwaukee.

PERFORMANCE REVIEW
For the year ended December 31, 2003, the WM VT INCOME FUND posted a total return of 9.78%, more than double the results of its benchmark, which returned 4.20% over the same period.2 (All Fund performance described above is for Class 1 shares.) The Fund benefited from the strong relative results of corporate bond issues as credit conditions improved throughout the period.

WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FUND'S
PERFORMANCE OVER THE YEAR ENDED DECEMBER 31, 2003?
Corporate bond issues benefited as appetite for risk returned to the fixed-income market. In fact, as risky assets returned to favor, corporate bond performance aligned inversely with credit ratings so that lower-rated issues provided the market's strongest results.

As a result, the Fund's performance for the period benefited from its overweighting in corporate bonds. This was especially true within lower-rated, higher-yielding sectors of the corporate bond market. Investment-grade corporate bonds also performed very well, just not to the magnitude of the results reported by high-yield issues. Although we were a little early to build up positions in corporates, this strategy ultimately assisted the Fund over the past 12 months and helped to drive strong relative performance.

The period was also marked by historical lows in mortgage rates, which spurred record levels of refinancing. The resulting prepayments adversely affected the performance of mortgage-backed bonds, and mortgage positions were neutral to the Fund's overall performance. However, we believe that market conditions for these securities have improved and that they could provide strong yield characteristics in a more stable to slightly rising interest rate environment. Recently, we have been adding to the Fund's mortgage holdings.

Within sectors, we underweighted many of the financial services firms that we believed were richly valued. We steered clear of problems in the utilities sector, but took advantage of a subsector within utilities that performed very well. This group included the bonds of regulated companies that were also subsidiaries of a nonregulated, troubled parent company. These firms tended to trade down alongside the parent. However, the regulated subsidiaries were able to maintain revenue streams and their bonds traded much higher during the period. One such example is Illinois Power, a subsidiary of Dynegy, which had problems in 2002. We purchased Illinois Power at a significant discount, and these bonds rallied considerably during the period. The Fund also benefited from its purchase of Qwest, a subsidiary of struggling U.S. West. The position in Qwest rebounded nicely during the period, adding value to the Fund.

Lack of exposure to 2002's major corporate bond defaults benefited the Fund, however, a few positions did adversely affect Fund performance during the past 12 months. DVI, a health care equipment-financing firm, defaulted after growing pains and questionable accounting practices led to bankruptcy. Despite this outcome, the Fund has avoided much of the large-scale negative impact from the escalating default rates of recent years.

WERE THERE ANY SHIFTS IN THE FUND'S PORTFOLIO HOLDINGS/SECTORS THAT HAVE HAD A SIGNIFICANT IMPACT ON PERFORMANCE?
We typically maintain the portfolio's core corporate bond positions and look for opportunities in other areas of the fixed-income market. Throughout this period, we kept positions in higher-yielding bonds within a 15%-20% range, but we still see select opportunities available in this area of the market. These issues benefited from the cleansing of corporate balance sheets and improving economic conditions because their performance is much more closely tied to economic fundamentals than interest rate changes. Yield spreads for corporate bonds relative to Treasuries plunged during the period, driving the strong performance of investment-grade and lower-rated corporate issues.

With regard to other portfolio shifts, we added to mortgages near the end of the period after prepayment risk subsided. We view mortgages as having as good a risk/reward profile as investment-grade corporate bonds. Looking toward the upcoming fiscal year, we plan to keep our weighting in Treasury bonds relatively low. This is because of the possibility that interest rates could rise on the heels of improving economic conditions, and therefore, other types of bonds could provide better performance. Corporate yield differentials compared to Treasuries have already fallen drastically, and there is not as much room for relative strength as this time last year. However, corporate securities should still do better than Treasuries in 2004.

At the close of the period, the Fund's securities had a weighted average maturity of 7.5 years and a weighted average duration (a measurement of price sensitivity to interest rate changes) of 5.3 years. This intermediate-term maturity structure will limit interest rate risk relative to longer-term holdings if yields continue to rise. Although the Fund has taken advantage of higher-yielding issues, it remains concentrated in highly rated bonds, with 83% of assets in investment-grade securities and an average rating of A2.(3)

WHAT IS THE OUTLOOK FOR BOTH THE FUND AND THE OVERALL ECONOMY?
We believe the possibility that interest rates will continue to climb in the short term is increasingly likely. However, the fixed-income market has already anticipated this and priced it into the current yield curve. (The yield curve is defined as the distribution of yields relative to maturities.) The yield curve became a little steeper in late June and July after stronger economic conditions caused long-term rates to spike higher but did not affect short-term rates. This continued late in the year, and longer-term yields moved higher after settling lower in October. If short-term rates should rise quickly, longer-term rates will likely not move to the same magnitude, and the yield curve will flatten. Yet, the Federal Reserve may wait until it sees clear signs of job growth before beginning to raise short-term rates, as we have not seen substantial inflation pressures. Because of the potential for quick interest rate shifts, we may hold the Fund's maturity and duration relatively neutral and look for incremental value in mortgages and higher-yielding bonds.


(3) Ratings are for portfolio holdings and are provided by Moody's Investors Service (Moody's). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

(4) Allocation percentages are based on total investment value of the portfolio as of 12/31/03. Differences from financial statements are a result of a consolidation of industries or sectors.

Note: Performance information provided for individual securities held within the Fund represents performance for the year ended 12/31/03. The Fund may not have held these securities throughout the entire period. The economic and financial market analysis represents the opinions of the Portfolio Manager and/or WM Advisors Inc., and it should not be considered investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.


============================================================================
Portfolio Composition as of December 31, 2003(4)

                                 [pie chart]


U.S. $ Foreign Government Bonds     1%
Cash Equivalents                    5%
U.S. Treasuries                     5%
Mortgage-Backed Securities         26%
Corporate Bonds                    63%

[PHOTO]                                                  Money Market Fund

PORTFOLIO MANAGER
SCOTT J. PETERSON, CFA
WM ADVISORS, INC.
The Fund is managed by a fixed-income team led by Scott J. Peterson, Portfolio Manager of WM Advisors, Inc. Mr. Peterson, CFA, who joined WM Advisors in 2002, has investment and financial analysis experience dating back to 1989. He holds a B.S. in Mathematics from Brigham Young
University and an M.B.A. in Finance from New York University.

ECONOMIC OVERVIEW
The Federal Reserve remained very accommodative throughout the year in an effort to stimulate the economy. With the prospects for war and the potential for deflation in mind, the Fed lowered interest rates by 50 basis points (0.50%) late in 2002. This was followed by a 25 basis point decrease in late June, putting the federal funds rate at a 45-year low of 1% and providing substantial liquidity to the economy. The Fed has since released several statements reaffirming plans to keep rates low for as long as is necessary and inflation remains in check. The economy responded by registering strong growth in both the second and third quarters of 2003. Third quarter domestic growth levels topped 8% (as measured by GDP), the largest quarterly economic growth rate in nearly two decades. Although economic growth has rebounded, employment has remained weak, and a lack of new jobs could eventually affect consumption. Despite an increase in some materials and commodities prices, inflation has remained subdued, allowing the Fed to hold rates low for a longer period.

ECONOMIC AND INTEREST RATE OUTLOOK
The Fed has an incentive to hold rates low and help broaden the recovery, but it could raise rates at the first sign of true inflation. Currently, inflation remains historically weak, but the Fed may act quickly to avert potential price pressures. Although this does not seem likely in the very near term, it is something we are watching very closely. As a result, we will maintain a somewhat conservative stance in managing maturities. Interest rates are much lower now compared to their long-term historical average, and we expect that over time rates could increase as the economy improves. In general, as rates move higher so do yields of short-term money market instruments, an outcome that benefits the WM VT MONEY MARKET FUND. Longer-term yields have already advanced in response to stronger growth, and we expect that short-term rates will eventually follow.

PORTFOLIO STRATEGY
As of December 31, 2003, the Fund's net assets totaled $23 million, representing a decrease relative to the previous fiscal year's total. The decline in asset levels may be partially due to the recent equity market resurgence. With low interest rates providing stimulus for the economy and reducing money market yields, assets flowed back into the equity markets. As rates moved to historical lows, we kept the Fund's weighted average maturity in a neutral stance. We also utilized a conservative strategy of seeking yield through longer-term corporate issues nearing maturity and incorporating taxable municipal securities with yield advantages over commercial paper. We continue to look for instruments that have competitive yield characteristics, but that we believe will not be adversely affected by interest rate movements.


NOTE: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

portfolio of investments

REIT Fund

December 31, 2003



                                                              Value
     Shares                                                   (000s)
     ------                                                   ------
REAL ESTATE INVESTMENT TRUSTS - 88.5%

     Diversified - 5.4%
     25,500    iStar Financial Inc.                         $     992
     20,000    Vornado Realty Trust                             1,095
                                                            ---------
               Total Diversified                                2,087
                                                            ---------
     Health Care - 4.6%
     20,700    Health Care Property Investors, Inc.             1,051
     20,000    Healthcare Realty Trust, Inc.                      715
                                                            ---------
               Total Health Care                                1,766
                                                            ---------
     Industrial/Office - 25.8%

         Industrial - 7.3%
     26,500    AMB Property Corporation                           871
      9,000    CenterPoint Properties Trust                       674
     39,000    ProLogis                                         1,252
                                                            ---------
                                                                2,797
                                                            ---------
         Mixed - 2.3%
     29,000    Duke Realty Corporation                            899
                                                            ---------
         Office - 16.2%
     22,500    Arden Realty, Inc.                                 683
     20,000    Boston Properties, Inc.                            964
     28,000    CarrAmerica Realty Corporation                     834
     64,000    Corporate Office Properties Trust                1,344
     60,000    Equity Office Properties Trust                   1,719
     17,500    SL Green Realty Corporation                        718
                                                            ---------
                                                                6,262
                                                            ---------
               Total Industrial/Office                          9,958
                                                            ---------
     Lodging/Resorts - 6.2%
     38,300    FelCor Lodging Trust, Inc.                         424
     32,000    Hospitality Properties Trust                     1,321
     51,300    Host Marriott Corporation+                         632
                                                            ---------
               Total Lodging/Resorts                            2,377
                                                            ---------
     Mortgage/Financial - 2.9%
     38,600    Annaly Mortgage Management, Inc.**                 710
     18,000    Friedman, Billings, Ramsey Group, Inc.,
                  Class A                                         416
                                                            ---------
               Total Mortgage/Financial                         1,126
                                                            ---------
     Residential - 11.9%

         Apartments - 11.9%
     30,000    Apartment Investment & Management
                  Company, Class A                              1,035
     22,500    AvalonBay Communities, Inc.                      1,075
     53,000    Equity Residential                               1,564
     48,000    United Dominion Realty Trust, Inc.                 922
                                                            ---------
               Total Residential                                4,596
                                                            ---------
     Retail - 22.0%

         Regional Malls - 16.0%
     64,500    General Growth Properties, Inc.                  1,790
     34,000    Macerich Company                                 1,513
     30,200    Mills Corporation                                1,329
     33,500    Simon Property Group, Inc.                       1,552
                                                            ---------
                                                                6,184
                                                            ---------

                                                              Value
     Shares                                                   (000s)
     ------                                                   ------
         Shopping Centers - 6.0%
     29,200    Developers Diversified Realty Corporation    $     980
     30,000    Kimco Realty Corporation                         1,343
                                                            ---------
                                                                2,323
                                                            ---------
               Total Retail                                     8,507
                                                            ---------
     Self Storage - 3.2%
     17,000    Public Storage, Inc.                               738
     12,700    Shurgard Storage Centers, Inc., Class A            478
                                                            ---------
               Total Self Storage                               1,216
                                                            ---------
     Specialty - 6.5%
     41,500    Capital Automotive REIT                          1,328
     39,000    Plum Creek Timber Company, Inc.                  1,187
                                                            ---------
               Total Specialty                                  2,515
                                                            ---------
               Total Real Estate Investment Trusts
                  (Cost $27,455)                               34,148
                                                            ---------
COMMON STOCKS - 7.3%

     Consumer Discretionary - 5.1%

         Consumer Durables & Apparel - 2.6%
     23,000    D.R. Horton, Inc.**                                995
                                                            ---------
         Hotels, Restaurants & Leisure - 2.5%
     22,000    Mandalay Resort Group**                            984
                                                            ---------
               Total Consumer Discretionary                     1,979
                                                            ---------
     Financials - 2.2%

         Insurance - 2.2%
     22,000    Fidelity National Financial, Inc.                  853
                                                            ---------
               Total Common Stocks
                  (Cost $2,060)                                 2,832
                                                            ---------
    Principal
     Amount
     (000s)
    ---------
REPURCHASE AGREEMENT - 3.9%
  (Cost $1,498)
$   1,498      Agreement with Goldman Sachs
               Group, Inc., 0.750% dated
               12/31/2003, to be repurchased at
               $1,498 on 01/02/2004
               (Collateralized by U.S.
               Treasury Bonds, having various
               interest rates and maturities,
               market value $1,529)                             1,498
                                                            ---------
TOTAL INVESTMENTS (Cost $31,013*)                   99.7%      38,478

OTHER ASSETS AND LIABILITIES (Net)                   0.3          116
                                                   -----    ---------
NET ASSETS                                         100.0%   $  38,594
                                                   =====    =========


---------
 *  Aggregate cost for federal tax purposes is $31,019.
** Some or all of these securities are on loan at December 31, 2003, and have an aggregate market value of $1,165, representing 3.0% of the net assets of the Fund (Collateral Value $1,199).
 +  Non-income producing security.


                     See Notes to Financial Statements.

portfolio of investments

Equity Income Fund

December 31, 2003


                                                              Value
     Shares                                                   (000s)
     ------                                                   ------
COMMON STOCK - 84.2%

     Consumer Discretionary - 14.6%

         Automobiles & Components - 5.0%
     60,200    General Motors Corporation                   $   3,215
     43,000    Genuine Parts Company                            1,427
     36,000    Magna International Inc., Class A                2,882
     18,000    MI Developments, Inc., Class A+                    502
                                                            ---------
                                                                8,026
                                                            ---------
         Consumer Durables & Apparel - 3.8%
     48,000    D.R. Horton, Inc.                                2,077
    109,000    Mattel, Inc.                                     2,100
     30,000    Nike Inc., Class B**                             2,054
                                                            ---------
                                                                6,231
                                                            ---------
         Hotels, Restaurants & Leisure - 4.2%
     51,000    Carnival Corporation**                           2,026
     60,000    Mandalay Resort Group**                          2,683
     82,500    McDonald's Corporation                           2,049
                                                            ---------
                                                                6,758
                                                            ---------
         Retailing - 1.6%
     43,500    May Department Stores Company                    1,264
     30,000    Sears, Roebuck & Company                         1,365
                                                            ---------
                                                                2,629
                                                            ---------
               Total Consumer Discretionary                    23,644
                                                            ---------
     Consumer Staples - 7.3%

         Food & Staples Retailing - 2.6%
     51,000    Supervalu Inc.                                   1,458
     94,500    Wal-Mart de Mexico SA de CV, ADR                 2,674
                                                            ---------
                                                                4,132
                                                            ---------
         Food, Beverage & Tobacco - 4.1%
     35,000    Altria Group, Inc.                               1,905
     64,500    ConAgra Foods, Inc.                              1,702
     31,500    Diageo PLC, Sponsored ADR**                      1,665
     18,000    Hershey Foods Corporation                        1,386
                                                            ---------
                                                                6,658
                                                            ---------
         Household & Personal Products - 0.6%
     10,500    Procter & Gamble Company                         1,049
                                                            ---------
               Total Consumer Staples                          11,839
                                                            ---------
     Energy - 7.4%
     53,000    Baker Hughes Inc.                                1,704
     35,000    BP PLC, Sponsored ADR                            1,727
     22,742    ChevronTexaco Corporation                        1,965
     29,280    ConocoPhillips Company                           1,920
     27,100    Royal Dutch Petroleum Company (F)                1,420
     21,500    Schlumberger Ltd.                                1,176
     43,697    Valero Energy Corporation                        2,025
                                                            ---------
               Total Energy                                    11,937
                                                            ---------


                                                              Value
     Shares                                                   (000s)
     ------                                                   ------
     Financials - 24.1%

         Banks - 7.9%
     38,200    Bank of America Corporation**                $   3,072
     21,333    Countrywide Financial Corporation                1,618
     38,000    FleetBoston Financial Corporation                1,659
     25,400    PNC Financial Services Group, Inc.               1,390
     30,100    TCF Financial Corporation                        1,546
     39,700    U.S. Bancorp                                     1,182
     40,500    Wells Fargo & Company                            2,385
                                                            ---------
                                                               12,852
                                                            ---------
         Diversified Financials - 8.5%
     69,500    Citigroup Inc.                                   3,373
     40,500    Fannie Mae                                       3,040
     32,000    Franklin Resources, Inc.                         1,666
     61,000    J.P. Morgan Chase & Company                      2,241
     39,500    Morgan Stanley                                   2,286
     25,600    T. Rowe Price Group, Inc.**                      1,214
                                                            ---------
                                                               13,820
                                                            ---------
         Insurance - 7.7%
     85,000    ACE Ltd.                                         3,521
     50,000    AFLAC Inc.                                       1,809
     45,000    Allstate Corporation                             1,936
     48,000    Fidelity National Financial, Inc.                1,861
     43,000    XL Capital Ltd., Class A                         3,335
                                                            ---------
                                                               12,462
                                                            ---------
               Total Financials                                39,134
                                                            ---------
     Health Care - 7.1%

         Health Care Equipment & Services - 1.1%
     43,500    Becton Dickinson & Company                       1,789
                                                            ---------
         Pharmaceuticals & Biotechnology - 6.0%
     34,000    Abbott Laboratories                              1,584
     65,000    Bristol-Myers Squibb Company                     1,859
     29,500    Johnson & Johnson                                1,524
     23,500    Merck & Company, Inc.                            1,086
     97,500    Mylan Laboratories Inc.                          2,463
     36,000    Pfizer Inc.                                      1,272
                                                            ---------
                                                                9,788
                                                            ---------
               Total Health Care                               11,577
                                                            ---------
     Industrials - 8.3%

         Capital Goods - 8.3%
     48,500    Boeing Company                                   2,044
     18,000    Emerson Electric Company                         1,166
     28,800    General Dynamics Corporation                     2,603
     69,000    General Electric Company                         2,138
     40,000    Honeywell International Inc.                     1,337
     12,000    Northrop Grumman Corporation                     1,147
    111,700    Tyco International Ltd.                          2,960
                                                            ---------
               Total Industrials                               13,395
                                                            ---------


                     See Notes to Financial Statements.

26


portfolio of investments (continued)

Equity Income Fund

December 31, 2003


                                                              Value
     Shares                                                   (000s)
     ------                                                   ------
COMMON STOCK (continued)

     Information Technology - 5.9%

         Communications Equipment - 1.5%
     65,000    Harris Corporation                           $   2,467
                                                            ---------
         Computers & Peripherals - 1.8%
     64,300    Hewlett-Packard Company                          1,477
     16,000    International Business Machines Corporation      1,483
                                                            ---------
                                                                2,960
                                                            ---------
         Electronic Equipment & Instruments - 1.5%
     44,000    Diebold, Inc.                                    2,370
                                                            ---------
         Software - 1.1%
     67,000    Computer Associates International, Inc.          1,832
                                                            ---------
               Total Information Technology                     9,629
                                                            ---------
     Materials - 2.9%
     29,200    Alcoa Inc.                                       1,110
     25,000    Dow Chemical Company                             1,039
     11,700    E.I. Du Pont de Nemours & Company                  537
     50,000    Monsanto Company                                 1,439
      9,500    PPG Industries, Inc.                               608
                                                            ---------
               Total Materials                                  4,733
                                                            ---------
     Telecommunication Services - 2.9%
     44,000    Alltel Corporation                               2,050
      3,000    Metromedia Fiber Network, Inc., Class A+             0***
     36,800    SBC Communications Inc.                            959
     49,500    Verizon Communications Inc.                      1,736
                                                            ---------
               Total Telecommunication Services                 4,745
                                                            ---------
     Utilities - 3.7%
     48,000    FPL Group, Inc.                                  3,140
     36,500    Pinnacle West Capital Corporation                1,461
     47,000    Southern Company                                 1,422
                                                            ---------
               Total Utilities                                  6,023
                                                            ---------
               Total Common Stock
                 (Cost $113,772)                              136,656
                                                            ---------
REAL ESTATE INVESTMENT TRUSTS - 7.5%
     27,800    AMB Property Corporation                           914
     16,400    Apartment Investment & Management
                 Company, Class A                                 566
     12,900    Arden Realty, Inc.                                 391
      7,600    CarrAmerica Realty Corporation                     226
     18,500    Corporate Office Properties Trust                  389
      8,000    Developers Diversified Realty Corporation          269
     12,200    Duke Realty Corporation                            378
     36,000    Equity Office Properties Trust                   1,031
     39,500    Equity Residential                               1,166
     51,000    General Growth Properties, Inc.                  1,415
     16,100    Health Care Property Investors, Inc.               818


                                                              Value
     Shares                                                   (000s)
     ------                                                   ------
     18,000    Hospitality Properties Trust                 $     743
      6,500    Kimco Realty Corporation                           291
     14,000    Macerich Company                                   623
     28,500    Plum Creek Timber Company, Inc.                    868
     15,200    ProLogis                                           488
     17,000    Shurgard Storage Centers, Inc., Class A            640
     19,000    Simon Property Group, Inc.                         880
                                                            ---------
               Total Real Estate Investment Trusts
                 (Cost $8,928)                                 12,096
                                                            ---------
    Principal
     Amount
     (000s)
    ---------
CONVERTIBLE BONDS AND NOTES - 2.5%

$      850     RadiSys Corporation, Conv. Sub. Note,
                 5.500% due 08/15/2007                            817

     1,750     TriQuint Semiconductor, Inc.,
                 Conv. Sub. Note,
                 4.000% due 03/01/2007                          1,689

     1,500     Vitesse Semiconductor Corporation,
                 Conv. Sub. Deb.,
                 4.000% due 03/15/2005                          1,492
                                                            ---------
               Total Convertible Bonds and Notes
                 (Cost $3,441)                                  3,998
                                                            ---------
FIXED INCOME SECURITIES - 2.3%

     Corporate Bonds and Notes - 2.2%
       100     Aetna Inc., Company Guarantee,
                 7.125% due 08/15/2006                            111

       500     Aetna Inc., Sr. Note,
                 7.875% due 03/01/2011                            592

        45     Baxter International Inc., Note,
                 7.125% due 02/01/2007                             51

       300     CBS Corporation, Sr. Note,
                 7.150% due 05/20/2005                            322

     1,000     ERAC USA Finance Company, Note,
                 7.350% due 06/15/2008++                        1,144

       100     Raytheon Company, Sr. Note,
                 6.150% due 11/01/2008                            109

     1,000     TELUS Corporation, Note,
                 8.000% due 06/01/2011                          1,171

       100     Texas-New Mexico Power Company, Sr. Note,
                 6.250% due 01/15/2009                            101
                                                            ---------
               Total Corporate Bonds and Notes
                 (Cost $3,183)                                  3,601
                                                            ---------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.1%

  Federal Home Loan Mortgage Corporation (FHLMC) - 0.1%
       128     6.500% due 09/01/2030                              134

        58     7.000% due 09/01/2030                               62
                                                            ---------
               Total U.S. Government Agency
                 Mortgage-Backed Securities
                 (Cost $180)                                      196
                                                            ---------
               Total Fixed Income Securities
                 (Cost $3,363)                                  3,797
                                                            ---------


                     See Notes to Financial Statements.


                                                                          27


portfolio of investments (continued)

Equity Income Fund

December 31, 2003

                                                              Value
     Shares                                                   (000s)
     ------                                                   ------
WARRANTS - 0.0% +++
  (Cost $0)
     250       V2 Music Holdings PLC,
                 Expires 05/07/2008+,++                     $       0***
                                                            ---------

    Principal
     Amount
     (000s)
    ---------
REPURCHASE AGREEMENT - 3.4%
  (Cost $5,481)
$    5,481     Agreement with Goldman Sachs
                 Group, Inc., 0.750% dated
                 12/31/2003, to be repurchased at
                 $5,481 on 01/02/2004
                 (Collateralized by U.S.
                 Treasury Bonds, having various
                 interest rates and maturities,
                 market value $5,595)                           5,481
                                                            ---------
TOTAL INVESTMENTS (Cost $134,985*)                 99.9%      162,028
OTHER ASSETS AND LIABILITIES (Net)                  0.1           194
                                                  -----     ---------
NET ASSETS                                        100.0%    $ 162,222
                                                  =====     =========

---------

      * Aggregate cost for federal tax purposes is $135,533.
     ** Some or all of these securities are on loan at December 31, 2003, and have an aggregate market value of $9,332, representing 5.8% of the net assets of the Fund (Collateral Value $9,594).
    *** Value of security is less than $500.
      + Non-income producing security.
     ++ Security acquired in a transaction exempt from registration under
        Rule 144A of the Securities Act of 1933.
    +++ Amount represents less than 0.1% of the net assets.


             GLOSSARY OF TERMS

    ADR  --  American Depository Receipt
    (F)  --  Foreign Shares




                     See Notes to Financial Statements.

portfolio of investments

GROWTH & INCOME FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK - 95.6%

   Consumer Discretionary - 10.6%

     Consumer Durables & Apparel - 1.6%
    212,000    Mattel, Inc.                                       $   4,085
                                                                  ---------
     Hotels, Restaurants & Leisure - 3.6%
    223,000    Carnival Corporation**                                 8,860
                                                                  ---------
     Media - 5.4%
     77,000    Comcast Corporation, Class A+                          2,531
    108,000    Comcast Corporation, Special Class A+**                3,378
    293,000    Liberty Media Corporation, Class A+                    3,484
     88,000    Viacom Inc., Class B                                   3,905
                                                                  ---------
                                                                     13,298
                                                                  ---------
               Total Consumer Discretionary                          26,243
                                                                  ---------
   Consumer Staples - 10.1%

     Food & Staples Retailing - 3.6%
     70,000    Costco Wholesale Corporation+                          2,603
    338,000    Kroger Company+                                        6,256
                                                                  ---------
                                                                      8,859
                                                                  ---------
     Food, Beverage & Tobacco - 1.6%
     85,000    PepsiCo Inc.                                           3,963
                                                                  ---------
     Household & Personal Products - 4.9%
     80,000    Avon Products, Inc.                                    5,399
     69,000    Kimberly-Clark Corporation                             4,077
     28,000    Procter & Gamble Company                               2,797
                                                                  ---------
                                                                     12,273
                                                                  ---------
               Total Consumer Staples                                25,095
                                                                  ---------
   Energy - 7.5%
     94,000    BP PLC, Sponsored ADR**                                4,639
     91,000    Exxon Mobil Corporation                                3,731
     83,000    Royal Dutch Petroleum Company (F)                      4,348
     50,000    Schlumberger Ltd.                                      2,736
     87,000    Unocal Corporation                                     3,204
                                                                  ---------
               Total Energy                                          18,658
                                                                  ---------
   Financials - 24.5%

     Banks - 10.7%
     70,000    Bank of America Corporation**                          5,630
    102,000    FleetBoston Financial Corporation                      4,453
     93,000    PNC Financial Services Group, Inc.                     5,090
    107,000    Wachovia Corporation                                   4,985
    109,000    Wells Fargo & Company                                  6,419
                                                                  ---------
                                                                     26,577
                                                                  ---------
     Diversified Financials - 7.9%
    124,000    Citigroup Inc.                                         6,019
    111,000    Freddie Mac                                            6,474
    195,000    J.P. Morgan Chase & Company                            7,162
                                                                  ---------
                                                                     19,655
                                                                  ---------


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
     Insurance - 5.9%
     67,000    ACE Ltd.                                           $   2,775
    155,000    Allstate Corporation                                   6,668
     79,000    American International Group Inc.                      5,236
                                                                  ---------
                                                                     14,679
                                                                  ---------
               Total Financials                                      60,911
                                                                  ---------
   Health Care - 16.2%

     Health Care Equipment & Services - 4.6%
     65,000    Baxter International Inc.                              1,984
     96,000    Cardinal Health Inc.**                                 5,871
     60,000    Guidant Corporation                                    3,612
                                                                  ---------
                                                                     11,467
                                                                  ---------
     Pharmaceuticals & Biotechnology - 11.6%
    130,000    Bristol-Myers Squibb Company                           3,718
     76,000    Johnson & Johnson                                      3,926
     57,000    Merck & Company, Inc.                                  2,634
    345,000    Mylan Laboratories Inc.                                8,715
    175,000    Pfizer Inc.                                            6,183
     72,000    Schering-Plough Corporation                            1,252
     40,000    Teva Pharmaceutical Industries Ltd.,
                 Sponsored ADR                                        2,268
                                                                  ---------
                                                                     28,696
                                                                  ---------
               Total Health Care                                     40,163
                                                                  ---------
   Industrials - 8.8%

     Capital Goods - 8.8%
    135,000    Boeing Company                                         5,689
    110,000    General Electric Company                               3,408
    193,000    Honeywell International Inc.                           6,452
    241,000    Tyco International Ltd.                                6,386
                                                                  ---------
               Total Industrials                                     21,935
                                                                  ---------
   Information Technology - 12.0%

     Communications Equipment - 1.7%
    301,000    Motorola, Inc.**                                       4,235
                                                                  ---------
     Computers & Peripherals - 3.8%
    143,000    Hewlett-Packard Company                                3,285
     65,000    International Business Machines Corporation            6,024
                                                                  ---------
                                                                      9,309
                                                                  ---------
     IT Services - 2.0%
    123,000    First Data Corporation                                 5,054
                                                                  ---------
     Software - 4.5%
    185,000    Computer Associates International, Inc.                5,058
    223,000    Microsoft Corporation                                  6,141
                                                                  ---------
                                                                     11,199
                                                                  ---------
               Total Information Technology                          29,797
                                                                  ---------


                     See Notes to Financial Statements.                   29



portfolio of investments (continued)

GROWTH & INCOME FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK (continued)

     Materials - 0.6%
     37,000  Alcoa Inc.                                           $   1,406
                                                                  ---------
     Telecommunication Services - 1.4%
    136,000  SBC Communications Inc.                                  3,545
                                                                  ---------
     Utilities - 3.9%
     64,000  FPL Group, Inc.                                          4,187
    115,000  NiSource Inc.                                            2,523
     78,000  Pinnacle West Capital Corporation**                      3,122
                                                                  ---------
             Total Utilities                                          9,832
                                                                  ---------
             Total Common Stock
               (Cost $192,268)                                      237,585
                                                                  ---------
Principal
 Amount
 (000s)
---------
REPURCHASE AGREEMENT - 4.4%
  (Cost $10,891)

$   10,891     Agreement with Goldman Sachs
                 Group, Inc., 0.750% dated
                 12/31/2003, to be repurchased at
                 $10,891 on 01/02/2004
                 (Collateralized by U.S.
                 Treasury Bonds, having various
                 interest rates and maturities,
                 market value $11,117)                               10,891
                                                                  ---------
TOTAL INVESTMENTS (Cost $203,159*)                       100.0%     248,476

OTHER ASSETS AND LIABILITIES (Net)                         0.0           56
                                                         -----    ---------
NET ASSETS                                               100.0%   $ 248,532
                                                         =====    =========



---------
 *   Aggregate cost for federal tax purposes is $205,470.
** Some or all of these securities are on loan at December 31, 2003, and have an aggregate market value of $14,556, representing 5.9% of the net assets of the Fund (Collateral Value $15,014).
 +   Non-income producing security.



------------------------------------------
          GLOSSARY OF TERMS

   ADR  --   American Depository Receipt
   (F)  --   Foreign Shares
------------------------------------------


30                     See Notes to Financial Statements.

portfolio of investments

WEST COAST EQUITY FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK - 93.3%

   Consumer Discretionary - 16.7%

     Automobiles & Components - 2.9%
    106,000    Monaco Coach Corporation+                          $   2,523
     14,200    Superior Industries International, Inc.                  618
                                                                  ---------
                                                                      3,141
                                                                  ---------

     Consumer Durables & Apparel - 4.2%
     18,324    Columbia Sportswear Company+                             999
     16,000    KB Home                                                1,160
     53,000    Mattel, Inc.                                           1,021
     21,825    Nike Inc., Class B**                                   1,494
                                                                  ---------
                                                                      4,674
                                                                  ---------
     Hotels, Restaurants & Leisure - 2.5%
     43,500    Hilton Hotels Corporation                                745
      9,000    Jack in the Box Inc.+                                    193
     36,270    Starbucks Corporation+                                 1,199
    129,460    WestCoast Hospitality Corporation+                       611
                                                                  ---------
                                                                      2,748
                                                                  ---------
     Media - 4.6%
     37,000    Getty Images, Inc.+**                                  1,855
     22,100    Knight-Ridder, Inc.                                    1,710
     38,300    Univision Communications Inc., Class A+                1,520
                                                                  ---------
                                                                      5,085
                                                                  ---------
     Retailing - 2.5%
     92,985    Building Materials Holding Corporation                 1,444
     91,400    Hollywood Entertainment Corporation+                   1,257
     13,600    Restoration Hardware, Inc.+                               64
                                                                  ---------
                                                                      2,765
                                                                  ---------
               Total Consumer Discretionary                          18,413
                                                                  ---------
   Consumer Staples - 3.1%

     Food & Staples Retailing - 3.1%
     48,520    Costco Wholesale Corporation+                          1,804
     90,290    Kroger Company+                                        1,671
                                                                  ---------
               Total Consumer Staples                                 3,475
                                                                  ---------
   Energy - 4.2%
     13,600    Apache Corporation                                     1,103
     24,900    ChevronTexaco Corporation                              2,151
     33,200    Nabors Industries Ltd.+                                1,378
                                                                  ---------
               Total Energy                                           4,632
                                                                  ---------
   Financials - 18.3%

     Banks - 14.3%
     27,950    Bank of America Corporation                            2,248
     34,300    Banner Corporation                                       863
     10,200    City National Corporation                                634
     19,600    East West Bancorp, Inc.                                1,052
     33,200    Greater Bay Bancorp**                                    945
     12,300    KeyCorp                                                  361


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
      3,100    Pacific Capital Bancorp                            $     114
     95,500    U.S. Bancorp                                           2,844
     78,635    Washington Federal, Inc.                               2,233
     77,423    Wells Fargo & Company                                  4,559
                                                                  ---------
                                                                     15,853
                                                                  ---------
     Diversified Financials - 1.7%
     92,500    Charles Schwab Corporation                             1,095
     14,700    Franklin Resources, Inc.                                 766
                                                                  ---------
                                                                      1,861
                                                                  ---------
     Insurance - 2.3%
     17,100    RenaissanceRe Holdings Ltd.                              839
     26,600    StanCorp Financial Group, Inc.                         1,672
                                                                  ---------
                                                                      2,511
                                                                  ---------
               Total Financials                                      20,225
                                                                  ---------
   Health Care - 10.5%

     Health Care Equipment & Services - 3.4%
     15,800    Applera Corporation-Applied
                 Biosystems Group                                       327
      7,500    Caremark Rx, Inc.+**                                     190
      8,680    Health Net, Inc.+                                        284
    170,900    OraSure Technologies, Inc.+                            1,360
     74,925    SonoSite, Inc.+                                        1,607
                                                                  ---------
                                                                      3,768
                                                                  ---------
     Pharmaceuticals & Biotechnology - 7.1%
     18,600    Allergan, Inc.                                         1,429
     17,907    Amgen, Inc.+                                           1,107
    132,155    Corixa Corporation+**                                    798
     34,000    Dendreon Corporation+                                    274
     43,325    EDEN Bioscience Corporation+**                            62
     11,000    Genentech, Inc.+                                       1,029
     22,555    ICOS Corporation+                                        931
      6,700    Neurocrine Biosciences, Inc.+                            365
     32,800    Pfizer Inc.                                            1,159
     13,600    Watson Pharmaceuticals, Inc.+                            626
                                                                  ---------
                                                                      7,780
                                                                  ---------
               Total Health Care                                     11,548
                                                                  ---------
   Industrials - 13.0%

     Capital Goods - 9.7%
     54,711    Boeing Company                                         2,306
     15,000    Cascade Corporation                                      334
      3,500    Dionex Corporation+                                      161
     51,900    Electro Scientific Industries, Inc.+                   1,235
     89,500    Greenbrier Companies, Inc.+                            1,499
     11,650    Northrop Grumman Corporation                           1,114
     29,067    PACCAR Inc.                                            2,474
     21,800    Precision Castparts Corporation                          990
     12,800    Simpson Manufacturing Company, Inc.+                     651
                                                                  ---------
                                                                     10,764
                                                                  ---------

                     See Notes to Financial Statements.                  31



portfolio of investments (continued)

WEST COAST EQUITY FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK (continued)

   Industrials (continued)

     Commercial Services & Supplies - 1.0%
     45,400    Robert Half International Inc.+                    $   1,060
                                                                  ---------
     Transportation - 2.3%
     34,460    Alaska Air Group, Inc.+                                  940
     42,300    Expeditors International of Washington, Inc.           1,593
                                                                  ---------
                                                                      2,533
                                                                  ---------
               Total Industrials                                     14,357
                                                                  ---------
   Information Technology - 21.0%

     Communications Equipment - 1.0%
     44,600    Cisco Systems Inc.+                                    1,083
                                                                  ---------
     Computers & Peripherals - 2.8%
    111,600    Advanced Digital Information Corporation+              1,562
     57,900    Hewlett-Packard Company                                1,330
     15,800    InFocus Corporation+                                     153
                                                                  ---------
                                                                      3,045
                                                                  ---------
     Electronic Equipment & Instruments - 1.9%
     47,790    Microvision, Inc.+**                                     364
     54,020    Tektronix, Inc.                                        1,707
                                                                  ---------
                                                                      2,071
                                                                  ---------
     Internet Software & Services - 2.4%
    302,700    Primus Knowledge Solutions, Inc.+                      1,904
    124,300    WatchGuard Technologies, Inc.+                           724
                                                                  ---------
                                                                      2,628
                                                                  ---------
     Semiconductors & Semiconductor Equipment - 6.7%
     20,625    Applied Materials, Inc.+                                 463
     13,700    Atmel Corporation+                                        82
     49,600    Credence Systems Corporation+                            653
     31,790    FEI Company+                                             715
     70,130    Intel Corporation                                      2,258
      9,000    KLA-Tencor Corporation+                                  528
     74,780    Lattice Semiconductor Corporation+                       724
     50,500    LSI Logic Corporation+                                   448
    117,700    Pixelworks, Inc.+**                                    1,300
     40,100    TriQuint Semiconductor, Inc.+                            284
                                                                  ---------
                                                                      7,455
                                                                  ---------
     Software - 6.2%
     29,800    Actuate Corporation+                                      93
     24,300    Adobe Systems Inc.                                       955
     12,400    Fair Isaac Corporation                                   610
    114,530    Microsoft Corporation                                  3,154
     46,562    ONYX Software Corporation+                               183
     24,000    Quest Software, Inc.+                                    341
     41,390    RadiSys Corporation+                                     698


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
     25,700    Siebel Systems, Inc.+                              $     356
     24,000    Sybase, Inc.+                                            494
                                                                  ---------
                                                                      6,884
                                                                  ---------
               Total Information Technology                          23,166
                                                                  ---------
     Materials - 5.3%
     60,500    Louisiana-Pacific Corporation+                         1,082
    101,500    Oregon Steel Mills, Inc.+                                590
     39,620    Schnitzer Steel Industries, Inc., Class A              2,397
     27,835    Weyerhaeuser Company                                   1,781
                                                                  ---------
               Total Materials                                        5,850
                                                                  ---------
     Telecommunication Services - 1.2%
    169,500    AT&T Wireless Services, Inc.+                          1,354
                                                                  ---------
               Total Common Stock
                 (Cost $80,945)                                     103,020
                                                                  ---------
REAL ESTATE INVESTMENT TRUSTS - 2.2%
      9,600    AMB Property Corporation                                 316
     53,900    Plum Creek Timber Company, Inc.                        1,641
     12,300    Shurgard Storage Centers, Inc., Class A                  463
                                                                  ---------
               Total Real Estate Investment Trusts
                 (Cost $2,021)                                        2,420
                                                                  ---------
Principal
 Amount
 (000s)
---------
REPURCHASE AGREEMENT - 4.8%
  (Cost $5,295)

$   5,295     Agreement with Goldman Sachs
                Group, Inc., 0.750% dated
                12/31/2003, to be repurchased at
                $5,295 on 01/02/2004
                (Collateralized by U.S.
                Treasury Bonds, having various
                interest rates and maturities,
                market value $5,405)                                  5,295
                                                                  ---------
TOTAL INVESTMENTS (Cost $88,261*)                        100.3%     110,735

OTHER ASSETS AND LIABILITIES (Net)                        (0.3)        (373)
                                                         -----    ---------
NET ASSETS                                               100.0%  $  110,362
                                                         =====   ==========



---------
 *  Aggregate cost for federal tax purposes is $88,617.
** Some or all of these securities are on loan at December 31, 2003, and have an aggregate market value of $4,747, representing 4.3% of the net assets of the Fund (Collateral Value $5,074).
 +  Non-income producing security.




32                     See Notes to Financial Statements.

portfolio of investments

MID CAP STOCK FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK - 92.2%

   Consumer Discretionary - 14.6%

     Automobiles & Components - 0.9%
      5,300    Magna International Inc., Class A                  $     424
      9,300    Superior Industries International, Inc.                  405
                                                                  ---------
                                                                        829
                                                                  ---------
     Consumer Durables & Apparel - 5.7%
     70,700    Jones Apparel Group, Inc.                              2,491
     90,600    Mattel, Inc.                                           1,746
     11,700    Nike Inc., Class B**                                     801
                                                                  ---------
                                                                      5,038
                                                                  ---------
     Hotels, Restaurants & Leisure - 4.1%
     20,900    Mandalay Resort Group                                    934
     24,200    Papa John's International, Inc.+**                       808
     53,800    Yum! Brands, Inc.+                                     1,851
                                                                  ---------
                                                                      3,593
                                                                  ---------
     Retailing - 3.9%
     35,300    Neiman Marcus Group Inc., Class A+                     1,895
     33,700    Tiffany & Company                                      1,523
                                                                  ---------
                                                                      3,418
                                                                  ---------
               Total Consumer Discretionary                          12,878
                                                                  ---------
   Consumer Staples - 4.7%

     Food, Beverage & Tobacco - 2.5%
     26,400    Dean Foods Company+                                      868
     16,800    Hershey Foods Corporation                              1,293
                                                                  ---------
                                                                      2,161
                                                                  ---------
     Household & Personal Products - 2.2%
     10,500    Avon Products, Inc.                                      709
     31,700    Estee Lauder Companies Inc., Class A                   1,244
                                                                  ---------
                                                                      1,953
                                                                  ---------
               Total Consumer Staples                                 4,114
                                                                  ---------
     Energy - 8.0%
     52,200    Baker Hughes Inc.                                      1,679
     33,399    Devon Energy Corporation                               1,912
     45,100    Nabors Industries Ltd.+                                1,872
     29,900    Tidewater Inc.                                           893
     19,500    Unocal Corporation                                       718
                                                                  ---------
               Total Energy                                           7,074
                                                                  ---------
   Financials - 19.5%

     Banks - 6.7%
     47,575    Charter One Financial, Inc.                            1,644
     71,900    GreenPoint Financial Corporation                       2,540
     33,100    TCF Financial Corporation                              1,700
                                                                  ---------
                                                                      5,884
                                                                  ---------


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
     Diversified Financials - 5.9%
     51,800    A.G. Edwards, Inc.                                 $   1,877
     25,600    Ambac Financial Group, Inc.                            1,776
     20,133    Countrywide Financial Corporation                      1,527
                                                                  ---------
                                                                      5,180
                                                                  ---------
     Insurance - 6.9%
     62,925    Fidelity National Financial, Inc.                      2,440
     59,700    HCC Insurance Holdings, Inc.                           1,898
     16,000    MGIC Investment Corporation**                            911
     22,500    PMI Group, Inc.                                          838
                                                                  ---------
                                                                      6,087
                                                                  ---------
               Total Financials                                      17,151
                                                                  ---------
   Health Care - 12.2%

     Health Care Equipment & Services - 10.2%
     38,200    AmerisourceBergen Corporation                          2,145
     69,000    Covance Inc.+                                          1,849
     31,000    Express Scripts, Inc., Class A+**                      2,059
     11,200    Guidant Corporation                                      674
     67,402    IMS Health Inc.                                        1,676
      6,000    WellPoint Health Networks, Inc.+                         582
                                                                  ---------
                                                                      8,985
                                                                  ---------
     Pharmaceuticals & Biotechnology - 2.0%
     71,825    Mylan Laboratories Inc.                                1,815
                                                                  ---------
               Total Health Care                                     10,800
                                                                  ---------
   Industrials - 9.9%

     Capital Goods - 7.3%
     80,800    Federal Signal Corporation                             1,416
     65,800    Lincoln Electric Holdings, Inc.                        1,628
     15,600    Lockheed Martin Corporation                              802
     10,400    PACCAR Inc.                                              885
     35,100    Teleflex Inc.                                          1,696
                                                                  ---------
                                                                      6,427
                                                                  ---------
     Commercial Services & Supplies - 2.1%
     71,500    Republic Services, Inc.                                1,833
                                                                  ---------
     Transportation - 0.5%
     16,500    Alaska Air Group, Inc.+                                  450
                                                                  ---------
               Total Industrials                                      8,710
                                                                  ---------
   Information Technology - 13.8%

     Computers & Peripherals - 1.5%
     51,400    Electronics for Imaging, Inc.+                         1,337
                                                                  ---------
   Electronic Equipment & Instruments - 1.7%
     20,500    Arrow Electronics, Inc.+                                 474
     19,100    Diebold, Inc.                                          1,029
                                                                  ---------
                                                                      1,503
                                                                  ---------

                     See Notes to Financial Statements.                  33



portfolio of investments (continued)

MID CAP STOCK FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK (continued)

   Information Technology (continued)

     IT Services - 2.3%
     85,500    Acxiom Corporation+                                $   1,588
     26,800    Convergys Corporation+                                   468
                                                                  ---------
                                                                      2,056
                                                                  ---------
     Semiconductors & Semiconductor Equipment - 2.2%
     58,050    Microchip Technology Inc.                              1,937
                                                                  ---------
     Software - 6.1%
     24,500    Adobe Systems Inc.                                       963
     99,700    BMC Software Inc.+                                     1,859
     49,400    PeopleSoft Inc.+                                       1,126
     41,600    Synopsys, Inc.+                                        1,405
                                                                  ---------
                                                                      5,353
                                                                  ---------
               Total Information Technology                          12,186
                                                                  ---------
   Materials - 3.4%
     51,600    Cabot Corporation                                      1,643
     27,000    Valspar Corporation                                    1,334
                                                                  ---------
               Total Materials                                        2,977
                                                                  ---------
   Telecommunication Services - 0.7%
     17,000    United States Cellular Corporation+                      603
                                                                  ---------
   Utilities - 5.4%
     25,800    FPL Group, Inc.                                        1,688
     60,300    NiSource Inc.                                          1,323
     44,900    Pinnacle West Capital Corporation                      1,797
                                                                  ---------
               Total Utilities                                        4,808
                                                                  ---------
               Total Common Stock
                 (Cost $59,371)                                      81,301
                                                                  ---------

Principal
 Amount                                                            Value
 (000s)                                                            (000s)
---------                                                          ------
REPURCHASE AGREEMENT - 7.9%
  (Cost $6,939)

$   6,939  Agreement with Goldman Sachs
             Group, Inc., 0.750% dated
             12/31/2003, to be repurchased at
             $6,939 on 01/02/2004
             (Collateralized by U.S.
             Treasury Bonds, having various
             interest rates and maturities,
             market value $7,083)                                 $   6,939
                                                                  ---------
TOTAL INVESTMENTS (Cost $66,310*)                        100.1%      88,240

OTHER ASSETS AND LIABILITIES (Net)                        (0.1)        (107)
                                                         -----    ---------
NET ASSETS                                               100.0%   $  88,133
                                                         =====    =========


---------
 *   Aggregate cost for federal tax purposes is $66,968.
** Some or all of these securities are on loan at December 31, 2003, and have an aggregate market value of $4,065, representing 4.6% of the net assets of the Fund (Collateral Value $4,189).
 +   Non-income producing security.



34                     See Notes to Financial Statements.

portfolio of investments

GROWTH FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK - 94.8%

   Consumer Discretionary - 18.4%

     Consumer Durables & Apparel - 0.4%
      5,900    Coach, Inc.+                                       $     223
     11,600    Ethan Allen Interiors Inc.                               486
      6,200    Matsushita Electric Industrial Company Ltd.               86
                                                                  ---------
                                                                        795
                                                                  ---------
     Hotels, Restaurants & Leisure - 3.3%
     47,400    Carnival Corporation                                   1,883
     34,160    Hilton Hotels Corporation                                585
     24,300    International Game Technology                            868
     17,555    McDonald's Corporation                                   436
     56,100    Royal Caribbean Cruises Ltd.                           1,952
      7,100    Starwood Hotels & Resorts Worldwide Inc.                 255
      6,000    Yum! Brands, Inc.+                                       206
                                                                  ---------
                                                                      6,185
                                                                  ---------
     Media - 11.0%
     25,023    Cablevision Systems Corporation-New York
                 Group, Class A+**                                      585
     41,050    Clear Channel Communications, Inc.                     1,922
    131,460    Comcast Corporation, Special Class A+                  4,112
      9,600    Cox Communications Inc., Class A+**                      331
    113,981    Liberty Media Corporation, Class A+                    1,355
     12,900    New York Times Company, Class A                          617
     40,200    News Corporation Ltd., Sponsored ADR**                 1,451
     10,200    Omnicom Group Inc.                                       891
    186,882    Time Warner Inc.+                                      3,362
     26,470    Univision Communications Inc., Class A+                1,051
    115,600    Viacom Inc., Class B                                   5,130
      7,400    XM Satellite Radio Holdings Inc., Class A+               195
                                                                  ---------
                                                                     21,002
                                                                  ---------
     Retailing - 3.7%
      4,500    Abercrombie & Fitch Company, Class A+                    111
      5,150    Bed Bath & Beyond Inc.+                                  223
      6,900    Best Buy Company, Inc.                                   360
      9,300    Chico's FAS, Inc.+                                       344
      7,300    eBay Inc.+                                               471
      6,700    Federated Department Stores, Inc.                        316
     37,500    Gap, Inc.**                                              870
     15,300    Home Depot, Inc.                                         543
      9,800    Lowe's Companies, Inc.                                   543
      2,400    Nordstrom, Inc.                                           82
     25,780    Staples, Inc.+                                           704
     51,525    Target Corporation                                     1,979
     15,495    TJX  Companies, Inc.                                     342
      5,700    Weight Watchers International, Inc.+                     219
                                                                  ---------
                                                                      7,107
                                                                  ---------
               Total Consumer Discretionary                          35,089
                                                                  ---------


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
   Consumer Staples - 6.4%

     Food & Staples Retailing - 1.4%
     37,040    Costco Wholesale Corporation+                      $   1,377
      6,800    Sysco Corporation                                        253
     20,700    Wal-Mart Stores Inc.                                   1,098
                                                                  ---------
                                                                      2,728
                                                                  ---------
     Food, Beverage & Tobacco - 3.5%
     10,600    Altria Group, Inc.                                       577
     42,400    Anheuser-Busch Companies, Inc.                         2,234
      8,000    Bunge Ltd.                                               263
     10,600    Coca-Cola Company                                        538
      8,600    Dean Foods Company+                                      283
     13,800    General Mills, Inc.                                      625
     47,450    PepsiCo Inc.                                           2,212
                                                                  ---------
                                                                      6,732
                                                                  ---------
     Household & Personal Products - 1.5%
      4,100    Alberto-Culver Company, Class B                          259
      8,345    Colgate-Palmolive Company**                              418
     13,500    Estee Lauder Companies Inc., Class A                     530
      5,100    Gillette Company                                         187
     13,900    Procter & Gamble Company                               1,388
                                                                  ---------
                                                                      2,782
                                                                  ---------
               Total Consumer Staples                                12,242
                                                                  ---------
     Energy - 5.0%
      5,800    Amerada Hess Corporation                                 308
     26,900    BJ Services Company+                                     966
      6,200    BP PLC, Sponsored ADR                                    306
      8,000    Burlington Resources Inc.                                443
      5,000    ConocoPhillips Company                                   328
     15,100    EnCana Corporation**                                     596
     58,830    Exxon Mobil Corporation                                2,412
     27,160    Halliburton Company                                      706
     17,405    Kinder Morgan Management LLC+                            748
      9,725    Murphy Oil Corporation                                   635
     10,950    Noble Drilling Corporation+                              392
     11,600    Rowan Companies, Inc.+                                   269
      7,100    Schlumberger Ltd.                                        388
      8,600    Total SA, Sponsored ADR                                  795
      7,300    Varco International, Inc.+                               151
                                                                  ---------
               Total Energy                                           9,443
                                                                  ---------
   Financials - 10.6%

     Banks - 1.5%
     14,800    Bank of America Corporation                            1,191
     23,900    Bank One Corporation                                   1,090
      4,000    U.S. Bancorp                                             119
      6,000    Wells Fargo & Company                                    353
                                                                  ---------
                                                                      2,753
                                                                  ---------


                     See Notes to Financial Statements.                  35



portfolio of investments (continued)

GROWTH FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK (continued)

   Financials (continued)

     Diversified Financials - 7.5%
     56,575    American Express Company                           $   2,728
     79,790    Charles Schwab Corporation                               945
     88,726    Citigroup Inc.                                         4,307
     11,560    Fannie Mae                                               868
      7,650    Goldman Sachs Group, Inc.**                              755
     16,000    J.P. Morgan Chase & Company                              588
     10,200    MBNA Corporation                                         253
     18,500    Merrill Lynch & Company, Inc.                          1,085
     49,040    Morgan Stanley                                         2,838
                                                                  ---------
                                                                     14,367
                                                                  ---------
     Insurance - 1.6%
     12,300    Allstate Corporation                                     529
     22,500    American International Group Inc.                      1,491
        138    Berkshire Hathaway Inc., Class B+                        389
      2,400    Everest Re Group Ltd.                                    203
      6,400    XL Capital Ltd., Class A                                 496
                                                                  ---------
                                                                      3,108
                                                                  ---------
               Total Financials                                      20,228
                                                                  ---------
   Health Care - 15.2%

     Health Care Equipment & Services - 5.5%
     15,200    Aetna Inc.                                             1,027
      5,600    Alcon, Inc.                                              339
      7,270    Anthem, Inc.+                                            545
     11,700    Applera Corporation-Applied Biosystems
                 Group                                                  242
      3,700    Apria Healthcare Group Inc.+                             105
      9,700    Boston Scientific Corporation+                           357
     33,940    Caremark Rx, Inc.+**                                     860
      8,010    Guidant Corporation                                      482
      3,300    Invitrogen Corporation+                                  231
     58,130    Medtronic Inc.                                         2,826
     16,700    Millipore Corporation+                                   719
      7,600    Nektar Therapeutics+                                     103
     16,440    St. Jude Medical, Inc.+                                1,009
     17,060    UnitedHealth Group Inc.                                  992
      3,700    Varian Medical Systems, Inc.+                            256
        500    VISX, Inc.+                                               12
      5,100    Zimmer Holdings, Inc.+                                   359
                                                                  ---------
                                                                     10,464
                                                                  ---------
     Pharmaceuticals & Biotechnology - 9.7%
      3,700    Abbott Laboratories                                      172
     49,085    Amgen, Inc.+                                           3,033
      9,300    Barr Laboratories Inc.+                                  716
     15,700    Biogen Idec Inc.+**                                      577
     15,000    Bristol-Myers Squibb Company                             429
      9,700    Celgene Corporation+                                     437


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
      3,100    Chiron Corporation+                                $     177
      9,000    Dr. Reddy's Laboratories Ltd., ADR                       285
      7,080    Forest Laboratories, Inc.+                               437
     16,080    Genentech, Inc.+                                       1,505
     17,300    Gilead Sciences, Inc.+                                 1,006
      6,100    GlaxoSmithKline PLC, ADR**                               284
      4,300    Medicis Pharmaceutical Corporation, Class A              307
      3,500    Merck & Company, Inc.                                    162
     15,922    Mylan Laboratories Inc.                                  402
     22,000    OSI Pharmaceuticals, Inc.+                               709
     22,500    Perrigo Company                                          354
    125,535    Pfizer Inc.                                            4,435
      6,667    Roche Holding AG-Genusschein                             672
     17,900    Serono SA, ADR                                           314
     12,600    SICOR, Inc.+                                             343
     32,400    Teva Pharmaceutical Industries Ltd.,
                 Sponsored ADR                                        1,837
                                                                  ---------
                                                                     18,593
                                                                  ---------
               Total Health Care                                     29,057
                                                                  ---------
   Industrials - 9.7%

     Capital Goods - 7.1%
     10,600    3M Company                                               901
      3,500    Danaher Corporation                                      321
      6,900    Dover Corporation                                        274
    195,295    General Electric Company                               6,050
     25,000    Honeywell International Inc.                             836
     10,800    Ingersoll-Rand Company, Class A                          733
      5,000    ITT Industries, Inc.                                     371
      9,460    Northrop Grumman Corporation                             904
     51,530    Tyco International Ltd.                                1,366
     17,055    United Technologies Corporation                        1,616
      3,300    York International Corporation                           122
                                                                  ---------
                                                                     13,494
                                                                  ---------
     Commercial Services & Supplies - 1.1%
     23,900    Cendant Corporation+                                     532
      7,500    Dun & Bradstreet Corporation+                            381
      9,200    Paychex, Inc.                                            342
     27,900    Waste Management Inc.                                    826
                                                                  ---------
                                                                      2,081
                                                                  ---------
     Transportation - 1.5%
      5,400    Canadian National Railway Company                        342
     11,500    Expeditors International of Washington, Inc.             433
     13,155    FedEx Corporation                                        888
     16,500    Norfolk Southern Corporation                             390
     25,660    Southwest Airlines Company                               414
      6,500    United Parcel Service, Inc., Class B                     485
                                                                  ---------
                                                                      2,952
                                                                  ---------
               Total Industrials                                     18,527
                                                                  ---------


36                     See Notes to Financial Statements.



portfolio of investments (continued)

GROWTH FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK (continued)

   Information Technology - 27.0%

     Communications Equipment - 4.3%
     13,530    American Tower Corporation, Class A+               $     146
      2,800    Avaya Inc.+                                               36
    186,435    Cisco Systems Inc.+                                    4,528
      6,320    Crown Castle International Corporation+                   70
     99,600    Lucent Technologies Inc.+                                283
    164,099    Nokia Oyj, Sponsored ADR                               2,790
      5,800    QUALCOMM Inc.                                            313
                                                                  ---------
                                                                      8,166
                                                                  ---------
     Computers & Peripherals - 3.4%
     24,445    Apple Computer, Inc.+                                    522
     74,640    Dell Computer Corporation+                             2,535
     49,290    EMC Corporation+                                         637
     19,000    International Business Machines
                 Corporation                                          1,761
     10,485    Lexmark International, Inc.+                             825
      4,400    Maxtor Corporation+                                       49
      2,100    SanDisk Corporation+                                     128
      6,300    Seagate Technology LLC                                   119
                                                                  ---------
                                                                      6,576
                                                                  ---------
     Electronic Equipment & Instruments - 0.8%
      5,300    Agilent Technologies, Inc.+                              155
     11,700    Flextronics International Ltd.+                          174
      1,100    L-3 Communications Holdings, Inc.+                        57
     43,800    Sanmina-SCI Corporation+                                 552
     27,000    Vishay Intertechnology, Inc.+                            618
                                                                  ---------
                                                                      1,556
                                                                  ---------
     Internet Software & Services - 2.4%
     10,800    Infosys Technologies Ltd., Sponsored ADR**             1,033
     17,160    Symantec Corporation+                                    595
      4,300    United Online, Inc.+                                      72
     62,360    Yahoo! Inc.+**                                         2,817
                                                                  ---------
                                                                      4,517
                                                                  ---------
     IT Services - 0.6%
     20,300    Accenture Ltd., Class A+                                 534
      3,900    Cognizant Technology Solutions
                 Corporation+                                           178
     11,500    First Data Corporation                                   473
                                                                  ---------
                                                                      1,185
                                                                  ---------
     Semiconductors & Semiconductor Equipment - 7.6%
      6,300    Advanced Micro Devices, Inc.+                             94
     12,000    Analog Devices, Inc.+                                    548
     61,115    Applied Materials, Inc.+                               1,372
     32,800    ASML Holding NV (F)+                                     658
      6,200    ATI Technologies Inc.+                                    94
      4,200    Broadcom Corporation, Class A+                           143


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
     37,800    Cypress Semiconductor Corporation+                 $     807
    135,450    Intel Corporation                                      4,362
      8,900    International Rectifier Corporation+                     440
     21,875    Linear Technology Corporation                            920
     23,100    LSI Logic Corporation+                                   205
      4,900    Marvell Technology Group Ltd.+                           186
      1,700    Maxim Integrated Products Inc.                            85
      1,090    Microchip Technology Inc.                                 36
     11,800    National Semiconductor Corporation+                      465
      6,300    NVIDIA Corporation+                                      146
      2,500    QLogic Corporation+                                      129
      1,800    Samsung Electronics Company Ltd., GDR**                  341
      3,200    Silicon Laboratories Inc.+                               138
     13,100    STMicroelectronics NV (F)                                354
     74,632    Taiwan Semiconductor Manufacturing
                 Company Ltd., Sponsored ADR+                           764
     69,125    Texas Instruments Inc.                                 2,031
     13,400    United Microelectronics Corporation, ADR+                 66
      2,100    Xilinx, Inc.+                                             81
                                                                  ---------
                                                                     14,465
                                                                  ---------
     Software - 7.9%
     27,800    Adobe Systems Inc.                                     1,093
     31,100    Cadence Design Systems, Inc.+                            559
     34,020    Computer Associates International, Inc.                  930
     19,875    Electronic Arts Inc.+                                    950
     18,545    Intuit Inc.+                                             981
      3,500    Mercury Interactive Corporation+                         170
    255,795    Microsoft Corporation                                  7,045
     12,000    Network Associates, Inc.+                                180
    105,110    Oracle Corporation+                                    1,387
      4,400    SAP AG, Sponsored ADR                                    183
     46,395    VERITAS Software Corporation+**                        1,724
                                                                  ---------
                                                                     15,202
                                                                  ---------
               Total Information Technology                          51,667
                                                                  ---------
   Materials - 2.2%
     18,600    Air Products & Chemicals, Inc.                           983
     30,700    Alcoa Inc.                                             1,167
      9,900    Dow Chemical Company                                     411
      9,200    Ecolab, Inc.                                             252
     37,600    Praxair, Inc.                                          1,436
                                                                  ---------
               Total Materials                                        4,249
                                                                  ---------
   Telecommunication Services - 0.3%
        900    Mobile Telesystems OJSC, Sponsored ADR+                   75
     12,900    Telefonos de Mexico SA de CV, Class L,
                 Sponsored ADR                                          426
      1,100    VimpelCom, Sponsored ADR+                                 81
                                                                  ---------
               Total Telecommunication Services                         582
                                                                  ---------

                     See Notes to Financial Statements.                  37



portfolio of investments (continued)

GROWTH FUND

December 31, 2003

                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK (continued)

   Utilities - 0.0% ++
      3,125    Philadelphia Suburban Corporation                  $      69
                                                                  ---------
               Total Common Stock
                 (Cost $155,869)                                    181,153
                                                                  ---------
REAL ESTATE INVESTMENT TRUST - 0.3%
  (Cost $516)
     46,900    Host Marriott Corporation+                               578
                                                                  ---------
INVESTMENT COMPANY SECURITY - 0.2%
  (Cost $374)
     13,300    Nasdaq-100 Index Tracking Stock+**                       485
                                                                  ---------

Principal
 Amount
 (000s)
---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 0.3%
  (Cost $500)

     Federal Home Loan Bank (FHLB) - 0.3%
$    500   0.750% due 01/02/2004***                                     500
                                                                  ---------
REPURCHASE AGREEMENT - 4.5%
  (Cost $8,593)

   8,593   Agreement with Goldman Sachs
             Group, Inc., 0.750% dated
             12/31/2003, to be repurchased at
             $8,593 on 01/02/2004
             (Collateralized by U.S.
             Treasury Bonds, having various
             interest rates and maturities,
             market value $8,771)                                     8,593
                                                                  ---------
TOTAL INVESTMENTS (Cost $165,852*)                       100.1%     191,309

OTHER ASSETS AND LIABILITIES (Net)                        (0.1)        (198)
                                                         -----    ---------
NET ASSETS                                               100.0%   $ 191,111
                                                         =====    =========

---------
  *  Aggregate cost for federal tax purposes is $167,739.
 ** Some or all of these securities are on loan at December 31, 2003, and have an aggregate market value of $8,136, representing 4.3% of the net assets of the Fund (Collateral Value $8,344).
***  Rate represents discount rate on purchase date.
  +  Non-income producing security.
 ++  Amount represents less than 0.1% of the net assets.


                SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                  Forward Foreign Currency Contracts to Sell

                            Contracts to Deliver
                                  (000s)
                ----------------------------------------------

                                                                            Net
                                                                         Unrealized
Expiration       Local                  Value in        In Exchange     Depreciation
   Date         Currency                 U.S. $         for U.S. $      of Contracts
----------      --------                --------        -----------     ------------
02/06/2004    EUR       240               303               274           $   (29)
03/26/2004    EUR       140               176               160               (16)
                                                                          -------
Net Unrealized Depreciation of Forward Foreign
   Currency Contracts                                                     $   (45)
                                                                          =======



--------------------------------------
        GLOSSARY OF TERMS
ADR  --  American Depository Receipt
EUR  --  EURO
(F)  --  Foreign Shares
GDR  --  Global Depository Receipt
--------------------------------------



38                     See Notes to Financial Statements.

portfolio of investments

SMALL CAP STOCK FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK - 96.7%

   Consumer Discretionary - 14.0%

     Consumer Durables & Apparel - 0.9%
      7,400    Deckers Outdoor Corporation+                       $     152
     30,800    Quiksilver, Inc.+                                        546
                                                                  ---------
                                                                        698
                                                                  ---------
     Hotels, Restaurants & Leisure - 3.2%
    125,300    Intrawest Corporation                                  2,317
                                                                  ---------
     Media - 2.8%
     14,900    Getty Images, Inc.+**                                    747
    414,900    Sirius Satellite Radio Inc.+**                         1,311
                                                                  ---------
                                                                      2,058
                                                                  ---------
     Retailing - 7.1%
     34,600    AnnTaylor Stores Corporation+                          1,349
     85,400    Building Materials Holding Corporation                 1,326
     91,000    West Marine, Inc.+                                     2,531
                                                                  ---------
                                                                      5,206
                                                                  ---------
               Total Consumer Discretionary                          10,279
                                                                  ---------
   Consumer Staples - 4.0%

     Food & Staples Retailing - 4.0%
    145,000    SunOpta Inc.+                                          1,338
     43,800    United Natural Foods, Inc.+                            1,573
                                                                  ---------
               Total Consumer Staples                                 2,911
                                                                  ---------
   Energy - 4.2%
    103,000    Headwaters Inc.+                                       2,021
     90,400    Hydrogenics Corporation+**                               557
     68,400    Quantum Fuel Systems Technologies
                 Worldwide, Inc.+                                       550
                                                                  ---------
               Total Energy                                           3,128
                                                                  ---------
   Financials - 9.2%

     Banks - 0.2%
      4,700    Frontier Financial Corporation                           156
                                                                  ---------
     Diversified Financials - 9.0%
     25,800    Affiliated Managers Group, Inc.+                       1,795
     73,408    American Capital Strategies Ltd.**                     2,182
     41,200    First Albany Companies Inc.                              579
     53,100    Investors Financial Services Corporation**             2,040
                                                                  ---------
                                                                      6,596
                                                                  ---------
               Total Financials                                       6,752
                                                                  ---------
   Health Care - 20.3%

     Health Care Equipment & Services - 5.0%
     29,900    Accredo Health, Inc.+                                    945
     55,400    Affymetrix, Inc.+                                      1,363
     64,700    SonoSite, Inc.+                                        1,387
                                                                  ---------
                                                                      3,695
                                                                  ---------

                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
     Pharmaceuticals & Biotechnology - 15.3%
     75,700    Antigenics Inc.+**                                 $     857
    176,400    Corixa Corporation+**                                  1,066
    189,900    Dendreon Corporation+                                  1,531
    151,400    Emisphere Technologies, Inc.+                            830
     20,100    Medicis Pharmaceutical Corporation, Class A            1,433
     76,700    Myriad Genetics, Inc.+**                                 986
    102,700    Neose Technologies, Inc.+                                945
    144,500    Pain Therapeutics, Inc.+                               1,004
    151,500    Pharmacyclics, Inc.+                                   1,121
     92,800    Zymogenetics, Inc.+                                    1,438
                                                                  ---------
                                                                     11,211
                                                                  ---------
               Total Health Care                                     14,906
                                                                  ---------
   Industrials - 9.9%

     Commercial Services & Supplies - 9.9%
    170,500    Digimarc Corporation+                                  2,268
     80,700    Euronet Worldwide, Inc.+                               1,452
    202,500    Exult Inc.+                                            1,442
     70,577    First Consulting Group, Inc.+                            397
     44,300    Gevity HR, Inc.                                          985
     29,100    Kroll Inc.+                                              757
                                                                  ---------
               Total Industrials                                      7,301
                                                                  ---------
   Information Technology - 33.9% ++

     Communications Equipment - 3.3%
     76,400    InterDigital Communications Corporation+               1,577
     11,500    REMEC, Inc.+                                              96
     40,900    ViaSat, Inc.+                                            783
                                                                  ---------
                                                                      2,456
                                                                  ---------
     Computers & Peripherals - 0.7%
     87,700    Immersion Corporation+                                   522
                                                                  ---------
     Electronic Equipment & Instruments - 2.7%
     47,300    Microvision, Inc.+**                                     361
     43,000    Trimble Navigation Ltd.+                               1,601
                                                                  ---------
                                                                      1,962
                                                                  ---------
     Internet Software & Services - 9.6%
     18,700    aQuantive, Inc.+                                         192
    579,812    Click2learn, Inc.+**                                   1,217
    317,900    Corillian Corporation+                                 2,006
    829,900    Intraware, Inc.+                                       1,718
    127,800    Online Resources Corporation+                            845
    166,900    Primus Knowledge Solutions, Inc.+                      1,050
                                                                  ---------
                                                                      7,028
                                                                  ---------
     IT Services - 2.4%
    183,300    Lionbridge Technologies, Inc.+                         1,762
                                                                  ---------

                     See Notes to Financial Statements.                  39



portfolio of investments (continued)

SMALL CAP STOCK FUND

December 31, 2003

                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK (continued)

   Information Technology (continued)

     Semiconductors & Semiconductor Equipment - 3.9%
     36,940    Credence Systems Corporation+**                    $     486
     49,320    FEI Company+**                                         1,110
    115,900    Pixelworks, Inc.+**                                    1,279
                                                                  ---------
                                                                      2,875
                                                                  ---------
     Software - 11.3%
    569,800    BSQUARE Corporation+                                     815
     23,900    Business Objects SA, Sponsored ADR+                      828
     72,100    Informatica Corporation+                                 743
     91,242    NetIQ Corporation+                                     1,209
    116,200    Nuance Communications Inc.+                              888
    234,100    ONYX Software Corporation+                               922
     81,800    PDF Solutions, Inc.+                                   1,219
    313,700    ScanSoft, Inc.+                                        1,669
                                                                  ---------
                                                                      8,293
                                                                  ---------
               Total Information Technology                          24,898
                                                                  ---------
   Materials - 0.7%
    172,400    Liquidmetal Technologies Inc.+**                         489
                                                                  ---------
   Telecommunication Services - 0.5%
     24,870    Gilat Satellite Networks Ltd.+                           122
     27,900    Primus Telecommunications Group, Inc.+                   284
                                                                  ---------
               Total Telecommunication Services                         406
                                                                  ---------
               Total Common Stock
                 (Cost $57,337)                                      71,070
                                                                  ---------

Principal
 Amount                                                           Value
 (000s)                                                           (000s)
---------                                                         ------
REPURCHASE AGREEMENT - 1.1%
  (Cost $834)

$     834   Agreement with Goldman Sachs
              Group, Inc., 0.750% dated
              12/31/2003, to be repurchased at
              $834 on 01/02/2004
              (Collateralized by U.S.
              Treasury Bonds, having various
              interest rates and maturities,
              market value $851)                                  $     834
                                                                  ---------
TOTAL INVESTMENTS (Cost $58,171*)                         97.8%      71,904

OTHER ASSETS AND LIABILITIES (Net)                         2.2        1,612
                                                         -----    ---------
NET ASSETS                                               100.0%   $  73,516
                                                         =====    =========

---------
 *   Aggregate cost for federal tax purposes is $69,212.
** Some or all of these securities are on loan at December 31, 2003, and have an aggregate market value of $10,641, representing 14.5% of the net assets of the Fund (Collateral Value $11,940).
 +   Non-income producing security.
++   Investments in the Information Technology sector as of December 31,
     2003 are 33.9% of the net assets of the Fund.


-------------------------------------------
        GLOSSARY OF TERMS

ADR      --  American Depository Receipt

-------------------------------------------

40                     See Notes to Financial Statements.

portfolio of investments

INTERNATIONAL GROWTH FUND

December 31, 2003


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK - 94.8%

   Japan - 20.0% +++
      2,900    Advantest Corporation                              $     230
     21,000    AEON Company Ltd.                                        703
      2,280    Aiful Corporation                                        167
      8,000    Canon Inc.                                               373
      7,300    Chugai Pharmaceutical Company Ltd.**                     105
     10,000    Dai Nippon Printing Company Ltd.                         140
     15,000    Daiwa House Industry Company Ltd.                        160
     20,000    Daiwa Securities Group Inc.                              136
      4,400    FANUC Ltd.                                               264
      3,000    Fuji Photo Film Company Ltd.                              97
      3,600    Hirose Electric Company Ltd.                             413
      2,600    Honda Motor Company Ltd.                                 116
      3,800    Hoya Corporation                                         349
     25,000    Japan Airlines System Corporation                         66
     16,900    Kansai Electric Power Company, Inc.                      296
        600    Keyence Corporation                                      126
         22    Millea Holdings, Inc.                                    287
     30,000    Mitsubishi Corporation                                   318
     42,000    Mitsubishi Estate Company Ltd.                           398
     44,000    Mitsubishi Heavy Industries Ltd.                         122
     69,000    Mitsubishi Motors Corporation+**                         141
         19    Mitsubishi Tokyo Financial Group, Inc.                   148
     23,000    Mitsui Fudosan Company Ltd.                              208
     47,000    Mitsui Sumitomo Insurance Company Ltd.                   386
      3,300    Murata Manufacturing Company Ltd.                        178
    108,000    NEC Corporation                                          795
      2,200    Nidec Corporation                                        210
     27,000    Nikko Cordial Corporation                                150
     13,000    Nikon Corporation                                        196
      2,100    Nintendo Company Ltd.                                    196
     82,000    Nippon Steel Corporation+                                176
     58,000    Nissan Motor Company Ltd.                                662
      7,700    Nitto Denko Corporation                                  410
     16,000    Nomura Securities Company Ltd.                           272
         46    NTT DoCoMo Inc.                                          104
      5,500    ORIX Corporation                                         455
     10,000    Ricoh Company, Ltd.                                      197
      4,000    Rohm Company Ltd.                                        469
     19,000    Sankyo Company Ltd.                                      357
     31,000    Sekisui House Ltd.                                       320
      1,600    Shimamura Company Ltd.                                   109
      3,000    Shin-Etsu Chemical Company Ltd.                          123
     24,000    Shionogi & Company Ltd.                                  447
      2,100    SMC Corporation                                          261
      1,500    SOFTBANK Corporation**                                    46
     15,000    Sompo Japan Insurance Inc.                               123
      7,442    Sony Corporation                                         258
     45,000    Sumitomo Chemical Company Ltd.                           186
     31,000    Suzuki Motor Corporation                                 459
     10,500    Tokyo Electron Ltd.                                      798


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
     52,000    Toray Industries Inc.                              $     217
      2,000    Tostem Inax Holding Corporation                           39
     11,000    Toyota Motor Corporation                                 372
        900    Unicharm Corporation                                      44
         30    Vodafone Holdings K.K.                                    80
         24    Yahoo! Japan Corporation+**                              323
      8,000    Yamato Transport Company Ltd.                             94
                                                                  ---------
                                                                     14,875
                                                                  ---------
   United Kingdom - 17.2%
      7,400    Anglo American PLC                                       160
     31,000    ARM Holdings PLC+                                         71
     38,600    AstraZeneca PLC                                        1,852
     10,500    AstraZeneca PLC (F)                                      511
     64,610    BAE SYSTEMS PLC                                          195
     32,100    Barclays PLC                                             286
    137,500    BG Group PLC                                             706
     76,237    BHP Billiton PLC                                         666
     12,900    Brambles Industries PLC                                   47
     58,800    Centrica PLC                                             222
     15,200    Compass Group PLC                                        103
     18,300    Diageo PLC                                               241
      4,400    GlaxoSmithKline PLC                                      101
     36,100    HBOS PLC                                                 468
     42,400    HSBC Holdings PLC**                                      666
     47,000    National Grid Group PLC                                  337
     49,000    Pearson PLC                                              546
     17,300    Prudential PLC                                           146
      5,700    Reckitt Benckiser PLC                                    129
     14,800    Reed Elsevier PLC                                        124
      2,900    Rio Tinto PLC                                             80
     31,000    Royal Bank of Scotland Group PLC                         913
     13,200    Smith & Nephew PLC                                       111
     45,180    Smiths Group PLC                                         535
     33,100    Standard Chartered PLC                                   547
     63,000    TI Automotive Ltd., Class A+                               0***
     34,700    Unilever PLC                                             323
    978,498    Vodafone Group PLC                                     2,426
      4,800    Wolseley PLC                                              68
     20,000    Xstrata PLC**                                            226
                                                                  ---------
                                                                     12,806
                                                                  ---------
   France - 11.2%
      6,400    Accor SA                                                 290
     18,100    BNP Paribas SA                                         1,140
     20,400    Bouygues SA++                                            713
      2,500    Carrefour SA                                             137
      4,100    Essilor International SA                                 212
     12,500    France Telecom SA                                        357
      2,800    Groupe Danone                                            457
      2,437    L'Air Liquide SA                                         430
      2,900    L'Oreal SA                                               238
      9,400    Renault SA                                               649



                     See Notes to Financial Statements.                   41



portfolio of investments (continued)

INTERNATIONAL GROWTH FUND

December 31, 2003

                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK (continued)

   France (continued)
     29,700    Sanofi-Synthelabo SA                               $   2,237
      5,000    Schneider Electric SA                                    327
      1,900    Societe Generale Group                                   168
     10,000    STMicroelectronics NV                                    271
      1,300    STMicroelectronics NV (F)                                 35
     26,600    Vivendi Universal SA                                     647
                                                                  ---------
                                                                      8,308
                                                                  ---------
   Netherlands - 10.1%
     47,402    ABN AMRO Holding NV                                    1,109
     76,193    AEGON NV                                               1,127
      5,000    Heineken Holding NV, Class A                             171
     21,200    Heineken NV                                              807
     24,631    ING Groep NV                                             574
     90,200    Koninklijke (Royal) KPN NV+                              696
      5,600    Koninklijke (Royal) Philips Electronics NV               164
      5,300    Koninklijke Numico NV+                                   147
      4,200    Reed Elsevier NV                                          52
     35,200    Royal Dutch Petroleum Company                          1,856
      2,900    Royal Dutch Petroleum Company (F)                        152
      6,100    TPG NV                                                   143
      5,700    Unilever NV                                              373
      4,859    VNU NV                                                   154
                                                                  ---------
                                                                      7,525
                                                                  ---------
   Switzerland - 8.8%
     22,961    ABB Ltd                                                  116
     30,194    Compagnie Financiere Richemont AG,
                 A Units                                                725
      3,458    Credit Suisse Group                                      127
     12,411    Holcim Ltd.                                              578
      3,484    Nestle SA                                                871
     26,865    Novartis AG                                            1,220
      3,699    Roche Holding AG-Genusschein                             373
        175    Serono SA                                                125
     13,603    Swiss Reinsurance Company                                918
      2,265    Swisscom AG                                              747
        170    Synthes-Stratec, Inc.                                    168
      8,040    UBS AG                                                   551
                                                                  ---------
                                                                      6,519
                                                                  ---------
   Germany - 5.1%
      3,700    Allianz AG                                               467
      3,900    Bayerische Motoren Werke (BMW) AG                        181
      7,500    DaimlerChrysler AG                                       350
      5,600    Deutsche Bank AG                                         464
      1,832    Deutsche Boerse AG                                       100
      8,500    Deutsche Telekom AG                                      156
      3,700    Epcos AG+**                                               83
     11,700    Infineon Technologies AG+**                              163
      3,200    Metro AG                                                 141


                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
      2,957    Muenchener Rueckversicherungs-
                 Gesellschaft  AG                                 $     358
      2,300    SAP AG                                                   386
      1,200    SAP AG, Sponsored ADR                                     50
      9,200    Siemens AG                                               737
      9,400    ThyssenKrupp AG                                          186
                                                                  ---------
                                                                      3,822
                                                                  ---------
   Canada - 3.8%
     28,800    Abitibi-Consolidated Inc.**                              231
      3,300    Alcan Inc.**                                             155
     14,700    BCE Inc.**                                               329
     98,300    Bombardier Inc., Class B++**                             416
      5,400    Inco Ltd.+                                               216
      3,500    Manulife Financial Corporation                           113
      4,200    National Bank of Canada**                                140
      8,900    Suncor Energy Inc.**                                     224
     11,200    TELUS Corporation**                                      210
     20,900    Thomson Corporation**                                    761
                                                                  ---------
                                                                      2,795
                                                                  ---------
   Spain - 2.8%
     57,500    Banco Bilbao Vizcaya Argentaria SA**                     794
     23,700    Industria de Diseno Textil SA (Inditex)                  481
     10,400    Repsol YPF SA                                            203
     39,990    Telefonica SA                                            587
                                                                  ---------
                                                                      2,065
                                                                  ---------
   Australia - 2.3% +++
     26,000    Alumina Ltd.                                             129
     13,900    Amcor Ltd.                                                86
     13,045    Australia & New Zealand Banking
                 Group Ltd.                                             174
     12,772    BHP Billiton Ltd.                                        117
     20,000    Brambles Industries Ltd.**                                80
     89,512    Foster's Group Ltd.                                      303
      9,200    National Australia Bank Ltd.                             208
     13,897    News Corporation Ltd.                                    126
     23,641    QBE Insurance Group Ltd.                                 189
      3,600    Wesfarmers Ltd.                                           72
     26,000    WMC Resources Ltd.+                                      110
     16,200    Woolworths Ltd.                                          144
                                                                  ---------
                                                                      1,738
                                                                  ---------
   Hong Kong - 2.2% +++
     27,000    Cheung Kong Holdings Ltd.                                215
    176,500    Hang Lung Properties Ltd.**                              226
     10,600    Hang Seng Bank Ltd.                                      139
     68,000    Hongkong Land Holdings Ltd.                              116
     18,000    Hutchison Whampoa Ltd.                                   133
    168,000    Johnson Electric Holdings Ltd.                           214
    170,000    Li & Fung Ltd.                                           291



42                     See Notes to Financial Statements.



portfolio of investments (continued)

INTERNATIONAL GROWTH FUND

December 31, 2003

                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
COMMON STOCK (continued)

   Hong Kong (continued)
     18,000    Sung Hung Kai Properties Ltd.                      $     149
     25,000    Swire Pacific Ltd., Class A                              154
                                                                  ---------
                                                                      1,637
                                                                  ---------
   Singapore - 1.9% +++
     11,000    DBS Group Holdings Ltd.                                   95
     23,000    DBS Group Holdings Ltd., ADR++                           199
     14,000    Singapore Press Holdings Ltd.                            156
    139,000    Singapore Technologies Engineering Ltd.                  167
    723,000    Singapore Telecommunications Ltd. (F)++                  832
                                                                  ---------
                                                                      1,449
                                                                  ---------
   Norway - 1.7%
     20,700    DnB Holding ASA                                          138
      9,400    Norsk Hydro ASA                                          580
      5,100    Norske Skogindustrier ASA                                 97
     39,300    Statoil ASA                                              442
                                                                  ---------
                                                                      1,257
                                                                  ---------

   Sweden - 1.2%
     28,200    Assa Abloy AB, B Shares                                  335
     22,500    ForeningsSparbanken AB                                   443
      7,200    Svenska Handlesbanken AB, A Shares                       147
                                                                  ---------
                                                                        925
                                                                  ---------
   Finland - 1.1%
     32,000    Nokia Oyj                                                554
     12,600    UPM-Kymmene Oyj                                          240
                                                                  ---------
                                                                        794
                                                                  ---------
   Taiwan - 1.1% +++
     76,750    Taiwan Semiconductor Manufacturing
                 Company Ltd., Sponsored ADR+                           786
                                                                  ---------
   Italy - 0.9%
      4,700    Assicurazioni Generali SpA                               124
     22,250    Eni SpA                                                  420
     20,200    UniCredito Italiano SpA                                  109
                                                                  ---------
                                                                        653
                                                                  ---------
   South Korea - 0.8% +++
      1,565    Samsung Electronics Company Ltd.                         592
                                                                  ---------
   Brazil - 0.7%
      3,100    Companhia Vale do Rio Doce, ADR                          181
      6,000    Companhia Vale do Rio Doce,
                 Sponsored ADR                                          309
                                                                  ---------
                                                                        490
                                                                  ---------

                                                                    Value
     Shares                                                         (000s)
     ------                                                         ------
   Mexico - 0.6%
      8,100    America Movil SA de CV, Series L, ADR              $     221
      6,200    Telefonos de Mexico SA de CV, Class L,
                 Sponsored ADR                                          205
                                                                  ---------
                                                                        426
                                                                  ---------
   Denmark - 0.4%
      5,200    Novo Nordisk A/S, Class B                                212
      1,400    TDC A/S                                                   50
                                                                  ---------
                                                                        262
                                                                  ---------
   Ireland - 0.3%
     12,585    CRH PLC                                                  258
                                                                  ---------
   China - 0.2% +++
     46,000    China Mobile (Hong Kong) Ltd.                            141
                                                                  ---------
   Russia - 0.2%
      3,300    YUKOS, ADR                                               141
                                                                  ---------
   Belgium - 0.2%
     13,600    SES GLOBAL, FDR                                          137
                                                                  ---------
   South Africa - 0.0% ****
      2,400    Sasol Ltd.                                                34
                                                                  ---------
   New Zealand - 0.0% +++****
        309    Telecom Corporation of New Zealand Ltd.                    1
                                                                  ---------
               Total Common Stock
                 (Cost $59,067)                                      70,436
                                                                  ---------
CONVERTIBLE PREFERRED STOCKS - 0.6%

   Japan - 0.6% +++
  3,000,000    Sumitomo Mitsui Finance Group Inc. (F),
                 Conv. Pfd., 2.250% due 07/11/2005                       53
 24,000,000    Sumitomo Mitsui Finance Group Inc. (F),
                 Conv. Pfd., 2.250% due 07/11/2005++                    420
                                                                  ---------
               Total Convertible Preferred Stocks
                 (Cost $211)                                            473
                                                                  ---------
PREFERRED STOCK - 0.1%
 (Cost $12)

   South Korea - 0.1% +++
        210    Samsung Electronics Company Ltd.                          43
                                                                  ---------

Principal
 Amount
 (000s)
---------
CONVERTIBLE BONDS - 0.1%
 (Cost $65)

   Switzerland - 0.1%
$      95   Credit Suisse Group Financial, Conv. Jr. Bond,
              6.000% due 12/23/2005                                     105
                                                                  ---------

                     See Notes to Financial Statements.                  43



portfolio of investments (continued)

INTERNATIONAL GROWTH FUND

December 31, 2003

Principal
 Amount
 (000s)
---------
REPURCHASE AGREEMENT - 4.8%
  (Cost $3,570)

$   3,570   Agreement with Goldman Sachs
              Group, Inc., 0.750% dated
              12/31/2003, to be repurchased at
              $3,570 on 01/02/2004
              (Collateralized by U.S.
              Treasury Bonds, having various
              interest rates and maturities,
              market value $3,644)                                $   3,570
                                                                  ---------
TOTAL INVESTMENTS (Cost $62,925*)                        100.4%      74,627

OTHER ASSETS AND LIABILITIES (Net)                        (0.4)        (307)
                                                         -----    ---------
NET ASSETS                                               100.0%   $  74,320
                                                         =====    =========

---------
   * Aggregate cost for federal tax purposes is $63,627.
  ** Some or all of these securities are on loan at December 31, 2003, and have an aggregate market value of $4,571, representing 6.2% of the net assets of the Fund (Collateral Value $4,761).
 *** Value of security is $0.
**** Amount represents less than 0.1% of the net assets.
   + Non-income producing security.
  ++ Security acquired in a transaction exempt from registration under
     Rule 144A of the Securities Act of 1933.
 +++ Investments in the areas of the Pacific Rim as of December 31, 2003 are 29.2% of the net assets of the Fund.

As of December 31, 2003, sector diversification is as follows:

                                                          % of      Value
        Sector Diversification                         Net Assets   (000s)
        ----------------------                         ----------   ------
COMMON STOCK:
Banks                                                      12.3%   $  9,173
Telecommunication Services                                 10.6       7,855
Pharmaceuticals & Biotechnology                            10.1       7,540
Materials                                                   7.6       5,678
Energy                                                      6.4       4,758
Insurance                                                   5.7       4,238
Capital Goods                                               5.7       4,208
Food, Beverage & Tobacco                                    5.0       3,693
Semiconductors & Semiconductor Equipment                    4.9       3,611
Automobiles & Components                                    3.9       2,930
Media                                                       3.6       2,703
Diversified Financials                                      2.7       2,008
Consumer Durables & Apparel                                 2.6       1,920
Retailing                                                   2.3       1,725
Electronic Equipment & Instruments                          1.8       1,359
Real Estate Investment Trusts                               1.8       1,312
Utilities                                                   1.2         855
Commercial Services & Supplies                              1.1         837
Computers & Peripherals                                     1.1         795
Other                                                       4.4       3,238
                                                          -----    --------
TOTAL COMMON STOCK                                         94.8      70,436
CONVERTIBLE PREFERRED STOCKS                                0.6         473
PREFERRED STOCK                                             0.1          43
CONVERTIBLE BONDS                                           0.1         105
REPURCHASE AGREEMENT                                        4.8       3,570
                                                          -----    --------
TOTAL INVESTMENTS                                         100.4      74,627
OTHER ASSETS AND LIABILITIES (Net)                         (0.4)       (307)
                                                          -----    --------
NET ASSETS                                                100.0%   $ 74,320
                                                          =====    ========



44                      See Notes Financial Statements.

portfolio of investments (continued)

INTERNATIONAL GROWTH FUND

December 31, 2003

                     SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                       Forward Foreign Currency Contracts To Buy
                                 Contracts to Receive
                                        (000s)
                       -----------------------------------------
                                                                                  Net
                                                                               Unrealized
Expiration            Local                  Value in         In Exchange     Appreciation
  Date              Currency                   U.S. $          for U.S. $     of Contracts
----------     ------------------            --------         -----------     ------------
01/02/2004     EUR             62                78                77           $    1
01/05/2004     CHF             42                34                34               --***
01/20/2004     CAD            525               406               395                11
01/30/2004     CHF            427               345               304                41
05/12/2004     GBP            281               498               461                37
05/26/2004     JPY         85,781               804               790                14
                                                                                -------
                                                                                $   104
                                                                                -------



                   Forward Foreign Currency Contracts To Sell
                             Contracts to Deliver
                                    (000s)
                   -------------------------------------------
                                                                                 Net
                                                                              Unrealized
                                                                            Appreciation/
Expiration            Local                   Value in        In Exchange   (Depreciation)
   Date             Currency                   U.S. $         for U.S. $     of Contracts
----------     ------------------            --------         -----------     ------------
01/05/2004     NZD             34                22                22           $   --***
01/06/2004     ZAR            123                18                18               --***
01/07/2004     ZAR            180                27                27               --***
01/20/2004     JPY         42,886               400               394               (6)
01/30/2004     CHF            427               345               317              (28)
03/04/2004     JPY         25,777               241               223              (18)
05/12/2004     CHF            630               511               460              (51)
05/26/2004     CHF          1,025               832               791              (41)
                                                                                ------
                                                                                $ (144)
                                                                                ------
Net Unrealized Depreciation of Forward Foreign
  Currency Contracts                                                            $  (40)
                                                                                ======

---------
***  Amount represents less than $500.


--------------------------------------------
       GLOSSARY OF TERMS

ADR      --  American Depository Receipt
CAD      --  Canadian Dollar
CHF      --  Swiss Franc
EUR      --  EURO
(F)      --  Foreign Shares
FDR      --  Fiduciary Depository Receipt
GBP      --  Great Britain Pound Sterling
JPY      --  Japanese Yen
NZD      --  New Zealand Dollar
ZAR      --  South African Rand

--------------------------------------------


                     See Notes to Financial Statements.                  45

portfolio of investments

SHORT TERM INCOME FUND

December 31, 2003

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
CORPORATE BONDS AND NOTES - 68.5%

   Financial Services - 12.9%
$     1,000    Berkshire Hathaway Inc., Note,
                 3.375% due 10/15/2008++                          $     994
               CIT Group Inc., Sr. Note:
      1,000      7.375% due 04/02/2007                                1,130
        500      7.625% due 08/16/2005                                  543
        500    Goldman Sachs Group, Inc., Note,
                 4.125% due 01/15/2008                                  513
               Household Finance Corporation, Note:
      1,500      5.750% due 01/30/2007                                1,623
        250      7.875% due 03/01/2007                                  286
      1,500    Rollins Truck Leasing Corporation, Deb.,
                 8.375% due 02/15/2007**                              1,741
                                                                  ---------
                                                                      6,830
                                                                  ---------
   Banks - 10.5%
        750    Capital One Bank, Sr. Note,
                 8.250% due 06/15/2005                                  812
      1,000    J.P. Morgan Chase & Company, Note,
                 5.350% due 03/01/2007                                1,071
      1,500    MBNA America Bank N.A., Note,
                 6.500% due 06/20/2006                                1,634
      1,000    U.S. Bank N.A., Note,
                 2.850% due 11/15/2006                                1,005
      1,000    Wachovia Corporation, Sr. Note,
                 6.700% due 06/21/2004                                1,026
                                                                  ---------
                                                                      5,548
                                                                  ---------
Real Estate Investment Trusts/Property - 10.2%
        750    Developers Diversified Realty Corporation,
                 Sr. Note, 6.625% due 01/15/2008                        812
        800    Duke-Weeks Realty Corporation, Note,
                 7.375% due 08/01/2007                                  910
        600    EOP Operating LP, Note,
                 7.750% due 11/15/2007                                  688
      1,000    Health Care Property Investors Inc., Note,
                 6.875% due 06/08/2005                                1,048
      1,000    Nationwide Health Properties Inc., Note,
                 9.750% due 03/20/2008                                1,157
        750    Shurgard Storage Centers, Inc., Note,
                 7.500% due 04/25/2004                                  763
                                                                  ---------
                                                                      5,378
                                                                  ---------
Telecommunications - 4.5%
        750    Deutsche Telekom International Finance BV,
                 Company Guarantee, 8.250% due 06/15/2005               814
        500    TELUS Corporation, Note,
                 7.500% due 06/01/2007                                  560
      1,000    Verizon Global Funding Corporation, Note,
                 4.000% due 01/15/2008                                1,020
                                                                  ---------
                                                                      2,394
                                                                  ---------
   Cable TV - 4.5%
      1,250    AOL Time Warner Inc., Note,
                 6.150% due 05/01/2007                                1,361
      1,000    Cox Enterprises, Inc., Note,
                 4.375% due 05/01/2008++                              1,017
                                                                  ---------
                                                                      2,378
                                                                  ---------

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
   Food - 4.2%
$     1,000    ConAgra Inc., Sr. Note,
                 9.875% due 11/15/2005**                          $   1,131
      1,000    Safeway Inc., Sr. Note,
                 6.150% due 03/01/2006                                1,071
                                                                  ---------
                                                                      2,202
                                                                  ---------
   Auto Manufacturing & Parts - 4.1%
      1,000    Ford Motor Credit Company, Note,
                 6.500% due 01/25/2007                                1,066
      1,000    Toyota Motor Credit Corporation, Note,
                 5.650% due 01/15/2007                                1,103
                                                                  ---------
                                                                      2,169
                                                                  ---------
   Airlines - 4.1%
      2,000    Southwest Airlines Company,
                 Pass-thru Certificates,
                 5.496% due 11/01/2006                                2,133
                                                                  ---------
   Utilities - 3.5%
      1,000    Constellation Energy Group, Inc., Note,
                 6.350% due 04/01/2007                                1,095
        750    Texas-New Mexico Power Company, Sr. Note,
                 6.250% due 01/15/2009                                  760
                                                                  ---------
                                                                      1,855
                                                                  ---------
   Information Technology - 2.1%
      1,000    Computer Science Corporation, Note,
                 6.750% due 06/15/2006                                1,097
                                                                  ---------
   Services - 2.0%
      1,000    PHH Corporation, Note,
                 6.000% due 03/01/2008                                1,077
                                                                  ---------
   Consumer Products/Services - 1.9%
      1,000    Carnival Corporation, Company Guarantee,
                 3.750% due 11/15/2007++                              1,003
                                                                  ---------
   Chemicals/Mining/Machinery - 1.5%
        750    Consolidated Coal Company,
                 Company Guarantee,
                 8.210% due 06/21/2004                                  766
                                                                  ---------
   Paper/Forest Products - 1.0%
        500    Weyerhaeuser Company, Note,
                 6.000% due 08/01/2006                                  536
                                                                  ---------
   Aerospace/Defense - 1.0%
        500    Boeing Capital Corporation, Sr. Note,
                 5.650% due 05/15/2006                                  534
                                                                  ---------
   Retail - 0.5%
        250    Federated Department Stores Inc., Bond,
                 6.790% due 07/15/2027                                  266
                                                                  ---------
               Total Corporate Bonds and Notes
                 (Cost $34,356)                                      36,166
                                                                  ---------

46                     See Notes to Financial Statements.



portfolio of investments (continued)

SHORT TERM INCOME FUND

December 31, 2003

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
ASSET-BACKED SECURITIES - 4.6%

$       750    Atlantic City Electric Transition Funding
                 LLC, Series 2003-1, Class A, 2.890%
                 due 07/20/2011                                   $     748
      1,000    Capital One Multi-Asset Execution Trust,
                 Series 2003-A6, Class A6, 2.950%
                 due 08/17/2009                                       1,008
        273    FFCA Secured Lending Corporation,
                 Series 1999-2, Class WA1A,
                 7.130% due 05/18/2026++                                276
               Green Tree Financial Corporation:
        250      Series 1995-1, Class B2, (in default),
                 9.200% due 06/15/2025                                   73
         80      Series 1995-6, Class B1,
                 7.700% due 09/15/2026                                   42
        130    Green Tree Home Improvement,
                 Series 1995-D, Class B2,
                 7.450% due 09/15/2025                                  130
        166    Mid-State Trust, Series 4, Class A,
                 8.330% due 04/01/2030                                  180
                                                                  ---------
               Total Asset-Backed Securities
                 (Cost $2,664)                                        2,457
                                                                  ---------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 6.9%

   Federal National Mortgage Association (FNMA) - 3.7%
      1,000    4.250% due 06/15/2027                                  1,000
        442    6.500% due 01/01/2014                                    469
        370    8.000% due 05/01/2027                                    405
         52    8.500% due 11/01/2017                                     57
                                                                  ---------
               Total FNMAs
                 (Cost $1,893)                                        1,931
                                                                  ---------
   Adjustable Rate Mortgage-Backed Securities (ARMS) - 1.4%
         26    Federal Home Loan Mortgage Corporation
                 (FHLMC), 3.413% due 11/01/2021+                         27
               Federal National Mortgage Association
                 (FNMA):
        616    4.645% due 11/01/2032+                                   628
         26    5.595% due 04/01/2019+                                    27
         34    4.810% due 11/01/2035+                                    34
         14    4.852% due 01/01/2019+                                    14
          2    3.213% due 11/01/2022+                                     2
         10    3.250% due 11/01/2021+                                    10
                                                                  ---------
               Total ARMSs
                 (Cost $752)                                            742
                                                                  ---------
   Federal Home Loan Mortgage Corporation (FHLMC) - 1.0%
        489    6.000% due 05/01/2017                                    513
         32    9.500% due 08/01/2016                                     36
                                                                  ---------
               Total FHLMCs
                 (Cost $529)                                            549
                                                                  ---------

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
  Government National Mortgage Association (GNMA) - 0.8%
$        54    8.000% due 06/15/2009-08/15/2012                   $      58
         45    9.000% due 12/15/2020-04/20/2025                          50
        256    10.000% due 12/15/2017-04/15/2025                        289
         20    11.000% due 12/15/2015                                    23
                                                                  ---------
               Total GNMAs
                 (Cost $399)                                            420
                                                                  ---------
               Total U.S. Government Agency Mortgage-
                 Backed Securities (Cost $3,573)                      3,642
                                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.8%

      1,000    Federal Home Loan Mortgage Corporation,
                 Bond, 3.250% due 02/25/2008                            992
      1,000    Federal National Mortgage Association, Note,
                 4.750% due 03/15/2004                                1,008
                                                                  ---------
               Total U.S. Government Agency Obligations
                 (Cost $1,996)                                        2,000
                                                                  ---------
U.S. TREASURY NOTES - 2.9%
      1,000    2.000% due 05/15/2006                                  1,001
        500    6.000% due 08/15/2004**                                  515
                                                                  ---------
               Total U.S. Treasury Notes
                 (Cost $1,507)                                        1,516
                                                                  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 1.1%
         43    Deutsche Mortgage Securities, Inc.,
                 Series 2002-1, Class A13,
                 8.500% due 01/25/2033                                   43
        515    Federal Home Loan Mortgage Corporation,
                 Series 2541, Class LU,
                 4.000% due 12/15/2027                                  522
                                                                  ---------
               Total CMOs
                 (Cost $558)                                            565
                                                                  ---------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 1.0%
  (Cost $482)
        483    GMAC Commercial Mortgage Securities Inc.,
                 Series 1999-CTL1, Class A,
                 7.151% due 02/15/2008++                                523
                                                                  ---------

                     See Notes to Financial Statements.                  47



portfolio of investments (continued)

SHORT TERM INCOME FUND

December 31, 2003

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
REPURCHASE AGREEMENT - 10.1%
  (Cost $5,321)
$   5,321     Agreement with Goldman Sachs
                Group, Inc., 0.750% dated
                12/31/2003, to be repurchased at
                $5,321 on 01/02/2004
                (Collateralized by U.S.
                Treasury Bonds, having various
                interest rates and maturities,
                market value $5,431)                              $   5,321
                                                                  ---------
TOTAL INVESTMENTS (Cost $50,457*)                         98.9%      52,190

OTHER ASSETS AND LIABILITIES (Net)                         1.1          595
                                                         -----    ---------
NET ASSETS                                               100.0%   $  52,785
                                                         =====    =========

---------
 *   Aggregate cost for federal tax purposes.
**   Security segregated as collateral for futures contracts.
 + Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2003.
++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.



                                                                 Unrealized
    Number of                                      Value        Depreciation
    Contracts                                      (000s)          (000s)
   -----------                                    -------       ------------
Futures Contracts-Short Position
35       U.S. 5  Year Treasury Note,
           March 2004                             $ 3,907         $    (63)
                                                                  ========




48                     See Notes to Financial Statements.

portfolio of investments

U.S. GOVERNMENT SECURITIES FUND

December 31, 2003

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 64.7%

   Federal Home Loan Mortgage Corporation (FHLMC) - 31.7%
$     3,912    4.000% due 08/01/2018                              $   3,828
      4,039    4.500% due 04/01/2018-08/01/2033                       3,946
     12,545    5.000% due 04/01/2018-08/01/2033                      12,477
     15,834    5.500% due 12/01/2008-12/01/2033                      16,045
     17,899    6.000% due 01/01/2013-12/01/2033                      18,581
      8,897    6.500% due 11/01/2016-01/01/2032                       9,343
      4,278    7.000% due 04/01/2008-04/01/2032                       4,531
        267    7.500% due 02/01/2031                                    287
        411    8.000% due 07/01/2007-12/01/2030                         437
        220    8.500% due 07/01/2029                                    238
        120    8.750% due 01/01/2013                                    125
                                                                  ---------
               Total FHLMCs
                 (Cost $69,601)                                      69,838
                                                                  ---------
   Federal National Mortgage Association (FNMA) - 25.4%
      9,879    5.000% due 04/01/2018-10/01/2018                      10,092
     12,115    5.500% due 01/01/2017-06/01/2033                      12,363
     12,078    6.000% due 12/01/2016-03/01/2033                      12,561
     13,941    6.500% due 09/01/2024-02/01/2033                      14,596
      3,321    7.000% due 08/01/2028-11/01/2031                       3,528
        415    7.500% due 11/01/2029                                    447
      1,015    8.000% due 05/01/2022-09/01/2027                       1,109
        711    8.500% due 02/01/2023-10/01/2027                         776
        457    9.000% due 09/01/2030                                    498
                                                                  ---------
               Total FNMAs
                 (Cost $55,449)                                      55,970
                                                                  ---------
   Government National Mortgage Association (GNMA) - 7.6%
      4,379    5.500% due 07/20/2033                                  4,446
      6,128    6.000% due 02/20/2029-07/20/2033                       6,345
      3,004    6.500% due 03/20/2031-07/15/2032                       3,166
      1,134    7.000% due 01/15/2028-06/20/2031                       1,209
      1,009    7.500% due 01/15/2023-11/15/2023                       1,090
        183    7.750% due 12/15/2029                                    199
        412    8.000% due 07/15/2026-06/20/2030                         445
                                                                  ---------
               Total GNMAs
                 (Cost $16,422)                                      16,900
                                                                  ---------
               Total U.S. Government Agency Mortgage-
                 Backed Securities
                 (Cost $141,472)                                    142,708
                                                                  ---------

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 13.3%

               Federal Home Loan Mortgage Corporation:
$     4,500    Series 2449, Class ND,
                 6.500% due 05/15/2030                            $   4,730
      1,382    Series 2551, Class QK,
                 5.500% due 01/15/2033                                1,401
      3,573    Series 2575, Class LM,
                 4.500% due 05/15/2032                                3,605

               Federal National Mortgage Association:
      3,000    Grantor Trust, Series 2000-T5, Class B,
                 7.300% due 05/25/2010                                3,507
      3,500    Series 2002-16, Class TM,
                 7.000% due 04/25/2032                                3,728

               Federal National Mortgage Association,
                 REMIC, Pass-through Certificates:
         74      Series 1989-90, Class E,
                 8.700% due 12/25/2019                                   78
      1,774      Series 1992-55, Class DZ,
                 8.000% due 04/25/2022                                1,899
        758    Government National Mortgage Association,
                 Series 2000-16, Class PB,
                 7.500% due 02/16/2028                                  785
        138    Residential Funding Mortgage Security,
                 Series 1992-S39, Class A8,
                 7.500% due 11/25/2007                                  138

               Vendee Mortgage Trust:
      3,853    Series 2000-2, Class G,
                 7.500% due 10/15/2009                                4,108
      5,000    Series 2000-3, Class 2H,
                 7.500% due 11/15/2014                                5,377
                                                                  ---------
               Total CMOs
                 (Cost $28,696)                                      29,356
                                                                  ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.7%

               Federal Home Loan Bank, Bond:
      4,000      4.875% due 04/16/2004                                4,043
      2,000      5.125% due 03/06/2006                                2,129
      2,500      6.500% due 08/14/2009                                2,853
      3,000      7.375% due 02/12/2010                                3,568
      2,000    Federal National Mortgage Association,
                 Sub. Note, 6.250% due 02/01/2011                     2,214
      2,000    Housing Urban Development, Series 99-A,
                 Government Guarantee, 6.160% due 08/01/2011          2,153
                                                                  ---------
               Total U.S. Government Agency Obligations
                 (Cost $15,791)                                      16,960
                                                                  ---------


                     See Notes to Financial Statements.                  49



portfolio of investments (continued)

U.S. GOVERNMENT SECURITIES FUND

December 31, 2003


Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
U.S. TREASURY OBLIGATIONS - 7.9%

   U.S. Treasury Notes - 7.1%
$     2,500    3.625% due 03/31/2004                              $   2,517
      2,000    4.250% due 11/15/2013                                  1,999
      3,000    4.375% due 05/15/2007                                  3,178
      3,000    5.000% due 08/15/2011                                  3,211
      2,000    5.750% due 08/15/2010                                  2,243
      2,000    5.875% due 11/15/2004                                  2,081
        350    6.250% due 02/15/2007                                    390
                                                                  ---------
                                                                     15,619
                                                                  ---------
   U.S. Treasury Bonds - 0.8%
      1,300    6.250% due 08/15/2023                                  1,482
        300    12.750% due 11/15/2010                                   360
                                                                  ---------
                                                                      1,842
                                                                  ---------
               Total U.S. Treasury Obligations
                 (Cost $16,830)                                      17,461
                                                                  ---------

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
REPURCHASE AGREEMENT - 5.8%
  (Cost $12,663)
$  12,663      Agreement with Goldman Sachs
                 Group, Inc., 0.750% dated
                 12/31/2003, to be repurchased at
                 $12,664 on 01/02/2004
                 (Collateralized by U.S.
                 Treasury Bonds, having various
                 interest rates and maturities,
                 market value $12,926)                            $  12,663
                                                                  ---------
TOTAL INVESTMENTS (Cost $215,452*)                        99.4%     219,148

OTHER ASSETS AND LIABILITIES (Net)                         0.6        1,368
                                                         -----    ---------
NET ASSETS                                               100.0%   $ 220,516
                                                         =====    =========


---------
*  Aggregate cost for federal tax purposes is $215,825.


------------------------------------------------------
               GLOSSARY OF TERMS

REMIC    --  Real Estate Mortgage Investment Conduit

------------------------------------------------------


50                     See Notes to Financial Statements.

portfolio of investments

INCOME FUND

December 31, 2003


Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
CORPORATE BONDS AND NOTES - 63.3%

   Financial Services/Banks - 9.1%

$     1,000    Abbey National PLC, Sub. Note,
                 6.690% due 10/17/2005                            $   1,082
        500    American General Corporation, Note,
                 7.500% due 07/15/2025                                  596
        400    Banc One Corporation, Sub. Note,
                 10.000% due 08/15/2010                                 522
      1,000    Bank of America Corporation, Sub. Note,
                 7.800% due 02/15/2010                                1,191
        500    CIT Group Inc., Sr. Note,
                 7.750% due 04/02/2012                                  592
      3,000    Citigroup, Inc., Note,
                 6.500% due 01/18/2011                                3,387
      2,500    Goldman Sachs Group, Inc., Bond,
                 6.875% due 01/15/2011                                2,843
      1,000    Hartford Life Insurance Company, Deb.,
                 7.650% due 06/15/2027                                1,198
      1,500    Jefferies Group, Inc., Sr. Note,
                 7.750% due 03/15/2012                                1,681
      1,000    Legg Mason, Inc., Sr. Note,
                 6.750% due 07/02/2008                                1,115
      2,000    Merrill Lynch & Company Inc., Note,
                 6.000% due 02/17/2009                                2,201
      1,500    Morgan Stanley Dean Witter & Company,
                 Unsub. Note, 6.750% due 04/15/2011                   1,700
      1,100    NCNB Corporation, Sub. Note,
                 9.375% due 09/15/2009                                1,389
                                                                  ---------
                                                                     19,497
                                                                  ---------
Oil & Gas - 8.6%
      1,200    ANR Pipeline Company, Deb.,
                 9.625% due 11/01/2021                                1,433
      1,750    Consolidated Natural Gas Company, Sr. Note,
                 6.850% due 04/15/2011                                1,992
      2,500    El Paso Natural Gas Company, Deb.,
                 7.500% due 11/15/2026                                2,388
      1,000    Enterprise Products Partners LP,
                 Company Guarantee, 6.375% due 02/01/2013             1,048
      1,434    Express Pipeline LP, Sub. Note,
                 7.390% due 12/31/2017+                               1,475
      2,000    PDVSA Finance Ltd., Note,
                 8.500% due 11/16/2012                                1,950

               Petro-Canada:
        500    Deb., 9.250% due 10/15/2021                              669
      1,000    Note, 4.000% due 07/15/2013                              925
      2,500    Petrobras International Finance Company,
                 Sr. Note, 9.750% due 07/06/2011                      2,925
      1,000    Southern Natural Gas Company, Sr. Note,
                 8.000% due 03/01/2032                                1,038
        500    Tesoro Petroleum Corporation, Note,
                 8.000% due 04/15/2008                                  534


Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
$       500    Trans-Canada Pipeline Corporation, Deb.,
                 8.500% due 03/20/2023                            $     524
      1,500    XTO Energy Inc., Sr. Note,
                 6.250% due 04/15/2013                                1,586
                                                                  ---------
                                                                     18,487
                                                                  ---------
   Transportation/Auto - 7.2%
      2,000    Burlington Northern Santa Fe Corporation,
                 Deb., 8.125% due 04/15/2020                          2,420
      1,000    Consolidated Rail Corporation, Deb.,
                 9.750% due 06/15/2020                                1,382
        546    Continental Airlines Inc., Pass-through
                 Certificates, Series 1997-4C,
                 6.800% due 07/02/2007                                  522
        400    Ford Holdings Inc., Company Guarantee,
                 9.300% due 03/01/2030                                  466
        250    Ford Motor Company, Deb.,
                 8.900% due 01/15/2032                                  281
      2,000    Ford Motor Credit Company, Note,
                 7.375% due 10/28/2009                                2,199
      1,000    General Motors Corporation, Deb.,
                 9.400% due 07/15/2021                                1,213
               Norfolk Southern Corporation:
      1,000      Bond, 7.800% due 05/15/2027                          1,205
      2,500      Sr. Note, 6.200% due 04/15/2009                      2,752
      2,000    Southwest Airlines Company, Pass-through
                 Certificates, Series A-4,
                 9.150% due 07/01/2016                                2,435
      1,300    United Air Lines Inc., Pass-through
                 Certificates, (in default),
                 9.560% due 10/19/2018                                  548
                                                                  ---------
                                                                     15,423
                                                                  ---------
Consumer Products/Services - 6.1%
      1,750    Carnival Corporation, Deb.,
                 7.200% due 10/01/2023                                1,915
      1,000    Cendant Corporation, Note,
                 6.875% due 08/15/2006                                1,098
      2,500    ConAgra, Inc., Sr. Note,
                 7.125% due 10/01/2026                                2,852
               Mattel, Inc., Note:
        500      6.125% due 07/15/2005                                  528
      1,000      7.300% due 06/13/2011                                1,118
      1,500    Reed Elsevier Capital Inc.,
                 Company Guarantee, 6.750% due 08/01/2011             1,723
      1,000    Royal Caribbean Cruises Ltd., Sr. Note,
                 8.000% due 05/15/2010                                1,095
      1,000    Sealed Air Corporation, Company Guarantee,
                 8.750% due 07/01/2008+                               1,193
      1,500    Waste Management Inc., Sr. Note,
                 7.375% due 08/01/2010                                1,735
                                                                  ---------
                                                                     13,257
                                                                  ---------

                     See Notes to Financial Statements.                  51



portfolio of investments (continued)

INCOME FUND

December 31, 2003


Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
CORPORATE BONDS AND NOTES (continued)

   Telecommunications - 5.8%
$     4,000    Deutsche Telekom International Finance BV,
                 Company Guarantee, 8.500% due 06/15/2010         $   4,844
      1,700    Northern Telecom Capital Inc., Company
                 Guarantee, 7.400% due 06/15/2006                     1,772
      2,000    Qwest Corporation, Note, 8.875% due 03/15/2012+        2,305
      1,000    TELUS Corporation, Note, 8.000% due 06/01/2011         1,171
      2,000    Vodafone Group PLC, Note, 7.750% due 02/15/2010        2,374
                                                                  ---------
                                                                     12,466
                                                                  ---------
   Health Care - 4.9%
      1,500    Aetna Inc., Sr. Note, 7.375% due 03/01/2006            1,651
      2,000    Cardinal Health, Inc., Note, 6.750% due 02/15/2011     2,288
               DVI, Inc., Sr. Note, (in default):
        900    9.875% due 02/01/2004                                    258
        400    9.875% due 02/01/2004                                    114
      2,000    HCA Inc., Sr. Note, 8.750% due 09/01/2010              2,385
        250    HIH Capital Ltd., Conv. Note,
                 7.500% due 09/25/2006                                  200
        750    IVAX Corporation, Conv. Sr. Sub. Note,
                 4.500% due 05/15/2008                                  761
      3,000    Tenet Healthcare Corporation, Sr. Note,
                 6.375% due 12/01/2011                                2,895
                                                                  ---------
                                                                     10,552
                                                                  ---------
   Real Estate Investment Trusts - 4.6%
      1,000    Developers Diversified Realty Corporation,
                 Note, 4.625% due 08/01/2010                            996
      2,000    Health Care Property Investors, Inc., Note,
                 6.000% due 03/01/2015                                2,069
      2,500    Healthcare Realty Trust, Inc., Sr. Note,
                 8.125% due 05/01/2011                                2,867

               Nationwide Health Properties Inc., Note:
      1,000    7.060% due 12/05/2006                                  1,089
      2,500    9.750% due 03/20/2008                                  2,893
                                                                  ---------
                                                                      9,914
                                                                  ---------
   Utilities - 3.4%
      1,500    Arizona Public Service Company, Note,
                 6.500% due 03/01/2012                                1,657
      1,100    Illinois Power Company, First Mortgage,
                 7.500% due 06/15/2009                                1,216
      1,000    Metropolitan Edison Company, Note,
                 4.950% due 03/15/2013+                                 963
        500    Public Service Company of New Mexico,
                 Sr. Note, 4.400% due 09/15/2008                        507

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
$     1,500    Southwestern Electric Power Company, Note,
                 5.375% due 04/15/2015                            $   1,499
      1,500    Texas-New Mexico Power Company,
                 Sr. Note, 6.250% due 01/15/2009                      1,520
                                                                  ---------
                                                                      7,362
                                                                  ---------
   Media - 3.0%
      1,500    Comcast Cable Communications Inc.,
                 Sr. Note, 7.125% due 06/15/2013                      1,712
      2,500    Cox Communications Inc., Note,
                 7.875% due 08/15/2009                                2,957
      1,200    News America Holdings Inc., Sr. Deb.,
                 8.000% due 10/17/2016                                1,461
        300    Time Warner Inc., Deb.,
                 9.150% due 02/01/2023                                  389
                                                                  ---------
                                                                      6,519
                                                                  ---------
   Information Technology - 2.7%
      1,000    BEA Systems Inc., Conv. Sub. Note,
                 4.000% due 12/15/2006                                1,009
      2,500    Conexant Systems Inc., Conv. Sub. Note,
                 4.000% due 02/01/2007                                2,394
      1,000    Extreme Networks, Inc., Conv. Sub. Note,
                 3.500% due 12/01/2006                                  956
      1,000    TriQuint Semiconductor, Inc., Conv.
                 Sub. Note, 4.000% due 03/01/2007                       965
        500    Vitesse Semiconductor Corporation, Conv.
                 Sub. Deb., 4.000% due 03/15/2005                       497
                                                                  ---------
                                                                      5,821
                                                                  ---------
   Gaming - 2.3%
        500    Harrah's Operating Company Inc.,
                 Company Guarantee, 8.000% due 02/01/2011               588
      2,000    Park Place Entertainment Corporation,
                 Sr. Note, 7.500% due 09/01/2009                      2,210
      2,000    Riviera Holdings Corporation,
                 Company Guarantee, 11.000% due 06/15/2010            2,085
                                                                  ---------
                                                                      4,883
                                                                  ---------
   Retail - 2.2%
      1,000    Fred Meyer Inc., Company Guarantee,
                 7.450% due 03/01/2008                                1,140
        600    May Department Stores Company, Deb.,
                 8.375% due 08/01/2024                                  644
      2,500    Safeway Inc., Note,
                 7.500% due 09/15/2009                                2,878
                                                                  ---------
                                                                      4,662
                                                                  ---------

52                     See Notes to Financial Statements.



portfolio of investments (continued)

INCOME FUND

December 31, 2003


Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
CORPORATE BONDS AND NOTES (continued)

   Aerospace/Defense - 1.7%
$     1,000    Boeing Company, Deb.,
                 8.750% due 08/15/2021                            $   1,274
      2,000    Lockheed Martin Corporation, Note,
                 8.200% due 12/01/2009                                2,432
                                                                  ---------
                                                                      3,706
                                                                  ---------
   Foreign Government (U.S. Dollar Denominated) - 1.1%
      1,231    Federative Republic of Brazil, C-Bond,
                 8.000% due 04/15/2014                                1,215
      1,000    United Mexican States, Bond,
                 9.875% due 02/01/2010                                1,265
                                                                  ---------
                                                                      2,480
                                                                  ---------
   Industrial Products - 0.6%
        200    Ogden Corporation, Deb., (in default),
                 9.250% due 03/01/2022                                  133

               Weyerhaeuser Company:
        500    Deb., 7.375% due 03/15/2032                              546
        500    Note, 6.750% due 03/15/2012                              546
                                                                  ---------
                                                                      1,225
                                                                  ---------
               Total Corporate Bonds and Notes
                 (Cost $123,009)                                    136,254
                                                                  ---------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 25.7%

   Federal Home Loan Mortgage Corporation (FHLMC) - 12.4%
     11,914    4.500% due 08/01/2033                                 11,416
      6,888    5.000% due 04/01/2018-05/01/2033                       6,874
      3,491    5.500% due 11/01/2017-05/01/2031                       3,604
      2,763    6.000% due 03/01/2031-05/01/2032                       2,857
        934    6.500% due 06/01/2029-08/01/2029                         979
        767    7.000% due 01/01/2032                                    812
         38    9.000% due 01/01/2025                                     42
                                                                  ---------
               Total FHLMCs
                 (Cost $26,388)                                      26,584
                                                                  ---------
   Federal National Mortgage Association (FNMA) - 12.0%
      8,952    4.000% due 09/01/2018-10/01/2018                       8,738
      2,518    5.000% due 01/01/2018                                  2,573
      6,913    5.500% due 03/01/2033-06/01/2033                       7,009
      1,852    6.000% due 04/01/2032                                  1,915
      3,046    6.500% due 05/01/2031-05/01/2032                       3,186
        140    7.000% due 01/01/2030                                    148
      2,000    7.630% due 02/01/2010                                  2,300
                                                                  ---------
               Total FNMAs
                 (Cost $25,550)                                      25,869
                                                                  ---------
Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
   Government National Mortgage Association (GNMA) - 1.3%
$     1,305    6.000% due 05/20/2032                              $   1,351
      1,224    7.000% due 06/20/2031                                  1,302
         62    9.000% due 02/15/2025                                     69
                                                                  ---------
               Total GNMAs
                 (Cost $2,597)                                        2,722
                                                                  ---------
               Total U.S. Government Agency Mortgage-
                 Backed Securities
                 (Cost $54,535)                                      55,175
                                                                  ---------
U.S. TREASURY NOTES - 5.2%

      7,500    4.000% due 11/15/2012                                  7,430
      1,000    4.375% due 08/15/2012                                  1,020
      2,500    5.625% due 05/15/2008                                  2,770
                                                                  ---------
               Total U.S. Treasury Notes
                 (Cost $10,947)                                      11,220
                                                                  ---------
REPURCHASE AGREEMENT - 4.5%
  (Cost $9,737)

      9,737    Agreement with Goldman Sachs
                 Group, Inc., 0.750% dated
                 12/31/2003, to be repurchased at
                 $9,737 on 01/02/2004
                 (Collateralized by U.S.
                 Treasury Bonds, having various
                 interest rates and maturities,
                 market value $9,939)                                 9,737
                                                                  ---------
TOTAL INVESTMENTS (Cost $198,228*)                        98.7%     212,386

OTHER ASSETS AND LIABILITIES (Net)                         1.3        2,755
                                                         -----    ---------
NET ASSETS                                               100.0%   $ 215,141
                                                         =====    =========


---------
* Aggregate cost for federal tax purposes is $198,717.
+ Security acquired in a transaction exempt from registration under Rule
  144A of the Securities Act of 1933.




                     See Notes to Financial Statements.                  53

portfolio of investments

MONEY MARKET FUND

December 31, 2003

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
COMMERCIAL PAPER (DOMESTIC) - 8.6%

$     1,000    Cooperative Association of Tractor Dealers
                 Inc., Series A, (MBIA Insured),
                 1.160% due 03/26/2004+++                         $     997
      1,000    PACCAR Financial Corporation,
                 1.110% due 01/16/2004+++                             1,000
                                                                  ---------
               Total Commercial Paper (Domestic)
                 (Cost $1,997)                                        1,997
                                                                  ---------
COMMERCIAL PAPER (YANKEE) - 8.6%

      1,000    ABN AMRO North American Finance Inc.,
                 1.080% due 01/21/2004+++                               999
      1,000    Societe Generale North America Inc.,
                 1.110% due 05/18/2004+++                               996
                                                                  ---------
               Total Commercial Paper (Yankee)
                 (Cost $1,995)                                        1,995
                                                                  ---------
CERTIFICATE OF DEPOSIT (DOMESTIC) - 4.3%
  (Cost $1,000)
      1,000    SouthTrust Bank NA,
                 1.110% due 04/12/2004++                              1,000
                                                                  ---------
CERTIFICATES OF DEPOSIT (YANKEE) - 5.6%
  (Cost $1,300)
      1,300    Bayerische Landesbank NY,
                 1.101% due 08/25/2004++                              1,300
                                                                  ---------
MEDIUM TERM NOTES - 16.4%
        800    Bank One Corporation, Sr. Note, Series A,
                 5.625% due 02/17/2004                                  805
      1,000    General Electric Capital Corporation,
                 Series A, 7.250% due 05/03/2004                      1,020
      1,000    Morgan Stanley Dean Witter & Company,
                 Sr. Note, Series C, 1.280% due 03/19/2004++          1,000
      1,000    Toyota Motor Credit Corporation,
                 1.100% due 06/17/2004++                              1,000
                                                                  ---------
               Total Medium Term Notes
                 (Cost $3,825)                                        3,825
                                                                  ---------
CORPORATE BONDS AND NOTES - 20.8%
      1,245    Associates Corporation NA, Sr. Note,
                 5.800% due 04/20/2004                                1,263
        650    Bank of America Corporation, Note,
                 1.293% due 06/03/2004++                                650
      1,169    Everett Clinic, P.S., Bond, (LOC: Bank of
                 America Corporation), 1.200% due 05/01/2022++        1,169
      1,000    Lauren Company LLC, Bond, (LOC: Wells
                 Fargo & Company), 1.300% due 07/01/2033+**           1,000
        740    Wells Fargo & Company, Sr. Note,
                 6.625% due 07/15/2004                                  761
                                                                  ---------
               Total Corporate Bonds and Notes
                 (Cost $4,843)                                        4,843
                                                                  ---------

Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
TAXABLE MUNICIPAL BONDS - 24.6%

$       900    Blair County, Pennsylvania, Industrial
                 Development Authority, IDR, (The Village
                 at Pennsylvania State Retirement
                 Community), Series D, (LOC: BNP Paribas SA),
                 1.090% due 01/01/2011+                           $     900
        750    California Statewide Communities
                 Development Authority, MFHR,
                 (Hallmark House Apartments),
                 Series ZZ-T, (FNMA Collateral),
                 1.250% due 12/15/2036+                                 750
        975    Connecticut State Housing Finance
                 Authority, Housing Revenue, (AMBAC Insured),
                 (Housing Mortgage Finance Program), Series F-1,
                 1.140% due 11/15/2016+                                 975
        250    Los Angeles County, California, Pension
                 Obligation Revenue, Series D,  (MBIA Insured),
                 6.730% due 06/30/2004                                  256
        500    Shelby County, Tennessee, Health,
                 Educational & Housing Facilities Board,
                 MFHR, Series A-T, (LOC: Bank of
                 America Corporation), 1.250% due 07/01/2022+           500
        400    Tucson, Arizona, Airport Authority Inc.,
                 Airport Revenue, (FSA Insured),
                 4.000% due 06/01/2004                                  404
               Washington State Housing Finance
                 Commission, MFHR, Series B:
        400    (Bremerton Project), (FNMA Collateral),
                 1.180% due 05/15/2033+                                 400
        425    (Carlyle Care Center Project),
                 (LOC: U.S. Bancorp), 1.200% due 12/01/2025+            425
        500    (Woodland Retirement Project),
                 (LOC: Wells Fargo & Company),
                 1.200% due 11/01/2036+                                 500
        610    Washington State Housing Finance
                 Commission, Nonprofit Revenue,
                 (Pioneer Human Services Projects),
                 Series B, (LOC: U.S. Bancorp),
                 1.200% due 08/01/2019+                                 610
                                                                  ---------
               Total Taxable Municipal Bonds
                 (Cost $5,720)                                        5,720
                                                                  ---------
FUNDING AGREEMENT - 4.3%
  (Cost $1,000)

      1,000    New York Life Insurance, 1.200% due 08/04/2004         1,000
                                                                  ---------


54                     See Notes to Financial Statements.



portfolio of investments (continued)

MONEY MARKET FUND

December 31, 2003


Principal
 Amount                                                             Value
 (000s)                                                             (000s)
---------                                                           ------
REPURCHASE AGREEMENT - 6.5%
  (Cost $1,522)

$   1,522      Agreement with Goldman Sachs
                 Group, Inc., 0.750% dated
                 12/31/2003, to be repurchased at
                 $1,522 on 01/02/2004
                 (Collateralized by U.S.
                 Treasury Bonds, having various
                 interest rates and maturities,
                 market value $1,554)                             $   1,522
                                                                  ---------
TOTAL INVESTMENTS (Cost $23,202*)                         99.7%      23,202

OTHER ASSETS AND LIABILITIES (Net)                         0.3           64
                                                         -----    ---------
NET ASSETS                                               100.0%   $  23,266
                                                         =====    =========


---------
  *  Aggregate cost for federal tax purposes.
 ** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933.
  + Variable rate securities payable upon demand with not more that five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at December 31, 2003.
 ++ Floating rate security whose interest rate is reset periodically based on an index.
+++  Rate represents discount rate on purchase date.


-----------------------------------------------------------
                 GLOSSARY OF TERMS

AMBAC    -- American Municipal Bond Assurance Corporation
FNMA     -- Federal National Mortgage Association
FSA      -- Financial Security Assurance
IDR      -- Industrial Development Revenue
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance
MFHR     -- Multi-family Housing Revenue

-----------------------------------------------------------

                       See Notes to Financial Statements.                   55

statements of assets and liabilities

WM Variable Trust

December 31, 2003

(In thousands)



                                           Equity     Growth &   West Coast    Mid Cap
                                REIT       Income      Income      Equity       Stock      Growth
                                Fund        Fund        Fund        Fund         Fund       Fund
                               -------    --------    --------    --------     -------    --------

ASSETS:
Investments, at value:
  Securities                   $36,980    $156,547    $237,585    $105,440     $81,301    $182,716
  Repurchase Agreements          1,498       5,481      10,891       5,295       6,939       8,593
                               -------    --------    --------    --------     -------    --------

  Total Investments (a)         38,478     162,028     248,476     110,735      88,240     191,309
Cash                                --*         --          --*          1           1          59
Cash held as collateral
 for securities loaned           1,199       9,594      15,014       5,074       4,189       8,344
Unrealized appreciation
 of forward foreign
 currency contracts                 --          --          --          --          --          --
Dividends and/or interest
 receivable                        176         369         305          89          69         137
Receivable for Fund shares
 sold                               --          38          13          44           2          28
Receivable for investment
 securities sold                    --          --          --         196         210         429
Prepaid expenses                     1           1           3           1           1           2
                               -------    --------    --------    --------     -------    --------
    Total Assets                39,854     172,030     263,811     116,140      92,712     200,308
                               -------    --------    --------    --------     -------    --------

LIABILITIES:
Payable upon return of
 securities loaned               1,199       9,594      15,014       5,074       4,189       8,344
Unrealized depreciation
 of forward foreign
 currency contracts                 --          --          --          --          --          45
Payable for Fund shares
 redeemed                           --          51          40          52           2          18
Payable for investment
 securities purchased               --          --          --         549         298         583
Investment advisory fee
 payable                            26          83         154          56          55         139
Distribution fees payable           --*          2           1           1           1          --*
Variation margin                    --          --          --          --          --          --
Accrued legal and audit fees        28          31          30          28          23          29
Accrued printing and postage
 expenses                            6          25          37          15          10          28
Due to custodian                    --          20          --          --          --          --
Accrued expenses and other
 payables                            1           2           3           3           1          11
                               -------    --------    --------    --------     -------    --------
    Total Liabilities            1,260       9,808      15,279       5,778       4,579       9,197
                               -------    --------    --------    --------     -------    --------
NET ASSETS                     $38,594    $162,222    $248,532    $110,362     $88,133    $191,111
                               =======    ========    ========    ========     =======    ========
(a) Investments, at cost       $31,013    $134,985    $203,159     $88,261     $66,310    $165,852
                               =======    ========    ========    ========     =======    ========

--------
*      Amount represents less than $500.


56                               See Notes to Financial Statements.




                                                                    U.S.
                              Small Cap International Short Term Government                 Money
                                Stock      Growth       Income   Securities    Income      Market
                                Fund        Fund         Fund       Fund        Fund        Fund
                               -------     -------     -------    --------    --------     -------

ASSETS:
Investments, at value:
  Securities                   $71,070     $71,057     $46,869    $206,485    $202,649     $21,680
  Repurchase Agreements            834       3,570       5,321      12,663       9,737       1,522
                               -------     -------     -------    --------    --------     -------

  Total Investments (a)         71,904      74,627      52,190     219,148     212,386      23,202
Cash                                 4           1           1          --*         68           1
Cash held as collateral
 for securities loaned          11,940       4,761          --          --          --          --
Unrealized appreciation
 of forward foreign
 currency contracts                 --         104          --          --          --          --
Dividends and/or interest
 receivable                         19          67         593       1,365       2,710          81
Receivable for Fund shares
 sold                                1           9          65         161         140          30
Receivable for investment
 securities sold                 1,711          88          --*         --          --          --
Prepaid expenses                     1           1           1           3           2          --
                               -------     -------     -------    --------    --------     -------
    Total Assets                85,580      79,658      52,850     220,677     215,306      23,314
                               -------     -------     -------    --------    --------     -------

LIABILITIES:
Payable upon return of
 securities loaned              11,940       4,761          --          --          --          --
Unrealized depreciation
 of forward foreign
 currency contracts                 --         144          --          --          --          --
Payable for Fund shares
 redeemed                           17           2           1           3           7           7
Payable for investment
 securities purchased                3         261          --          --          --          --
Investment advisory fee
 payable                            55         120          22          92          90           9
Distribution fees payable            1          --*          1           3           4           1
Variation margin                    --          --           4          --          --          --
Accrued legal and audit fees        30          29          27          28          28          26
Accrued printing and postage
 expenses                           13           9           7          28          29           4
Due to custodian                    --          --          --          --          --          --
Accrued expenses and other
 payables                            5          12           3           7           7           1
                               -------     -------     -------    --------    --------     -------
    Total Liabilities           12,064       5,338          65         161         165          48
                               -------     -------     -------    --------    --------     -------
NET ASSETS                     $73,516     $74,320     $52,785    $220,516    $215,141     $23,266
                               =======     =======     =======    ========    ========     =======
(a) Investments, at cost       $58,171     $62,925     $50,457    $215,452    $198,228     $23,202
                               =======     =======     =======    ========    ========     =======

                                See Notes to Financial Statements.                              57

statements of assets and liabilities (continued)

WM Variable Trust

December 31, 2003

(In thousands)


                                           Equity     Growth &   West Coast    Mid Cap
                                REIT       Income      Income      Equity       Stock      Growth
                                Fund        Fund        Fund        Fund         Fund       Fund
                               -------    --------    --------    --------     -------    --------

Undistributed net
 investment income             $   769    $  3,301    $  2,686    $    295     $   323   $      45
Accumulated net realized
 gain/(loss) on investment
 transactions                      204      (7,472)    (36,879)     (6,683)        978    (116,540)
Net unrealized appreciation
 of investments                  7,465      27,043      45,317      22,474      21,930      25,412
Paid-in capital                 30,156     139,350     237,408      94,276      64,902     282,194
                               -------    --------    --------    --------     -------    --------

    Total Net Assets           $38,594    $162,222    $248,532    $110,362     $88,133   $ 191,111
                               =======    ========    ========    ========     =======   =========
NET ASSETS:
Class 1 Shares                 $38,593    $149,603    $245,820    $105,160     $84,408   $ 189,837
                               =======    ========    ========    ========     =======   =========

Class 2 Shares                 $     1    $ 12,619    $  2,712    $  5,202     $ 3,725   $   1,274
                               =======    ========    ========    ========     =======   =========

SHARES OUTSTANDING:
Class 1 Shares                   2,959      10,763      14,586       5,797       5,769      15,772
                               =======    ========    ========    ========     =======   =========

Class 2 Shares                      --**       911         162         288         256         106
                               =======    ========    ========    ========     =======   =========

CLASS 1 SHARES:*
Net asset value, offering
 and redemption price per
 share of beneficial
 interest outstanding          $ 13.04    $  13.90    $  16.85    $  18.14     $ 14.63   $   12.04
                               =======    ========    ========    ========     =======   =========

CLASS 2 SHARES:*
Net asset value, offering
 and redemption price per
 share of beneficial
 interest outstanding          $ 13.03    $  13.85    $  16.79    $  18.08     $ 14.58   $   11.98
                               =======    ========    ========    ========     =======   =========

--------
 *   Net asset value is not shown in thousands.
**   Shares outstanding are less than 500.



58                               See Notes to Financial Statements.




                                                                    U.S.
                              Small Cap International Short Term Government                 Money
                                Stock      Growth       Income   Securities    Income      Market
                                Fund        Fund         Fund       Fund        Fund        Fund
                              --------     -------     -------    --------    --------     -------

Undistributed net
 investment income            $     --    $    748     $ 2,135    $ 10,306    $ 12,311     $    --
Accumulated net realized
 gain/(loss) on investment
 transactions                  (33,477)    (14,018)       (668)     (2,444)     (1,824)         (1)
Net unrealized appreciation
 of investments                 13,733      11,666       1,671       3,696      14,158          --
Paid-in capital                 93,260      75,924      49,647     208,958     190,496      23,267
                              --------     -------     -------    --------    --------     -------

    Total Net Assets          $ 73,516    $ 74,320     $52,785    $220,516    $215,141     $23,266
                              ========    ========    ========    ========    ========     =======

NET ASSETS:
Class 1 Shares                $ 70,806    $ 74,138     $46,628    $204,193    $193,953     $20,198
                              ========    ========    ========    ========    ========     =======

Class 2 Shares                $  2,710    $    182     $ 6,157    $ 16,323    $ 21,188     $ 3,068
                              ========    ========    ========    ========    ========     =======

SHARES OUTSTANDING:
Class 1 Shares                   7,523       6,517      17,759      19,003      17,352      20,213
                              ========    ========    ========    ========    ========     =======

Class 2 Shares                     290          16       2,354       1,526       1,905       3,071
                              ========    ========    ========    ========    ========     =======

CLASS 1 SHARES:*
Net asset value, offering
 and redemption price per
 share of beneficial
 interest outstanding         $   9.41    $  11.38     $  2.63    $  10.75    $  11.18     $  1.00
                              ========    ========    ========    ========    ========     =======

CLASS 2 SHARES:*
Net asset value, offering
 and redemption price per
 share of beneficial
 interest outstanding         $   9.35    $  11.34     $  2.62    $  10.70    $  11.12     $  1.00
                              ========    ========    ========    ========    ========     =======


                                 See Notes to Financial Statements.                             59

statements of operations

WM Variable Trust

For the Year Ended December 31, 2003

(In thousands)



                                           Equity     Growth &   West Coast    Mid Cap
                                REIT       Income      Income      Equity       Stock      Growth
                               Fund**       Fund        Fund        Fund         Fund       Fund
                               -------    --------    --------    --------     -------    --------

INVESTMENT INCOME:
Dividends                      $ 1,107     $ 3,416    $  4,394     $   902     $   860     $ 1,403
Interest                            12         931          74          36          53          91
Foreign withholding taxes           --         (18)        (39)         --          --         (20)
Securities lending income            1          17           6           9           7          21
                               -------     -------    --------     -------     -------     -------
    Total investment income      1,120       4,346       4,435         947         920       1,495
                               -------     -------    --------     -------     -------     -------

EXPENSES:

Investment advisory fee            172         816       1,621         525         529       1,408
Class 2 Shares distribution
 fees                               --*         21           5           8           7           2
Custodian fees                       3           9          13          11           8          52
Legal and audit fees                29          36          37          32          27          36
Other                               11          50          69          30          23          65
                               -------     -------    --------     -------     -------     -------
Total expenses                     215         932       1,745         606         594       1,563
Fees reduced by custodian
 credits                            --*         --*         --*         --*         --*         (1)
                               -------     -------    --------     -------     -------     -------
Net expenses                       215         932       1,745         606         594       1,562
                               -------     -------    --------     -------     -------     -------
NET INVESTMENT INCOME/(LOSS)       905       3,414       2,690         341         326         (67)
                               -------     -------    --------     -------     -------     -------

NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on
 investment transactions            68      (7,316)    (12,089)     (1,579)      2,422      (2,956)
Net change in unrealized
 appreciation/depreciation
 of investments                  7,465      39,347      59,580      32,401      15,142      44,951
                               -------     -------    --------     -------     -------     -------

Net realized and unrealized
 gain/(loss) on investments      7,533      32,031      47,491      30,822      17,564      41,995
                               -------     -------    --------     -------     -------     -------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS     $ 8,438     $35,445    $ 50,181     $31,163     $17,890     $41,928
                               =======     =======    ========     =======     =======     =======

--------
 *   Amount represents less than $500.
**   The REIT Fund commenced operations on May 1, 2003.


60                               See Notes to Financial Statements.




                                                                    U.S.
                              Small Cap International Short Term Government                 Money
                                Stock      Growth       Income   Securities    Income      Market
                                Fund        Fund         Fund       Fund        Fund        Fund
                              --------     -------     -------    --------    --------     -------

INVESTMENT INCOME:
Dividends                     $    271     $ 1,297      $   --    $     --     $    --        $ --
Interest                             5          24       2,289       9,678      12,608         378
Foreign withholding taxes           (2)       (133)         --          --          --          --
Securities lending income          146          39           5          22          26          --
                              --------     -------      ------    --------     -------        ----
    Total investment income        420       1,227       2,294       9,700      12,634         378
                              --------     -------      ------    --------     -------        ----

EXPENSES:

Investment advisory fee            529         535         232       1,005       1,003         135
Class 2 Shares distribution
 fees                                4          --*          7          40          38           9
Custodian fees                      18          85           9          18          13           4
Legal and audit fees                34          32          30          36          37          29
Other                               26          41          22          75          72          11
                              --------     -------      ------    --------     -------        ----
Total expenses                     611         693         300       1,174       1,163         188
Fees reduced by custodian
 credits                            --*         --*         --*         --*         --*         --*
                              --------     -------      ------    --------     -------        ----
Net expenses                       611         693         300       1,174       1,163         188
                              --------     -------      ------    --------     -------        ----
NET INVESTMENT INCOME/(LOSS)      (191)        534       1,994       8,526      11,471         190
                              --------     -------      ------    --------     -------        ----

NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on
 investment transactions       (17,773)     (1,832)        (29)        (21)        422          --
Net change in unrealized
 appreciation/depreciation
 of investments                 52,475      19,869         433      (4,385)      6,477          --
                              --------     -------      ------    --------     -------        ----

Net realized and unrealized
 gain/(loss) on investments     34,702      18,037         404      (4,406)      6,899          --
                              --------     -------      ------    --------     -------        ----

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS    $ 34,511     $18,571      $2,398    $  4,120     $18,370        $190
                              ========     =======      ======    ========     =======        ====

                      See Notes to Financial Statements.                            61

statements of changes in net assets

WM Variable Trust

For the Year Ended December 31, 2003

(In thousands)


                                           Equity     Growth &   West Coast    Mid Cap
                                REIT       Income      Income      Equity       Stock      Growth
                               Fund**       Fund        Fund        Fund         Fund       Fund
                               -------    --------    --------    --------     -------    --------

Net investment income/(loss)   $   905    $  3,414    $  2,690    $    341     $   326    $    (67)
Net realized gain/(loss) on
 investment transactions            68      (7,316)    (12,089)     (1,579)      2,422      (2,956)
Net change in unrealized
 appreciation/depreciation
 of investments                  7,465      39,347      59,580      32,401      15,142      44,951
                               -------    --------    --------    --------     -------    --------

Net increase in net assets
 resulting from operations       8,438      35,445      50,181      31,163      17,890      41,928
Distributions to
 shareholders from:
 Net investment income:
  Class 1 Shares                    --      (3,038)     (2,491)       (224)       (210)         --
  Class 2 Shares                    --        (197)        (20)         (5)         (4)         --
 Net realized gains
  on investments:
  Class 1 Shares                    --        (545)         --          --          --          --
  Class 2 Shares                    --         (37)         --          --          --          --
Net increase/(decrease)
 in net assets from
 Fund share transactions:
  Class 1 Shares                30,156       7,840     (10,738)      7,200       4,304      12,725
  Class 2 Shares                    --*      3,990         962       1,688       1,071         414
                               -------    --------    --------    --------     -------    --------
Net increase/(decrease)
 in net assets                  38,594      43,458      37,894      39,822      23,051      55,067
NET ASSETS:
Beginning of year                   --     118,764     210,638      70,540      65,082     136,044
                               -------    --------    --------    --------     -------    --------
End of year                    $38,594    $162,222    $248,532    $110,362     $88,133    $191,111
                               =======    ========    ========    ========     =======    ========

Undistributed net
 investment income
 at end of year                $   769    $  3,301    $  2,686    $    295     $   323    $     45
                               =======    ========    ========    ========     =======    ========

--------------
 *   Amount represents less than $500.
**   The REIT Fund commenced operations on May 1, 2003.

62                                See Notes to Financial Statements.




                                                                    U.S.
                              Small Cap International Short Term Government                 Money
                                Stock      Growth       Income   Securities    Income      Market
                                Fund        Fund         Fund       Fund        Fund        Fund
                              --------     -------     -------    --------    --------     -------

Net investment income/(loss)  $   (191)    $   534     $ 1,994    $  8,526     $11,471    $    190
Net realized gain/(loss) on
 investment transactions       (17,773)     (1,832)        (29)        (21)        422          --
Net change in unrealized
 appreciation/depreciation
 of investments                 52,475      19,869         433      (4,385)      6,477          --
                              --------     -------     -------    --------    --------     -------

Net increase in net assets
 resulting from operations      34,511      18,571       2,398       4,120      18,370         190
Distributions to
 shareholders from:
 Net investment income:
  Class 1 Shares                    --        (748)     (2,610)     (8,731)    (10,778)       (175)
  Class 2 Shares                    --          (1)       (129)       (855)       (925)        (15)
 Net realized gains
  on investments:
  Class 1 Shares                    --          --          --          --          --          --
  Class 2 Shares                    --          --          --          --          --          --
Net increase/(decrease)
 in net assets from
 Fund share transactions:
  Class 1 Shares                (2,281)      5,729       5,370      35,286       7,807     (13,568)
  Class 2 Shares                   742          51       4,976       4,662      12,637      (1,610)
                              --------     -------     -------    --------    --------     -------
Net increase/(decrease)
 in net assets                  32,972      23,602      10,005      34,482      27,111     (15,178)
NET ASSETS:
Beginning of year               40,544      50,718      42,780     186,034     188,030      38,444
                              --------     -------     -------    --------    --------     -------
End of year                   $ 73,516     $74,320     $52,785    $220,516    $215,141    $ 23,266
                              ========     =======     =======    ========    ========    ========

Undistributed net
 investment income
 at end of year               $     --     $   748     $ 2,135    $ 10,306    $ 12,311    $     --
                              ========     =======     =======    ========    ========    ========

                             See Notes to Financial Statements.                                 63

statements of changes in net assets (continued)

WM Variable Trust

For the Year Ended December 31, 2002

(In thousands)


                               Equity     Growth &   West Coast    Mid Cap
                               Income      Income      Equity       Stock      Growth
                                Fund        Fund        Fund         Fund       Fund
                              --------    --------    --------     -------    --------

Net investment income/
 (loss)                       $  3,427   $   2,508    $    321     $   221    $    (79)
Net realized gain/(loss)
 on investment transactions        129     (11,120)     (4,844)       (939)    (33,280)
Net increase from payments
 by a related party                 --          --          --          --       1,200
Net change in unrealized
 appreciation/depreciation
 of investments                (20,096)    (48,917)    (14,984)     (6,935)    (26,836)
                              --------   ---------    --------     -------    --------
Net increase/(decrease)
 in net assets
 resulting from
 operations                    (16,540)    (57,529)    (19,507)     (7,653)    (58,995)
Distributions to
 shareholders from:
 Net investment income:
  Class 1 Shares                (2,386)     (1,689)       (435)       (143)         --
  Class 2 Shares                   (79)         (7)         (9)         (3)         --
 Net realized gains
  on investments:
  Class 1 Shares                  (228)         --      (1,033)     (1,640)         --
  Class 2 Shares                    (8)         --         (21)        (34)         --
Net increase/(decrease)
  in net assets from
  Fund share transactions:
  Class 1 Shares                32,939     (50,799)      4,988         415      26,781
  Class 2 Shares                 6,425       1,379       2,663       1,484         743
                              --------   ---------    --------     -------    --------
Net increase/(decrease)
 in net assets                  20,123    (108,645)    (13,354)     (7,574)    (31,471)
NET ASSETS:
Beginning of year               98,641     319,283      83,894      72,656     167,515
                              --------   ---------    --------     -------    --------
End of year                   $118,764   $ 210,638    $ 70,540     $65,082    $136,044
                              ========   =========    ========     =======    ========
Undistributed net
 investment income
 at end of year               $  3,225   $   2,506    $    225     $   211    $     49
                              ========   =========    ========     =======    ========

64                            See Notes to Financial Statements.




                                                                    U.S.
                              Small Cap International Short Term Government                 Money
                                Stock      Growth       Income   Securities    Income      Market
                                Fund        Fund         Fund       Fund        Fund        Fund
                              --------     -------     -------    --------    --------     -------

Net investment income/
 (loss)                       $   (157)    $   245     $ 2,705    $  8,944    $ 11,536     $   447
Net realized gain/(loss)
 on investment transactions    (13,535)     (5,022)        242         748         787          --
Net increase from payments
 by a related party                 --          --          --          --          --          --
Net change in unrealized
 appreciation/depreciation
 of investments                (20,657)     (4,007)          6       4,415       4,147          --
                              --------     -------     -------    --------    --------     -------
Net increase/(decrease)
 in net assets
 resulting from
 operations                    (34,349)     (8,784)      2,953      14,107      16,470         447
Distributions to
 shareholders from:
 Net investment income:
  Class 1 Shares                    --        (600)     (2,079)     (5,950)     (7,749)       (428)
  Class 2 Shares                    --          (1)        (22)       (166)       (104)        (38)
 Net realized gains
  on investments:
  Class 1 Shares                (3,782)         --          --          --          --          --
  Class 2 Shares                   (75)         --          --          --          --          --
Net increase/(decrease)
 in net assets from
 Fund share transactions:
  Class 1 Shares                 3,782      10,814      (9,585)     29,155      16,673       5,220
  Class 2 Shares                 1,161         111       1,150      11,230       7,553       4,492
                              --------     -------     -------    --------    --------     -------
Net increase/(decrease)
 in net assets                 (33,263)      1,540      (7,583)     48,376      32,843       9,693
NET ASSETS:
Beginning of year               73,807      49,178      50,363     137,658     155,187      28,751
                              --------     -------     -------    --------    --------     -------
End of year                   $ 40,544     $50,718     $42,780    $186,034    $188,030     $38,444
                              ========     =======     =======    ========    ========     =======
Undistributed net
 investment income
 at end of year               $     --     $   612     $ 2,736    $  9,577    $ 11,701     $    --
                              ========     =======     =======    ========    ========     =======

                             See Notes to Financial Statements.                                 65

statements of changes in net assets -- capital stock activity

WM Variable Trust

(In thousands)

                                    REIT Fund*               Equity Income Fund       Growth & Income Fund
                                   ------------            -----------------------   -----------------------
                                   Period Ended            Year Ended   Year Ended   Year Ended   Year Ended
                                     12/31/03               12/31/03     12/31/02     12/31/03     12/31/02
                                   ------------            ----------   ----------   ----------   ----------
AMOUNT
Class 1:
  Sold                               $30,249                $ 19,128     $39,712      $ 24,465     $ 30,723
  Issued as reinvestment
   of dividends                           --                   3,583       2,614         2,491        1,689
  Redeemed                               (93)                (14,871)     (9,387)      (37,694)     (83,211)
                                     -------                --------     -------      --------     --------
  Net increase/(decrease)            $30,156                $  7,840     $32,939      $(10,738)    $(50,799)
                                     =======                ========     =======      ========     ========
Class 2:
  Sold                               $     5                $  4,300     $ 6,869      $  1,060     $  1,521
  Issued as reinvestment
   of dividends                           --                     234          87            20            7
  Redeemed                                (5)                   (544)       (531)         (118)        (149)
                                     -------                --------     -------      --------     --------
Net increase                         $    --**              $  3,990     $ 6,425      $    962     $  1,379
                                     =======                ========     =======      ========     ========
SHARES
Class 1:
  Sold                                 2,967                   1,576       3,208         1,618        2,239
  Issued as reinvestment
   of dividends                           --                     295         216           164          112
  Redeemed                                (8)                 (1,305)       (841)       (2,755)      (5,369)
                                     -------                --------     -------      --------     --------
Net increase/(decrease)                2,959                     566       2,583          (973)      (3,018)
                                     =======                ========     =======      ========     ========
Class 2:
  Sold                                    --***                  352         577            71          101
  Issued as reinvestment
   of dividends                           --                      19           7             1           --***
  Redeemed                                --***                  (47)        (47)           (8)         (11)
                                     -------                --------     -------      --------     --------
  Net increase                            --***                  324         537            64           90
                                     =======                ========     =======      ========     ========


                                                                                            U.S. Government
                                  International Growth Fund   Short Term Income Fund        Securities Fund
                                  -------------------------   -----------------------    -----------------------
                                    Year Ended  Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                     12/31/03    12/31/02      12/31/03     12/31/02      12/31/03     12/31/02
                                     --------    --------      --------     --------      --------     --------
AMOUNT
Class 1:
  Sold                               $ 8,003     $17,055       $10,800      $ 14,163      $ 53,760     $ 60,239
  Issued as reinvestment
   of dividends                          748         600         2,610         2,079         8,731        5,950
  Redeemed                            (3,022)     (6,841)       (8,040)      (25,827)      (27,205)     (37,034)
                                     -------     -------       -------      --------      --------     --------
  Net increase/(decrease)            $ 5,729     $10,814       $ 5,370      $ (9,585)     $ 35,286     $ 29,155
                                     =======     =======       =======      ========      ========     ========
Class 2:
  Sold                               $    63     $   146       $ 5,547      $  1,233      $  9,784     $ 11,792
  Issued as reinvestment
   of dividends                            1           1           129            22           855          166
  Redeemed                               (13)        (36)         (700)         (105)       (5,977)        (728)
                                     -------     -------       -------      --------      --------     --------
  Net increase /(decrease)           $    51        $111       $ 4,976      $  1,150      $  4,662     $ 11,230
                                     =======     =======       =======      ========      ========     ========
SHARES
Class 1:
  Sold                                   828       1,824         4,081         5,464         4,980        5,608
  Issued as reinvestment
   of dividends                           80          63         1,000           812           815          564
  Redeemed                              (340)       (753)       (3,032)       (9,940)       (2,518)      (3,428)
                                     -------     -------       -------      --------      --------     --------
Net increase/(decrease)                  568       1,134         2,049        (3,664)        3,277        2,744
                                     =======     =======       =======      ========      ========     ========
Class 2:
  Sold                                     7          15         2,120           474           896        1,092
  Issued as reinvestment
   of dividends                           --***       --***         50             9            80           16
  Redeemed                                (2)         (4)         (265)          (41)         (563)         (67)
                                     -------     -------       -------      --------      --------     --------
  Net increase /(decrease)                 5          11         1,905           442           413        1,041
                                     =======     =======       =======      ========      ========     ========

--------
  *   The REIT Fund commenced operations on May 1, 2003.
 **   Amount represents less than $500.
***   Amount represents less than 500 shares.

66                                     See Notes to Financial Statements.




                                           West Coast
                                          Equity Fund         Mid Cap Stock Fund          Growth Fund        Small Cap Stock Fund
                                    ----------------------   ---------------------   ---------------------   ---------------------
                                    Year Ended  Year Ended   Year Ended Year Ended   Year Ended Year Ended   Year Ended Year Ended
                                     12/31/03    12/31/02     12/31/03   12/31/02     12/31/03   12/31/02     12/31/03  12/31/02
                                    ----------  ----------   ---------- ----------   ---------- ----------   ---------- ----------

AMOUNT
Class 1:
  Sold                               $12,538     $13,303     $10,754     $ 8,084    $ 27,111     $ 59,345     $ 13,819   $ 7,658
  Issued as reinvestment
   of dividends                          224       1,468         210       1,783          --           --           --     3,782
  Redeemed                            (5,562)     (9,783)     (6,660)     (9,452)    (14,386)     (32,564)     (16,100)   (7,658)
                                     -------     -------     -------     -------    --------     --------     --------   -------
  Net increase/(decrease)            $ 7,200     $ 4,988     $ 4,304     $   415    $ 12,725     $ 26,781     $ (2,281)  $ 3,782
                                     =======     =======     =======     =======    ========     ========     ========   =======
Class 2:
  Sold                               $ 2,076     $ 2,930     $ 1,196     $ 1,622    $    507     $    839     $    968   $ 1,203
  Issued as reinvestment
   of dividends                            5          30           4          37          --           --           --        74
  Redeemed                              (393)       (297)       (129)       (175)        (93)         (96)        (226)     (116)
                                     -------     -------     -------     -------    --------     --------     --------   -------
Net increase                         $ 1,688     $ 2,663     $ 1,071     $ 1,484    $    414     $    743     $    742   $ 1,161
                                     =======     =======     =======     =======    ========     ========     ========   =======
SHARES
Class 1:
  Sold                                   820         979         832         686       2,706        5,268        2,306     1,254
  Issued as reinvestment
   of dividends                           15         100          16         139          --           --           --       602
  Redeemed                              (413)       (725)       (574)       (810)     (1,462)      (3,134)      (1,971)   (1,120)
                                     -------     -------     -------     -------    --------     --------     --------   -------
Net increase/(decrease)                  422         354         274          15       1,244        2,134          335       736
                                     =======     =======     =======     =======    ========     ========     ========   =======
Class 2:
  Sold                                   133         200          95         133          48           75          125       163
  Issued as reinvestment
   of dividends                           --***        2          --***        3          --           --           --        12
  Redeemed                               (28)        (23)        (11)        (15)         (9)         (10)         (30)      (18)
                                     -------     -------     -------     -------    --------     --------     --------   -------
  Net increase                           105         179          84         121          39           65           95       157
                                     =======     =======     =======     =======    ========     ========     ========   =======


                                          Income Fund            Money Market Fund
                                  -------------------------   -----------------------
                                    Year Ended  Year Ended    Year Ended   Year Ended
                                     12/31/03    12/31/02      12/31/03     12/31/02
                                     --------    --------      --------     --------
AMOUNT
Class 1:
  Sold                               $ 18,940    $ 47,668      $ 11,839     $ 24,565
  Issued as reinvestment
   of dividends                        10,778       7,749           175          428
  Redeemed                            (21,911)    (38,744)      (25,582)     (19,773)
                                     --------    --------      --------     --------
  Net increase/(decrease)            $  7,807    $ 16,673      $(13,568)    $  5,220
                                     ========    ========      ========     ========
Class 2:
  Sold                               $ 15,366    $  7,597      $  3,108     $  7,723
  Issued as reinvestment
   of dividends                           925         104            15           38
  Redeemed                             (3,654)       (148)       (4,733)      (3,269)
                                     --------    --------      --------     --------
  Net increase /(decrease)           $ 12,637    $  7,553      $ (1,610)    $  4,492
                                     ========    ========      ========     ========
SHARES
Class 1:
  Sold                                  1,704       4,610        11,839       24,565
  Issued as reinvestment
   of dividends                           971         758           175          428
  Redeemed                             (1,988)     (3,727)      (25,582)     (19,773)
                                     --------    --------      --------     --------
Net increase/(decrease)                   687       1,641       (13,568)       5,220
                                     ========    ========      ========     ========
Class 2:
  Sold                                  1,397         730         3,108        7,723
  Issued as reinvestment
   of dividends                            84          10            15           38
  Redeemed                               (337)        (14)       (4,733)      (3,269)
                                     --------    --------      --------     --------
  Net increase /(decrease)              1,144         726       (1,610)        4,492
                                     ========    ========      ========     ========


                           See Notes to Financial Statements.                        67

financial highlights

For a Fund share outstanding throughout each period.

                                         Income from Investment Operations                   Less Distributions
                                     ------------------------------------------  ----------------------------------------


                                                           Net
                         Net Asset                    Realized and                Dividends   Distribution                Net Asset
                           Value,                      Unrealized    Total from   from Net        from                      Value,
                         Beginning   Net Investment    Gain/(Loss)   Investment  Investment   Net Realized      Total       End of
                         of Period    Income/(Loss)  on Investments  Operations    Income    Capital Gains  Distributions   Period
                         ---------   --------------  --------------  ----------  ----------  -------------  ------------- ---------
REIT Fund

Class 1
12/31/03(3)               $10.00       $ 0.36(6)        $ 2.68        $ 3.04       $   --       $   --        $   --        $13.04

Class 2
12/31/03(4)                11.20         0.28(6)          1.55          1.83           --           --            --         13.03

Equity Income Fund

Class 1
12/31/03                  $11.01       $ 0.31(6)        $ 2.95        $ 3.26       $(0.31)      $(0.06)       $(0.37)       $13.90
12/31/02                   12.87         0.36(6)         (1.95)        (1.59)       (0.25)       (0.02)        (0.27)        11.01
12/31/01                   12.11         0.42(6)          0.54          0.96        (0.12)       (0.08)        (0.20)        12.87
12/31/00                   10.50         0.36(6)          1.42          1.78        (0.17)          --         (0.17)        12.11
12/31/99                   10.27         0.33(6)         (0.07)(8)      0.26        (0.03)          --         (0.03)        10.50

Class 2
12/31/03                   10.99         0.29(6)          2.93          3.22        (0.30)       (0.06)        (0.36)        13.85
12/31/02                   12.87         0.32(6)         (1.93)        (1.61)       (0.25)       (0.02)        (0.27)        10.99
12/31/01(5)                12.64         0.22(6)          0.21          0.43        (0.12)       (0.08)        (0.20)        12.87

Growth & Income Fund

Class 1
12/31/03                  $13.45       $ 0.19(6)        $ 3.39        $ 3.58       $(0.18)      $   --        $(0.18)       $16.85
12/31/02                   17.18         0.15(6)         (3.77)        (3.62)       (0.11)          --         (0.11)        13.45
12/31/01                   18.23         0.09            (0.70)        (0.61)       (0.06)       (0.38)        (0.44)        17.18
12/31/00                   18.58         0.07(6)          0.37          0.44        (0.04)       (0.75)        (0.79)        18.23
12/31/99                   16.97         0.06(6)          2.93          2.99        (0.04)       (1.34)        (1.38)        18.58

Class 2
12/31/03                   13.42         0.15(6)          3.39          3.54        (0.17)          --         (0.17)        16.79
12/31/02                   17.18         0.11(6)         (3.76)        (3.65)       (0.11)          --         (0.11)        13.42
12/31/01(5)                16.59         0.00(7)          0.59(8)       0.59           --           --            --         17.18

West Coast Equity Fund

Class 1
12/31/03                  $12.69       $ 0.06(6)        $ 5.43        $ 5.49       $(0.04)      $   --        $(0.04)       $18.14
12/31/02                   16.70         0.06(6)         (3.79)        (3.73)       (0.08)       (0.20)        (0.28)        12.69
12/31/01                   16.01         0.10(6)          1.03          1.13        (0.09)       (0.35)        (0.44)        16.70
12/31/00                   15.14         0.13(6)          0.84          0.97           --        (0.10)        (0.10)        16.01
12/31/99                   10.94        (0.00)(7)         4.37          4.37        (0.00)(7)    (0.17)        (0.17)        15.14

Class 2
12/31/03                   12.67         0.02(6)          5.41          5.43        (0.02)          --         (0.02)        18.08
12/31/02                   16.70         0.02(6)         (3.77)        (3.75)       (0.08)       (0.20)        (0.28)        12.67
12/31/01(5)                15.52         0.01(6)          1.17          1.18           --           --            --         16.70


68                                            See Notes to Financial Statements.




                                                             Ratios to Average Net Assets/Supplemental Data
                                              ---------------------------------------------------------------------------------

                                                                                                          Ratio of Operating
                                                                                                          Expenses to Average
                                                                                                          Net Assets Without
                                                              Ratio of      Ratio of                     Fee Waivers, Expenses
                                                             Operating   Net Investment                 Reimbursed and/or Fees
                                               Net Assets,    Expenses  Income/(Loss) to                  Reduced by Credits
                                    Total     End of Period  to Average     Average        Portfolio        Allowed by the
                                   Return(1)   (in 000's)    Net Assets   Net Assets     Turnover Rate       Custodian(2)
                                   ---------  -------------  ---------- ---------------- -------------  ----------------------
REIT Fund

Class 1
12/31/03(3)                         30.40%      $ 38,593       1.00%(9)      4.21%(9)         3%                1.00%(9)

Class 2
12/31/03(4)                         16.34%             1       1.25%(9)      3.96%(9)         3%                1.25%(9)

Equity Income Fund

Class 1
12/31/03                            30.10%      $149,603       0.70%         2.63%           23%                0.70%
12/31/02                           (12.51)%      112,304       0.70%         3.04%           16%                0.70%
12/31/01                             7.92%        97,982       0.70%         3.29%           15%                0.70%
12/31/00                            17.19%        46,744       0.98%         3.31%           40%                0.99%
12/31/99                             2.49%        11,797       1.17%         3.22%           25%                1.19%

Class 2
12/31/03                            29.73%        12,619       0.95%         2.38%           23%                0.95%
12/31/02                           (12.67)%        6,460       0.95%         2.79%           16%                0.95%
12/31/01(5)                          3.40%           658       0.94%(9)      3.05%(9)        15%                0.94%(9)

Growth & Income Fund

Class 1
12/31/03                            26.80%      $245,820       0.83%         1.28%           16%                0.83%
12/31/02                           (21.16)%      209,337       0.81%         1.01%           20%                0.81%
12/31/01                            (3.51)%      319,171       0.78%         0.54%           25%                0.78%
12/31/00                             2.36%       309,992       0.97%         0.39%           31%                0.97%
12/31/99                            18.11%       205,960       1.05%         0.34%           38%                1.05%

Class 2
12/31/03                            26.49%         2,712       1.08%         1.03%           16%                1.08%
12/31/02                           (21.33)%        1,301       1.06%         0.76%           20%                1.06%
12/31/01(5)                          3.56%           112       1.03%(9)      0.29%(9)        25%                1.03%(9)

West Coast Equity Fund

Class 1
12/31/03                            43.35%      $105,160       0.71%         0.42%           16%                0.71%
12/31/02                           (22.55)%       68,227       0.71%         0.42%           20%                0.71%
12/31/01                             6.88%        83,835       0.70%         0.59%           19%                0.70%
12/31/00                             6.30%        71,307       0.91%         0.76%           33%                0.91%
12/31/99                            40.37%        20,429       1.27%        (0.02)%          36%                1.28%

Class 2
12/31/03                            42.93%         5,202       0.96%         0.17%           16%                0.96%
12/31/02                           (22.67)%        2,313       0.96%         0.17%           20%                0.96%
12/31/01                             7.60%            58       0.95%(9)      0.34%(9)        19%                0.95%(9)


                                           See Notes to Financial Statements.                                 69

financial highlights

For a Fund share outstanding throughout each period.


                                         Income from Investment Operations                   Less Distributions
                                     ------------------------------------------  ----------------------------------------


                                                           Net
                         Net Asset                    Realized and                Dividends   Distribution                Net Asset
                           Value,                      Unrealized    Total from   from Net        from                      Value,
                         Beginning   Net Investment    Gain/(Loss)   Investment  Investment   Net Realized      Total       End of
                         of Period    Income/(Loss)  on Investments  Operations    Income    Capital Gains  Distributions   Period
                         ---------   --------------  --------------  ----------  ----------  -------------  ------------- ---------
Mid Cap Stock Fund

Class 1
12/31/03                  $11.49       $ 0.06(6)        $ 3.12        $ 3.18       $(0.04)      $   --        $(0.04)       $14.63
12/31/02                   13.14         0.04(6)         (1.36)        (1.32)       (0.03)       (0.30)        (0.33)        11.49
12/31/01                   11.74         0.03(6)          1.38          1.41        (0.01)          --         (0.01)        13.14
12/31/00(10)               10.00         0.01(6)          1.73          1.74           --           --            --         11.74

Class 2
12/31/03                   11.46         0.03(6)          3.11          3.14        (0.02)          --         (0.02)        14.58
12/31/02                   13.13         0.01(6)         (1.36)        (1.35)       (0.02)       (0.30)        (0.32)        11.46
12/31/01(5)                12.35        (0.00)(6)(7)      0.79          0.79        (0.01)          --         (0.01)        13.13

Growth Fund

Class 1
12/31/03                  $ 9.32       $(0.00)(7)       $ 2.72        $ 2.72       $   --       $   --        $   --        $12.04
12/31/02                   13.51        (0.01)(6)        (4.18)        (4.19)          --           --            --          9.32
12/31/01                   22.99         0.02(6)         (6.24)        (6.22)       (0.37)       (2.89)        (3.26)        13.51
12/31/00                   38.54        (0.03)(6)        (6.61)        (6.64)       (0.02)       (8.89)        (8.91)        22.99
12/31/99                   22.36        (0.19)           19.89         19.70           --        (3.52)        (3.52)        38.54

Class 2
12/31/03                    9.30        (0.03)            2.71          2.68           --           --            --         11.98
12/31/02                   13.51        (0.03)(6)        (4.18)        (4.21)          --           --            --          9.30
12/31/01(5)                12.81        (0.00)(6)(7)      0.70(8)       0.70           --           --            --         13.51

Small Cap Stock Fund

Class 1
12/31/03                  $ 5.49       $(0.02)(6)       $ 3.94        $ 3.92       $   --       $   --        $   --        $ 9.41
12/31/02                   11.37        (0.02)(6)        (5.27)        (5.29)          --        (0.59)        (0.59)         5.49
12/31/01                   16.03        (0.06)(6)        (1.69)        (1.75)          --        (2.91)        (2.91)        11.37
12/31/00                   19.13        (0.10)           (1.65)        (1.75)          --        (1.35)        (1.35)        16.03
12/31/99                   14.59        (0.10)(6)         8.07          7.97           --        (3.43)        (3.43)        19.13

Class 2
12/31/03                    5.47        (0.04)(6)         3.92          3.88           --           --            --          9.35
12/31/02                   11.36        (0.03)(6)        (5.27)        (5.30)          --        (0.59)        (0.59)         5.47
12/31/01(5)                14.41        (0.05)(6)        (0.09)        (0.14)          --        (2.91)        (2.91)        11.36

International Growth Fund

Class 1
12/31/03                  $ 8.51       $ 0.09(6)        $ 2.91        $ 3.00       $(0.13)      $   --        $(0.13)       $11.38
12/31/02                   10.21         0.04(6)         (1.63)        (1.59)       (0.11)          --         (0.11)         8.51
12/31/01                   13.65         0.04            (2.39)        (2.35)       (0.09)       (1.00)        (1.09)        10.21
12/31/00                   17.63         0.02(6)         (3.42)        (3.40)       (0.43)       (0.15)        (0.58)        13.65
12/31/99                   11.61         0.12             5.91          6.03        (0.01)          --         (0.01)        17.63

Class 2
12/31/03                    8.49         0.06(6)          2.90          2.96        (0.11)          --         (0.11)        11.34
12/31/02                   10.21         0.02(6)         (1.63)        (1.61)       (0.11)          --         (0.11)         8.49
12/31/01(5)                 9.78         0.00(7)          0.43(8)       0.43           --           --            --         10.21


70                                            See Notes to Financial Statements.




                                                             Ratios to Average Net Assets/Supplemental Data
                                              ---------------------------------------------------------------------------------

                                                                                                          Ratio of Operating
                                                                                                          Expenses to Average
                                                                                                          Net Assets Without
                                                              Ratio of      Ratio of                     Fee Waivers, Expenses
                                                             Operating   Net Investment                 Reimbursed and/or Fees
                                               Net Assets,    Expenses  Income/(Loss) to                  Reduced by Credits
                                    Total     End of Period  to Average     Average        Portfolio        Allowed by the
                                   Return(1)   (in 000's)    Net Assets   Net Assets     Turnover Rate       Custodian(2)
                                   ---------  -------------  ---------- ---------------- -------------  ----------------------
Mid Cap Stock Fund

Class 1
12/31/03                            27.73%      $ 84,408       0.83%         0.47%          37%                 0.83%
12/31/02                           (10.35)%       63,119       0.84%         0.32%          28%                 0.84%
12/31/01                            11.99%        71,988       0.82%         0.21%          30%                 0.82%
12/31/00(10)                        17.40%        56,717       1.04%(9)      0.14%(9)       13%                 1.04%(9)

Class 2
12/31/03                            27.45%         3,725       1.08%         0.22%          37%                 1.08%
12/31/02                           (10.54)%        1,962       1.09%         0.07%          28%                 1.09%
12/31/01(5)                          6.38%           668       1.07%(9)     (0.04)%(9)      30%                 1.07%(9)

Growth Fund

Class 1
12/31/03                            29.18%      $189,837       0.98%        (0.04)%         75%                 0.98%
12/31/02                           (31.01)%      135,422       1.00%        (0.05)%        171%                 1.00%
12/31/01                           (29.05)%      167,483       0.94%         0.11%          92%                 0.94%
12/31/00                           (22.04)%      306,551       1.10%        (0.10)%         83%                 1.11%
12/31/99                            97.09%       369,952       1.15%        (0.78)%        129%                 1.15%

Class 2
12/31/03                            28.82%         1,274       1.23%        (0.29)%         75%                 1.23%
12/31/02                           (31.16)%          622       1.25%        (0.30)%        171%                 1.25%
12/31/01(5)                          5.46%            31       1.19%(9)     (0.14)%(9)      92%                 1.19%(9)

Small Cap Stock Fund

Class 1
12/31/03                            71.40%      $ 70,806       1.00%        (0.31)%         67%                 1.00%
12/31/02                           (47.15)%       39,476       1.00%        (0.31)%         29%                 1.00%
12/31/01                           (12.73)%       73,367       0.95%        (0.44)%         46%                 0.95%
12/31/00                           (10.58)%       82,288       1.11%        (0.61)%         49%                 1.11%
12/31/99                            71.09%        53,616       1.19%        (0.75)%         52%                 1.19%

Class 2
12/31/03                            70.93%         2,710       1.25%        (0.56)%         67%                 1.25%
12/31/02                           (47.28)%        1,068       1.25%        (0.56)%         29%                 1.25%
12/31/01(5)                         (3.00)%          440       1.20%(9)     (0.69)%(9)      46%                 1.20%(9)

International Growth Fund

Class 1
12/31/03                            35.51%      $ 74,138       1.21%         0.94%          22%                 1.21%
12/31/02                           (15.71)%       50,625       1.26%         0.49%          30%                 1.26%
12/31/01                           (17.78)%       49,178       1.19%         0.33%          34%                 1.19%
12/31/00                           (19.84)%       67,227       1.31%         0.11%          40%                 1.31%
12/31/99                            51.96%        86,632       1.39%         0.87%         161%                 1.40%

Class 2
12/31/03                            35.10%           182       1.46%         0.69%          22%                 1.46%
12/31/02                           (15.91)%           93       1.51%         0.24%          30%                 1.51%
12/31/01(5)                          4.40%             0(11)   1.40%(9)      0.12%(9)       34%                 1.40%(9)

                                    See Notes to Financial Statements.                            71

financial highlights

For a Fund share outstanding throughout each period.

                                         Income from Investment Operations
                                     ------------------------------------------


                                                           Net
                         Net Asset                    Realized and                Dividends  Net Asset
                           Value,                      Unrealized    Total from   from Net     Value,
                         Beginning   Net Investment    Gain/(Loss)   Investment  Investment    End of
                         of Period        Income     on Investments  Operations    Income      Period
                         ---------   --------------  --------------  ----------  ----------  ---------
Short Term Income Fund

Class 1
12/31/03                   $ 2.65       $0.11(6)       $  0.04        $ 0.15       $(0.17)       $2.63
12/31/02                     2.60        0.14(6)          0.02          0.16        (0.11)        2.65
12/31/01                     2.44        0.15(6)          0.05          0.20        (0.04)        2.60
12/31/00                     2.39        0.14             0.05          0.19        (0.14)        2.44
12/31/99                     2.44        0.12            (0.05)         0.07        (0.12)        2.39

Class 2
12/31/03                     2.64        0.10(6)          0.04          0.14        (0.16)        2.62
12/31/02                     2.60        0.13(6)          0.02          0.15        (0.11)        2.64
12/31/01(5)                  2.60        0.02(6)         (0.02)(8)      0.00(7)        --         2.60

U.S. Government
 Securities Fund

Class 1
12/31/03                   $11.05       $0.46(6)       $ (0.23)       $ 0.23       $(0.53)      $10.75
12/31/02                    10.55        0.59(6)          0.33          0.92        (0.42)       11.05
12/31/01                     9.93        0.61(6)          0.16          0.77        (0.15)       10.55
12/31/00                     9.62        0.62(6)          0.29          0.91        (0.60)        9.93
12/31/99                    10.11        0.54            (0.49)         0.05        (0.54)        9.62

Class 2
12/31/03                    11.02        0.44(6)         (0.23)         0.21        (0.53)       10.70
12/31/02                    10.55        0.56(6)          0.33          0.89        (0.42)       11.02
12/31/01(5)                 10.70        0.09(6)         (0.24)(8)     (0.15)          --        10.55

Income Fund

Class 1
12/31/03                   $10.79       $0.63(6)       $  0.42        $ 1.05       $(0.66)      $11.18
12/31/02                    10.31        0.69(6)          0.27          0.96        (0.48)       10.79
12/31/01                     9.70        0.67(6)          0.11          0.78        (0.17)       10.31
12/31/00                     9.35        0.65(6)          0.30          0.95        (0.60)        9.70
12/31/99                    10.24        0.67            (0.89)        (0.22)       (0.67)        9.35

Class 2
12/31/03                    10.77        0.60(6)          0.41          1.01        (0.66)       11.12
12/31/02                    10.31        0.65(6)          0.29          0.94        (0.48)       10.77
12/31/01(5)                 10.45        0.10(6)         (0.24)(8)     (0.14)          --        10.31

Money Market Fund

Class 1
12/31/03                   $ 1.00      $0.006          $    --        $0.006      $(0.006)      $ 1.00
12/31/02                     1.00       0.014(6)            --         0.014       (0.014)        1.00
12/31/01                     1.00       0.036           (0.000)(12)    0.036       (0.036)        1.00
12/31/00                     1.00       0.056               --         0.056       (0.056)        1.00
12/31/99                     1.00       0.045           (0.000)(12)    0.045       (0.045)        1.00

Class 2
12/31/03                     1.00       0.004               --         0.004       (0.004)        1.00
12/31/02                     1.00       0.011(6)            --         0.011       (0.011)        1.00
12/31/01(5)                  1.00       0.002           (0.000)(12)    0.002       (0.002)        1.00



72                                            See Notes to Financial Statements.





                                                             Ratios to Average Net Assets/Supplemental Data
                                              ---------------------------------------------------------------------------------

                                                                                                          Ratio of Operating
                                                                                                          Expenses to Average
                                                                                                          Net Assets Without
                                                              Ratio of      Ratio of                     Fee Waivers, Expenses
                                                             Operating   Net Investment                 Reimbursed and/or Fees
                                               Net Assets,    Expenses  Income/(Loss) to                  Reduced by Credits
                                    Total     End of Period  to Average     Average        Portfolio        Allowed by the
                                   Return(1)   (in 000's)    Net Assets   Net Assets     Turnover Rate       Custodian(2)
                                   ---------  -------------  ---------- ---------------- -------------  ----------------------
Short Term Income Fund

Class 1
12/31/03                             5.52%      $ 46,628       0.63%         4.31%           38%                0.63%
12/31/02                             6.26%        41,592       0.62%         5.42%           41%                0.62%
12/31/01                             8.15%        50,343       0.60%         5.77%           44%                0.60%
12/31/00                             8.23%        43,479       0.80%         5.66%           17%                0.81%
12/31/99                             2.89%        53,144       0.80%         5.26%           42%                0.81%

Class 2
12/31/03                             5.46%         6,157       0.88%         4.06%           38%                0.88%
12/31/02                             5.86%         1,188       0.87%         5.17%           41%                0.87%
12/31/01(5)                          0.00%            20       0.85%(9)      5.52%(9)        44%                0.85%(9)
0.85%(9)

U.S. Government Securities Fund

Class 1
12/31/03                             2.14%      $204,193       0.56%         4.26%           46%                0.56%
12/31/02                             8.87%       173,770       0.56%         5.45%           41%                0.56%
12/31/01                             7.79%       136,904       0.56%         5.89%           31%                0.56%
12/31/00                             9.73%       108,848       0.76%         6.35%           10%                0.76%
12/31/99                             0.51%        80,015       0.83%         6.02%           15%                0.83%

Class 2
12/31/03                             1.87%        16,323       0.81%         4.01%           46%                0.81%
12/31/02                             8.57%        12,264       0.81%         5.20%           41%                0.81%
12/31/01(5)                         (1.40)%          753       0.81%(9)      5.64%(9)        31%                0.81%(9)

Income Fund

Class 1
12/31/03                             9.78%      $193,953       0.56%         5.74%           24%                0.56%
12/31/02                             9.61%       179,844       0.56%         6.64%           21%                0.56%
12/31/01                             8.08%       154,826       0.55%         6.69%           33%                0.55%
12/31/00                            10.45%       127,505       0.74%         6.81%            2%                0.75%
12/31/99                            (2.16)%       55,556       0.85%         6.84%           12%                0.85%

Class 2
12/31/03                             9.47%        21,188       0.81%         5.49%           24%                0.81%
12/31/02                             9.40%         8,186       0.81%         6.39%           21%                0.81%
12/31/01(5)                         (1.34)%          362       0.80%(9)      6.44%(9)        33%                0.80%(9)

Money Market Fund

Class 1
12/31/03                             0.65%      $ 20,198       0.60%         0.67%           --                 0.60%
12/31/02                             1.39%        33,766       0.57%         1.32%           --                 0.57%
12/31/01                             3.68%        28,563       0.62%         3.41%           --                 0.62%
12/31/00                             5.79%        18,265       0.76%         5.57%           --                 0.78%
12/31/99                             4.56%        31,105       0.71%         4.47%           --                 0.78%

Class 2
12/31/03                             0.40%         3,068       0.85%         0.42%           --                 0.85%
12/31/02                             1.13%         4,679       0.82%         1.07%           --                 0.82%
12/31/01(5)                          0.22%           189       0.87%(9)      3.16%(9)        --                 0.87%(9)

                                        See Notes to Financial Statements.                              73




financial highlights

Notes to Financial Highlights

(1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(3)  The REIT Fund commenced operations on May 1, 2003.
(4)  The REIT Fund commenced selling Class 2 shares on August 5, 2003.
(5) The Fund commenced selling Class 2 shares on November 6, 2001, with the exception of the Equity Income, Mid Cap Stock and Small Cap Stock Funds which commenced selling Class 2 shares on May 1, 2001.
(6)  Per share numbers have been calculated using the average shares method.
(7)  Amount represents less than $0.01 per share.
(8) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares.
(9)  Annualized.
(10) The Mid Cap Stock Fund commenced operations on May 1, 2000.
(11) Amount represents less than $500.
(12) Amount represents less than $0.001 per share.

74                                          See Notes to Financial Statements.

notes to financial statements

WM Variable Trust

1. Organization and Business

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 12 funds ("Funds") and 5 portfolios ("Portfolios"). The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and Money Market Funds are included in this report. The REIT Fund commenced operations on May 1, 2003.

WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment advisor to the Trust. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly-owned financial services company.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Fund may offer two classes of shares:
Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Funds in the preparation of their financial statements.

Portfolio valuation:

Securities that are primarily traded on a U.S. exchange (excluding securities traded through the Nasdaq National Market System, which are valued at the Nasdaq official close price) are valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and the U.S. Government Securities System) are valued at the mean of the current bid and asked prices.

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, and the value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments) are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trust. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined by or under the direction of the Board of Trustees.

The investments of the Money Market Fund are valued on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which approximates market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the amortized cost fairly reflects the market-based net asset value per share. Certain other assets may be valued by the Advisor under the supervision of the Board of Trustees.

Repurchase agreements:

Each Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

notes to financial statements (continued)

WM Variable Trust

Futures contracts:

Certain Funds may enter into futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts."

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Foreign currency:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

Forward foreign currency contracts:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the "Statements of Assets and Liabilities". Realized and unrealized gains and losses are included in the "Statements of Operations". These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the "Statements of Assets and Liabilities". Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Illiquid investments:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be subject to a Fund's limitation on investment in illiquid securities.

notes to financial statements (continued)

WM Variable Trust

Securities transactions and investment income:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

Dividends and distributions to shareholders:

Dividends from net investment income and distributions of any net capital gains of the Funds are declared and paid annually, with the exception of the Money Market Fund from which dividends from net investment income are declared daily and paid monthly.

Distributions from income and capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, redesignated distributions and differing characterizations of distributions made by each Fund. At December 31, 2003, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                         Increase/(Decrease)  Increase/(Decrease)
                                                          Undistributed Net       Accumulated
                                           Decrease          Investment           Net Realized
                                        Paid-in Capital     Income/(Loss)          Gain/(Loss)
Name of Fund                                (000s)             (000s)                (000s)
------------                            ---------------  ------------------   -------------------
REIT Fund                                   $  --             $ (136)               $   136
Equity Income Fund                             --               (102)                   102
West Coast Equity Fund                         --                (42)                    42
Growth Fund                                  (204)                62                    142
Small Cap Stock Fund                         (191)               191                     --
International Growth Fund                      --                351                   (351)
Short Term Income Fund                        (54)               143                    (89)
U.S. Government Securities Fund              (644)             1,789                 (1,145)
Income Fund                                  (876)               842                     34

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

Federal income taxes:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

It is each Fund's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

Expenses:

General expenses of the Trust are allocated to all the Funds and Portfolios of the Trust based upon the relative average net assets of each Fund and Portfolio. Operating expenses directly attributable to a class of shares are charged to the operation of that class of shares. Expenses of each Fund not directly attributable to the operation of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

Use of estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

notes to financial statements (continued)

WM Variable Trust

3. Investment Advisory and Other Transactions

WM Advisors serves as investment advisor to the Trust. The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                                    From $0   From $25    From $50    From $100   From $125   From $200
                                    to $25     to $50      to $100     to $125     to $200     to $250
Name of Fund                        million    million     million     million     million     million
------------                        -------------------------------------------------------------------

REIT Fund                           0.800%      0.800%      0.800%      0.800%      0.800%      0.800%
Equity Income
  Fund                              0.625%      0.625%      0.625%      0.625%      0.625%      0.625%
Growth & Income
  Fund                              0.800%      0.800%      0.800%      0.750%      0.750%      0.700%
West Coast Equity
  Fund                              0.625%      0.625%      0.625%      0.625%      0.625%      0.625%
Mid Cap Stock
  Fund                              0.750%      0.750%      0.750%      0.750%      0.750%      0.750%
Growth Fund                         0.950%      0.875%      0.875%      0.875%      0.875%      0.875%
Small Cap Stock
  Fund                              0.900%      0.850%      0.850%      0.850%      0.850%      0.850%
International
  Growth Fund                       0.950%      0.950%      0.850%      0.850%      0.750%      0.750%
Short Term
  Income Fund                       0.500%      0.500%      0.500%      0.500%      0.500%      0.450%
U.S. Government
  Securities Fund                   0.500%      0.500%      0.500%      0.500%      0.500%      0.500%

Income Fund                         0.500%      0.500%      0.500%      0.500%      0.500%      0.500%
Money Market
  Fund                              0.450%      0.450%      0.450%      0.450%      0.450%      0.450%


                                  From $250   From $400   From $500     From $2
                                   to $400     to $500    million to      to         Over
Name of Fund                       million     million    $2 billion  $3 billion  $3 billion
------------                      ----------------------------------------------------------
REIT Fund                           0.800%      0.800%      0.750%      0.700%      0.650%
Equity Income
  Fund                              0.625%      0.625%      0.500%      0.500%      0.500%
Growth & Income
  Fund                              0.700%      0.650%      0.575%      0.575%      0.575%
West Coast Equity
  Fund                              0.625%      0.625%      0.500%      0.500%      0.500%
Mid Cap Stock
  Fund                              0.750%      0.750%      0.750%      0.750%      0.700%
Growth Fund                         0.825%      0.825%      0.750%      0.700%      0.650%
Small Cap Stock
  Fund                              0.850%      0.850%      0.750%      0.750%      0.750%
International
  Growth Fund                       0.750%      0.750%      0.750%      0.750%      0.700%
Short Term
  Income Fund                       0.450%      0.450%      0.400%      0.400%      0.400%
U.S. Government
  Securities Fund                   0.500%      0.500%      0.500%      0.500%      0.450%
Income Fund                         0.500%      0.500%      0.500%      0.500%      0.450%
Money Market
  Fund                              0.450%      0.450%      0.450%      0.450%      0.450%

Custodian fees for certain Funds have been reduced by credits allowed by the Funds' custodian for uninvested cash balances. The Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 2003 are shown separately in the "Statements of Operations".

4. Trustees' Fees

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5. Distribution Plan

Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class 2 shares of the Funds (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc. (the "Distributor") may receive a fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the distribution plan or any agreements related to the plan.

notes to financial statements (continued)

WM Variable Trust

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 2003, are as follows:

                                              Purchases    Sales
Name of Fund                                    (000s)     (000s)
------------                                  ---------   --------
REIT Fund*                                    $ 30,370    $    923
Equity Income Fund                              40,695      27,288
Growth & Income Fund                            33,087      52,070
West Coast Equity Fund                          19,768      13,066
Mid Cap Stock Fund                              29,109      24,652
Growth Fund                                    121,861     112,369
Small Cap Stock Fund                            40,105      43,991
International Growth Fund                       15,105      12,184
Short Term Income Fund                          16,833      13,285
U.S. Government Securities Fund                     --          67
Income Fund                                     14,290      14,229

*The REIT Fund commenced operations on May 1, 2003.

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31, 2003, are as follows:

                                    Purchases     Sales
Name of Fund                          (000s)      (000s)
------------                        ---------     ------
Equity Income Fund                  $    653     $ 1,969
Short Term Income Fund                 5,847       3,180
U.S. Government Securities Fund      124,769      86,896
Income Fund                           51,786      32,292

7. Lending of Securities

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral, that the collateral could lose value or become valueless, or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At December 31, 2003, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian.

8. Transactions With Affiliates

At December 31, 2003, the Variable Trust Portfolios hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                      Portfolios
                                               ---------------------------------------------------------
                                               Flexible  Conservative             Conservative Strategic
                                                Income     Balanced    Balanced     Growth      Growth
Name of Fund                                   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
------------                                   --------- ------------  ---------  ------------ ---------
REIT Fund                                         5.6%        2.4%       43.6%       35.7%       12.7%
Equity Income Fund                                4.0%        1.5%       30.7%       24.0%        8.8%
Growth & Income Fund                              6.3%        1.7%       30.3%       25.9%       11.6%
West Coast Equity Fund                            2.9%        1.3%       26.9%       23.0%       10.5%
Mid Cap Stock Fund                                5.7%        1.8%       33.8%       28.1%       15.4%
Growth Fund                                       4.2%        1.6%       30.0%       25.3%       10.2%
Small Cap Stock Fund                              5.7%        1.5%       29.8%       26.0%       11.8%
International Growth Fund                          --         1.7%       39.0%       32.4%       14.8%
Short Term Income Fund                           41.5%        5.2%       12.9%         --          --
U.S. Government Securities Fund                  21.7%        4.2%       32.9%        8.8%         --
Income Fund                                      22.3%        4.3%       34.0%       12.5%         --

notes to financial statements (continued)

WM Variable Trust

9. Post October Loss

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2003, the following Funds have elected to defer capital losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                             Capital Losses
Name of Fund                                     (000s)
------------                                 --------------
Equity Income Fund                              $2,703
Growth & Income Fund                             2,937
U.S. Government Securities Fund                    220
Income Fund                                         20

Such losses will be treated as arising on the first day of the year ending December 31, 2004.

10. Capital Loss Carryforwards

At December 31, 2003, the following Funds have available for federal income tax purposes unused capital losses as follows:

                                                                           (In thousands)
                                     ------------------------------------------------------------------------------------------
                                     Expiring    Expiring    Expiring    Expiring    Expiring  Expiring    Expiring    Expiring
Name of Fund                         in 2004     in 2005     in 2006     in 2007     in 2008   in 2009     in 2010     in 2011
------------                         --------    --------    --------    --------    --------  --------    --------    --------

Equity Income Fund                    $ --        $ --         $--        $ --        $ --     $    --     $    --     $ 4,221
Growth & Income Fund                    --          --          --          --          --      13,669       8,844       9,117
West Coast Equity Fund                  --          --          --          --          --          --       4,624       1,703
Growth Fund                             --          --          --          --          --      71,089      37,621       5,944
Small Cap Stock Fund                    --          --          --          --          --          --       9,348      13,089
International Growth Fund               --          --          --          --          --       4,252       5,109       4,184
Short Term Income Fund                 241          76          52         115          76          35          --         112
U.S. Government Securities Fund         --         161          --          --          17          --          --       1,673
Income Fund                            144          --          --         293         176          --         202          --
Money Market Fund                       --          --          --*         --*         --          --*         --          --

--------
*Amount represents less than $500.


11. Components of Distributable Earnings

At December 31, 2003, the components of distributable earnings on a tax basis are as follows:

                                                                          (In thousands)
                                                ------------------------------------------------------------------
                                                           Equity      Growth &   West Coast   Mid Cap
                                                 REIT      Income       Income      Equity      Stock      Growth
                                                 Fund       Fund         Fund        Fund       Fund        Fund
                                                ------     -------     --------   ----------   -------     -------

Gross tax unrealized appreciation               $7,585     $29,964     $49,861     $28,124     $21,600     $24,927
Gross tax unrealized depreciation                 (126)     (3,469)     (6,855)     (6,006)       (328)     (1,357)
                                                ------     -------     -------     -------     -------     -------

Net tax unrealized appreciation                 $7,459     $26,495     $43,006     $22,118     $21,272     $23,570
                                                ======     =======     =======     =======     =======     =======

Undistributed ordinary income                   $  769     $ 3,301     $ 2,686     $   295     $   323     $    --
Undistributed accumulated gains                 $  209     $    --     $    --     $    --     $ 1,635     $    --

Tax Composition of Distributions:

Ordinary income                                 $   --     $ 3,598     $ 2,511     $   229     $   214     $    --
Long-term capital gain                          $   --     $   219     $    --     $    --     $    --     $    --

notes to financial statements (continued)

WM Variable Trust

                                                                           (In thousands)
                                               -----------------------------------------------------------------------
                                                                                        U.S.
                                               Small Cap  International  Short Term  Government                 Money
                                                 Stock       Growth        Income    Securities     Income      Market
                                                 Fund         Fund          Fund        Fund         Fund        Fund
                                               ---------  -------------  ----------  ----------     -------     ------
Gross tax unrealized appreciation              $ 9,693      $13,818        $2,020      $ 4,305      $16,081      $  --
Gross tax unrealized depreciation               (7,001)      (2,818)         (287)        (982)      (2,412)        --
                                               -------      -------        ------      -------      -------      -----

Net tax unrealized appreciation                $ 2,692      $11,000        $1,733      $ 3,323      $13,669      $  --
                                               =======      =======        ======      =======      =======      =====

Undistributed ordinary income                  $    --      $   966        $2,135      $10,306      $12,311      $  --
Undistributed accumulated gains                $    --      $    --        $   --      $    --      $    --      $  --

Tax Composition of Distributions:

Ordinary income                                $    --      $   749        $2,739      $ 9,586      $11,703      $ 190
Long-term capital gain                         $    --      $    --        $   --      $    --      $    --      $  --

12. Industry and Geographic Concentration and Other Risk Factors

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The REIT Fund could be adversely impacted by economic trends within this industry.

The West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The West Coast Equity Fund could be adversely impacted by economic trends within this region.

Certain Funds may invest a portion of their assets in foreign securities; developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and enter into "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

From time to time, one or more of the Funds used for investment by a Variable Trust Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Funds, since the Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Funds of transactions by the Portfolios.

independent auditors' report

To the Trustees and Shareholders of the Funds of the WM Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Variable Trust REIT Fund, WM Variable Trust Equity Income Fund, WM Variable Trust Growth & Income Fund, WM Variable Trust Growth Fund, WM Variable Trust Income Fund, WM Variable Trust Money Market Fund, WM Variable Trust Mid Cap Stock Fund, WM Variable Trust Small Cap Stock Fund, WM Variable Trust International Growth Fund, WM Variable Trust Short Term Income Fund, WM Variable Trust U.S. Government Securities Fund and WM Variable Trust West Coast Equity Fund (all funds of WM Variable Trust) (collectively the "Funds") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds at December 31, 2003, the results of the operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2004
other information (unaudited)

WM Variable Trust

Year Ended December 31, 2003

1. Tax Information

The following tax information represents the amount of each distribution made by the following Funds which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
------------

Equity Income Fund                  72.25%
Growth & Income Fund               100.00%
West Coast Equity Fund             100.00%
Mid Cap Stock Fund                 100.00%

If the Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the International Growth Fund from sources within foreign countries and possessions of the United States was $0.1985 per share (representing a total of $1,297,023). The total amount of taxes paid to such countries was $0.0203 per share (representing a total of $132,658).

2. Trustees and Officers Information

Trustees and Officers:

Name, Age, and Address (1)          Length of           Principal Occupation(s) During              Other Directorships
Of Independent Trustee           Time Served (2)                 Past 5 Years                         Held by Trustee
==================================================================================================================================
David E. Anderson             Sierra Funds-8 years    Retired President and CEO of GTE   Children's Bureau Foundation; Upward
Age 77                             WM Group of        California, Inc.                   Bound House of Santa Monica
                                  Funds-5 years
                               (Retired May 2003)
----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D.       Composite Funds-11 years Retired doctor of internal
Age 74                              WM Group of       medicine and gastroenterology.
                                   Funds-5 years
----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake             Composite Funds-3 years  CPA specializing in personal       Frank Russell Investment Company;
Age 49                             WM Group of        financial and tax planning.        Russell Insurance Funds; Avista
                                  Funds-5 years                                          Corporation; St. George's School
----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq.          Sierra Funds-8 years   Partner at the law firm of         Braille Institute of America, Inc;
Age 75                             WM Group of        Davis & Whalen LLP. Prior to       Children's Bureau of Southern California,
                                  Funds-5 years       1999, partner at the law firm of   Children's Bureau Foundation; Fifield
                                                      Brobeck, Phlegar & Harrison, LLP.  Manors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis            Griffin Funds-5 years   Founder of McGinnis Investments.   Baptist Foundation of Texas; Concord
Age 60                             WM Group of        Prior to 1994, President and Chief Trust Company.
                                  Funds-5 years       Operating Officer of Transamerica
                                                      Fund Management Company.
----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr.,         Sierra Funds-7 years  Senior Associate Dean of the       Nordstrom Inc.; K2, Inc.; First Pacific
  Ph.D.                            WM Group of        Anderson Graduate School of        Advisors' Capital, Crescent and New
Age 59                            Funds-5 years       Management at the University of    Income Funds; Equity Marketing Inc.;
                                                      California Los Angeles.            Member of Investment Company
                                                                                         Institute National Board of Governors.
----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich             Composite Funds-1 year Retired Chairman and CEO of BDO    Wildseed Ltd.; Catalytic, Inc.; Vaagen
Age 59                             WM Group of        Seidman, LLP.                      Bros. Lumber, Inc.
                                  Funds-5 years
----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey                    Composite Funds-3 years Founder and Senior Counsel of      Downtown Seattle Association; The Rainier
Age 75                             WM Group of        Rockey, Hill & Knowlton, formerly  Club; WSU Foundation
                                  Funds-5 years       The Rockey Company. Prior to 2004,
                                                      Chairman and Founder of same.
----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro            Griffin Funds-5 years   President of Williams College      Marsh & McLennan Companies
Age 50                             WM Group of        since 2000. Prior thereto, Dean
                                  Funds-5 years       of the College of Letters, Arts
                              (Retired February 2003) and Sciences; Professor of
                                                      Economics and Vice President of
                                                      Planning, University of Southern
                                                      California.
----------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey            Composite Funds-23 years Retired Managing Director of       AdMedia Partners Inc.; Czech and Slovak
  (Lead Trustee)                   WM Group of        Dillon, Read & Co., an Investment  American Enterprise Fund
Age 77                            Funds-5 years       Bank now part of UBS.
----------------------------------------------------------------------------------------------------------------------------------

                                                                          83





other information (unaudited) (continued)

WM Variable Trust

Year Ended December 31, 2003

Name, Age, and Address (1)          Length of           Principal Occupation(s) During              Other Directorships
Of Interested Trustee (3)        Time Served (2)                 Past 5 Years                         Held by Trustee
==================================================================================================================================
----------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell               Composite Funds-4 years President Emeritus of the Seattle  Washington Mutual, Inc.; REI
Age 68                              WM Group of       Foundation.
                                   Funds-5 years
----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy             Composite Funds-3 years Chairman of CPM Development        Washington Mutual, Inc.
Age 66                              WM Group of       Corporation.
                                   Funds-5 years
----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh,            Composite Funds-9 years President, CEO and Director of the
President and CEO                   WM Group of       Advisor and Director of the
Age 60                             Funds-5 years      Transfer Agent and Distributor.
                                                      Prior to 2004, President, CEO and
                                                      Director of the Advisor, Transfer
                                                      Agent and Distributor.
----------------------------------------------------------------------------------------------------------------------------------

                                      Position(s) Held with Registrant
Name, Age, and Address (1)                            &                                    Principal Occupation(s) During
      Of Officer                           Length of Time Served                                    Past 5 Years
==================================================================================================================================
Wendi B. Bernard                         Assistant Vice President               Assistant Vice President of the Transfer Agent.
Age 35                             and Assistant Secretary since 2003.
----------------------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA                 First Vice President since 2002.           First Vice President and Director of the Transfer
Age 59                       Prior to 2002, other officer positions since 1988. Agent, Advisor and Distributor.
----------------------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh                      Senior Vice President since 2000.          Senior Vice President and Director of the
Age 49                        Prior to 2000, First Vice President since 1997.   Distributor  and Transfer Agent.
----------------------------------------------------------------------------------------------------------------------------------
Alex Ghazanfari                          Vice President and Assistant           Vice President and Chief Compliance Officer of the
Age 27                                  Compliance Officer since 2003.          Distributor. Prior to 2003, senior level positions
                                                                                at the Distributor and WM Financial Services.
----------------------------------------------------------------------------------------------------------------------------------
Sharon L. Howells                     First Vice President since 2000.          First Vice President, Secretary and Director of
Age 53                                                                          the Advisor, Distributor, and Transfer Agent.
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Lunzer, CPA                Vice President, Chief Financial           Vice President of the Transfer Agent. Prior to
Age 42                                Officer and Treasurer since 2003.         2003, senior level positions at the Columbia Funds
                                                                                and Columbia Management Co.
----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh                 President and CEO since 1987. Prior to        President and Director of the Advisor and Director
Age 60                           1987, other officer positions since 1972.      of the Transfer Agent and Distributor.
----------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski                     First Vice President since 2001.          Senior Vice President of the Advisor.
Age 42                           Prior to 2001, Vice President since 1999.
----------------------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer                   First Vice President since 2001.           First Vice President of the Advisor. Prior to
Age 45                                                                          2001, senior level positions at Smoot, Miller,
                                                                                Cheney & Co.
---------------------------------------------------------------------------------------------------------------------------------
John T. West                  First Vice President, Secretary and Compliance    First Vice President of the Transfer Agent,
Age 48                       Officer since 2003. Prior to 2003, other officer   Advisor and Distributor.
                                          positions since 1993.
----------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum                   Senior Vice President since 2001.           Senior Vice President, Director and Chief
Age 44                       Prior to 2001, First Vice President since 1999.    Investment Strategist of the Advisor and Director
                                                                                of the Distributor and Transfer Agent. Prior to
                                                                                1999, senior positions at D.A. Davidson and
                                                                                Boatmen's Trust.
----------------------------------------------------------------------------------------------------------------------------------

--------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.
(2) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.
(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

This Annual Report is published for the general information of the shareholders of the WM Variable Trust. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Share prices and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Shares of the WM Variable Trust are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, National Credit Union Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other federal government agency. The purchase of WM Variable Trust shares is not required for and is not a term of the provision of any banking service or activity. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD




[wm Variable Trust logo]                                    PRSRT STD
                                                            U.S. POSTAGE
WM Funds Distributor, Inc.                                  PAID
12009 Foundation Place, Suite 350                           HAZELWOOD, MO
Gold River, CA 95670                                        PERMIT #14

                                                           VTAR (2/28/04)

[wm Variable Trust logo]

                           WM VARIABLE TRUST

                           | | STRATEGIC ASSET MANAGEMENT PORTFOLIOS


                                   Common sense. Uncommon solutions.


[PHOTO]


                           ANNUAL REPORT

                           for the year ended

                           December 31, 2003

WM Strategic Asset Management Portfolios


Flexible Income Portfolio

Conservative Balanced Portfolio

Balanced Portfolio

Conservative Growth Portfolio

Strategic Growth Portfolio



Table of Contents


Message from the President.................1

Individual Portfolio Reviews...............2

Portfolio of Investments..................14

Statements of Assets and Liabilities......17

Statements of Operations..................18

Statements of Changes in Net Assets.......19

Statements of Changes in Net
Assets - Capital Stock Activity...........21

Financial Highlights......................22

Notes to Financial Statements.............26

Independent Auditors' Report..............30

Other Information (unaudited).............31



---------------------------------------------------------
NOT FDIC OR NCUA/NCUSIF INSURED
---------------------------------------------------------
May Lose Value * Not a Deposit * No Bank or Credit Union
Guarantee * Not insured by any federal government agency
---------------------------------------------------------

[PHOTO] Dear Investor,

During 2003, equity investments rebounded after three years of down markets while bonds also reported positive performance.(1) We believe these past few years have demonstrated the benefits provided by our fund family's emphasis on diversification and asset allocation. At this strategy's most basic level, a mix of carefully selected stocks and bonds offered not only the ability to help manage risk and limit losses during the recent equity market downturn, but also the potential for performance gains as markets turned the tide.

This year's performance also underscored the importance of diversification and allocation at the asset class level. During the year, the forefront of the market rebound included asset classes such as high-yield bonds, small-cap stocks, real estate holdings, and foreign equities. Over the last several years, we have made each of these asset classes available through individual funds and as components of our Strategic Asset Management Portfolios. Like many of our investment options, these WM Variable Trust Funds and Portfolios offer the potential to build wealth while managing and moderating risk levels--the crux of our investment philosophy at the WM Group of Funds.

We introduced the WM VT REIT Fund in May 2003 and have been very pleased with its results. The Fund, which invests primarily in real estate investment trust (REIT) securities, provides another tool for building diversification. As both an individual fund option and an investment within our asset allocation portfolios, the WM VT REIT Fund exemplifies our dedication to improving diversification and thereby better managing risk.

Although this year attested to the benefits of active asset allocation in advancing markets, we believe this strategy can actually assist investors during all phases of the market cycle. Active asset allocation can keep portfolios balanced during an equity market run-up, potentially limit the impact of a subsequent downturn, and provide the discipline to stay invested so that an ensuing rebound is not missed. A well-diversified and allocated portfolio can mitigate the effects of short-term market movements and keep investors on track to meet their long-term goals.

As always, we encourage you to meet regularly with your Investment Representative to ensure that your investment portfolio remains in line with your long-term goals. Economies and markets are in constant flux and your needs can change over time, so it is prudent to periodically examine your entire financial portfolio. The guidance of an investment professional can assist this process.

Our enthusiasm for this year's equity market rebound has been tempered by concerns raised by investigations within the mutual fund industry. Two trading activities, market timing and late trading, have received widespread media coverage in recent months. I would like to take this opportunity to comment on how the WM Group of Funds views these issues.

Market timing, which involves the short-term buying and selling of shares, is a practice that the WM Group of Funds opposes. We believe that this type of activity can be detrimental to the long-term interests of investors. Late trading is the practice of placing a trade for mutual fund shares after 4 p.m. EST at that day's net asset value. The securities laws strictly prohibit this practice, and the WM Group of Funds endorses and abides by this rule. To ensure that we are effectively addressing these issues, we will continue to review our existing practices and to support appropriate regulations.

As an officer for more than half of our 64-year history, I have been part of our diligent efforts to build a specific company culture and industry reputation. We stress two basic values at the WM Group of
Funds: risk-adjusted asset management and customer service. This past year has been a gratifying one in terms of both of these core values. We are pleased with the performance of the Portfolios and Funds, and we have garnered strong industry recognition for these results. By providing a unique structure and mix of investment opportunities, we have been able to grow when some in the industry have struggled. In addition, customer service was the basis for many of this year's initiatives. We worked hard to enhance aspects of it that you see regularly, such as many of our Web site features, as well as those that are behind the scenes. In each case, our goal has been to streamline and improve operations for both you and your Investment Representative.

Thank you for the confidence and trust you have placed in the WM Group of Funds. We look forward to continuing to serve your investment needs.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President

(1) As measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index for the one-year period ended December 31, 2003. Indices are unmanaged, and individuals cannot invest directly in an index.

[PHOTO]           Individual Portfolio Reviews


To Our Asset Allocation Clients

Welcome to the Strategic Asset Management Portfolios.

We are pleased to provide you with an overview of our asset allocation portfolios, each designed to help you meet specific long-term investment objectives. This report includes performance reviews and highlights of the investment strategies for each of our five Portfolios during the year ended December 31, 2003.


[WM Group of Funds Logo]


Understanding the Enclosed Charts and Performance

In order to help you understand the Strategic Asset Management (SAM) Portfolios' investment performance, we have included portfolio commentary along with graphs that compare the Portfolios' performance with certain capital market benchmarks. The benchmarks are a blended mix of capital market indices intended to help you assess for Portfolio performance.

Descriptions of the indices used are as follows:

o Inflation is a measurement of the change in domestic prices and is measured by the Consumer Price Index for all urban consumers.

o The Lehman Brothers Aggregate Bond Index is an index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

o The S&P 500 Index is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

Generally, an index represents the market value of an unmanaged group of securities regarded by investors as representative of a particular market. Individuals cannot invest directly in an index and an index does not reflect any asset-based charges for investment management or other expenses. Index results on the following pages include changes in value and the reinvestment of dividends. Total return is used to measure performance and reflects both changes in the value of the units as well as any reinvestment of income dividends and/or capital gain distributions made during the period. Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate with market conditions, and an investor's units when redeemed may be worth more or less that their original cost. Investing in securities underlying a variable annuity involves risk.

Please note that performance shown in this report represents performance of the WM Variable Trust Funds and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans.

WM Advisors' Asset Allocation Team

[PHOTO] Randall L. Yoakum, CFA
        Senior Portfolio Manager
        Chief Investment Strategist

Randall L. Yoakum, Chief Investment Strategist and Co-Portfolio Manager of the WM VT SAM Portfolios, has investment management experience dating back to 1984. He currently serves as chairman of the Investment Policy Committee and the Asset Allocation Team and works closely with Mr. Meighan and Mr. Pokrzywinski in establishing economic strategy. He was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. He holds the Chartered Financial Analyst designation and has a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University.

[PHOTO] Gary J. Pokrzywinski, CFA
        Senior Portfolio Manager
        Head of Investments

Gary J. Pokrzywinski, Senior Portfolio Manager of WM Advisors, Inc., is responsible for helping to develop the outlook and policy for the fixed-income assets within the Portfolios. He is also instrumental in developing economic strategy with Mr. Yoakum and Mr. Meighan. Mr. Pokrzywinski joined WM Advisors in 1992 and currently manages the WM VT Income Fund and WM High Yield Fund. He holds the Chartered Financial Analyst designation and has a B.B.A. from the University of Wisconsin, Milwaukee.

[PHOTO] Michael D. Meighan, CFA
        Portfolio Manager
        Vice President

Michael D. Meighan is Co-Portfolio Manager of the WM VT SAM Portfolios. Mr. Meighan oversees the Team analysts and works collaboratively with Mr. Yoakum and Mr. Pokrzywinski in developing the asset allocation and investment outlook for the Portfolios as well as formulating economic strategy. Mr. Meighan supported the development of the current investment policy for the Portfolios when he joined WM Advisors in 1999. He holds the Chartered Financial Analyst designation and has a B.S. from Santa Clara University and an M.B.A. from Gonzaga University.

[PHOTO] Charles D. Averill, CFA
        Senior Quantitative Analyst
        Assistant Vice President

Charles D. Averill is dedicated to the Asset Allocation Team as a Senior Quantitative Analyst. His responsibilities include the ongoing analysis of both the current and potential fund holdings, as well as the structural model underlying the asset allocation process. To help examine the performance of the SAM Portfolios' holdings, he also develops performance attribution procedures. Mr. Averill holds the Chartered Financial Analyst designation and has been with WM Advisors since 1990. Before joining the firm, he taught economics at Gonzaga University and worked as a newspaper editor. He has a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University.

[PHOTO]                                   Flexible Income Portfolio


Value of a $10,000 Investment (Class 1 shares)(1)


                                  [graph]

       SAM Flex Inc                     20/80
                                      Benchmark
           Fund                         Index
                        Inflation     Grth 10K     LB Agg
                       -----------                ---------
Aug-97      $10,000      $10,000      $10,000      $10,000
Sep-97      $10,110      $10,025      $10,228      $10,148
Oct-97      $10,110      $10,050      $10,278      $10,295
Nov-97      $10,140      $10,044      $10,411      $10,343
Dec-97      $10,230      $10,032      $10,530      $10,447
Jan-98      $10,350      $10,051      $10,662      $10,581
Feb-98      $10,540      $10,070      $10,809      $10,572
Mar-98      $10,650      $10,089      $10,950      $10,608
Apr-98      $10,720      $10,107      $11,018      $10,663
May-98      $10,740      $10,126      $11,064      $10,765
Jun-98      $10,871      $10,138      $11,229      $10,856
Jul-98      $10,831      $10,150      $11,223      $10,879
Aug-98      $10,470      $10,162      $11,045      $11,056
Sep-98      $10,771      $10,174      $11,393      $11,315
Oct-98      $10,961      $10,199      $11,529      $11,255
Nov-98      $11,172      $10,199      $11,722      $11,319
Dec-98      $11,432      $10,193      $11,885      $11,353
Jan-99      $11,623      $10,217      $12,051      $11,434
Feb-99      $11,452      $10,229      $11,808      $11,234
Mar-99      $11,680      $10,260      $11,954      $11,295
Apr-99      $11,924      $10,335      $12,077      $11,332
May-99      $11,803      $10,335      $11,935      $11,232
Jun-99      $11,950      $10,335      $12,036      $11,196
Jul-99      $11,847      $10,366      $11,921      $11,149
Aug-99      $11,796      $10,391      $11,904      $11,143
Sep-99      $11,853      $10,441      $11,949      $11,273
Oct-99      $12,019      $10,459      $12,136      $11,314
Nov-99      $12,174      $10,466      $12,184      $11,313
Dec-99      $12,415      $10,466      $12,280      $11,259
Jan-00      $12,278      $10,491      $12,124      $11,222
Feb-00      $12,436      $10,553      $12,196      $11,357
Mar-00      $12,719      $10,639      $12,563      $11,507
Apr-00      $12,602      $10,646      $12,459      $11,474
May-00      $12,528      $10,652      $12,403      $11,468
Jun-00      $12,736      $10,714      $12,671      $11,707
Jul-00      $12,736      $10,732      $12,724      $11,813
Aug-00      $13,081      $10,745      $13,029      $11,985
Sep-00      $13,040      $10,801      $12,958      $12,060
Oct-00      $13,063      $10,819      $13,015      $12,140
Nov-00      $12,877      $10,826      $12,981      $12,339
Dec-00      $13,133      $10,819      $13,187      $12,568
Jan-01      $13,564      $10,887      $13,452      $12,773
Feb-01      $13,366      $10,931      $13,300      $12,884
Mar-01      $13,206      $10,956      $13,184      $12,949
Apr-01      $13,361      $11,000      $13,345      $12,894
May-01      $13,484      $11,049      $13,427      $12,972
Jun-01      $13,510      $11,068      $13,403      $13,021
Jul-01      $13,656      $11,037      $13,617      $13,313
Aug-01      $13,622      $11,037      $13,572      $13,466
Sep-01      $13,374      $11,087      $13,478      $13,622
Oct-01      $13,633      $11,049      $13,755      $13,907
Nov-01      $13,734      $11,030      $13,814      $13,715
Dec-01      $13,769      $10,987      $13,767      $13,627
Jan-02      $13,769      $11,013      $13,816      $13,737
Feb-02      $13,780      $11,057      $13,870      $13,871
Mar-02      $13,836      $11,119      $13,790      $13,640
Apr-02      $13,847      $11,181      $13,837      $13,905
May-02      $13,904      $11,181      $13,910      $14,023
Jun-02      $13,701      $11,188      $13,809      $14,145
Jul-02      $13,486      $11,200      $13,727      $14,316
Aug-02      $13,656      $11,237      $13,930      $14,558
Sep-02      $13,531      $11,256      $13,808      $14,794
Oct-02      $13,747      $11,275      $14,000      $14,726
Nov-02      $14,008      $11,275      $14,161      $14,722
Dec-02      $14,064      $11,250      $14,229      $15,026
Jan-03      $14,086      $11,300      $14,165      $15,040
Feb-03      $14,154      $11,387      $14,278      $15,247
Mar-03      $14,211      $11,455      $14,296      $15,235
Apr-03      $14,596      $11,430      $14,627      $15,362
May-03      $15,050      $11,412      $14,998      $15,647
Jun-03      $15,132      $11,424      $15,013      $15,616
Jul-03      $14,924      $11,437      $14,662      $15,091
Aug-03      $15,052      $11,480      $14,797      $15,191
Sep-03      $15,296      $11,518      $15,079      $15,594
Oct-03      $15,493      $11,505      $15,138      $15,449
Nov-03      $15,609      $11,474      $15,194      $15,486
Dec-03      $15,935      $11,452      $15,477      $15,644

==================================================================================================
Average Annual Total Returns as of 12/31/03(1)

Class 1 Shares                               1 Year               5 Year       Since Inception
                                                                             (September 9, 1997)
     Flexible Income Portfolio(1)            13.30%                6.86%             7.66%
     ---------------------------------------------------------------------------------------------
     Capital Market Benchmark(2)              8.78%                5.43%             7.15%
     ---------------------------------------------------------------------------------------------

==================================================================================================
Class 2 Shares                               1 Year               5 Year       Since Inception
                                                                              (November 6, 2001)
     Flexible Income Portfolio(1)            13.02%                  N/A             6.98%
     ---------------------------------------------------------------------------------------------
     Capital Market Benchmark(2)              8.78%                  N/A             5.61%
==================================================================================================


To obtain more current Portfolio performance, including the most recent month-end performance, call (800) 222-5852.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains and dividends.

(2) The WM VT Flexible Income Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown from August 31, 1997 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Performance Review
The WM VT SAM Flexible Income Portfolio returned 13.30% for the year ended December 31, 2003. Both equity and bond markets rallied for much of the year, and the Portfolio posted solid results, outpacing its benchmark, which returned 8.78%. Longer-term results have also been favorable. The Portfolio outperformed its benchmark by an average annual rate of 1.43% for the five-year period ended December 31, 2003. (All Portfolio performance described above is for Class 1 shares.)

Economic/Market Review
Equity markets started slowly in 2003, with stock performance being hampered by geopolitical conflicts that reached a peak in the first quarter. As the potential for a war in Iraq loomed, business and consumer confidence declined causing further instability in the markets. Once the war in Iraq began, markets moved in lock step with perceptions of its progress, duration, and magnitude.

As equity markets receded, bond markets benefited, providing a safer haven in the flight to quality. This asset flow helped push interest rates lower. Bond markets rallied in response to these declining rates. However, longer-term U.S. Treasury securities suffered in June and July as interest rates reacted to stronger-than-expected economic growth by spiking higher. After settling slightly lower at the end of the summer, Treasury yields closed the year by moving higher in the fourth quarter. During the year, corporate bond issues benefited from improving balance sheets, and lower-rated, higher-yielding bonds led the fixed-income market by a wide margin. Mortgage rates also edged higher during the year. Both Treasuries and mortgage-backed securities underperformed corporate bonds for the year ended December 31, 2003. (As measured by the Lehman Brothers Government, Credit, and Mortgage indices.)

Global equity markets began to rebound in the second quarter of 2003 after geopolitical tensions eased and central banks injected significant stimulus into world economies. In June, the Federal Reserve trimmed the federal funds rate to a 45-year low of 1%. It has since released several statements reaffirming plans to keep interest rates low for as long as it takes to stimulate the economy and until they see signs of inflation, which has remained low. This monetary stimulus was coupled with a robust tax reduction package and rampant mortgage refinancing cash-outs, which lined the pockets of consumers and provided significant liquidity.

Throughout the summer and into the fall, this stimulus helped the economic backdrop improve, and equity markets continued their sharp advance. A cyclical economic rebound now seems to be underway. In fact, third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Indications also point toward healthy growth in the fourth quarter. Despite this liquidity-driven economic growth, several factors continue to impede business confidence levels. Excess capacity built up during the 1990s continues to curtail business investment. Firms now have begun to increase spending on capital equipment and technology, but they remain reluctant to add to overall payrolls. Consumer spending, which has been buoyed by the very strong housing market, could eventually be affected by the absence of job growth.

Despite these longer-term secular economic headwinds, the cyclical recovery has built stronger earnings and helped to push equity markets higher. Corporate balance sheets continued to be cleansed through strong productivity gains and cost-cutting measures, and earnings leverage has helped boost profitability during 2003. Investors' appetite for risk also reemerged during the year. The sectors and asset classes that suffered the most during the downturn rebounded significantly during the past year.

The effects of economic growth were also felt in the fixed-income markets. After rising sharply in early summer, interest rates have settled back a little, but the yield on 10-year Treasury bonds closed the year more than 100 basis points (1%) above its June low. Yields could move higher at the first sign of inflation.

Investment Strategy
The WM VT Flexible Income Portfolio is diversified among eleven funds, representing nine major asset classes. A combination of asset classes facilitates our ability to manage risk over a long-term investment horizon. Diversification also fueled relative performance with strong results from some nontraditional investment categories during the year.

The overall investment strategy for the year was to:

o Maintain overweighted positions in corporate and mortgage bonds to generate yield

o Take advantage of the higher-yielding segments of the corporate bond market

o Take some profits in investment-grade corporate bonds and shift assets to mortgages near the end of the year

o Add to equity positions to take advantage of the broad-based market rally

Review of Portfolio Allocations
During the past year, we shifted the Portfolio's equity weighting from 21% to 25%. Opportunities in stock valuations motivated this move, and the Portfolio benefited from the strong results of its equity allocations. Portfolio performance was also bolstered by its position in the WM VT Small Cap Stock Fund, which was the best-performing WM Fund during the year.

Fixed-income positions were led by the strong results of the WM High Yield Fund. We have overweighted high-yield corporate bonds since the summer of 2002, and although we may have been a little early, this allocation significantly boosted Portfolio performance this year. The WM VT Income Fund also provided strong results, spurred by falling corporate yield differentials relative to Treasuries, which drove the relative performance of corporate bonds. Mortgage-backed issues suffered through a period of record refinancing and prepayment, causing the WM VT U.S. Government Securities Fund to underperform. However, we now favor these issues and ended the year by taking some profits in investment-grade corporates in favor of mortgages. The WM VT Short Term Income Fund also provided stable, positive results and has less sensitivity should interest rates increase.

In May, we introduced a position in the WM VT REIT Fund, which invests primarily in real estate investment trust (REIT) securities. These holdings provided diversification benefits as well as additional performance strength throughout the second half of the year. Because REITs are typically more value-oriented positions, we reduced allocations in the WM VT Growth & Income Fund and WM VT Equity Income Fund when the Fund was introduced.

Overall, performance was very strong for many asset classes during the year, and the broad diversification of the WM VT Flexible Income Portfolio enhanced results. Certain nontraditional asset types led the market during the period, ultimately to the Portfolio's benefit. High-yield bonds, small-cap growth stocks, and real estate securities all contributed significantly to the Portfolio's performance. We believe these results underscore the benefits of active asset allocation, which has the potential not only to manage risk, but also to provide tactical opportunities for building wealth over the long term.

Outlook
We are encouraged by the cyclical, stimulus-driven economic recovery and the subsequent rally in equity markets. Markets have reacted to economic improvements and positive earnings growth. Yet, we remain vigilant concerning longer-term secular headwinds that could limit the rebound's magnitude. Equity markets may have already priced in much of this record stimulus, and we are watching the sustainability of current growth rates. We are seeking prudent opportunities to marginally shift assets into more attractively priced market segments. While 2003 was a year where risk was rewarded, we are looking for signals of a rotation that could reward quality and prudent stock selection. Our long-term discipline, with asset allocation and diversification at its core, remains our investment strategy regardless of short-term market cycles.


      Portfolio Allocation]                   Asset Class Diversification
    as of December 31, 2003(4)                as of December 31, 2003(4)

            [pie chart]                               [pie chart]

Income Fund                      27%      Corporate Bonds                  30%
U.S. Govt. Securities Fund       27%      Mortgage-Backed Bonds            29%
Short Term Income Fund           12%      U.S. Equity Large-Cap            13%
Growth & Income Fund              9%      U.S. Equity Mid-Cap               7%
WM High Yield Fund                8%      U.S. Treasuries                   7%
Growth Fund                       5%      Convertible Bonds                 3%
Equity Income Fund                4%      U.S. Equity Small-Cap             3%
Mid Cap Stock Fund                3%      Foreign Equity                    2%
Small Cap Stock Fund              2%      Asset-Backed Bonds                1%
West Coast Equity Fund            2%      Cash Equivalents                  5%
REIT Fund                         1%


(4) As of December 31, 2003 and may not reflect current allocations.

[PHOTO]                             Conservative Balanced Portfolio*

Value of a $10,000 Investment (Class 1 shares)(1)


                                  [graph]

       Conservative Balanced            40/60
                                      Benchmark
           Fund                         Index      S&P 500
                        Inflation     Grth 10K     Grth 10K     LB Agg
                        ---------                              ---------
Mar-98      $10,000
Apr-98      $10,000      $10,000      $10,000      $10,000      $10,000
May-98      $10,090      $10,018       $9,988       $9,828      $10,095
Jun-98      $10,163      $10,030      $10,201      $10,227      $10,181
Jul-98      $10,183      $10,042      $10,170      $10,119      $10,202
Aug-98      $10,233      $10,054       $9,681       $8,655      $10,368
Sep-98      $10,383      $10,066      $10,065       $9,210      $10,611
Oct-98      $10,323      $10,090      $10,361       $9,959      $10,555
Nov-98      $10,404      $10,090      $10,648      $10,563      $10,615
Dec-98      $10,424      $10,084      $10,912      $11,171      $10,647
Jan-99      $10,493      $10,108      $11,141      $11,638      $10,722
Feb-99      $10,363      $10,121      $10,886      $11,276      $10,535
Mar-99      $10,446      $10,151      $11,096      $11,727      $10,593
Apr-99      $10,538      $10,225      $11,289      $12,181      $10,627
May-99      $10,497      $10,225      $11,124      $11,893      $10,533
Jun-99      $10,472      $10,225      $11,349      $12,553      $10,499
Jul-99      $10,482      $10,256      $11,179      $12,162      $10,455
Aug-99      $10,460      $10,280      $11,153      $12,101      $10,450
Sep-99      $10,567      $10,330      $11,109      $11,769      $10,571
Oct-99      $10,599      $10,348      $11,414      $12,514      $10,610
Nov-99      $10,620      $10,355      $11,507      $12,768      $10,609
Dec-99      $10,618      $10,355      $11,745      $13,521      $10,558
Jan-00      $10,596      $10,379      $11,485      $12,842      $10,524
Feb-00      $10,693      $10,441      $11,482      $12,599      $10,651
Mar-00      $10,786      $10,526      $12,023      $13,831      $10,792
Apr-00      $10,786      $10,533      $11,857      $13,415      $10,760
May-00      $10,743      $10,539      $11,756      $13,140      $10,755
Jun-00      $10,917      $10,600      $12,018      $13,463      $10,979
Jul-00      $10,994      $10,618      $12,009      $13,253      $11,078
Aug-00      $11,359      $10,631      $12,411      $14,076      $11,239
Sep-00      $11,250      $10,686      $12,196      $13,333      $11,310
Oct-00      $11,217      $10,704      $12,224      $13,277      $11,385
Nov-00      $10,904      $10,711      $11,959      $12,231      $11,571
Dec-00      $11,152      $10,704      $12,116      $12,291      $11,787
Jan-01      $11,580      $10,772      $12,406      $12,727      $11,979
Feb-01      $11,254      $10,815      $12,018      $11,566      $12,083
Mar-01      $11,011      $10,840      $11,750      $10,833      $12,143
Apr-01      $11,284      $10,883      $12,086      $11,675      $12,092
May-01      $11,398      $10,932      $12,162      $11,753      $12,165
Jun-01      $11,421      $10,950      $12,071      $11,467      $12,211
Jul-01      $11,455      $10,920      $12,186      $11,355      $12,485
Aug-01      $11,341      $10,920      $11,965      $10,644      $12,628
Sep-01      $10,955      $10,969      $11,662       $9,784      $12,775
Oct-01      $11,171      $10,932      $11,898       $9,971      $13,042
Nov-01      $11,364      $10,913      $12,165      $10,736      $12,862
Dec-01      $11,421      $10,871      $12,161      $10,830      $12,779
Jan-02      $11,364      $10,896      $12,149      $10,672      $12,883
Feb-02      $11,318      $10,939      $12,126      $10,466      $13,008
Mar-02      $11,455      $11,000      $12,187      $10,860      $12,792
Apr-02      $11,376      $11,062      $12,034      $10,202      $13,040
May-02      $11,399      $11,062      $12,060      $10,126      $13,151
Jun-02      $11,129      $11,069      $11,779       $9,405      $13,265
Jul-02      $10,819      $11,081      $11,498       $8,672      $13,426
Aug-02      $10,934      $11,117      $11,645       $8,729      $13,653
Sep-02      $10,635      $11,136      $11,251       $7,780      $13,874
Oct-02      $10,923      $11,155      $11,616       $8,465      $13,810
Nov-02      $11,233      $11,155      $11,888       $8,963      $13,806
Dec-02      $11,164      $11,131      $11,756       $8,436      $14,092
Jan-03      $11,153      $11,180      $11,639       $8,215      $14,104
Feb-03      $11,164      $11,266      $11,666       $8,092      $14,299
Mar-03      $11,199      $11,333      $11,706       $8,170      $14,288
Apr-03      $11,601      $11,308      $12,150       $8,844      $14,406
May-03      $12,049      $11,290      $12,541       $9,310      $14,674
Jun-03      $12,135      $11,303      $12,590       $9,429      $14,645
Jul-03      $12,053      $11,315      $12,425       $9,595      $14,153
Aug-03      $12,194      $11,358      $12,571       $9,782      $14,246
Sep-03      $12,359      $11,396      $12,718       $9,678      $14,624
Oct-03      $12,628      $11,383      $12,936      $10,226      $14,488
Nov-03      $12,745      $11,352      $13,001      $10,316      $14,522
Dec-03      $13,074      $11,331      $13,353      $10,856      $14,671

==================================================================================================
Average Annual Total Returns as of 12/31/03(1)

Class 1 Shares                               1 Year                5 Year       Since Inception
                                                                                (April 23, 1998)
    Conservative Balanced Portfolio(1)       17.09%                4.63%              4.82%
    ----------------------------------------------------------------------------------------------
    Capital Market Benchmark(2)              13.57%                4.11%              5.23%
    ----------------------------------------------------------------------------------------------

==================================================================================================
Class 2 Shares                               1 Year                5 Year      Since Inception
                                                                              (November 6, 2001)
    Conservative Balanced Portfolio(1)       16.83%                  N/A              6.84%
    ----------------------------------------------------------------------------------------------
    Capital Market Benchmark(2)              13.57%                  N/A              5.46%
==================================================================================================

To obtain more current Portfolio performance, including the most recent month-end performance, call (800) 222-5852.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

*    As of 8/1/00, the WM VT Income Portfolio became the WM VT
     Conservative Balanced Portfolio and the Portfolio's objectives and strategies changed. This information should be taken into consideration when reviewing past performance.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through October 31, 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains and dividends.

(2) The WM VT Conservative Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown from April 30, 1998 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Performance Review
The WM VT SAM Conservative Balanced Portfolio returned 17.09% for the year ended December 31, 2003. Both equity and bond markets rallied for much of the year, and the Portfolio posted solid results, outpacing its benchmark, which returned 13.57%. Please note that due to a significant shift in the Portfolio's investment objective in 2000, long-term performance comparisons may not be relevant. (All Portfolio performance described above is for Class 1 shares.)

Economic/Market Review
Equity markets started slowly in 2003, with strong performance being hampered by geopolitical conflicts that reached a peak in the first quarter. As the potential for a war in Iraq loomed, business and consumer confidence declined causing further instability in the markets. Once the war in Iraq began, markets moved in lock step with perceptions of its progress, duration, and magnitude.

As equity markets receded, bond markets benefited, providing a safer haven in the flight to quality during the first quarter. This asset flow helped push interest rates lower. Bond markets rallied in response to these declining rates. However, longer-term U.S. Treasury securities suffered in June and July as interest rates reacted to stronger-than-expected economic growth by spiking higher. After settling slightly lower at the end of the summer, Treasury yields closed the year by moving higher in the fourth quarter. During the year, corporate bond issues benefited from improving balance sheets, and lower-rated, higher-yielding bonds led the fixed-income market by a wide margin. Mortgage rates also edged higher during the year. Both Treasuries and mortgage-backed securities underperformed corporate bonds for the year ended December 31, 2003. (As measured by the Lehman Brothers Government, Credit, and Mortgage indices.)

Global equity markets began to rebound in the second quarter of 2003 after geopolitical tensions eased and central banks injected significant stimulus into world economies. In June, the Federal Reserve trimmed the federal funds rate to a 45-year low of 1%. It has since released several statements reaffirming plans to keep interest rates low for as long as it takes to stimulate the economy and until they see signs of inflation, which has remained low. This monetary stimulus was coupled with a robust tax reduction package and rampant mortgage refinancing cash-outs, which lined the pockets of consumers and provided significant liquidity.

Throughout the summer and into the fall, this stimulus helped the economic backdrop improve, and equity markets continued their sharp advance. A cyclical economic rebound now seems to be underway. In fact, third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Indications also point toward healthy growth in the fourth quarter. Despite this liquidity-driven economic growth, several factors continue to impede business confidence levels. Excess capacity built up during the 1990s continues to curtail investment. Firms now have begun to increase spending on capital equipment and technology, but they remain reluctant to add to overall payrolls. Consumer spending, which has been buoyed by the very strong housing market, could eventually be affected by the absence of job growth.

Despite these longer-term secular economic headwinds, the cyclical recovery has built stronger earnings and helped to push equity markets higher. Corporate balance sheets continue to be cleansed through strong productivity gains and cost-cutting measures, and earnings leverage has helped boost profitability during 2003. Investors' appetite for risk also reemerged during the past year. The sectors and asset classes that suffered the most during the downturn rebounded significantly during the year. Small-cap and foreign equities, as well as the technology sector, returned to favor in 2003 and led the broad-based rally with very strong results. Most major market segments reported positive results, with the S&P 500 closing the year up more than 28%.

Investment Strategy
The WM VT Conservative Balanced Portfolio is diversified among twelve funds, representing eight major asset classes. A combination of asset classes facilitates our ability to manage risk over a long-term investment horizon. Diversification also fueled relative performance with strong results from some nontraditional investment categories during the year.

The overall investment strategy for the year was to:

o Add to equity positions to take advantage of the broad-based market rally

o Heavily weight corporate bonds and take advantage of higher-yielding segments of this market

o Broaden equity positions, increasing holdings in smaller-cap stocks, which led the market throughout the recovery, and introducing a position in the WM VT REIT Fund

o Take some profits in investment-grade corporate bonds and add to mortgages near the end of the year

Review of Portfolio Allocations
During the past year, we shifted the Portfolio's equity weighting from 33% to 38%. Opportunities in stock valuations motivated this move, and the Portfolio benefited from the strong results of its equity allocations. Portfolio performance was also bolstered by its position in the WM VT Small Cap Stock Fund, which was the best-performing WM Fund during the year.

Fixed-income positions were led by the strong results of the WM High Yield Fund. We have overweighted high-yield corporate bonds since the summer of 2002, and although we may have been a little early, this allocation significantly boosted Portfolio performance this year. The WM VT Income Fund also provided strong results, spurred by falling corporate yield differentials relative to Treasuries, which drove the relative performance of corporate bonds. Mortgage-backed issues suffered through a period of record refinancing and prepayment, causing the WM VT U.S. Government Securities Fund to underperform. However, we now favor these issues and ended the year by taking some profits in investment-grade corporates in favor of mortgages. The WM VT Short Term Income Fund also provided stable, positive results and has less sensitivity should interest rates increase.

In May, we introduced a position in the WM VT REIT Fund, which invests primarily in real estate investment trust (REIT) securities. These holdings provided diversification benefits as well as additional performance strength throughout the second half of the year. Because REITs are typically more value-oriented positions, we reduced allocations in the WM VT Growth & Income Fund and WM VT Equity Income Fund when the Fund was introduced. Foreign holdings also contributed to the Portfolio's performance as the economic recovery spread globally.

Overall, performance was very strong for many asset classes during the year, and the broad diversification of the WM VT Conservative Balanced Portfolio enhanced results. Certain nontraditional asset types led the market during the period, ultimately to the Portfolio's benefit. High-yield bonds, small-cap growth stocks, international equities, and real estate securities all contributed significantly to the Portfolio's performance. We believe these results underscore the benefits of active asset allocation, which has the potential not only to manage risk, but also to provide tactical opportunities for building wealth over the long term.

Outlook
We are encouraged by the cyclical, stimulus-driven economic recovery and the subsequent rally in equity markets. Markets have reacted to economic improvements and positive earnings growth. Yet, we remain vigilant concerning longer-term secular headwinds that could limit the rebound's magnitude. Equity markets may have already priced in much of this record stimulus, and we are watching the sustainability of current growth rates. We are also seeking prudent opportunities to marginally shift assets into more attractively priced market segments. While 2003 was a year where risk was rewarded, we are looking for signals of a rotation that could reward quality and prudent stock selection. Our long-term discipline, with asset allocation and diversification at its core, remains our investment strategy regardless of short-term market cycles.

      Portfolio Allocation                     Asset Class Diversification
    as of December 31, 2003(4)                  as of December 31, 2003(4)

            [pie chart]                               [pie chart]

U.S. Govt. Securities Fund       23%      Mortgage-Backed Bonds           25%
Income Fund                      23%      Corporate Bonds                 24%
Growth & Income Fund             10%      U.S. Equity Large-Cap           18%
WM High Yield Fund                8%      U.S. Equity Mid-Cap             10%
Short Term Income Fund            7%      Foreign Equity                   7%
Growth Fund                       7%      U.S. Treasuries                  5%
Equity Income Fund                6%      U.S. Equity Small-Cap            3%
West Coast Equity Fund            4%      Convertible Bonds                3%
Mid Cap Stock Fund                4%      Cash Equivalents                 5%
Small Cap Stock Fund              3%
International Growth Fund         3%
REIT Fund                         2%


(4) As of December 31, 2003 and may not reflect current allocations.

[PHOTO]                                            Balanced Portfolio

Value of a $10,000 Investment (Class 1 shares)(1)


                                  [graph]

       SAM Balanced                    60/40
                                     Benchmark
           Fund                        Index       S&P 500
                      Inflation      Grth 10K     Grth 10K      LB Agg
                    -------------                          -------------

May-97      $10,000      $10,000      $10,000      $10,000      $10,000
Jun-97      $10,190      $10,012      $10,315      $10,446      $10,119
Jul-97      $10,680      $10,024      $10,917      $11,275      $10,392
Aug-97      $10,350      $10,043      $10,516      $10,648      $10,304
Sep-97      $10,700      $10,068      $10,924      $11,232      $10,456
Oct-97      $10,390      $10,093      $10,769      $10,857      $10,608
Nov-97      $10,390      $10,087      $11,087      $11,360      $10,657
Dec-97      $10,470      $10,075      $11,247      $11,555      $10,764
Jan-98      $10,600      $10,094      $11,380      $11,683      $10,902
Feb-98      $11,110      $10,113      $11,869      $12,526      $10,893
Mar-98      $11,410      $10,133      $12,250      $13,167      $10,931
Apr-98      $11,580      $10,151      $12,349      $13,300      $10,987
May-98      $11,440      $10,169      $12,269      $13,071      $11,092
Jun-98      $11,655      $10,181      $12,610      $13,602      $11,186
Jul-98      $11,534      $10,194      $12,539      $13,458      $11,210
Aug-98      $10,378      $10,206      $11,534      $11,512      $11,392
Sep-98      $10,719      $10,218      $12,085      $12,250      $11,659
Oct-98      $11,182      $10,243      $12,649      $13,245      $11,597
Nov-98      $11,655      $10,243      $13,138      $14,048      $11,663
Dec-98      $12,268      $10,237      $13,608      $14,857      $11,698
Jan-99      $12,691      $10,261      $13,988      $15,478      $11,781
Feb-99      $12,399      $10,273      $13,630      $14,997      $11,575
Mar-99      $12,929      $10,304      $13,987      $15,597      $11,639
Apr-99      $13,412      $10,379      $14,329      $16,200      $11,676
May-99      $13,103      $10,379      $14,076      $15,818      $11,573
Jun-99      $13,627      $10,379      $14,526      $16,696      $11,536
Jul-99      $13,461      $10,411      $14,230      $16,175      $11,488
Aug-99      $13,450      $10,436      $14,184      $16,094      $11,482
Sep-99      $13,579      $10,486      $14,017      $15,653      $11,615
Oct-99      $14,029      $10,505      $14,569      $16,644      $11,658
Nov-99      $14,614      $10,511      $14,747      $16,982      $11,657
Dec-99      $15,666      $10,511      $15,239      $17,982      $11,601
Jan-00      $15,351      $10,536      $14,759      $17,079      $11,563
Feb-00      $15,918      $10,598      $14,663      $16,757      $11,703
Mar-00      $16,435      $10,685      $15,602      $18,395      $11,857
Apr-00      $15,958      $10,692      $15,302      $17,842      $11,823
May-00      $15,693      $10,698      $15,111      $17,476      $11,817
Jun-00      $16,029      $10,760      $15,460      $17,906      $12,063
Jul-00      $15,846      $10,778      $15,372      $17,627      $12,172
Aug-00      $16,564      $10,791      $16,035      $18,721      $12,349
Sep-00      $16,246      $10,847      $15,566      $17,733      $12,427
Oct-00      $16,160      $10,866      $15,568      $17,658      $12,509
Nov-00      $15,373      $10,872      $14,934      $16,267      $12,714
Dec-00      $15,741      $10,866      $15,090      $16,346      $12,950
Jan-01      $16,512      $10,934      $15,509      $16,927      $13,161
Feb-01      $15,731      $10,978      $14,715      $15,383      $13,276
Mar-01      $15,188      $11,003      $14,185      $14,408      $13,342
Apr-01      $15,779      $11,047      $14,822      $15,527      $13,286
May-01      $15,998      $11,097      $14,917      $15,631      $13,366
Jun-01      $16,035      $11,116      $14,722      $15,251      $13,417
Jul-01      $15,932      $11,085      $14,767      $15,102      $13,717
Aug-01      $15,615      $11,085      $14,280      $14,157      $13,875
Sep-01      $14,753      $11,135      $13,655      $13,013      $14,036
Oct-01      $15,093      $11,097      $13,925      $13,261      $14,329
Nov-01      $15,568      $11,078      $14,489      $14,278      $14,132
Dec-01      $15,761      $11,035      $14,528      $14,404      $14,041
Jan-02      $15,523      $11,060      $14,448      $14,194      $14,155
Feb-02      $15,342      $11,104      $14,337      $13,920      $14,292
Mar-02      $15,737      $11,166      $14,565      $14,443      $14,055
Apr-02      $15,397      $11,229      $14,148      $13,568      $14,328
May-02      $15,364      $11,229      $14,134      $13,468      $14,449
Jun-02      $14,804      $11,236      $13,579      $12,509      $14,575
Jul-02      $14,098      $11,248      $13,010      $11,533      $14,751
Aug-02      $14,225      $11,285      $13,149      $11,609      $15,001
Sep-02      $13,554      $11,304      $12,377      $10,347      $15,244
Oct-02      $14,109      $11,324      $13,008      $11,258      $15,174
Nov-02      $14,677      $11,324      $13,466      $11,921      $15,169
Dec-02      $14,376      $11,299      $13,103      $11,220      $15,483
Jan-03      $14,259      $11,348      $12,901      $10,926      $15,497
Feb-03      $14,178      $11,436      $12,856      $10,762      $15,711
Mar-03      $14,201      $11,504      $12,926      $10,866      $15,698
Apr-03      $14,918      $11,479      $13,609      $11,762      $15,829
May-03      $15,659      $11,461      $14,141      $12,382      $16,123
Jun-03      $15,830      $11,473      $14,239      $12,540      $16,091
Jul-03      $15,888      $11,486      $14,197      $12,761      $15,550
Aug-03      $16,149      $11,530      $14,400      $13,010      $15,653
Sep-03      $16,267      $11,568      $14,461      $12,872      $16,068
Oct-03      $16,848      $11,555      $14,897      $13,600      $15,918
Nov-03      $17,073      $11,524      $14,990      $13,720      $15,956
Dec-03      $17,642      $11,502      $15,522      $14,439      $16,119

==================================================================================================
Average Annual Total Returns as of 12/31/03(1)

Class 1 Shares                               1 Year               5 Year        Since Inception
                                                                                 (June 3, 1997)
      Balanced Portfolio(1)                  22.74%                7.55%            9.02%
      --------------------------------------------------------------------------------------------
      Capital Market Benchmark(2)            18.49%                2.67%            6.91%
      --------------------------------------------------------------------------------------------

==================================================================================================
Class 2 Shares                               1 Year               5 Year        Since Inception
                                                                              (November 6, 2001)
      Balanced Portfolio(1)                  22.46%                 N/A             6.55%
      --------------------------------------------------------------------------------------------
      Capital Market Benchmark(2)            18.49%                 N/A             5.14%
==================================================================================================

To obtain more current Portfolio performance, including the most recent month-end performance, call (800) 222-5852.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains and dividends.

(2) The WM VT Balanced Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown from May 31, 1997 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Performance Review
The WM VT SAM Balanced Portfolio returned 22.74% for the year ended December 31, 2003. Both equity and bond markets rallied for much of the year, and the Portfolio posted solid results, outpacing its benchmark, which returned 18.49%. Longer-term results have also been favorable. The Portfolio outperformed its benchmark by an average annual rate of 4.88% for the five-year period ended December 31, 2003. (All Portfolio performance described above is for Class 1 shares.)

Economic/Market Review
Equity markets started slowly in 2003, with stock performance being hampered by geopolitical conflicts that reached a peak in the first quarter. As the potential for a war in Iraq loomed, business and consumer confidence declined causing further instability in the markets. Once the war in Iraq began, markets moved in lock step with perceptions of its progress, duration, and magnitude.

Global equity markets began to rebound in the second quarter of 2003 after geopolitical tensions eased and central banks injected significant stimulus into world economies. In June, the Federal Reserve trimmed the federal funds rate to a 45-year low of 1%. It has since released several statements reaffirming plans to keep interest rates low for as long as it takes to stimulate the economy and until they see signs of inflation, which has remained low. This monetary stimulus was coupled with a robust tax reduction package and rampant mortgage refinancing cash-outs, which lined the pockets of consumers and provided significant liquidity.

Throughout the summer and into the fall, this stimulus helped the economic backdrop improve, and equity markets continued their sharp advance. A cyclical economic rebound now seems to be underway. In fact, third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Indications also point towards healthy growth in the fourth quarter. Despite this liquidity-driven economic growth, several factors continue to impede business confidence levels. Excess capacity built up during the 1990s continues to curtail investment. Firms now have begun to increase spending on capital equipment and technology, but they remain reluctant to add to overall payrolls. Consumer spending, which has been buoyed by the very strong housing market, could eventually be affected by the absence of job growth.

Despite these longer-term secular economic headwinds, the cyclical recovery has built stronger earnings and helped to push equity markets higher. Corporate balance sheets continue to be cleansed through strong productivity gains and cost-cutting measures, and earnings leverage has helped boost profitability during 2003. Investors' appetite for risk also reemerged during the year. The sectors and asset classes that suffered the most during the downturn rebounded significantly during the past year. Small-cap and foreign equities, as well as the technology sector, returned to favor in 2003 and led the broad-based rally with very strong results. Most major market segments reported positive results, with the S&P 500 closing the year up more than 28%.

Bond markets rallied early in the year in response to declining interest rates. However, longer-term U.S. Treasury securities suffered in June and July as interest rates reacted to stronger-than-expected economic growth by spiking higher. After settling slightly lower at the end of the summer, Treasury yields closed the year by moving higher in the fourth quarter. During the year, corporate bond issues benefited from improving balance sheets, and lower-rated, higher-yielding bonds led the fixed-income market by a wide margin. Mortgage rates also edged higher during the year. Both Treasuries and mortgage-backed securities underperformed corporate bonds for the year ended December 31, 2003. (As measured by the Lehman Brothers Government, Credit, and Mortgage indices.)

Investment Strategy
The WM VT Balanced Portfolio is diversified among twelve funds, representing eight major asset classes. A combination of asset classes facilitates our ability to manage risk over a long-term investment horizon. Diversification also fueled relative performance with strong results from some nontraditional investment categories during the year.

The overall investment strategy for the year was to:

o Add to equity positions to take advantage of the broad-based market rally

o Increase positions in smaller-cap stocks, which led the market throughout the recovery

o Maintain a balance in growth and value positions, but add slightly to cyclically sensitive growth holdings and sectors

o Heavily weight corporate bonds and take advantage of higher-yielding segments of this market

Review of Portfolio Allocations
During the past year, we shifted the Portfolio's equity weighting from 52% to 58%. Opportunities in stock valuations motivated this move, and the Portfolio benefited from the strong results of its equity allocations. Portfolio performance was also bolstered by its position in the WM VT Small Cap Stock Fund, which was the best-performing WM Fund during the year. Although we maintained relatively balanced allocations in both growth and value positions, we increased exposure to the WM VT Growth Fund to benefit from the strength in cyclically sensitive sectors.

In May, we introduced a position in the WM VT REIT Fund, which invests primarily in real estate investment trust (REIT) securities. These holdings provided diversification benefits as well as additional performance strength throughout the second half of the year. Because REITs are typically more value-oriented positions, we slightly reduced allocations in the WM VT Growth & Income Fund and WM VT Equity Income Fund when the Fund was introduced. Foreign holdings also contributed to the Portfolio's performance as the economic recovery spread globally.

Fixed-income positions were led by the strong results of the WM High Yield Fund. We have overweighted high-yield corporate bonds since the summer of 2002, and although we may have been a little early, this allocation significantly boosted Portfolio performance this year. The WM VT Income Fund also provided strong results, spurred by falling corporate yield differentials relative to Treasuries, which drove the relative performance of corporate bonds. Mortgage-backed issues suffered through a period of record refinancing and prepayment, causing the WM VT U.S. Government Securities Fund to underperform. However, we now favor these issues and ended the period by taking profits in investment-grade corporates in favor of mortgages.

Overall, performance was very strong for many asset classes during the year, and the broad diversification of the WM VT Balanced Portfolio enhanced results. Certain nontraditional asset types led the market during the period, ultimately to the Portfolio's benefit. Small-cap growth stocks, high-yield bonds, international equities, and real estate securities all contributed significantly to the Portfolio's performance. We believe these results underscore the benefits of active asset allocation, which has the potential not only to manage risk, but also to provide tactical opportunities for building wealth over the long term.

Outlook
We are encouraged by the cyclical, stimulus-driven economic recovery and the subsequent rally in equity markets. Markets have reacted to economic improvements and positive earnings growth. Yet, we remain vigilant concerning longer-term secular headwinds that could limit the rebound's magnitude. Equity markets may have already priced in much of this record stimulus, and we are watching the sustainability of current growth rates. We are seeking prudent opportunities to marginally shift assets into more attractively priced market segments. While 2003 was a year where risk was rewarded, we are looking for signals of a rotation that could reward quality and prudent stock selection. Our long-term discipline, with asset allocation and diversification at its core, remains our investment strategy regardless of short-term market cycles.



      Portfolio Allocation                   Asset Class Diversification
    as of December 31, 2003(4)                as of December 31, 2003(4)

            [pie chart]                               [pie chart]

Growth & Income Fund             15%      U.S. Equity Large-Cap           27%
Income Fund                      14%      Mortgage-Backed Bonds           15%
U.S. Govt. Securities Fund       14%      U.S. Equity Mid-Cap             15%
Growth Fund                      11%      Corporate Bonds                 14%
Equity Income Fund               10%      Foreign Equity                  11%
WM High Yield Fund                7%      U.S. Equity Small-Cap            5%
West Coast Equity Fund            6%      Convertible Bonds                3%
Mid Cap Stock Fund                6%      U.S. Treasuries                  3%
International Growth Fund         6%      Cash Equivalents                 7%
Small Cap Stock Fund              4%
REIT Fund                         3%
Short Term Income Fund            1%
Cash Equivalents(5)               3%

(4) As of December 31, 2003 and may not reflect current allocations.
(5) Represents cash holdings outside of the WM Funds approved for use in the VT Balanced Portfolio.

[PHOTO]                                   Conservative Growth Portfolio

Value of a $10,000 Investment (Class 1 shares)(1)


                                  [graph]

         SAM Con Growth                 80/20
                                      Benchmark
             Fund                       Index      S&P 500
                        Inflation     Grth 10K     Grth 10K
                      -------------
May-97      $10,000      $10,000      $10,000      $10,000
Jun-97      $10,300      $10,012      $10,381      $10,446
Jul-97      $10,860      $10,024      $11,096      $11,275
Aug-97      $10,420      $10,043      $10,584      $10,648
Sep-97      $10,850      $10,068      $11,079      $11,232
Oct-97      $10,420      $10,093      $10,815      $10,857
Nov-97      $10,400      $10,087      $11,226      $11,360
Dec-97      $10,490      $10,075      $11,404      $11,555
Jan-98      $10,620      $10,094      $11,534      $11,683
Feb-98      $11,310      $10,113      $12,197      $12,526
Mar-98      $11,710      $10,133      $12,704      $13,167
Apr-98      $11,880      $10,151      $12,820      $13,300
May-98      $11,590      $10,169      $12,667      $13,071
Jun-98      $11,856      $10,181      $13,100      $13,602
Jul-98      $11,615      $10,194      $12,994      $13,458
Aug-98      $10,030      $10,206      $11,534      $11,512
Sep-98      $10,522      $10,218      $12,178      $12,250
Oct-98      $11,093      $10,243      $12,958      $13,245
Nov-98      $11,746      $10,243      $13,601      $14,048
Dec-98      $12,578      $10,237      $14,236      $14,857
Jan-99      $13,151      $10,261      $14,733      $15,478
Feb-99      $12,769      $10,273      $14,314      $14,997
Mar-99      $13,461      $10,304      $14,788      $15,597
Apr-99      $14,124      $10,379      $15,255      $16,200
May-99      $13,813      $10,379      $14,941      $15,818
Jun-99      $14,567      $10,379      $15,595      $16,696
Jul-99      $14,321      $10,411      $15,193      $16,175
Aug-99      $14,311      $10,436      $15,131      $16,094
Sep-99      $14,424      $10,486      $14,834      $15,653
Oct-99      $15,080      $10,505      $15,597      $16,644
Nov-99      $15,931      $10,511      $15,849      $16,982
Dec-99      $17,530      $10,511      $16,582      $17,982
Jan-00      $17,160      $10,536      $15,903      $17,079
Feb-00      $17,991      $10,598      $15,701      $16,757
Mar-00      $18,698      $10,685      $16,972      $18,395
Apr-00      $17,929      $10,692      $16,553      $17,842
May-00      $17,478      $10,698      $16,279      $17,476
Jun-00      $17,892      $10,760      $16,668      $17,906
Jul-00      $17,581      $10,778      $16,490      $17,627
Aug-00      $18,588      $10,791      $17,358      $18,721
Sep-00      $18,058      $10,847      $16,646      $17,733
Oct-00      $17,903      $10,866      $16,611      $17,658
Nov-00      $16,635      $10,872      $15,618      $16,267
Dec-00      $17,093      $10,866      $15,736      $16,346
Jan-01      $18,110      $10,934      $16,234      $16,927
Feb-01      $16,884      $10,978      $15,078      $15,383
Mar-01      $16,043      $11,003      $14,328      $14,408
Apr-01      $16,998      $11,047      $15,207      $15,527
May-01      $17,268      $11,097      $15,307      $15,631
Jun-01      $17,282      $11,116      $15,021      $15,251
Jul-01      $16,983      $11,085      $14,970      $15,102
Aug-01      $16,395      $11,085      $14,254      $14,157
Sep-01      $15,065      $11,135      $13,366      $13,013
Oct-01      $15,465      $11,097      $13,625      $13,261
Nov-01      $16,196      $11,078      $14,424      $14,278
Dec-01      $16,484      $11,035      $14,506      $14,404
Jan-02      $16,086      $11,060      $14,360      $14,194
Feb-02      $15,741      $11,104      $14,166      $13,920
Mar-02      $16,396      $11,166      $14,545      $14,443
Apr-02      $15,786      $11,229      $13,897      $13,568
May-02      $15,698      $11,229      $13,838      $13,468
Jun-02      $14,877      $11,236      $13,073      $12,509
Jul-02      $13,870      $11,248      $12,290      $11,533
Aug-02      $13,961      $11,285      $12,396      $11,609
Sep-02      $12,999      $11,304      $11,358      $10,347
Oct-02      $13,709      $11,324      $12,148      $11,258
Nov-02      $14,419      $11,324      $12,718      $11,921
Dec-02      $13,926      $11,299      $12,173      $11,220
Jan-03      $13,742      $11,348      $11,920      $10,926
Feb-03      $13,581      $11,436      $11,810      $10,762
Mar-03      $13,604      $11,504      $11,900      $10,866
Apr-03      $14,486      $11,479      $12,704      $11,762
May-03      $15,368      $11,461      $13,287      $12,382
Jun-03      $15,586      $11,473      $13,417      $12,540
Jul-03      $15,797      $11,486      $13,517      $12,761
Aug-03      $16,113      $11,530      $13,745      $13,010
Sep-03      $16,171      $11,568      $13,701      $12,872
Oct-03      $16,955      $11,555      $14,296      $13,600
Nov-03      $17,225      $11,524      $14,403      $13,720
Dec-03      $17,927      $11,502      $15,037      $14,439

==================================================================================================
Average Annual Total Returns as of 12/31/03(1)

Class 1 Shares                               1 Year               5 Year        Since Inception
                                                                                 (June 3, 1997)
      Conservative Growth Portfolio(1)       28.74%                7.35%             9.28%
      --------------------------------------------------------------------------------------------
      Capital Market Benchmark(2)            23.53%                1.11%             6.40%
      --------------------------------------------------------------------------------------------

==================================================================================================
Class 2 Shares                               1 Year               5 Year        Since Inception
                                                                              (November 6, 2001)
      Conservative Growth Portfolio(1)       28.36%                  N/A             5.82%
      --------------------------------------------------------------------------------------------
      Capital Market Benchmark(2)            23.53%                  N/A             4.66%
==================================================================================================

To obtain more current Portfolio performance, including the most recent month-end performance, call (800) 222-5852.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains and dividends.

(2) The WM VT Conservative Growth Portfolio's benchmark is a capital market index that is intended to represent a relevant proxy for market and Portfolio performance. The benchmark allocation is: 80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index. For comparative purposes, the benchmark's performance is shown from May 31, 1997 (Class 1 shares) and October 31, 2001 (Class 2 shares) and not from the inception of the index. The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the fixed-income market as a whole. The returns shown for the indices assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Performance Review
The WM VT SAM Conservative Growth Portfolio returned 28.74% for the year ended December 31, 2003. Both equity and bond markets rallied for much of the year, and the Portfolio posted solid results, outpacing its benchmark, which returned 23.53%. In fact, the Portfolio outpaced the S&P 500 Index (28.70% return) despite having more than 20% in fixed-income investments. Longer-term results have also been favorable. The Portfolio outperformed its bench-mark by an average annual rate of 6.24% for the five-year period ended December 31, 2003. (All Portfolio performance described above is for Class 1 shares.)

Economic/Market Review
Equity markets started slowly in 2003, with stock performance being hampered by geopolitical conflicts that reached a peak in the first quarter. As the potential for a war in Iraq loomed, business and consumer confidence declined causing further instability in the markets. Once the war in Iraq began, markets moved in lock step with perceptions of its progress, duration, and magnitude.

Global equity markets began to rebound in the second quarter of 2003 after geopolitical tensions eased and central banks injected significant stimulus into world economies. In June, the Federal Reserve trimmed the federal funds rate to a 45-year low of 1%. It has since released several statements reaffirming plans to keep interest rates low for as long as it takes to stimulate the economy and until they see signs of inflation, which has remained low. This monetary stimulus was coupled with a robust tax reduction package and rampant mortgage refinancing cash-outs, which lined the pockets of consumers and provided significant liquidity.

Throughout the summer and into the fall, this stimulus helped the economic backdrop improve, and equity markets continued their sharp advance. A cyclical economic rebound now seems to be underway. In fact, third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Indications also point toward healthy growth in the fourth quarter. Despite this liquidity-driven economic growth, several factors continue to impede business confidence levels. Excess capacity built up during the 1990s continues to curtail investment. Firms now have begun to increase spending on capital equipment and technology, but they remain reluctant to add to overall payrolls. Consumer spending, which has been buoyed by the very strong housing market, could eventually be affected by the absence of job growth.

Despite these longer-term secular economic headwinds, the cyclical recovery has built stronger earnings and helped to push equity markets higher. Corporate balance sheets continue to be cleansed through strong productivity gains and cost-cutting measures, and earnings leverage helped boost profitability during 2003. Investors' appetite for risk also reemerged during the year. The sectors and asset classes that suffered the most during the downturn rebounded significantly during the past year. Small-cap and foreign equities, as well as the technology sector, returned to favor in 2003 and led the broad-based rally with very strong results. Most major market segments reported positive results, with the S&P 500 closing the year up more than 28%.

Bond markets rallied for much of the year in response to declining interest rates. However, longer-term U.S. Treasury securities suffered in June and July as interest rates reacted to stronger-than-expected economic growth by spiking higher. Corporate bond issues benefited from improving balance sheets, and lower-rated, higher-yielding bonds led the fixed-income market by a wide margin.

Investment Strategy

The WM VT Conservative Growth Portfolio is diversified among eleven funds, representing eight major asset classes. A combination of asset classes facilitates our ability to manage risk over a long-term investment horizon. Diversification also fueled relative performance with strong results from some nontraditional investment categories during the year.

The overall investment strategy for the year was to:

o Add to equity positions to take advantage of the broad-based market rally

o Increase positions in both small- and mid-cap stocks, which led the market throughout the recovery

o Maintain a balance in growth and value positions, but add slightly to cyclically sensitive growth holdings and sectors

o Build corporate bond positions and take advantage of higher-yielding segments of this market

Review of Portfolio Allocations
During the past year, we shifted the Portfolio's equity weighting from 73% to 76%. Opportunities in stock valuations motivated this move, and the Portfolio benefited from the strong results of its equity allocations. Portfolio performance was also bolstered by its position in the WM VT Small Cap Stock Fund, which was the best-performing WM Fund during the year. Although we maintained relatively balanced allocations in both growth and value positions, we slightly increased exposure to the WM VT Growth Fund to benefit from the strength in cyclically sensitive sectors.

In May, we introduced a position in the WM VT REIT Fund, which invests primarily in real estate investment trust (REIT) securities. These holdings provided diversification benefits as well as additional performance strength throughout the second half of the year. Because REITs are typically more value-oriented positions, we slightly reduced allocations in the WM VT Growth & Income Fund and WM VT Equity Income Fund when the Fund was introduced. Foreign holdings also contributed to the Portfolio's performance as the economic recovery spread globally. The WM VT International Growth Fund and the WM VT West Coast Equity Fund also added to the year's results.

Fixed-income positions were led by the strong results of the WM High Yield Fund. We have overweighted high-yield corporate bonds since the summer of 2002, and although we may have been a little early, this allocation significantly boosted Portfolio performance this year. The WM VT Income Fund also provided strong results, spurred by falling corporate yield differentials relative to Treasuries, which drove the relative performance of corporate bonds. Mortgage-backed issues suffered through a period of record refinancing and prepayment, causing the WM VT U.S. Government Securities Fund to underperform. However, we now favor these issues and ended the period by taking some profits in investment-grade corporates in favor of mortgages.

Overall, performance was very strong for many asset classes during the year, and the broad diversification of the WM VT Conservative Growth Portfolio enhanced results. Certain nontraditional asset types led the market during the period, ultimately to the Portfolio's benefit. Small-cap growth stocks, high-yield bonds, international equities, and real estate securities all contributed significantly to the Portfolio's performance. We believe these results underscore the benefits of active asset allocation, which has the potential not only to manage risk, but also to provide tactical opportunities for building wealth over the long term.

Outlook
We are encouraged by the cyclical, stimulus-driven economic recovery and the subsequent rally in equity markets. Markets have reacted to economic improvements and positive earnings growth. Yet, we remain vigilant concerning longer-term secular headwinds that could limit the rebound's magnitude. Equity markets may have already priced in much of this record stimulus, and we are watching the sustainability of current growth rates. We are also seeking prudent opportunities to marginally shift assets into more attractively priced market segments. While 2003 was a year where risk was rewarded, we are looking for signals of a rotation that could reward quality and prudent stock selection. Our long-term discipline, with asset allocation and diversification at its core, remains our investment strategy regardless of short-term market cycles.



      Portfolio Allocation                   Asset Class Diversification
    as of December 31, 2003(4)                as of December 31, 2003(4)

            [pie chart]                               [pie chart]

Growth & Income Fund             20%      U.S. Equity Large-Cap           35%
Growth Fund                      15%      U.S. Equity Mid-Cap             20%
Equity Income Fund               12%      Foreign Equity                  14%
Income Fund                       8%      Corporate Bonds                  9%
West Coast Equity Fund            8%      Mortgage-Backed Bonds            7%
Mid Cap Stock Fund                8%      U.S. Equity Small-Cap            7%
International Growth Fund         7%      Convertible Bonds                2%
U.S. Govt. Securities Fund        6%      U.S. Treasuries                  1%
Small Cap Stock Fund              6%      Cash Equivalents                 5%
WM High Yield Fund                6%
REIT Fund                         4%

(4)  As of December 31, 2003 and may not reflect current allocations.

[PHOTO]                                      Strategic Growth Portfolio

Value of a $10,000 Investment (Class 1 shares)(1)


                                  [graph]

       SAM Strategic Growth             S&P 500
                                       Benchmark
           Fund                          Index
                         Inflation     Grth 10K
                         ---------
May-97       $10,000      $10,000      $10,000
Jun-97       $10,320      $10,012      $10,446
Jul-97       $10,970      $10,024      $11,275
Aug-97       $10,550      $10,043      $10,648
Sep-97       $11,040      $10,068      $11,232
Oct-97       $10,610      $10,093      $10,857
Nov-97       $10,630      $10,087      $11,360
Dec-97       $10,700      $10,075      $11,555
Jan-98       $10,860      $10,094      $11,683
Feb-98       $11,710      $10,113      $12,526
Mar-98       $12,170      $10,133      $13,167
Apr-98       $12,360      $10,151      $13,300
May-98       $12,060      $10,169      $13,071
Jun-98       $12,409      $10,181      $13,602
Jul-98       $12,168      $10,194      $13,458
Aug-98       $10,423      $10,206      $11,512
Sep-98       $11,004      $10,218      $12,250
Oct-98       $11,636      $10,243      $13,245
Nov-98       $12,389      $10,243      $14,048
Dec-98       $13,503      $10,237      $14,857
Jan-99       $14,255      $10,261      $15,478
Feb-99       $13,793      $10,273      $14,997
Mar-99       $14,645      $10,304      $15,597
Apr-99       $15,427      $10,379      $16,200
May-99       $15,136      $10,379      $15,818
Jun-99       $16,038      $10,379      $16,696
Jul-99       $15,743      $10,411      $16,175
Aug-99       $15,752      $10,436      $16,094
Sep-99       $15,875      $10,486      $15,653
Oct-99       $16,701      $10,505      $16,644
Nov-99       $17,801      $10,511      $16,982
Dec-99       $19,973      $10,511      $17,982
Jan-00       $19,637      $10,536      $17,079
Feb-00       $20,922      $10,598      $16,757
Mar-00       $21,696      $10,685      $18,395
Apr-00       $20,615      $10,692      $17,842
May-00       $20,013      $10,698      $17,476
Jun-00       $20,592      $10,760      $17,906
Jul-00       $20,126      $10,778      $17,627
Aug-00       $21,438      $10,791      $18,721
Sep-00       $20,673      $10,847      $17,733
Oct-00       $20,404      $10,866      $17,658
Nov-00       $18,658      $10,872      $16,267
Dec-00       $19,227      $10,866      $16,346
Jan-01       $20,519      $10,934      $16,927
Feb-01       $18,824      $10,978      $15,383
Mar-01       $17,646      $11,003      $14,408
Apr-01       $19,050      $11,047      $15,527
May-01       $19,391      $11,097      $15,631
Jun-01       $19,449      $11,116      $15,251
Jul-01       $18,868      $11,085      $15,102
Aug-01       $18,013      $11,085      $14,157
Sep-01       $16,129      $11,135      $13,013
Oct-01       $16,589      $11,097      $13,261
Nov-01       $17,597      $11,078      $14,278
Dec-01       $18,025      $11,035      $14,404
Jan-02       $17,455      $11,060      $14,194
Feb-02       $16,963      $11,104      $13,920
Mar-02       $17,894      $11,166      $14,443
Apr-02       $17,028      $11,229      $13,568
May-02       $16,897      $11,229      $13,468
Jun-02       $15,821      $11,236      $12,509
Jul-02       $14,462      $11,248      $11,533
Aug-02       $14,520      $11,285      $11,609
Sep-02       $13,252      $11,304      $10,347
Oct-02       $14,120      $11,324      $11,258
Nov-02       $15,011      $11,324      $11,921
Dec-02       $14,327      $11,299      $11,220
Jan-03       $14,076      $11,348      $10,926
Feb-03       $13,825      $11,436      $10,762
Mar-03       $13,849      $11,504      $10,866
Apr-03       $14,876      $11,479      $11,762
May-03       $15,927      $11,461      $12,382
Jun-03       $16,183      $11,473      $12,540
Jul-03       $16,531      $11,486      $12,761
Aug-03       $16,936      $11,530      $13,010
Sep-03       $16,912      $11,568      $12,872
Oct-03       $17,908      $11,555      $13,600
Nov-03       $18,233      $11,524      $13,720
Dec-03       $19,066      $11,502      $14,439

==================================================================================================
Average Annual Total Returns as of 12/31/03(1)

Class 1 Shares                               1 Year               5 Year        Since Inception
                                                                                 (June 3, 1997)
      Strategic Growth Portfolio(1)          33.07%                7.15%             10.31%
      --------------------------------------------------------------------------------------------
      S&P 500 Index(2)                       28.70%               -0.57%              5.74%
      --------------------------------------------------------------------------------------------

==================================================================================================
Class 2 Shares                               1 Year               5 Year        Since Inception
                                                                              (November 6, 2001)
      Strategic Growth Portfolio(1)          32.76%                  N/A              5.23%
      --------------------------------------------------------------------------------------------
      S&P 500 Index(2)                       28.70%                  N/A              4.01%
==================================================================================================

To obtain more current Portfolio performance, including the most recent month-end performance, call (800) 222-5852.

Note: Past performance is not a guarantee of future results. Investment returns and unit value of an investment will fluctuate, and an investor's units when redeemed may be worth more or less than their original cost. Investing in securities underlying a variable annuity involves risk.

(1) Performance shown above represents performance of the WM Variable Trust Funds (Class 1 shares) and does not account for fees, expenses, and charges of any variable annuity contract. If these fees had been assessed, performance would have been lower. The performance of Class 2 shares is lower than what is shown on the graph above for Class 1 shares, based on the differences in fees paid by Class 2 shareholders. The WM Variable Trust Funds may not be purchased directly but are currently available through the WM Strategic Asset Manager and WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified StrategiesIII variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified StrategiesIII (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They also may be available through other select variable insurance products and retirement plans. The Portfolio may not have been available for sale for all products for the time period shown above. Returns do not account for income taxes due at withdrawal or premium taxes. Withdrawals made prior to age 59 1/2 may be subject to a 10% tax penalty. The Portfolio's performance through December 31, 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses. Performance results assume reinvestment of all capital gains and dividends.

(2) The S&P 500 Index is a broad-based index and is intended to represent the U.S. equity market. For comparative purposes, the benchmark's performance is shown from May 31, 1997 (Class 1 shares) and October 31 2001 (Class 2 shares) and not from the inception of the index. The returns shown for the index assume reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

(3) Inflation is measured by the Consumer Price Index for all urban consumers.

Performance Review
The WM VT SAM Strategic Growth Portfolio returned 33.07% for the year ended December 31, 2003. Equity markets rallied for much of the year, and the Portfolio posted solid results. It outpaced the S&P 500, which returned 28.70%. Longer-term results have also been favorable. The Portfolio outperformed the S&P 500 by an average annual rate of 7.72% for the five-year period ended December 31, 2003. (All Portfolio performance described above is for Class 1 shares.)

Economic/Market Review
Equity markets started slowly in 2003, with stock performance being hampered by geopolitical conflicts that reached a peak in the first quarter. As the potential for a war in Iraq loomed, business and consumer confidence declined causing further instability in the markets. Once the war in Iraq began, markets moved in lock step with perceptions of its progress, duration, and magnitude.

Global equity markets began to rebound in the second quarter of 2003 after geopolitical tensions eased and central banks injected significant stimulus into world economies. In June, the Federal Reserve trimmed the federal funds rate to a 45-year low of 1%. It has since released several statements reaffirming plans to keep interest rates low for as long as it takes to stimulate the economy and until they see signs of inflation, which has remained low. This monetary stimulus was coupled with a robust tax reduction package and rampant mortgage refinancing cash-outs, which lined the pockets of consumers and provided significant liquidity.

Throughout the summer and into the fall, this stimulus helped the economic backdrop improve, and equity markets continued their sharp advance. A cyclical economic rebound now seems to be underway. In fact, third quarter domestic growth levels topped 8%, the largest quarterly economic growth rate in nearly two decades. Indications also point towards healthy growth in the fourth quarter. Despite this liquidity-driven economic growth, several factors continue to impede business confidence levels. Excess capacity built up during the 1990s continues to curtail investment. Firms now have begun to increase spending on capital equipment and technology, but they remain reluctant to add to overall payrolls. Consumer spending, which has been buoyed by the very strong housing market, could eventually be affected by the absence of job growth.

Despite these longer-term secular economic headwinds, the cyclical recovery has built stronger earnings and helped to push equity markets higher. Corporate balance sheets continue to be cleansed through strong productivity gains and cost-cutting measures, and earnings leverage helped boost profitability during 2003. Investors' appetite for risk also reemerged during the year. The sectors and asset classes that suffered the most during the downturn rebounded significantly during the past year. Small-cap and foreign equities, as well as the technology sector, returned to favor in 2003 and led the broad-based rally with very strong results. Most major market segments reported positive results, with the S&P 500 closing the year up more than 28%.

Investment Strategy

The WM VT Strategic Growth Portfolio is diversified among nine funds, representing six major asset classes. A combination of asset classes facilitates our ability to manage risk over a long-term investment horizon. Diversification also fueled relative performance with strong results from some nontraditional investment categories during the year.

The overall investment strategy for the year was to:

o Broaden diversification levels by spreading equity assets across multiple classes and introducing an investment in the WM VT REIT Fund

o Increase positions in both small- and mid-cap stocks, which led the market throughout the recovery

o Maintain a balance in growth and value positions, but add slightly to cyclically sensitive growth holdings and sectors

o Take advantage of the strong performance of higher-yielding corporate bonds

Review of Portfolio Allocations
During the past year, we broadened overall equity diversification levels. We added to small-cap stocks throughout the year, and Portfolio performance was bolstered by its position in the WM VT Small Cap Stock Fund, which was the best-performing WM Fund during the year. Although we maintained relatively balanced allocations in both growth and value positions, we slightly increased exposure to the WM VT Growth Fund to benefit from the strength in cyclically sensitive sectors.

In May, we introduced a position in the WM VT REIT Fund, which invests primarily in real estate investment trust (REIT) securities. These holdings provided diversification benefits as well as additional performance strength throughout the second half of the year. Because REITs are typically more value-oriented positions, we slightly reduced allocations in the WM VT Growth & Income Fund and WM VT Equity Income Fund when the Fund was introduced.

Foreign holdings also contributed to the Portfolio's performance as the economic recovery spread globally. The WM VT International Growth Fund and the WM VT West Coast Equity Fund also added to the year's outcome. Fixed-income positions were led by the strong results of the WM High Yield Fund, and this allocation significantly boosted Portfolio performance.

Overall, performance was very strong for many asset classes during the year, and the broad equity diversification of the WM VT Strategic Growth Portfolio enhanced results. Certain nontraditional asset types led the market during the period, ultimately to the Portfolio's benefit. Small-cap growth stocks, high-yield bonds, international equities, and real estate securities all contributed significantly to the Portfolio's performance. We believe these results underscore the benefits of active asset allocation, which has the potential not only to manage risk, but also to provide tactical opportunities for building wealth over the long term.

Outlook
We are encouraged by the cyclical, stimulus-driven economic recovery and the subsequent rally in equity markets. Markets have reacted to economic improvements and positive earnings growth. Yet, we remain vigilant concerning longer-term secular headwinds that could limit the rebound's magnitude. Equity markets may have already priced in much of this record stimulus, and we are watching the sustainability of current growth rates. We are seeking prudent opportunities to marginally shift assets into more attractively priced market segments. While 2003 was a year where risk was rewarded, we are looking for signals of a rotation that could reward quality and prudent stock selection. Our long-term discipline, with asset allocation and diversification at its core, remains our investment strategy regardless of short-term market cycles.


      Portfolio Allocation                   Asset Class Diversification
    as of December 31, 2003(4)                as of December 31, 2003(4)

            [pie chart]                              [pie chart]

Growth & Income Fund             24%      U.S. Equity Large-Cap           40%
Growth Fund                      16%      U.S. Equity Mid-Cap             24%
Equity Income Fund               12%      Foreign Equity                  17%
Mid Cap Stock Fund               12%      U.S. Equity Small-Cap            9%
West Coast Equity Fund           10%      Corporate Bonds                  4%
International Growth Fund         9%      Convertible Bonds                2%
Small Cap Stock Fund              7%      Cash Equivalents                 4%
WM High Yield Fund                6%
REIT Fund                         4%

(4)  As of December 31, 2003 and may not reflect current allocations.

portfolios of investments

FLEXIBLE INCOME PORTFOLIO
December 31, 2003

                                                                            Value
         Shares                                                            (000s)
         ------                                                            ------
INVESTMENT COMPANY SECURITIES -- 99.4%
        463,978      WM VT Equity Income Fund                            $  6,449
        922,395      WM VT Growth & Income Fund                            15,542
        666,724      WM VT Growth Fund                                      8,027
      1,742,804      WM High Yield Fund                                    14,134
      4,301,847      WM VT Income Fund                                     48,095
        344,055      WM VT Mid Cap Stock Fund                               5,034
        166,881      WM VT REIT Fund                                        2,176
      8,342,525      WM VT Short Term Income Fund                          21,941
        446,766      WM VT Small Cap Stock Fund                             4,204
      4,458,640      WM VT U.S. Government Securities Fund                 47,930
        179,308      WM VT West Coast Equity Fund                           3,253
                                                                         --------
                     Total Investment Company Securities
                       (Cost $160,893)                                    176,785
                                                                         --------

       Principal
         Amount
         (000s)
         ------
REPURCHASE AGREEMENT -- 0.3%
  (Cost $476)
     $      476      Agreement with Goldman Sachs Group,
                        Inc., 0.750% dated 12/31/2003,
                        to be repurchased at $476 on
                        01/02/2004 (Collateralized by U.S.
                        Treasury Bonds, having various
                        interest rates and maturities,
                        market value $486)                                    476
                                                                         --------
TOTAL INVESTMENTS (Cost $161,369*)                           99.7%        177,261
OTHER ASSETS AND LIABILITIES (Net)                            0.3             523
                                                            ------       --------
NET ASSETS                                                  100.0%       $177,784
                                                            =====        ========

---------------
*    Aggregate cost for federal tax purposes is $162,145.



CONSERVATIVE BALANCED PORTFOLIO
December 31, 2003

                                                                            Value
         Shares                                                            (000s)
         ------                                                            ------
INVESTMENT COMPANY SECURITIES -- 99.2%
        178,998      WM VT Equity Income Fund                             $ 2,488
        245,860      WM VT Growth & Income Fund                             4,143
        250,743      WM VT Growth Fund                                      3,019
        392,365      WM High Yield Fund                                     3,182
        834,686      WM VT Income Fund                                      9,332
        112,902      WM VT International Growth Fund                        1,285
        105,500      WM VT Mid Cap Stock Fund                               1,543
         69,955      WM VT REIT Fund                                          912
      1,048,422      WM VT Short Term Income Fund                           2,757
        113,913      WM VT Small Cap Stock Fund                             1,072
        854,837      WM VT U.S. Government Securities Fund                  9,190
         80,632      WM VT West Coast Equity Fund                           1,463
                                                                          -------
                     Total Investment Company Securities
                       (Cost $36,759)                                      40,386
                                                                          -------

       Principal
         Amount
         (000s)
         ------
REPURCHASE AGREEMENT -- 0.4%
  (Cost $182)
     $      182      Agreement with Goldman Sachs Group,
                        Inc., 0.750% dated 12/31/2003,
                        to be repurchased at $182 on
                        01/02/2004 (Collateralized by U.S.
                        Treasury Bonds, having various
                        interest rates and maturities,
                        market value $186)                                    182
                                                                          -------
TOTAL INVESTMENTS (Cost $36,941*)                            99.6%         40,568
OTHER ASSETS AND LIABILITIES (Net)                            0.4             160
                                                            -----         -------
NET ASSETS                                                  100.0%        $40,728
                                                            =====         =======

---------------
*     Aggregate cost for federal tax purposes is $37,619.



                   See Notes to Financial Statements.

portfolios of investments

BALANCED PORTFOLIO
December 31, 2003

                                                                           Value
         Shares                                                            (000s)
         ------                                                            ------
INVESTMENT COMPANY SECURITIES -- 97.0%
      3,580,993      WM VT Equity Income Fund                            $ 49,776
      4,469,664      WM VT Growth & Income Fund                            75,314
      4,770,049      WM VT Growth Fund                                     57,431
      4,129,600      WM High Yield Fund                                    33,491
      6,538,511      WM VT Income Fund                                     73,101
      2,547,981      WM VT International Growth Fund                       28,996
      2,038,932      WM VT Mid Cap Stock Fund                              29,830
      1,291,016      WM VT REIT Fund                                       16,835
      2,588,864      WM VT Short Term Income Fund                           6,809
      2,324,597      WM VT Small Cap Stock Fund                            21,874
      6,760,703      WM VT U.S. Government Securities Fund                 72,677
      1,634,284      WM VT West Coast Equity Fund                          29,646
                                                                         --------
                     Total Investment Company Securities
                       (Cost $449,500)                                    495,780
                                                                         --------

       Principal
         Amount
         (000s)
         ------
REPURCHASE AGREEMENT -- 2.8%
  (Cost $14,218)
     $   14,218      Agreement with Goldman Sachs Group,
                        Inc., 0.750% dated 12/31/2003,
                        to be repurchased at $14,219 on
                        01/02/2004 (Collateralized by U.S.
                        Treasury Bonds, having various
                        interest rates and maturities,
                        market value $14,513)                              14,218
                                                                         --------
TOTAL INVESTMENTS (Cost $463,718*)                           99.8%        509,998
OTHER ASSETS AND LIABILITIES (Net)                            0.2             906
                                                            -----        --------
NET ASSETS                                                  100.0%       $510,904
                                                            =====        ========


---------------
*     Aggregate cost for federal tax purposes is $475,289.


CONSERVATIVE GROWTH PORTFOLIO
December 31, 2003

                                                                            Value
         Shares                                                            (000s)
         ------                                                            ------
INVESTMENT COMPANY SECURITIES -- 99.8%
      2,800,650      WM VT Equity Income Fund                            $ 38,929
      3,822,557      WM VT Growth & Income Fund                            64,410
      4,022,913      WM VT Growth Fund                                     48,436
      2,348,796      WM High Yield Fund                                    19,049
      2,408,152      WM VT Income Fund                                     26,923
      2,114,149      WM VT International Growth Fund                       24,059
      1,691,932      WM VT Mid Cap Stock Fund                              24,753
      1,056,495      WM VT REIT Fund                                       13,777
      2,028,171      WM VT Small Cap Stock Fund                            19,085
      1,810,905      WM VT U.S. Government Securities Fund                 19,467
      1,396,688      WM VT West Coast Equity Fund                          25,336
                                                                         --------
                     Total Investment Company Securities
                       (Cost $323,881)                                    324,224
                                                                         --------
       Principal
         Amount
         (000s)
         ------
REPURCHASE AGREEMENT -- 0.2%
  (Cost $634)
     $      634      Agreement with Goldman Sachs Group,
                        Inc., 0.750% dated 12/31/2003,
                        to be repurchased at $634 on
                        01/02/2004 (Collateralized by U.S.
                        Treasury Bonds, having various
                        interest rates and maturities,
                        market value $647)                                    634
                                                                         --------
TOTAL INVESTMENTS (Cost $324,515*)                          100.0%        324,858
OTHER ASSETS AND LIABILITIES (Net)                            0.0            (117)
                                                            -----        --------
NET ASSETS                                                  100.0%       $324,741
                                                            =====        ========


---------------
*     Aggregate cost for federal tax purposes is $333,603.


                   See Notes to Financial Statements.

portfolio of investments

STRATEGIC GROWTH PORTFOLIO
December 31, 2003

                                                                            Value
         Shares                                                            (000s)
         ------                                                            ------
INVESTMENT COMPANY SECURITIES -- 99.3%
      1,032,561      WM VT Equity Income Fund                            $ 14,352
      1,703,553      WM VT Growth & Income Fund                            28,705
      1,614,630      WM VT Growth Fund                                     19,440
        838,700      WM High Yield Fund                                     6,802
        967,109      WM VT International Growth Fund                       11,006
        928,527      WM VT Mid Cap Stock Fund                              13,584
        374,396      WM VT REIT Fund                                        4,882
        922,201      WM VT Small Cap Stock Fund                             8,678
        636,578      WM VT West Coast Equity Fund                          11,548
                                                                         --------
                     Total Investment Company Securities
                       (Cost $119,837)                                    118,997
                                                                         --------

       Principal
         Amount
         (000s)
         ------
REPURCHASE AGREEMENT -- 0.4%
  (Cost $437)
     $      437      Agreement with Goldman Sachs Group,
                        Inc., 0.750% dated 12/31/2003,
                        to be repurchased at $437 on
                        01/02/2004 (Collateralized by U.S.
                        Treasury Bonds, having various
                        interest rates and maturities,
                        market value $446)                                    437
                                                                         --------
TOTAL INVESTMENTS (Cost $120,274*)                           99.7%        119,434
OTHER ASSETS AND LIABILITIES (Net)                            0.3             409
                                                            -----        --------
NET ASSETS                                                  100.0%       $119,843
                                                            =====        ========

---------------
*     Aggregate cost for federal tax purposes is $123,990.


                   See Notes to Financial Statements.

statements of assets and liabilities

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

December 31, 2003

(In thousands)                                            Flexible    Conservative                  Conservative     Strategic
                                                           Income        Balanced       Balanced        Growth         Growth
                                                         Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                         ---------      ---------      ---------      ---------      ---------
ASSETS:
Investments, at value (a)                                 $177,261        $40,568       $509,998       $324,858       $119,434
Receivable for Portfolio shares sold                           623            209          1,214            342            500
Prepaid expenses and other assets                                1              1              2              1              1
                                                          --------        -------       --------       --------       --------
   Total Assets                                            177,885         40,778        511,214        325,201        119,935
                                                          --------        -------       --------       --------       --------
LIABILITIES:
Payable for Portfolio shares redeemed                           11             16             91            309             26
Investment advisory fee payable                                 15              3             42             27             10
Administration fee payable                                      22              5             63             40             15
Distribution fees payable                                        7              2             18              8              3
Accrued legal and audit fees                                    21             19             22             21             20
Accrued printing and postage expenses                           24              4             71             53             17
Accrued expenses and other payables                              1              1              3              2              1
                                                          --------        -------       --------       --------       --------
   Total Liabilities                                           101             50            310            460             92
                                                          --------        -------       --------       --------       --------
NET ASSETS                                                $177,784        $40,728       $510,904       $324,741       $119,843
                                                          ========        =======       ========       ========       ========
(a) Investments, at cost                                  $161,369        $36,941       $463,718       $324,515       $120,274
                                                          ========        =======       ========       ========       ========

NET ASSETS consist of:
Undistributed net investment income                       $  6,611        $ 1,031       $ 10,389       $  4,709       $    909
Accumulated net realized loss on
   investment transactions                                  (1,768)          (880)       (29,289)       (26,963)       (11,010)
Net unrealized appreciation/(depreciation)
   of investments                                           15,892          3,627         46,280            343           (840)
Paid-in capital                                            157,049         36,950        483,524        346,652        130,784
                                                          --------        -------       --------       --------       --------
   Total Net Assets                                       $177,784        $40,728       $510,904       $324,741       $119,843
                                                          ========        =======       ========       ========       ========
NET ASSETS:
Class 1 Shares                                            $143,283        $31,600       $419,273       $284,165       $105,077
                                                          ========        =======       ========       ========       ========
Class 2 Shares                                            $ 34,501        $ 9,128       $ 91,631       $ 40,576       $ 14,766
                                                          ========        =======       ========       ========       ========
SHARES OUTSTANDING:
Class 1 Shares                                              10,454          2,833         28,175         18,551          6,385
                                                          ========        =======       ========       ========       ========
Class 2 Shares                                               2,528            822          6,183          2,660            899
                                                          ========        =======       ========       ========       ========
CLASS 1 SHARES:*
Net asset value, offering and redemption price per
   share of beneficial interest outstanding               $  13.71        $ 11.15       $  14.88       $  15.32       $  16.46
                                                          ========        =======       ========       ========       ========
CLASS 2 SHARES:*
Net asset value, offering and redemption price per
   share of beneficial interest outstanding               $  13.65        $ 11.11       $  14.82       $  15.25       $  16.42
                                                          ========        =======       ========       ========       ========

---------------
* Net asset value is not shown in thousands.


                                              See Notes to Financial Statements.

statements of operations

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

For the Year Ended December 31, 2003

(In thousands)
                                                          Flexible    Conservative                  Conservative     Strategic
                                                           Income        Balanced       Balanced        Growth         Growth
                                                         Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                         ---------      ---------      ---------      ---------      ---------
INVESTMENT INCOME:
Dividends from investment company securities               $ 7,108        $ 1,128       $ 11,506       $  5,478        $ 1,173
Interest                                                         7              3            130              6              6
                                                           -------        -------       --------       --------        -------
   Total investment income                                   7,115          1,131         11,636          5,484          1,179
                                                           -------        -------       --------       --------        -------
EXPENSES:
Investment advisory fee                                        154             30            417            268             91
Administration fee                                             230             45            625            403            136
Class 2 Shares distribution fees                                49             12            137             61             16
Custodian fees                                                   3              3              3              3              3
Legal and audit fees                                            27             22             35             30             25
Printing and postage expenses                                   37              6            109             77             22
Other                                                           12              2             27             14              5
                                                           -------        -------       --------       --------        -------
   Total expenses                                              512            120          1,353            856            298
Fees waived by the investment advisor                           --            (16)            --             --             --
Fees reduced by custodian credits                               --*            --*            --*            --*            --*
                                                           -------        -------       --------       --------        -------
   Net expenses                                                512            104          1,353            856            298
                                                           -------        -------       --------       --------        -------
NET INVESTMENT INCOME                                        6,603          1,027         10,283          4,628            881
                                                           -------        -------       --------       --------        -------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized loss on investment transactions                (1,044)          (369)       (13,373)       (13,354)        (4,837)
Capital gain distributions received                             24              8            178            144             49
Net change in unrealized appreciation/depreciation
   of investments                                           13,783          4,168         90,583         77,616         30,938
                                                           -------        -------       --------       --------        -------
Net realized and unrealized gain on
   investments                                              12,763          3,807         77,388         64,406         26,150
                                                           -------        -------       --------       --------        -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                               $19,366        $ 4,834       $ 87,671       $ 69,034        $27,031
                                                           =======        =======       ========       ========        =======

---------------
* Amount represents less than $500.



                                              See Notes to Financial Statements.

statements of changes in net assets

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

For the Year Ended December 31, 2003

(In thousands)
                                                          Flexible    Conservative                  Conservative     Strategic
                                                           Income        Balanced       Balanced        Growth         Growth
                                                         Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                         ---------      ---------      ---------      ---------      ---------
Net investment income                                     $  6,603       $  1,027       $ 10,283       $  4,628       $    881
Net realized loss on investment transactions                (1,044)          (369)       (13,373)       (13,354)        (4,837)
Capital gain distributions received                             24              8            178            144             49
Net change in unrealized appreciation/depreciation
   of investments                                           13,783          4,168         90,583         77,616         30,938
                                                          --------       --------       --------       --------       --------
Net increase in net assets
   resulting from operations                                19,366          4,834         87,671         69,034         27,031
Distributions to shareholders from:
   Net investment income:
      Class 1 Shares                                        (3,460)          (518)        (8,745)        (5,270)        (1,233)
      Class 2 Shares                                          (438)           (92)        (1,167)          (480)           (70)
Net increase/(decrease) in net assets from
   Portfolio share transactions:
      Class 1 Shares                                         3,941          7,355         17,869         (2,482)         7,462
      Class 2 Shares                                        22,967          6,146         49,336         19,765         10,041
                                                          --------       --------       --------       --------       --------
Net increase in net assets                                  42,376         17,725        144,964         80,567         43,231
NET ASSETS:
Beginning of year                                          135,408         23,003        365,940        244,174         76,612
                                                          --------       --------       --------       --------       --------
End of year                                               $177,784       $ 40,728       $510,904       $324,741       $119,843
                                                          ========       ========       ========       ========       ========
Undistributed net investment income at end of year        $  6,611       $  1,031       $ 10,389       $  4,709       $    909
                                                          ========       ========       ========       ========       ========



                                              See Notes to Financial Statements.

statements of changes in net assets (continued)

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

For the Year Ended December 31, 2002

(In thousands)
                                                          Flexible    Conservative                  Conservative     Strategic
                                                           Income        Balanced       Balanced        Growth         Growth
                                                         Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                         ---------      ---------      ---------      ---------      ---------
Net investment income                                     $  3,805       $    591       $  9,130       $  4,871       $    912
Net realized loss on investment transactions                  (741)          (452)       (11,941)       (11,856)        (5,626)
Capital gain distributions received                            172             45          1,733          1,991            856
Net change in unrealized appreciation/depreciation
   of investments                                             (140)          (512)       (33,727)       (45,520)       (17,546)
                                                          --------       --------       --------       --------       --------
Net increase/(decrease) in net assets
   resulting from operations                                 3,096           (328)       (34,805)       (50,514)       (21,404)
Distributions to shareholders from:
   Net investment income:
      Class 1 Shares                                          (657)          (125)        (7,468)        (8,655)        (3,357)
      Class 2 Shares                                           (21)            (8)          (366)          (267)           (50)
   Net realized gains on investments:
      Class 1 Shares                                            --            (23)            --           (432)          (257)
      Class 2 Shares                                            --             (2)            --            (13)            (4)
Net increase/(decrease) in net assets from
   Portfolio share transactions:
      Class 1 Shares                                        32,910          7,002         21,600        (21,657)         1,275
      Class 2 Shares                                         9,039          2,061         31,445         14,977          2,689
                                                          --------       --------       --------       --------       --------
Net increase/(decrease) in net assets                       44,367          8,577         10,406        (66,561)       (21,108)
NET ASSETS:
Beginning of year                                           91,041         14,426        355,534        310,735         97,720
                                                          --------       --------       --------       --------       --------
End of year                                               $135,408       $ 23,003       $365,940       $244,174       $ 76,612
                                                          ========       ========       ========       ========       ========
Undistributed net investment income at end of year        $  3,891       $    609       $  9,908       $  5,742       $  1,299
                                                          ========       ========       ========       ========       ========



                                              See Notes to Financial Statements.

statements of changes in net assets -- capital stock activity

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS


(In thousands)

                                                                             Conservative Balanced
                                             Flexible Income Portfolio             Portfolio                 Balanced Portfolio
                                             -------------------------     -------------------------     -------------------------
                                             Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                              12/31/03       12/31/02       12/31/03       12/31/02       12/31/03       12/31/02
                                             ----------     ----------     ----------     ----------     ----------     ----------
AMOUNT
   Class 1:
      Sold                                   $  28,141      $  51,873      $  11,763      $  10,841      $  64,152      $  86,014
      Issued as reinvestment of dividends        3,460            657            518            148          8,745          7,468
      Redeemed                                 (27,660)       (19,620)        (4,926)        (3,987)       (55,028)       (71,882)
                                             ---------      ---------      ---------      ---------      ---------      ---------
      Net increase                           $   3,941      $  32,910      $   7,355      $   7,002      $  17,869      $  21,600
                                             =========      =========      =========      =========      =========      =========

   Class 2:
      Sold                                   $  23,497      $   9,246      $   6,847      $   2,574      $  51,752      $  32,721
      Issued as reinvestment of dividends          438             21             92             10          1,167            365
      Redeemed                                    (968)          (228)          (793)          (523)        (3,583)        (1,641)
                                             ---------      ---------      ---------      ---------      ---------      ---------
      Net increase                           $  22,967      $   9,039      $   6,146      $   2,061      $  49,336      $  31,445
                                             =========      =========      =========      =========      =========      =========

SHARES
   Class 1:
      Sold                                       2,179          4,287          1,136          1,117          4,804          6,659
      Issued as reinvestment of dividends          264             54             50             15            648            581
      Redeemed                                  (2,143)        (1,617)          (485)          (416)        (4,227)        (5,753)
                                             ---------      ---------      ---------      ---------      ---------      ---------
      Net increase                                 300          2,724            701            716          1,225          1,487
                                             =========      =========      =========      =========      =========      =========

   Class 2:
      Sold                                       1,809            763            656            266          3,834          2,527
      Issued as reinvestment of dividends           33              2              9              1             87             28
      Redeemed                                     (75)           (19)           (74)           (57)          (268)          (130)
                                             ---------      ---------      ---------      ---------      ---------      ---------
      Net increase                               1,767            746            591            210          3,653          2,425
                                             =========      =========      =========      =========      =========      =========


                                                    Conservative               Strategic Growth
                                                 Growth Portfolio                 Portfolio
                                             -------------------------     -------------------------
                                             Year Ended     Year Ended     Year Ended     Year Ended
                                              12/31/03       12/31/02       12/31/03       12/31/02
                                             ----------     ----------     ----------     ----------
AMOUNT
   Class 1:
      Sold                                   $  38,262      $  39,872      $  21,723      $  19,153
      Issued as reinvestment of dividends        5,270          9,087          1,233          3,614
      Redeemed                                 (46,014)       (70,616)       (15,494)       (21,492)
                                             ---------      ---------      ---------      ---------
      Net increase/(decrease)                $  (2,482)     $ (21,657)     $   7,462      $   1,275
                                             =========      =========      =========      =========

   Class 2:
      Sold                                   $  22,137      $  15,345      $  10,877      $   3,164
      Issued as reinvestment of dividends          480            280             70             53
      Redeemed                                  (2,852)          (648)          (906)          (528)
                                             ---------      ---------      ---------      ---------
      Net increase                           $  19,765      $  14,977      $  10,041      $   2,689
                                             =========      =========      =========      =========

SHARES
   Class 1:
      Sold                                       2,872          3,019          1,563          1,359
      Issued as reinvestment of dividends          390            695             87            259
      Redeemed                                  (3,586)        (5,662)        (1,157)        (1,647)
                                             ---------      ---------      ---------      ---------
      Net increase/(decrease)                     (324)        (1,948)           493            (29)
                                             =========      =========      =========      =========

   Class 2:
      Sold                                       1,632          1,162            741            232
      Issued as reinvestment of dividends           36             21              5              4
      Redeemed                                    (212)           (55)           (60)           (42)
                                             ---------      ---------      ---------      ---------
      Net increase                               1,456          1,128            686            194
                                             =========      =========      =========      =========



                                               See Notes to Financial Statements.

financial highlights

For a Portfolio share outstanding throughout each period.

                            Income from Investment Operations                Less Distributions
                          -------------------------------------   ----------------------------------------
              Net Asset               Net Realized                Dividends   Distributions
                Value       Net      and Unrealized  Total from   from Net         from                     Net Asset
              Beginning Investment   Gain/(Loss) on  Investment  Investment    Net Realized      Total      Value, End
              of Period   Income      Investments    Operations   Income(1)   Capital Gains  Distributions  of Period
              --------- ----------   --------------  ----------  ----------   -------------  -------------  ----------

Flexible Income Portfolio
Class 1
12/31/03       $12.41     $0.56(6)       $1.08          $1.64      $(0.34)       $   --         $(0.34)       $13.71
12/31/02        12.23      0.41(6)       (0.15)          0.26       (0.08)           --          (0.08)        12.41
12/31/01        11.90      0.17(6)        0.40           0.57       (0.15)        (0.09)         (0.24)        12.23
12/31/00        11.86      0.58(6)        0.10           0.68       (0.58)        (0.06)         (0.64)        11.90
12/31/99        11.38      0.58(6)        0.41           0.99       (0.50)        (0.01)         (0.51)        11.86

Class 2
12/31/03        12.38      0.53(6)        1.07           1.60       (0.33)           --          (0.33)        13.65
12/31/02        12.23      0.38(6)       (0.15)          0.23       (0.08)           --          (0.08)        12.38
12/31/01(5)     12.18      0.02(6)        0.03           0.05          --            --             --         12.23

Conservative Balanced Portfolio
Class 1
12/31/03       $ 9.73     $0.36(6)       $1.29          $1.65      $(0.23)       $   --         $(0.23)       $11.15
12/31/02        10.04      0.31(6)       (0.54)         (0.23)      (0.07)        (0.01)         (0.08)         9.73
12/31/01         9.90      0.13           0.10           0.23       (0.09)           --          (0.09)        10.04
12/31/00         9.90      0.49(6)       (0.00)(7)       0.49       (0.49)        (0.00)(7)      (0.49)         9.90
12/31/99        10.42      0.71(6)       (0.52)          0.19       (0.70)        (0.01)         (0.71)         9.90

Class 2
12/31/03         9.71      0.33(6)        1.29           1.62       (0.22)           --          (0.22)        11.11
12/31/02        10.04      0.29(6)       (0.54)         (0.25)      (0.07)        (0.01)         (0.08)         9.71
12/31/01(5)      9.92      0.01           0.11           0.12          --            --             --         10.04

Balanced Portfolio
Class 1
12/31/03       $12.42     $0.33(6)       $2.46          $2.79      $(0.33)       $   --         $(0.33)       $14.88
12/31/02        13.91      0.32(6)       (1.53)         (1.21)      (0.28)           --          (0.28)        12.42
12/31/01        14.50      0.17(6)       (0.15)          0.02       (0.25)        (0.36)         (0.61)        13.91
12/31/00        14.92      0.41(6)       (0.32)          0.09       (0.43)        (0.08)         (0.51)        14.50
12/31/99        12.20      0.34(6)        2.95           3.29       (0.48)        (0.09)         (0.57)        14.92

Class 2
12/31/03        12.39      0.30(6)        2.45           2.75       (0.32)           --          (0.32)        14.82
12/31/02        13.91      0.29(6)       (1.53)         (1.24)      (0.28)           --          (0.28)        12.39
12/31/01(5)     13.52      0.02(6)        0.37(8)        0.39          --            --             --         13.91


                   See Notes to Financial Statements.

22


                                        Ratios to Average Net Assets/Supplemental Data
                          --------------------------------------------------------------------------
                                                                                  Ratio of Operating
                                                                                     Expenses to
                                                                                     Average Net
                                                                                  Assets Without Fee
                                                                                  Waivers, Expenses
                                          Ratio of    Ratio of Net                Reimbursed and/or
                                         Operating     Investment                   Fees Reduced
                          Net Assets,     Expenses       Income                      by Credits
                Total    End of Period   to Average    to Average     Portfolio    Allowed by the
              Return(2)   (in 000's)    Net Assets(3)  Net Assets   Turnover Rate  Custodian(3)(4)
              ---------  -------------  -------------  ----------   ------------- ------------------

Flexible Income Portfolio

Class 1
12/31/03       13.30%      $143,283         0.30%         4.33%           4%            0.30%
12/31/02        2.14%       125,992         0.30%         3.37%           9%            0.30%
12/31/01        4.84%        90,860         0.33%         1.43%           1%            0.33%
12/31/00        5.79%        40,049         0.31%         4.84%          14%            0.31%
12/31/99        8.58%        25,846         0.35%         5.09%           4%            0.41%

Class 2
12/31/03       13.02%        34,501         0.55%         4.08%           4%            0.55%
12/31/02        1.89%         9,416         0.55%         3.12%           9%            0.55%
12/31/01(5)     0.41%           182         0.58%(9)      1.18%(9)        1%            0.58%(9)

Conservative Balanced Portfolio

Class 1
12/31/03       17.09%       $31,600         0.31%         3.48%           6%            0.36%
12/31/02       (2.26)%       20,759         0.30%         3.20%           9%            0.41%
12/31/01        2.40%        14,221         0.41%         1.36%           2%            0.53%
12/31/00        5.03%         8,736         0.37%         4.99%          67%            0.44%
12/31/99        1.88%         7,206         0.35%         7.07%          17%            0.59%

Class 2
12/31/03       16.83%         9,128         0.56%         3.23%           6%            0.61%
12/31/02       (2.47)%        2,244         0.55%         2.95%           9%            0.66%
12/31/01(5)     1.21%           205         0.66%(9)      1.11%(9)        2%            0.78%(9)

Balanced Portfolio

Class 1
12/31/03       22.74%      $419,273         0.29%         2.50%           7%            0.29%
12/31/02       (8.78)%      334,605         0.29%         2.52%          22%            0.29%
12/31/01        0.13%       354,082         0.28%         1.22%           8%            0.28%
12/31/00        0.49%       305,399         0.29%         2.76%          15%            0.29%
12/31/99       27.71%       170,527         0.35%         2.70%          13%            0.35%

Class 2
12/31/03       22.46%        91,631         0.54%         2.25%           7%            0.54%
12/31/02       (9.00)%       31,335         0.54%         2.27%          22%            0.54%
12/31/01(5)     2.88%         1,452         0.53%(9)      0.97%(9)        8%            0.53%(9)


                   See Notes to Financial Statements.

financial highlights

For a Portfolio share outstanding throughout each period.

                            Income from Investment Operations                  Less Distributions
                         ----------------------------------------    ---------------------------------------
               Net Asset               Net Realized                  Dividends  Distributions
                 Value,       Net     and Unrealized   Total From     from Net       from                      Net Asset
               Beginning  Investment  Gain/(Loss) on   Investment    Investment  Net Realized      Total      Value, End
               of Period    Income     Investments     Operations    Income(1)  Capital Gains  Distributions   of Period
               ---------  ----------  --------------   ----------    ---------  -------------  -------------  ----------

Conservative Growth Portfolio
Class 1
12/31/03         $12.16     $0.23(6)      $3.23          $3.46        $(0.30)      $   --         $(0.30)       $15.32
12/31/02          14.87      0.23(6)      (2.51)         (2.28)        (0.41)       (0.02)         (0.43)        12.16
12/31/01          16.46      0.17(6)      (0.72)         (0.55)        (0.61)       (0.43)         (1.04)        14.87
12/31/00          17.10      0.27(6)      (0.69)         (0.42)        (0.07)       (0.15)         (0.22)        16.46
12/31/99          12.54      0.12(6)       4.76           4.88         (0.16)       (0.16)         (0.32)        17.10

Class 2
12/31/03          12.13      0.20(6)       3.20           3.40         (0.28)          --          (0.28)        15.25
12/31/02          14.87      0.19(6)      (2.50)         (2.31)        (0.41)       (0.02)         (0.43)        12.13
12/31/01(5)       14.24      0.01(6)       0.62(8)        0.63            --           --             --         14.87

Strategic Growth Portfolio
Class 1
12/31/03         $12.55     $0.14(6)      $3.98          $4.12        $(0.21)      $   --         $(0.21)       $16.46
12/31/02          16.45      0.15(6)      (3.47)         (3.32)        (0.54)       (0.04)         (0.58)        12.55
12/31/01          18.61      0.16(6)      (1.27)         (1.11)        (0.57)       (0.48)         (1.05)        16.45
12/31/00          19.59      0.13(6)      (0.84)         (0.71)        (0.11)       (0.16)         (0.27)        18.61
12/31/99          13.46      0.05(6)       6.35           6.40         (0.16)       (0.11)         (0.27)        19.59

Class 2
12/31/03          12.54      0.10(6)       3.98           4.08         (0.20)          --          (0.20)        16.42
12/31/02          16.45      0.11(6)      (3.44)         (3.33)        (0.54)       (0.04)         (0.58)        12.54
12/31/01(5)       15.54      0.01(6)       0.90(8)        0.91            --           --             --         16.45


---------------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.
(2) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(3) The Portfolio will indirectly bear its prorated share of expenses of the Underlying Funds.
(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.
(5)  The Portfolio commenced selling Class 2 shares on November 6,
     2001.
(6) Per share numbers have been calculated using the average shares method.
(7)  Amount represents less than $0.01 per share.
(8) The amount shown may not agree with the change in the aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Portfolio shares.
(9)  Annualized.


                   See Notes to Financial Statements.


24


                                                   Ratios to Average Net Assets/Supplemental Data
                                -------------------------------------------------------------------------------------
                                                                                                 Ratio of Operating
                                                                                                    Expenses to
                                                                                                 Average Net Assets
                                                                                                 Without Fee Waivers,
                                                   Ratio of      Ratio of Net                    Expenses Reimbursed
                                                   Operating      Investment                        and/or Fees
                                 Net Assets,       Expenses         Income                       Reduced by Credits
                      Total     End of Period     to Average      to Average        Portfolio      Allowed by the
                    Return(2)     (in 000's)     Net Assets(3)    Net Assets      Turnover Rate    Custodian(3)(4)
                    ---------   -------------    -------------   ------------     -------------  --------------------

Conservative Growth Portfolio
Class 1
12/31/03             28.74%        $284,165          0.30%           1.75%             11%              0.30%
12/31/02            (15.52)%        229,564          0.29%           1.77%             19%              0.29%
12/31/01             (3.56)%        309,608          0.28%           1.11%              7%              0.28%
12/31/00             (2.49)%        293,442          0.28%           1.59%             13%              0.28%
12/31/99             39.36%         155,790          0.35%           0.85%             12%              0.36%

Class 2
12/31/03             28.36%          40,576          0.55%           1.50%             11%              0.55%
12/31/02            (15.72)%         14,610          0.54%           1.52%             19%              0.54%
12/31/01(5)           4.42%           1,127          0.53%(9)        0.86%(9)           7%              0.53%(9)

Strategic Growth Portfolio
Class 1
12/31/03             33.07%        $105,077          0.31%           0.99%              9%              0.31%
12/31/02            (20.53)%         73,936          0.32%           1.06%             16%              0.32%
12/31/01             (6.25)%         97,401          0.31%           0.95%              5%              0.31%
12/31/00             (3.73)%         98,431          0.30%           0.67%             12%              0.30%
12/31/99             47.95%          35,500          0.35%           0.35%              7%              0.43%

Class 2
12/31/03             32.76%          14,766          0.56%           0.74%              9%              0.56%
12/31/02            (20.59)%          2,676          0.57%           0.81%             16%              0.57%
12/31/01(5)           5.86%             319          0.56%(9)        0.70%(9)           5%              0.56%(9)

                   See Notes to Financial Statements.

notes to financial statements

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

1. Organization and Business

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 12 funds and 5 portfolios. The Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio" and collectively, the "Portfolios") are included in this report.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans including affiliated plans of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company. At December 31, 2003, "The Washington Mutual Retirement Savings and Investment Plan" held approximately 39%, 25%, 8%, 7% and 26% of the outstanding shares in the Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth Portfolios, respectively.

Each of the Portfolios invests, within certain percentage ranges, in Class 1 shares of various funds in the Trust and Class I shares of WM High Yield Fund (collectively, the "Underlying Funds"). WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual serves as investment advisor to the Portfolios. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments, including repurchase agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios in the preparation of their financial statements.

Portfolio valuation:

Investments in the Underlying Funds are valued at net asset value per Class 1 share or Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost which approximates market value.

Repurchase agreements:

Each Portfolio may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Portfolio enters into repurchase agreements.

Securities transactions and investment income:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

Interest income on debt securities is accrued daily. Dividend income is recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

notes to financial statements (continued)

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS


Dividends and distributions to shareholders:

Dividends from net investment income and distributions of any net capital gains of the Portfolios are declared and paid annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Portfolios, redesignated distributions and differing characterization of distributions made by each Portfolio. At December 31, 2003, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                               Increase             Increase
                                            Undistributed         Accumulated
                                            Net Investment        Net Realized
                                                Income                Loss
   Name of Portfolio                            (000s)               (000s)
   -----------------                        --------------        ------------
   Flexible Income Portfolio                     $  15               $ (15)
   Conservative Balanced Portfolio                   5                  (5)
   Balanced Portfolio                              109                (109)
   Conservative Growth Portfolio                    89                 (89)
   Strategic Growth Portfolio                       30                 (30)

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

Federal income taxes:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

It is each Portfolio's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

Expenses:

General expenses of the Trust are allocated to all the Portfolios and Funds of the Trust based upon the relative average net assets of each Portfolio and Fund. In addition, the Portfolios will indirectly bear their prorated share of the expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

Use of estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Investment Advisory and Other Transactions

WM Advisors serves as investment advisor to the Trust. As such, WM Advisors provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, WM Advisors is entitled to a monthly fee at an annual rate of 0.10% of each Portfolio's average daily net assets. The Advisor has voluntarily waived $15,876 of its advisory fees for the Conservative Balanced Portfolio for the year ended December 31, 2003.

WM Shareholder Services, Inc. (the "Administrator"), a wholly-owned subsidiary of Washington Mutual, serves as administrator of the Portfolios. For its administrative services to the Portfolios, the Administrator is entitled to a monthly fee at an annual rate of 0.15% of each Portfolio's average daily net assets.

Custodian fees for certain Portfolios have been reduced by credits allowed by the Portfolios' custodian for uninvested cash balances. The Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended December 31, 2003 are shown separately in the "Statements of Operations".

notes to financial statements (continued)

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS


4. Trustees' Fees

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by WM Advisors, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5. Distribution Plan

Each of the Portfolios has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to the Class 2 shares of the Portfolios (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, WM Funds Distributor, Inc. (the "Distributor") may receive a fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the distribution plan or any agreements related to the plan.

6. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of shares of the Underlying Funds for the year ended December 31, 2003, are as follows:

                                              Purchases               Sales
   Name of Portfolio                            (000s)               (000s)
   -----------------                          ---------              ------
   Flexible Income Portfolio                   $34,794             $  5,926
   Conservative Balanced Portfolio              15,797                1,884
   Balanced Portfolio                           93,997               29,217
   Conservative Growth Portfolio                47,043               30,295
   Strategic Growth Portfolio                   25,383                8,339

7. Post October Loss

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2003, the following Portfolios have elected to defer capital losses occurring between November 1, 2003 and December 31, 2003 as follows:

                                            Capital Losses
   Name of Portfolio                            (000s)
   -----------------                        --------------
   Flexible Income Portfolio                    $  308
   Conservative Balanced Portfolio                  59
   Balanced Portfolio                            6,153
   Conservative Growth Portfolio                 5,603
   Strategic Growth Portfolio                    1,919

Such losses will be treated as arising on the first day of the year ending December 31, 2004.

8. Capital Loss Carryforwards

At December 31, 2003, the following Portfolios have available for federal income tax purposes unused capital losses as follows:

                                                                (In thousands)
                                              ---------------------------------------------------
                                              Expiring             Expiring              Expiring
   Name of Portfolio                           in 2009              in 2010               in 2011
   -----------------                          --------             --------              --------
   Flexible Income Portfolio                    $   19              $   166               $   500
   Conservative Balanced Portfolio                  --                   28                   115
   Balanced Portfolio                            3,740                4,364                 3,460
   Conservative Growth Portfolio                    --                5,709                 6,564
   Strategic Growth Portfolio                       --                3,815                 1,560

notes to financial statements (continued)

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS


9. Components of Distributable Earnings

At December 31, 2003, the components of distributable earnings on a tax basis are as follows:

                                                                    (In thousands)
                                             -------------------------------------------------------------
                                              Flexible  Conservative              Conservative   Strategic
                                               Income      Balanced     Balanced      Growth       Growth
                                             Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                             ---------  ------------   ---------  ------------   ---------
Gross tax unrealized appreciation              $15,116       $2,949      $36,284     $ 17,306     $  9,458
Gross tax unrealized depreciation                   --           --       (1,575)     (26,051)     (14,014)
                                               -------       ------      -------     --------     --------
Net tax unrealized appreciation/
   (depreciation)                              $15,116       $2,949      $34,709     $ (8,745)    $ (4,556)
                                               =======       ======      =======     ========     ========
Undistributed ordinary income                  $ 6,611       $1,031      $10,388     $  4,710     $    908
Undistributed accumulated gains                $    --       $   --      $    --     $     --     $     --

Tax Composition of Distributions:

Ordinary income                                $ 3,898       $  610      $ 9,912     $  5,750     $  1,303
Long-term capital gain                         $    --       $   --      $    --     $     --     $     --

10.  Risk Factors of the Portfolios

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Certain Underlying Funds may invest a portion of their assets in foreign securities; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and enter into "delayed-delivery" transactions; and enter into various other investment practices each with inherent risks. The REIT Fund could be adversely impacted by economic trends in the real estate industry; the West Coast Equity Fund by economic trends in the West Coast region; and the High Yield Fund by conditions affecting issuers of lower rated debt securities.

The officers and Trustees, Advisor, Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

independent auditors' report


To the Trustees and Shareholders of the Funds of the WM Variable Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Variable Trust Flexible Income Portfolio, WM Variable Trust Conservative Balanced Portfolio, WM Variable Trust Balanced Portfolio, WM Variable Trust Conservative Growth Portfolio, and WM Variable Trust Strategic Growth Portfolio (all Funds of WM Variable Trust) (collectively the "Portfolios") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios at December 31, 2003, the results of the operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2004
other information (unaudited)

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Year Ended December 31, 2003

1. Tax Information

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

Name of Portfolio
-----------------
Flexible Income Portfolio                                    7.66%
Conservative Balanced Portfolio                             12.74%
Balanced Portfolio                                          16.86%
Conservative Growth Portfolio                               24.54%
Strategic Growth Portfolio                                  41.56%

2. Trustee Information

Trustees and Officers:

Name, Age, and Address (1)            Length of          Principal Occupation(s) During                  Other Directorships
Of Independent Trustee             Time Served (2)                Past 5 Years                             Held by Trustee
====================================================================================================================================
David E. Anderson               Sierra Funds-8 years     Retired President and CEO of              Children's Bureau Foundation;
Age 77                               WM Group of         GTE California, Inc.                      Upward Bound House of Santa
                                    Funds-5 years                                                  Monica
                                 (Retired May 2003)
------------------------------------------------------------------------------------------------------------------------------------

Wayne L. Attwood, M.D.        Composite Funds-11 years   Retired doctor of internal medicine
Age 74                               WM Group of         and gastroenterology.
                                    Funds-5 years
------------------------------------------------------------------------------------------------------------------------------------

Kristianne Blake               Composite Funds-3 years   CPA specializing in personal financial    Frank Russell Investment Company;
Age 49                               WM Group of         and tax planning.                         Russell Insurance Funds; Avista
                                    Funds-5 years                                                  Corporation; St. George's School
------------------------------------------------------------------------------------------------------------------------------------

Edmond R. Davis, Esq.           Sierra Funds-8 years     Partner at the law firm of Davis &        Braille Institute of America,
Age 75                               WM Group of         Whalen LLP. Prior to 1999, partner at     Inc; Children's Bureau of
                                    Funds-5 years        the law firm of Brobeck, Phlegar &        Southern California, Children's
                                                         Harrison, LLP.                            Bureau Foundation; Fifield
                                                                                                   Manors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Carrol R. McGinnis              Griffin Funds-5 years    Founder of McGinnis Investments.          Baptist Foundation of Texas;
Age 60                               WM Group of         Prior to 1994, President and Chief        Concord Trust Company.
                                    Funds-5 years        Operating Officer of Transamerica
                                                         Fund Management Company.
------------------------------------------------------------------------------------------------------------------------------------

Alfred E. Osborne, Jr., Ph.D.   Sierra Funds-7 years     Senior Associate Dean of the Anderson     Nordstrom Inc.; K2, Inc.; First
Age 59                               WM Group of         Graduate School of Management at          Pacific Advisors' Capital,
                                    Funds-5 years        the University of California Los          Crescent and New Income Funds;
                                                         Angeles.                                  Equity Marketing Inc.; Member of
                                                                                                   Investment Company Institute
                                                                                                   National Board of Governors.
------------------------------------------------------------------------------------------------------------------------------------

Daniel L. Pavelich             Composite Funds-1 year    Retired Chairman and CEO of BDO           Wildseed Ltd.; Catalytic, Inc.;
Age 59                               WM Group of         Seidman, LLP.                             Vaagen Bros. Lumber, Inc.
                                    Funds-5 years
------------------------------------------------------------------------------------------------------------------------------------

Jay Rockey                     Composite Funds-3 years   Founder and Senior Counsel of Rockey,     Downtown Seattle Association;
Age 75                               WM Group of         Hill & Knowlton, formerly The Rockey      The Rainier Club; WSU Foundation
                                    Funds-5 years        Company. Prior to 2004, Chairman and
                                                         Founder of same.
------------------------------------------------------------------------------------------------------------------------------------

Morton O. Schapiro              Griffin Funds-5 years    President of Williams College since       Marsh & McLennan Companies
Age 50                               WM Group of         2000. Prior thereto, Dean of the
                                    Funds-5 years        College of Letters, Arts and Sciences;
                               (Retired February 2003)   Professor of Economics and Vice
                                                         President of Planning, University of
                                                         Southern California.
------------------------------------------------------------------------------------------------------------------------------------

Richard C. Yancey             Composite Funds-23 years   Retired Managing Director of Dillon,      AdMedia Partners Inc.; Czech and
(Lead Trustee)                       WM Group of         Read & Co., an Investment Bank now        Slovak American Enterprise Fund
Age 77                              Funds-5 years        part of UBS.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                  31


other information (unaudited) (continued)

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Year Ended December 31, 2003

Name, Age, and Address (1)            Length of          Principal Occupation(s) During                  Other Directorships
Of Independent Trustee             Time Served (2)                Past 5 Years                             Held by Trustee
====================================================================================================================================
Anne V. Farrell               Composite Funds-4 years   President Emeritus of the Seattle         Washington Mutual, Inc.; REI
Age 68                              WM Group of         Foundation.
                                   Funds-5 years
------------------------------------------------------------------------------------------------------------------------------------

Michael K. Murphy             Composite Funds-3 years   Chairman of CPM Development               Washington Mutual, Inc.
Age 66                              WM Group of         Corporation.
                                   Funds-5 years
------------------------------------------------------------------------------------------------------------------------------------

William G. Papesh,            Composite Funds-9 years   President, CEO and Director of the
President and CEO                   WM Group of         Advisor and Director of the Transfer
Age 60                             Funds-5 years        Agent and Distributor. Prior to 2004,
                                                        President, CEO and Director of the
                                                        Advisor, Transfer Agent and Distributor.
------------------------------------------------------------------------------------------------------------------------------------

                                  Position(s) Held with Registrant
Name, Age, and Address (1)                        &                                    Principal Occupation(s) During
      Of Officer                        Length of Time Served                                   Past 5 Years
====================================================================================================================================
Wendi B. Bernard                      Assistant Vice President                 Assistant Vice President of the Transfer Agent.
Age 35                           and Assistant Secretary since 2003.
------------------------------------------------------------------------------------------------------------------------------------

Monte D. Calvin, CPA              First Vice President since 2002.             First Vice President and Director of the
Age 59                    Prior to 2002, other officer positions since 1988.   Transfer Agent, Advisor and Distributor.
------------------------------------------------------------------------------------------------------------------------------------

Sandy Cavanaugh                   Senior Vice President since 2000.            President and Director of the Distributor
Age 49                     Prior to 2000, First Vice President since 1997.     and Transfer Agent.
------------------------------------------------------------------------------------------------------------------------------------

Alex Ghazanfari                     Vice President and Assistant               Vice President and Chief Compliance Officer of
Age 27                             Compliance Officer since 2003.              the Distributor. Prior to 2003, senior level
                                                                               positions at the Distributor and WM Financial
                                                                               Services.
------------------------------------------------------------------------------------------------------------------------------------

Sharon L. Howells                 First Vice President since 2000.             First Vice President, Secretary and Director of the
Age 53                                                                         Advisor, Distributor, and Transfer Agent.
------------------------------------------------------------------------------------------------------------------------------------

Jeffrey L. Lunzer, CPA             Vice President, Chief Financial             Vice President of the Transfer Agent. Prior to 2003,
Age 42                            Officer and Treasurer since 2003.            senior level positions at the Columbia Funds and
                                                                               Columbia Management Co.
------------------------------------------------------------------------------------------------------------------------------------

William G. Papesh              President and CEO since 1987. Prior to          President and Director of the Advisor and Director
Age 60                        1987, other officer positions since 1972.        of the Transfer Agent and Distributor.
------------------------------------------------------------------------------------------------------------------------------------

Gary Pokrzywinski                 First Vice President since 2001.             Senior Vice President of the Advisor.
Age 42                        Prior to 2001, Vice President since 1999.
------------------------------------------------------------------------------------------------------------------------------------

Stephen Q. Spencer                First Vice President since 2001.             First Vice President of the Advisor. Prior to 2001,
Age 45                                                                         senior level positions at Smoot, Miller, Cheney & Co.
------------------------------------------------------------------------------------------------------------------------------------

John T. West               First Vice President, Secretary and Compliance      First Vice President of the Transfer Agent, Advisor
Age 48                    Officer since 2003. Prior to 2003, other officer     and Distributor.
                                        positions since 1993.
------------------------------------------------------------------------------------------------------------------------------------

Randall L. Yoakum                 Senior Vice President since 2001.            Senior Vice President, Director and Chief Investment
Age 44                     Prior to 2001, First Vice President since 1999.     Strategist of the Advisor and Director of the
                                                                               Distributor and Transfer Agent. Prior to 1999, senior
                                                                               positions at D.A. Davidson and Boatmen's Trust.
------------------------------------------------------------------------------------------------------------------------------------

---------------
Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 1-800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.
(2) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.
(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

This Annual Report is published for the general information of the shareholders of the WM Variable Trust. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Share prices and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

Shares of the WM Variable Trust are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, National Credit Union Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other federal government agency. The purchase of WM Variable Trust shares is not required for and is not a term of the provision of any banking service or activity. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD




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                                                            U.S. POSTAGE
WM Funds Distributor, Inc.                                  PAID
12009 Foundation Place, Suite 350                           HAZELWOOD, MO
Gold River, CA 95670                                        PERMIT #14

                                                        VTSAMAR (2/28/04)

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ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive and senior financial officers, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)   Audit Fees
      ----------

      2002        2003
      ----        ----

      $361,165    $419,370

(b)   Audit-Related Fees
      ------------------

      2002        2003
      ----        ----

      None.       None.

      For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)   Tax Fees
      --------

      2002        2003
      ----        ----

      $37,455     $38,190

      The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Variable Trust for the tax years ended December 31, 2002 and December 31, 2003.

      For the last two fiscal years, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)   All Other Fees
      --------------

      2002        2003
      ----        ----

      None.       None.

      For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.


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(e)   (1) Pre-approval Policies and Procedures
          ------------------------------------

      Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the funds in accordance with paragraph
      (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

      (2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph
      (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g) For the fiscal year ended December 31, 2003, the registrant's principal accountant billed aggregate non-audit fees in the amount of $435,540 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended December 31, 2002, the registrant's principal accountant billed aggregate non-audit fees in the amount of $255,105 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.

(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
      (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


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ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 9. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Variable Trust

By: /s/ William G. Papesh
William G. Papesh, President and Chief Executive Officer
March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Jeffrey L. Lunzer
---------------------
Jeffrey L. Lunzer, Treasurer and Chief Financial Officer
March 5, 2004

/s/ William G. Papesh
---------------------
William G. Papesh, President and Chief Executive Officer
March 5, 2004